UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

SNYDER’S-LANCE, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(3)
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SNYDER’S-LANCE, INC.
February 20, 2018

To the Shareholders of Snyder’s-Lance, Inc.:
We are pleased to invite you to attend our special meeting of shareholders (the “special meeting”) to be held on March 23, 2018, at 9:00 a.m. Eastern Time at The Ballantyne Hotel & Lodge, York Room, 10000 Ballantyne Commons Parkway, Charlotte, NC 28277.
On December 18, 2017, we entered into an Agreement and Plan of Merger, including the Plan of Merger included therein (together, as may be amended from time to time, the “merger agreement”) with Campbell Soup Company, a New Jersey corporation (“Campbell”), and Twist Merger Sub, Inc., a North Carolina corporation and indirect wholly owned subsidiary of Campbell (“Merger Sub”), pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger and as an indirect wholly owned subsidiary of Campbell (the “merger”). At the special meeting, you will be asked to consider and vote upon:
(1)
a proposal to approve the merger agreement;

(2)
a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement (the “Adjournment Proposal”); and

(3)
a proposal to approve, on a non-binding, advisory basis, the payment of certain compensation and benefits to our named executive officers that is based on or otherwise relates to the merger, which they will or may be entitled to receive from the Company (or its successor) (the “Merger-Related Compensation Proposal”).

If the merger is completed, you will be entitled to receive $50.00 in cash, without interest and less any required tax withholding, for each share of our common stock that you own.
After due consideration and discussion, our Board, by the unanimous vote of all directors voting, has (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of the Company and its shareholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger and (iii) recommended approval of the merger agreement by our shareholders. Our Board, by the unanimous vote of all directors voting, recommends that you vote (1) “FOR” the proposal to approve the merger agreement, (2) “FOR” the Adjournment Proposal and (3) “FOR” the non-binding, advisory Merger-Related Compensation Proposal.
The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement. The proxy statement also describes the actions and determinations of our Board in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety. You may also obtain more information about the Company from documents we file with the Securities and Exchange Commission (the “SEC”) from time to time.
YOUR VOTE IS VERY IMPORTANT. The merger cannot be completed unless the merger agreement is approved by the affirmative vote of the holders of 75% of the outstanding shares of our common stock. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE REQUEST THAT YOU AUTHORIZE YOUR PROXY TO VOTE YOUR SHARES BY EITHER MARKING, SIGNING, DATING AND PROMPTLY RETURNING THE PROXY CARD OR SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET. If you are a shareholder of record and attend the special meeting and desire to vote in person, you may do so even though you have previously sent a proxy. The failure to vote, or an abstention from voting, will have exactly the same effect as voting against the proposal to approve the merger agreement.
If your shares are held in “street name,” you should instruct your broker on how to vote your shares, following the procedures provided by your broker. Your broker may be unable to vote your shares without instructions from you. The failure to instruct your broker on how to vote your shares could have exactly the same effect as voting against the proposal to approve the merger agreement.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Banks, Brokers and Shareholders
Call Toll Free: (877) 255-0134
Via Email: SnydersLance@georgeson.com
Sincerely,
Brian J. Driscoll
President and Chief Executive Officer
The merger agreement and the merger have not been approved or disapproved by the SEC or any state securities commission. Neither the SEC nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated February 20, 2018 and is first being mailed to shareholders on or about February 20, 2018.

SNYDER’S-LANCE, INC.
13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on March 23, 2018
9:00 a.m. Eastern Time

Notice is hereby given that the special meeting of shareholders (the “special meeting”) of Snyder’s-Lance, Inc., a North Carolina corporation (the “Company”), will be held at The Ballantyne Hotel & Lodge, York Room, 10000 Ballantyne Commons Parkway, Charlotte, NC 28277, on March 23, 2018, at 9:00 a.m. Eastern Time, to consider and vote upon:
(1)
a proposal to approve the Agreement and Plan of Merger, dated as of December 18, 2017 entered into among the Company, Campbell Soup Company, a New Jersey corporation (“Campbell”), and Twist Merger Sub, Inc., a North Carolina corporation and indirect wholly owned subsidiary of Campbell (“Merger Sub”), including the Plan of Merger included therein, each as may be amended from time to time (together, the “merger agreement”). Pursuant to the merger agreement, Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company on the terms and subject to the conditions set forth in the merger agreement, with the Company continuing as the surviving entity following the merger and as an indirect wholly owned subsidiary of Campbell (the “merger”);

(2)
a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement (the “Adjournment Proposal”); and

(3)
a proposal to approve, on a non-binding, advisory basis, the payment of certain compensation and benefits to our named executive officers that is based on or otherwise relates to the merger, which they will or may be entitled to receive from the Company (or its successor) (the “Merger-Related Compensation Proposal”).

The foregoing matters are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference.
Our Board, by the unanimous vote of all directors voting, recommends that you vote (1) “FOR” the proposal to approve the merger agreement, (2) “FOR” the Adjournment Proposal and (3) “FOR” the non-binding, advisory Merger-Related Compensation Proposal.
Under the NCBCA, in connection with the merger, shareholders have no right to demand appraisal of their shares of the Company’s common stock and obtain payment in cash for the fair value of such shares. See “Appraisal Rights” on page 86.
Pursuant to our restated articles of incorporation, the affirmative vote of the holders of 75% of the outstanding shares of our common stock as of the close of business on the record date is required to approve the merger agreement. The affirmative vote of a majority of the votes cast by holders of our common stock present at the special meeting, either in person or by proxy, and entitled to vote at the special meeting is required to approve the Adjournment Proposal and the non-binding, advisory Merger-Related Compensation Proposal.
YOUR VOTE IS VERY IMPORTANT, regardless of the number of shares that you own. The merger cannot be completed unless the merger agreement is approved by the affirmative vote of the holders of 75% of the outstanding shares of our common stock. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE REQUEST THAT YOU AUTHORIZE YOUR PROXY TO VOTE YOUR SHARES BY EITHER MARKING, SIGNING, DATING AND PROMPTLY RETURNING THE PROXY CARD OR SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET. If you are a shareholder of record and attend the special meeting and desire to vote in person, you may do so even though you have previously sent a proxy. The failure to vote, or an abstention from voting, either in person or by proxy, will have exactly the same effect as voting “AGAINST” the proposal to approve the merger agreement.
If you attend the special meeting in person and fail to vote in person by ballot and have not previously authorized your proxy to vote your shares as described above, that will be treated as an abstention. Abstentions will have the same effect as voting “AGAINST” the proposal to approve the merger agreement. However, abstentions will have no effect on the result of the vote on the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal. Abstentions will be considered present for the purpose of determining the presence of a quorum.
If your shares are held in “street name,” you should instruct your broker on how to vote your shares, following the procedures provided by your broker. Your broker may be unable to vote your shares without instructions from you. The failure to instruct your broker on how to vote your shares could have exactly the same effect as voting “AGAINST” the proposal to approve the merger agreement.
Any proxy may be revoked at any time prior to its exercise by (i) giving written notice to our Corporate Secretary at our principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, stating that you would like to revoke your proxy, (ii) completing and submitting a new proxy card bearing a later date (in any of the permitted forms), or (iii) voting in person at the special meeting. If your shares are held in the name of a broker, bank or other agent, you must follow instructions received from such broker, bank or agent with this proxy statement in order to revoke your vote or to vote in person at the special meeting.
Only shareholders of record as of the close of business on February 16, 2018, are entitled to notice of and to vote at the special meeting or at any postponement or adjournment thereof. A list of shareholders entitled to vote at the special meeting will be available in our offices located at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, during regular business hours for a period commencing two business days after notice of the special meeting is given and continuing through such special meeting and at the place of the special meeting during the meeting.
By order of the Board of Directors,
Gail Sharps Myers
Senior Vice President, General Counsel and Secretary
Charlotte, North Carolina
February 20, 2018

i

ii

SUMMARY
This summary highlights selected information from this proxy statement with respect to the special meeting, the merger agreement and the merger, and it may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its appendices and the documents referred to or incorporated by reference into this proxy statement. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where You Can Find Additional Information” on page 92.
In this proxy statement, the terms “we,” “us,” “our” “Snyder’s-Lance” and the “Company” refer to Snyder’s-Lance, Inc. and its subsidiaries. We refer to Campbell Soup Company as “Campbell” and Twist Merger Sub, Inc. as “Merger Sub.” We refer to the Agreement and Plan of Merger, dated as of December 18, 2017, among the Company, Campbell and Merger Sub, including the Plan of Merger included therein, each as may be amended from time to time, together as the “merger agreement.” We refer to the special meeting of shareholders as the “special meeting.” The Board of Directors of the Company is referred to as our “Board.” The special negotiating committee of the Board of Directors of the Company is referred to as the “Special Committee.”
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Parties to the Merger (Page 22)

Snyder’s-Lance, Inc.
13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(704) 554-1421
The Company is a North Carolina corporation headquartered in Charlotte, North Carolina. We are engaged in the manufacturing, distribution, marketing and sale of snack food products. These products include pretzels, sandwich crackers, kettle cooked chips, pretzel crackers, cookies, potato chips, tortilla chips, restaurant style crackers, popcorn, nuts and other salty snacks. The Company’s common stock is listed on the NASDAQ Global Select Market under the symbol “LNCE”. See “Parties to the Merger — Snyder’s-Lance” beginning on page 22 of this proxy statement.
Additional information about Snyder’s-Lance is contained in our public filings with the SEC that are incorporated by reference herein. See “Where You Can Find Additional Information” beginning on page92 of this proxy statement.
Campbell Soup Company
One Campbell Place
Camden, New Jersey 08103-1799
(856) 342-4800
Campbell is a New Jersey corporation headquartered in Camden, New Jersey. Campbell is a manufacturer and marketer of high-quality, branded food and beverage products. Campbell’s common stock is listed on the New York Stock Exchange under the symbol “CPB”. See “Parties to the Merger — Campbell Soup Company” beginning on page 22 of this proxy statement.
Twist Merger Sub, Inc.
One Campbell Place
Camden, New Jersey 08103-1799
(856) 342-4800
Merger Sub is a North Carolina corporation and an indirect wholly owned subsidiary of Campbell. Merger Sub was formed solely for the purpose of facilitating Campbell’s acquisition of the Company and has not engaged in any operations other than in connection with its formation and the negotiation and execution of the merger agreement.

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The Special Meeting (Page 23)

Time and Place of the Special Meeting (Page 23)
The special meeting will be held on March 23, 2018, at 9:00 a.m. Eastern Time, at The Ballantyne Hotel & Lodge, York Room, 10000 Ballantyne Commons Parkway, Charlotte, NC 28277.
Purpose of the Special Meeting (Page 23)
The purpose of the special meeting is for our shareholders to consider and vote upon (1) a proposal to approve the merger agreement; (2) a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement (the “Adjournment Proposal”, as described in the section entitled “Proposal No. 2 — Adjournment Proposal” beginning on page 84); and (3) a proposal, on a non-binding, advisory basis, to approve the payment of certain compensation to our named executive officers that is based on or otherwise relates to the merger, which they will or may be entitled to receive from the Company (or its successor) (the “Merger-Related Compensation Proposal”, as described in the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to the Company’s Named Executive Officers” beginning on page 58).
Record Date, Notice and Quorum (Page 23)
You are entitled to notice of and to vote at the special meeting if you owned shares of our outstanding common stock at the close of business on February 16, 2018, the record date for the special meeting. As of the record date, there were 98,304,911 shares of our common stock outstanding and entitled to be voted at the special meeting.
A quorum is required for shareholders to conduct business at the special meeting. The presence, in person or represented by proxy, of the holders of shares entitled to a majority of votes entitled to be cast is necessary to establish a quorum at the meeting. Abstentions are counted as present for the purpose of determining whether a quorum is present.
If a shareholder who holds their shares through a bank, broker or other nominee does not give instructions to the bank, broker or other nominee as to how to vote the shares, the bank, broker or other nominee has authority under applicable stock exchange rules to vote those shares for or against “routine” proposals. However, banks, brokers and other nominees without discretionary authority cannot vote on their customers’ behalf on “non-routine” proposals. All of the proposals to be considered at this special meeting are “non-routine.” Accordingly, if a bank, broker or other nominee does not receive voting instructions from you a “broker non-vote” will occur. Shares that are subject to broker non-votes are considered not entitled to vote, and therefore will not count toward determining whether or not a quorum is present at the meeting and will be ignored for purposes of determining the outcome of any vote on the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal. However, a broker non-vote will have the same effect as a vote against approval of the merger agreement.
Each of the “FOR”, “AGAINST” and “ABSTAIN” categories will be tabulated separately. In the event that a quorum is not present at the special meeting, we expect that the meeting will be postponed or adjourned to solicit additional proxies, and the persons named as proxies may propose and vote for one or more postponements or adjournments of the special meeting.
Who Can Vote at the Special Meeting (Page 24)
If on the record date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner of shares held in “street name,” you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, if your shares are held in “street name,” you are not the shareholder of record, and you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent.
Vote Required (Page 24)
Pursuant to our restated articles of incorporation, the affirmative vote of the holders of 75% of the outstanding shares of our common stock as of the close of business on the record date is required to approve the merger agreement and consummate the merger. The affirmative vote of a majority of the votes cast by holders of our common stock present at the special meeting, either in person or by proxy, and entitled to vote at the special meeting is required to approve the Adjournment Proposal and the non-binding, advisory Merger-Related Compensation Proposal. You may cast one vote for each share of our common stock you owned at the close of business on the record date.
How You Can Vote (Page 24)
You can vote shares you hold of record by voting in person at the special meeting, by mailing the enclosed proxy card, or by voting over the telephone or over the Internet. If your shares are held in “street name,” you should instruct your broker on how to vote your shares, following the procedures provided by your broker. Your broker may be unable to vote your shares without instructions from you. The failure to instruct your broker on how to vote your shares could have exactly the same effect as voting against the proposal to approve the merger agreement.
Stock Ownership and Interests of Certain Persons (Page 25)
As of February 16, 2018, the record date for the special meeting, directors and executive officers of the Company were entitled to vote approximately 13,727,178 shares of common stock, or approximately 14.0% of the shares of common stock issued and outstanding on that date and entitled to vote at the special meeting. The Company’s directors and executive officers have informed us that they intend to vote their shares in favor of the proposal to approve the merger agreement and the other proposals to be considered at the special meeting, although (other than the Warehime Holders, as defined below) they have no obligation to do so.
On December 18, 2017, certain trusts affiliated with Patricia A. Warehime, a member of our Board, and members of her immediate family, each such trust being a shareholder of the Company (collectively, the “Warehime Holders”), entered into a voting agreement with Campbell, pursuant to which the Warehime Holders agreed, among other things, to vote the shares of Company common stock over which they have voting power in favor of the approval of the merger agreement and the transactions contemplated thereby, including the merger. As of February 16, 2018, the record date for the special meeting, the Warehime Holders owned 12,851,757 shares, or approximately 13.1% of the shares of Company common stock outstanding and entitled to vote at the special meeting.
How You May Revoke or Change Your Vote (Page 25)
You can change your vote in one of three ways at any time before your proxy is voted at the special meeting, by (i) giving written notice to our Corporate Secretary at our principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, stating that you would like to revoke your proxy, (ii) completing and submitting a new proxy card bearing a later date (in any of the permitted forms), or (iii) attending the special meeting and voting in person. Simply attending the meeting will not, by itself, revoke your proxy. If your shares are held in the name of a broker, bank or other agent, you must follow instructions received from such broker, bank or agent with this proxy statement in order to revoke your vote or to vote in person at the special meeting.
Proxy Solicitation (Page 25)
We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material to beneficial owners. Solicitation will be made primarily through the use of the mail but our officers, directors and employees may, without additional compensation, solicit proxies personally by telephone, facsimile, mail or the Internet or in person. We have retained Georgeson LLC (“Georgeson”) to assist us in soliciting proxies using the means referred to above. We will pay the fees of Georgeson, which we expect to be approximately $10,000, plus reimbursement of certain out-of-pocket expenses.
Adjournments of the Special Meeting (Page 26)
We are asking our shareholders to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, which we refer to as the Adjournment Proposal.
If the special meeting is postponed or adjourned for any reason, including to solicit additional proxies, shareholders who have already sent in their proxies will be able to revoke them at any time prior to their use. Even if there is no quorum at the opening of the special meeting, the special meeting may be adjourned by the vote of a majority of the shares voting on the motion to adjourn. For more information, see the section entitled “Adjournment Proposal” on page 84.
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The Merger (Page 27)

We are asking our shareholders to consider and vote upon the proposal to approve the merger agreement, pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as an indirect wholly owned subsidiary of Campbell. Our Board is providing this proxy statement and the accompanying form of proxy to holders of our common stock in connection with the solicitation of proxies for use at the special meeting.
The full text of the merger agreement is attached as Annex A to this proxy statement. We urge you to read the merger agreement carefully and in its entirety. If our shareholders approve the merger agreement and the merger is completed as contemplated by the merger agreement, you will be entitled to receive $50.00 in cash, without interest and less any required tax withholding, for each share of our common stock that you own, and:
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you will no longer have any interest in our future earnings or growth;

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we will no longer be a public company;

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our common stock will no longer be traded on the NASDAQ Global Select Market; and

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we may no longer be required to file periodic and other reports with the SEC.

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Merger Consideration (Page 27)

At the effective time of the merger, each outstanding (i) share of our common stock (other than (y) shares owned directly by Campbell or Merger Sub and (z) shares owned by any direct or indirect wholly owned subsidiary of the Company, in each case of  (y) and (z) other than shares held in fiduciary or agency capacity that are beneficially owned by third parties) will automatically be converted into the right to receive $50.00 in cash, without interest and less any required tax withholding; (ii) vested and unvested time-vesting options shall become fully vested and exercisable (other than options granted pursuant to the Company’s 2012 Associate Stock Purchase Plan (the “ASPP”)) and all performance-vesting options under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement; each option that is outstanding and vested as of the effective time shall be cancelled and the holders will be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less the applicable exercise price, and less any required tax withholding; (iii) share of unvested restricted stock shall vest (to the extent unvested) such that (1) all time-based restrictions shall lapse in accordance with applicable terms and conditions of such restricted stock award, and (2) all performance-vesting restricted stock awards granted under the Company’s 2017 Enterprise Incentive Plan shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time and pro-rated as agreed upon by the parties in the merger agreement and each share of restricted stock will be cancelled and the holders of each vested share of restricted stock will be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less any required tax withholding; and (iv) unvested restricted stock unit (including performance-based restricted stock unit grants) shall vest in accordance with the terms and conditions applicable to such restricted stock unit such that (1) all time-vesting restricted stock units shall fully vest (to the extent unvested) and all time-vesting restrictions shall lapse and (2) all performance-vesting restricted stock units shall vest and be payable assuming all performance-vesting conditions have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the closing date and the holders of each vested restricted stock unit shall be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less any required tax withholding. No such shares of our common stock outstanding prior to the effective time of the merger will remain outstanding after such effective time of the merger and all such shares will automatically be cancelled and will cease to exist at the effective time of the merger. The price of  $50.00 per share in cash was determined through arm’s-length negotiations between us and Campbell.
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Treatment of Options and Other Equity-Based Awards (Page 28)

Options.   At the effective time of the merger, each option (other than pursuant to the ASPP) that is outstanding immediately prior to the effective time of the merger, shall vest in accordance with the terms applicable to the option such that (i) all time-vesting options shall fully vest (to the extent unvested) and (ii) all performance-vesting options granted under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement. Each option that is outstanding and vested as of the effective time will be cancelled in exchange for a lump-sum cash payment equal to the product of  (1) the number of shares of common stock for which such option has not been exercised and (2) the excess, if any, of the merger consideration of  $50.00 per share over the exercise price per share of such option, less any required tax withholding. Each option with an exercise price equal to or greater than the merger consideration will be cancelled immediately prior to the effective time of the merger without payment of any consideration.
Restricted Stock.   At the effective time of the merger, each share of restricted stock (including performance-based restricted stock awards) that is outstanding immediately prior to the effective time of the merger, shall vest (to the extent unvested), such that (i) all time-based restrictions will lapse in accordance with applicable terms and conditions of such restricted stock award and (ii) all performance-based vesting restricted stock awards granted under the Company’s 2017 Enterprise Incentive Plan shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time and pro-rated as agreed upon by the parties in the merger agreement. Upon such vesting, each share of common stock underlying each restricted stock award shall be treated as common stock for purposes of the merger agreement, including as to any required tax withholding.
Restricted Stock Units.   At the effective time of the merger, each restricted stock unit (including performance-based restricted stock unit grants) that is outstanding immediately prior to the effective time of the merger, shall vest (to the extent unvested), in accordance with the terms and conditions applicable to such restricted stock unit such that (i) all time-vesting restricted stock units shall fully vest (to the extent unvested) and all time-vesting restrictions shall lapse and (ii) all performance-vesting restricted stock units shall vest and be payable assuming all performance-vesting conditions have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the closing date. All restricted stock units outstanding as of the effective time shall be cancelled and in exchange for each restricted stock unit, each holder thereof as of the effective time shall be entitled to receive a cash payment, subject to any required tax withholding, equal to the product of  (1) the merger consideration of $50.00 per share multiplied by (2) the number of shares of common stock subject to such restricted stock unit.
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Treatment of Purchase Rights under 2012 Associate Stock Purchase Plan (Page 28)

Our Board will take any action required so that (i) participation in the ASPP shall be limited to those employees who are participants on the date of the merger agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of the merger agreement, and (iii) the ASPP shall terminate, effective upon the first purchase date following the date of the merger agreement, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ASPP).
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Reasons for the Merger (Page 38) and Recommendation of Our Board (Page 41)

Our Board considered a number of factors in making its determination that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its shareholders. Among others, the Board considered that the merger consideration will be paid in cash providing certainty, immediate value and liquidity to our shareholders and that a price of  $50.00 per share in cash represents a premium of approximately 27% to the closing price of our common stock on December 13, 2017, the last trading day before media reports were issued regarding a potential transaction. Our Board also identified and considered a number of countervailing factors and risks to the Company and its shareholders relating to the merger and the merger agreement, including, among others, the possibility that the merger may not be completed and the potential adverse consequences to the Company as a result and the fact that, if the merger is completed, our shareholders will not participate in any future earnings or growth of the Company as an independent company and will not benefit from any future appreciation in the value of the Company. See the section entitled “The Merger — Reasons for the Merger” beginning on page 38 for detailed description of our Board’s reasons for the merger.
After due consideration and discussion of the factors described above, our Board (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of the Company and its shareholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, on the terms and subject to the conditions in the merger agreement, and (iii) recommended approval of the merger agreement by our shareholders.
Our Board, by the unanimous vote of all directors voting, recommends that you vote (1) “FOR” the proposal to approve the merger agreement, (2) “FOR” the Adjournment Proposal and (3) “FOR” the non-binding, advisory Merger-Related Compensation Proposal.
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Opinion of Goldman Sachs & Co. LLC (Page 43)

At the meeting at which the Board voted to approve the proposed transaction, Goldman Sachs & Co. LLC, which we refer to as “Goldman Sachs,” rendered to the Board its oral opinion, subsequently confirmed in writing, to the effect that, as of December 18, 2017, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $50.00 in cash per share to be paid to the holders (other than Campbell and its affiliates) of the shares of Company common stock pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated December 18, 2017, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the Board in connection with its consideration of the proposed transaction and the opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote with respect to the proposed transaction or any other matter. Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $37 million, all of which is contingent upon consummation of the transaction.
For more information, see “The Merger — Opinion of Goldman Sachs & Co. LLC” and Annex B.
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Interests of Directors and Executive Officers in the Merger (Page 53)

In considering the recommendation, by the unanimous vote of all directors voting, of our Board that you vote in favor of the approval of the merger agreement, you should be aware that certain of our directors and executive officers may have interests in the merger that are different from, or are in addition to, the interests of the Company and its shareholders generally. Our Board was aware of these potential conflicts of interest during its deliberations on the merits of the merger and in making its decision to approve the merger agreement and the transactions contemplated by the merger agreement. These interests include, but are not limited to, accelerated vesting of outstanding equity-based awards granted prior to execution of the merger agreement, the receipt of severance and other separation benefits in the event of certain terminations of employment on or following the consummation of the merger, and continuation of indemnification rights and coverage under our directors’ and officers’ liability insurance policies. Our shareholders should be aware of these interests when considering our Board’s recommendation, by the unanimous vote of all directors voting, to approve the merger agreement.
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Benefits Matters (Page 82)

Under the merger agreement, Campbell, from the effective time through July 31, 2019, is required to provide employees of the Company who are employed at the effective time and remain employed by the Company, Campbell or their respective subsidiaries with (i) base salary or wages, annual cash bonus or cash incentive compensation opportunities and employee benefits that are in the aggregate no less favorable than what was provided to such employees immediately prior to the effective time (excluding the 2017 Enterprise Incentive Plan (but including the value of other equity compensation), deferred compensation and stock purchase plans) and (ii) severance benefits that are no less favorable than those described in the merger agreement. In addition, Campbell is generally required to (a) recognize each such continuing employee’s service with the Company for purposes of the benefit plans such continuing employee is entitled to participate in and (b) waive any eligibility, pre-existing condition limitation or waiting period requirements of such benefit plans for such continuing employee. The merger agreement provides that the effect of the merger shall be a “change in control” or “change of control” of the Company for purposes of any applicable Company employee benefit plan.
Campbell agrees to pay each participant in the Company’s 2018 annual cash incentive plans who is employed by the Company on the closing date of the merger the pro-rated amount of each such participant’s target incentive opportunity no later than 30 days following the closing date. Additionally, each cash performance award granted pursuant to the Company’s 2015, 2016 or 2017 Long-Term Performance Incentive Plan for Officers and Key Managers that was outstanding as of the date of the merger agreement shall vest pro-rata based on the portion of the performance period that occurs prior to the closing date and all performance-based vesting conditions shall be deemed to have been satisfied at the greater of target or actual level of performance as of immediately prior to the effective time, and each cash performance award granted under the Company’s 2017 Enterprise Incentive Plan that was outstanding as of the date of the merger agreement, and remains outstanding as of the effective time shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement. In exchange for cancellation of each such cash performance award, each holder thereof as of the effective time shall be entitled to receive an amount in cash, without interest, equal to such cash performance award, less any required tax withholding.
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No Solicitation of Acquisition Proposals (Page 72)

We have agreed in the merger agreement, between the date of the merger agreement and the effective time, to certain limitations on our ability to take action with respect to alternative acquisition transactions. Notwithstanding these limitations, the merger agreement provides that, at any time prior to obtaining the requisite Company shareholder vote for the approval of the merger agreement, we may consider and discuss with a third party an acquisition proposal if our Board determines in good faith, after considering advice from our outside legal counsel and financial advisor, (i) that such acquisition proposal constitutes, or could reasonably be expected to result in a superior proposal and (ii) that a failure to take such action would be reasonably likely to be inconsistent with our directors’ fiduciary duties under applicable law, subject to the limitations and conditions set forth in the merger agreement and as further detailed in the section entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation” beginning on page 72.
Our Board may (i) withhold, withdraw, qualify or modify in a manner adverse to Campbell, or publicly propose to withhold, withdraw, qualify or modify in a manner adverse to Campbell, a recommendation by our Board to our shareholders to approve the merger agreement (the “Company Board Recommendation”), (ii) fail to include the Company Board Recommendation in this proxy statement or (iii) approve or recommend, or publicly propose to approve or recommend an acquisition proposal (the “change in recommendation”), whether in connection with a superior proposal, or otherwise, if our Board determines in good faith, after considering advice from its outside legal counsel and financial advisor, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, and if the Company has given Campbell notice of the superior proposal and negotiated with Campbell in good faith for certain specified time periods, after which the Board, or a committee thereof, determines in good faith that the superior proposal would continue to constitute a superior proposal giving effect to all changes proposed by Campbell. However, unless and until the merger agreement is terminated in accordance with its terms, the merger agreement and the merger will be submitted to our shareholders at the special meeting notwithstanding any change in recommendation. Additional limitations and conditions to the change in recommendation are described in detail in the section entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation” beginning on page 72.
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Conditions to the Closing of the Merger (Page 78)

The respective obligations of the Company, Campbell and Merger Sub to effect the merger are subject to the satisfaction or waiver of certain customary conditions, including the approval of the merger agreement by our shareholders, expiration (or earlier termination) of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), which was satisfied on February 2, 2018 when the waiting period was terminated, the absence of any legal prohibitions, the accuracy of the representations and warranties of the parties, and compliance by the parties with their respective obligations under the merger agreement and as further detailed in the section entitled “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 78).
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Governmental and Regulatory Approvals (Page 63)

Under the merger agreement, the merger cannot be completed until (i) the applicable waiting period under the HSR Act has expired or been terminated which was satisfied on February 2, 2018 when the waiting period was terminated, and (ii) no judgment, injunction, order or decree of a governmental authority shall have been entered and continue to be in effect and no provision of any applicable law shall have been adopted, in each case, that prohibits, enjoins or makes illegal the consummation of the merger. Additional limitations and conditions to the required efforts to receive governmental and regulatory approvals are described in detail in the section entitled “The Merger Agreement — Efforts to Consummate the Merger; Regulatory Matters” beginning on page 63.
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Termination of the Merger Agreement (Page 79)

The Company or Campbell may terminate the merger agreement under the following circumstances, provided that the right to terminate the merger agreement under the second, third and fourth circumstance below is not available to any party whose breach of any provision of the merger agreement has been the primary cause of the failure of the merger to be consummated by such time:
•
by mutual written consent of the Company and Campbell;

•
if the merger has not occurred on or before September 18, 2018 (the “end date”);

•
there shall be any applicable injunction issued by a court of competent jurisdiction that prohibits the consummation of the merger (whether before or after shareholder approval has been obtained) and such injunction shall have become final and non-appealable; or

•
the approval of the merger agreement by our shareholders has not been obtained at the special meeting or any adjournment or postponement thereof at which a vote on the proposal to approve the merger agreement was taken.

Campbell may terminate the merger agreement under the following circumstances:
•
if our Board prior to the approval of the merger agreement by our shareholders at the special meeting or any adjournment or postponement thereof shall have made a change of recommendation with respect to the proposal to approve the merger agreement, shall have failed under certain circumstances to reject an alternative acquisition proposal or publicly reconfirm the recommendation of our Board in favor of approval of the merger agreement by our shareholders or the Company failed to comply in all material respects with its obligations (i) to prepare and file the proxy statement related to, and hold, the special meeting or (ii) under the non-solicitation provisions of the merger agreement; or
•
if there shall have been a breach of any representation or warranty by the Company or any representation or warranty by the Company shall have become untrue after the date of the merger agreement or a failure to perform any covenant or agreement on the part of the Company set forth in the merger agreement such that the conditions to Campbell’s and Merger Sub’s obligation to consummate the merger would not be satisfied (and such breach of condition or failure to be true is not curable or, if curable, is not cured prior to the earlier of  (i) 30 days after written notice thereof is given by Campbell to the Company or (ii) the date that is three business days prior to the end date), provided that the right to terminate the merger agreement under this circumstance will not be available to Campbell if Campbell or Merger Sub is then in breach of the merger agreement such that a condition to the Company’s obligation to consummate the merger would not be satisfied.

The Company may terminate the merger agreement under the following circumstances:
•
prior to the approval of the merger agreement by our shareholders at the special meeting or any adjournment or postponement thereof, in order to enter into a definitive acquisition agreement providing for a superior proposal, subject to the terms and conditions of the non-solicitation provisions and related notice procedures in the merger agreement and payment of the applicable termination fee;

•
if there shall have been a breach of any representation or warranty by Campbell or Merger Sub or any representation or warranty by Campbell or Merger Sub shall have become untrue after the date of the merger agreement or a failure to perform any covenant or agreement on the part of Campbell or Merger Sub set forth in the merger agreement such that the conditions to the Company’s obligation to consummate the merger would not be satisfied (and such breach of condition or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) 30 days after written notice thereof is given by the Company to Campbell or (ii) the date that is three business days prior to the end date), provided that the right to terminate the merger agreement under this circumstance will not be available to the Company if the Company is then in breach of the merger agreement such that a condition to Campbell’s or Merger Sub’s obligations to consummate the merger would not be satisfied; or

•
if the conditions to the merger that are required to be satisfied prior to closing have been satisfied or waived and the Company notifies Campbell of the Company’s intent to terminate the merger agreement if Campbell fails to consummate the merger and Campbell and Merger Sub then fail to consummate the merger within two business days after the date closing should have occurred following receipt of such notice from the Company.

More information can be found in the section entitled “The Merger Agreement — Termination of the Merger Agreement” on page 79.
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Termination Fees (Page 80)

Upon termination of the merger agreement, under certain specified circumstances, the Company may be obligated to pay to Campbell a termination fee of  $149,000,000. Under certain circumstances, Campbell may be required to pay the Company a reverse termination fee of  $198,600,000 pursuant to the terms and conditions of the merger agreement. Additionally, upon termination of the merger agreement under certain circumstances in which antitrust approvals are not obtained, Campbell will be required to pay the Company a regulatory termination fee of  $50,000,000. More information can be found in the section entitled “The Merger Agreement — Termination Fees” below.

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Financing of the Merger (Page 77)

In connection with entering into the merger agreement, Campbell entered into a bridge commitment letter, dated as of December 18, 2017 (referred to in this proxy statement as the “debt commitment letter”), with Credit Suisse Securities (USA) LLC and Credit Suisse AG, Cayman Islands Branch, (which we collectively refer to as the “Commitment Parties”). Pursuant to and subject to the terms of the debt commitment letter, the Commitment Parties committed to provide to Campbell up to $6.2 billion in aggregate principal amount of senior unsecured term loans in connection with the financing of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby. On December 29, 2017, Campbell, the Commitment Parties and the lenders party thereto entered into a $1.2 billion unsecured term loan facility contemplated by the debt commitment letter, resulting in a corresponding, permanent reduction to the commitments with respect to the bridge facility. We have agreed to use our commercially reasonable efforts, and to cause our subsidiaries and our representatives to use commercially reasonable efforts, to cooperate with Campbell as necessary and customary in connection with Campbell’s efforts to arrange the financing contemplated by the debt commitment letter or any permanent financing incurred or issued in lieu thereof. The merger agreement provides, however, that obtaining the financing contemplated by the debt commitment letter or any permanent financing is not a condition to Campbell’s or Merger Sub’s obligations to close the merger. For more information, see “The Merger Agreement — Financing of the Merger.”
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Material U.S. Federal Income Tax Consequences (Page 60)

In general, your receipt of the merger consideration will be a taxable transaction for U.S. federal income tax purposes if you are a U.S. Holder (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences” beginning on page 60). If you are a U.S. Holder, for U.S. federal income tax purposes, you will generally recognize capital gain or loss equal to the difference, if any, between the amount of cash received pursuant to the merger and your adjusted basis in the shares surrendered. If you are a Non-U.S. Holder (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences” beginning on page 60), you will generally not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the merger unless you have certain connections with the United States. The tax consequences of the merger to you will depend upon your own particular circumstances. You should consult your tax advisor in order to fully understand the tax consequences of the merger to you.
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Litigation Related to the Merger (Page 63)

Four putative class action lawsuits related to the proposed merger have been filed by purported stockholders of Snyder’s-Lance. These lawsuits (together, the “Actions”) captioned Shaev v. Snyder’s-Lance, Inc., et al. (Case No.3:18-cv-00039) (the “Shaev Action”), Sciabacucchi v. Snyder’s-Lance, Inc., et al. (Case No. 3:18-cv-00049-RJCDCK) (the “Sciabacucchi Action”), Kendall v. Snyder’s-Lance, Inc., et al. (Case No. 3:18-cv-00051) (the “Kendall Action”), and Daniel v. Snyder’s-Lance, Inc., et al. (Case No. 3:18-cv-00058) (the “Daniel Action”) were filed in the United States District Court for the Western District of North Carolina on January 25, 2018, January 29, 2018, January 30, 2018, and January 31, 2018, respectively. The Actions name as defendants Snyder’s-Lance and the members of the Snyder’s-Lance Board, and allege that the defendants filed a materially incomplete and misleading proxy statement on Schedule 14A in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and SEC Rule 14a-9. Additionally, the Sciabacucchi Action names Campbell as a defendant, and alleges that Campbell violated Section 20(a) of the Exchange Act. The Kendall Action seeks to enjoin the shareholder vote on the proposed merger, and the Shaev, Sciabacucchi, and Daniel Actions seek to enjoin the defendants from proceeding with or consummating the proposed merger or, in the event the merger is consummated, request that the Court issue an order rescinding the merger and/or awarding rescissory damages. Additionally, the Shaev and Kendall Actions seek that the Court direct defendants to account for alleged damages, and all the Actions seek attorneys’ and expert fees and expenses. The time for the defendants to move or answer has not yet expired in any of the Actions. The Company believes the Actions are without merit.
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Anticipated Closing of the Merger (Page 64)

We intend to complete the closing of the merger promptly after all of the conditions to consummation of the merger are satisfied or waived, including the approval of the merger agreement by our shareholders.

We currently expect the merger to be completed in the first half of calendar 2018, although we cannot assure completion by any particular date, if at all. We will issue a press release and letters of transmittal for your use once the merger has been completed.
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Appraisal Rights (Page 86)

In accordance with Section 55-13-02 of the North Carolina Business Corporation Act (as amended, the “NCBCA”), the shareholders of the Company are not entitled to assert appraisal rights in connection with the merger.
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Market Price (Page 87)

Our common stock is traded on the NASDAQ Global Select Market under the symbol “LNCE”. On December 13, 2017, the last full trading day before media reports regarding a potential transaction, our common stock closed at $39.41 per share. On February 16, 2018, which was the most recent practicable date before the filing of this proxy statement, our common stock closed at $49.95 per share. We encourage you to obtain current market quotations for our common stock in connection with voting your shares.
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Additional Information (Page 92)

You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at https://www.sec.gov. For a more detailed description of the additional information available, please see the section entitled “Where You Can Find Additional Information” on page 92.

SNYDER’S-LANCE, INC.
PROXY STATEMENT FOR THE
SPECIAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT THE MERGER
Q:
Why am I receiving these materials?

A:
On December 18, 2017, the Company entered into the merger agreement with Campbell and Merger Sub. You are receiving this proxy statement as a shareholder of the Company in connection with the solicitation of proxies by our Board in favor of the approval of the merger agreement and the other matters to be voted on at the special meeting described below under “— What am I voting on at the special meeting?” The merger cannot be completed unless the merger agreement is approved by shareholders holding at least 75% of the outstanding shares of our common stock entitled to vote at the special meeting.

Q:
What am I voting on at the special meeting?

A:
At the special meeting, you are voting on the following three proposals: (i) a proposal to approve the merger agreement; (ii) the Adjournment Proposal; and (iii) the non-binding, advisory Merger-Related Compensation Proposal.

Q:
How does the Board recommend that I vote?

A:
Our Board, by the unanimous vote of all directors voting, recommends that you vote (i) “FOR” the proposal to approve the merger agreement, (ii) “FOR” the Adjournment Proposal and (iii) “FOR” the non-binding, advisory Merger-Related Compensation Proposal.

Q:
How do the Company’s directors and officers intend to vote?

A:
The Company’s directors and executive officers have informed us that they intend to vote their shares of Company common stock in favor of the proposal to approve the merger agreement and the other proposals to be considered at the special meeting, although (other than the Warehime Holders) they have no obligation to do so. As of February 16, 2018, the record date for the special meeting, our directors and executive officers owned and were entitled to vote, in the aggregate, approximately 13,727,178 shares of Company common stock, or approximately 14.0% of the outstanding shares of Company common stock entitled to vote at the special meeting.

Q:
Have any shareholders already agreed to approve the merger?

A:
Yes. On December 18, 2017, the Warehime Holders entered into a voting agreement with Campbell, pursuant to which the Warehime Holders agreed, among other things, to vote the shares of Company common stock over which they have voting power in favor of the approval of the merger agreement and the transactions contemplated thereby, including the merger. As of February 16, 2018, the record date for the special meeting, the Warehime Holders owned 12,851,757 shares, or approximately 13.1% of the shares of Company common stock outstanding and entitled to vote at the special meeting. The voting agreement also contains certain restrictions on the transfer of shares of common stock by Warehime Holders. See the section of this proxy statement entitled “The Merger — Voting Agreement.”

Q:
What is the proposed merger and what effects will it have on the Company?

A:
If approved by our shareholders, pursuant to the merger agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity following the merger as an indirect wholly owned subsidiary of Campbell.

At the effective time of the merger, each outstanding (i) share of our common stock (other than (y) shares owned directly by Campbell or Merger Sub and (z) shares owned by any direct or indirect wholly owned subsidiary of the Company, in each case of  (y) and (z) other than shares held in fiduciary or agency capacity that are beneficially owned by third parties) will automatically be converted into the right to receive $50.00 in cash, without interest and less any required tax withholding; (ii) vested and unvested time-vesting options shall become fully vested and exercisable (other than options granted pursuant to the ASPP) and all performance-vesting options under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement; each option that is outstanding and vested as of the effective time shall be cancelled and the holders will be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less the applicable exercise price, and less any required tax withholding; (iii) share of unvested restricted stock shall vest (to the extent unvested) such that (1) all time-based restrictions shall lapse in accordance with applicable terms and conditions of such restricted stock award, and (2) all performance-vesting restricted stock awards granted under the Company’s 2017 Enterprise Incentive Plan shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time and pro-rated as agreed upon by the parties in the merger agreement and each share of restricted stock will be cancelled and the holders of each vested share of restricted stock will be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less any required tax withholding; and (iv) unvested restricted stock unit (including performance-based restricted stock unit grants) shall vest in accordance with the terms and conditions applicable to such restricted stock unit such that (1) all time-vesting restricted stock units shall fully vest (to the extent unvested) and all time-vesting restrictions shall lapse and (2) all performance-vesting restricted stock units shall vest and be payable assuming all performance-vesting conditions have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the closing date and the holders of each vested restricted stock unit shall be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less any required tax withholding. No such shares of our common stock outstanding prior to the effective time of the merger will remain outstanding after such effective time of the merger and all such shares will automatically be cancelled and will cease to exist at the effective time of the merger. The price of $50.00 per share in cash was determined through arm’s-length negotiations between us and Campbell.
For additional information about the merger, please review the merger agreement attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety, as it is the principal document governing the merger.
Q:
What will I receive in the merger?

A:
Upon completion of the merger, you will receive $50.00 in cash, without interest and less any required tax withholding, for each share of our common stock you own (excluding common stock subject to forfeiture restrictions). For example, if you own 1,000 shares of our common stock, you will receive $50,000 in cash in exchange for your shares of common stock, less any required tax withholding. You will not own any shares in the surviving corporation.

Q:
Is the merger a taxable transaction to shareholders for U.S. federal income tax purposes?

A:
The exchange of shares of our common stock for cash pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes if you are a U.S. Holder (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences”). If you are a U.S.Holder, for U.S. federal income tax purposes, you will generally recognize capital gain or loss equal to the difference, if any, between the amount of cash received pursuant to the merger and your adjusted tax basis in the shares surrendered. If you are a Non-U.S. Holder (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences”), you will generally not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the merger unless you have certain connections with the United States. Under certain circumstances, we may be required to withhold a portion of your merger consideration under applicable tax laws. See the section entitled “The Merger — Material U.S. Federal Income Tax Consequences” beginning on page60 for a more detailed discussion of the U.S. federal income tax consequences of the merger. Note that this proxy statement does not discuss the tax consequences to shareholders of selling shares of our common stock prior to the completion of the merger. The tax consequences of the merger to you will depend on your own particular circumstances. You should consult your tax advisor in order to fully understand the tax consequences of the merger to you.

Q:
Will the Company continue to pay dividends prior to the effective time of the merger?

A:
As permitted by the merger agreement and subject to the approval of our Board, we currently expect to continue to pay a regular quarterly dividend of  $0.16 per share of our common stock per quarter, with record and payment dates consistent with the quarterly record and payment dates in 2017, until the last business day before the closing of the merger. On February 7, 2018, our Board declared a dividend of $0.16 per share, to be paid on March 2, 2018 to shareholders of record as of the close of business on February 22, 2018.

Q:
Where and when is the special meeting?

A:
The special meeting will be held at The Ballantyne Hotel & Lodge, York Room, 10000 Ballantyne Commons Parkway, Charlotte, NC 28277, on March 23, 2018, at 9:00 a.m. Eastern Time.

Q:
Who is entitled to vote and how do I vote?

A:
All shareholders of record at the close of business on February 16, 2018, the record date for the special meeting, will be entitled to notice of and to vote at the special meeting. As of the close of business on the record date, 98,304,911 shares of our common stock were outstanding. Each share is entitled to one vote on each proposal presented at the special meeting.

Carefully read this document and indicate on the proxy card how you want to vote. Sign, date and mail your proxy card in the enclosed return envelope as soon as possible. You may also vote electronically on the Internet or by telephone as instructed in the materials. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the special meeting in person. Submitting your vote now will not prevent you from later canceling or revoking your proxy, right up to the day of the special meeting, and will ensure that your shares are voted if you later find you cannot attend the special meeting. IF YOU DO NOT VOTE, THIS WILL HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.
Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so at any time before your proxy is voted at the special meeting, by (i) giving written notice to our Corporate Secretary at our principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, stating that you would like to revoke your proxy, (ii) completing and submitting a new proxy card bearing a later date (in any of the permitted forms), or (iii) attending the special meeting and voting in person. Simply attending the meeting will not, by itself, revoke your proxy. If your shares are held in the name of a broker, bank or other agent, you must follow instructions received from such broker, bank or agent with this proxy statement in order to revoke your vote or to vote in person at the special meeting.

Q:
What is the difference between a shareholder of record and a beneficial owner of shares held in “street name”?

A:
Shareholder of Record.   If, on the record date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, LLC, then you are a shareholder of record, and we sent the proxy materials directly to you. As a shareholder of record, you may vote in person at the meeting or vote by proxy.

Beneficial Owner of Shares Held in “Street Name.”   If, on the record date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, if your shares are held in “street name,” you are not the shareholder of record and you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent. Shares of common stock held in an individual retirement account must be voted under the rules governing the account.

Q:
Will my shares held in “street name” or another form of ownership be combined for voting purposes with shares I hold of record?

A:
No. Because any shares you may hold in “street name” will be deemed to be held by a different shareholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an IRA must be voted under the rules governing the account. If you receive more than one proxy card because you are a holder of record and your shares of our common stock are registered in more than one name, please submit each proxy and voting instruction card that you receive.

Q:
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy statement. This procedure is intended to reduce our printing costs and postage fees.

If you or another shareholder of record with whom you share an address wish to receive a separate proxy statement, we will promptly deliver it to you if you request it by calling Broadridge Financial Solutions, Inc., toll-free in the United States at (866) 540-7095 or by writing to Broadridge Financial Solutions, Inc., Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you or another shareholder of record with whom you share an address are receiving multiple copies of the proxy statement, you can request to receive a single copy of these materials in the future by contacting Broadridge Financial Solutions, Inc. in the same manner as described above.
Q:
What constitutes a quorum for the meeting?

A:
A quorum is required for shareholders to conduct business at the special meeting. The presence, in person or represented by proxy, of the holders of shares entitled to a majority of votes entitled to be cast at the special meeting is necessary to establish a quorum at the meeting. On the record date, there were 98,304,911 shares of our common stock outstanding. Shares present, in person or by proxy, including shares abstaining as to any proposal, will be considered present at the meeting and entitled to vote for purposes of establishing a quorum for the transaction of business at the meeting.

Since brokers do not have discretionary voting authority with respect to any of the proposals described in this proxy statement, if a beneficial owner of shares of our common stock held in “street name” does not give voting instructions to the broker, bank, nominee or other holder of record, then those shares will not be present in person or represented by proxy at the special meeting, and therefore will not count toward determining whether or not a quorum is present at the meeting.
In the event that a quorum is not present at the special meeting, we expect that the meeting will be postponed or adjourned to solicit additional proxies, and the persons named as proxies may propose and vote for one or more postponements or adjournments of the special meeting to the extent permitted under the merger agreement.
Q:
How are votes counted?

A:
Each of the “FOR”, “AGAINST” and “ABSTAIN” categories will be tabulated separately. If you are a shareholder of record and vote your shares by submitting a proxy, your shares will be voted at the special meeting as you indicated on your proxy card. If no instructions are indicated on your signed proxy card, all of your shares of common stock will be voted “FOR” the proposal to approve the merger agreement, “FOR” the Adjournment Proposal and “FOR” the non-binding, advisory Merger-Related Compensation Proposal. However, if your shares are held in “street name,” and you fail to instruct your broker, bank or other agent on how to vote your shares, your shares may not be voted. It could have the same effect as voting “AGAINST” the proposal to approve the merger agreement, but will not have any effect on the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal.
Q:
Who will count the vote?

A:
Broadridge Financial Solutions, Inc. will tabulate votes and act as the Inspector of Election at the special meeting.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the special meeting is referred to as this proxy statement. The document used to designate a proxy to vote your shares of our common stock is referred to as a proxy card.

Q:
What does it mean to vote by proxy?

A:
It means that you give someone else the right to vote your shares in accordance with your instructions. In voting by proxy, you ensure that your vote will be counted even if you are unable to attend the special meeting.

Q:
My shares are held in “street name.” Will my broker vote my shares?

A:
Your broker may be unable to vote your shares without instructions from you. If your shares are held in “street name,” you should have received a vote instruction form with these proxy materials from your broker, bank or other agent rather than from the Company. Simply complete and return the vote instruction form to your broker, bank or other agent to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the special meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or agent included with these proxy materials, or contact your broker, bank or agent to request a legal proxy form.

The failure to instruct your broker, bank or agent on how to vote your shares will have exactly the same effect as voting “AGAINST” the proposal to approve the merger agreement.
Q:
How are “ABSTAIN” votes counted?

A:
If you are a shareholder of record and abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the proposal to approve the merger agreement. Abstentions will not be counted as votes cast in favor of or against the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal, but will count for the purpose of determining whether a quorum is present.

If your shares are held in “street name,” and you fail to instruct your broker, bank or other agent on how to vote your shares, your shares will not be voted, which will also have the same effect as voting “AGAINST” the proposal to approve the merger agreement. If your shares are held in “street name,” and you fail to instruct your broker, bank or other agent on how to vote your shares, your shares will not be entitled to vote and will not count toward determining whether or not a quorum is present at the meeting, and therefore will be ignored for purposes of determining the outcome of any vote on the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal.
Q:
What vote is required to approve the merger agreement, the Adjournment Proposal and the non-binding, advisory Merger-Related Compensation Proposal?

A:
The affirmative vote of the holders of 75% of the outstanding shares of our common stock as of the close of business on the record date is required to approve the merger agreement. As of the close of business on the record date, there were 98,304,911 shares of our common stock outstanding. This means that under North Carolina law and our organizational documents, 73,728,684 shares or more must vote in the affirmative to approve the merger agreement.
The affirmative vote of a majority of the votes cast by holders of our common stock present at the special meeting, either in person or by proxy, and entitled to vote at the special meeting is required to approve the Adjournment Proposal and the non-binding, advisory Merger-Related Compensation Proposal. You may cast one vote for each share of our common stock that you owned at the close of business on the record date.
Q:
What happens if I do not vote on the proposal to approve the merger agreement?

A:
BECAUSE THE VOTE REQUIRED TO APPROVE THE MERGER AGREEMENT IS BASED ON THE TOTAL NUMBER OF THE OUTSTANDING SHARES OF OUR COMMON STOCK AS OF THE RECORD DATE, AND NOT JUST THE SHARES THAT ARE ENTITLED TO VOTE OR ACTUALLY VOTED AT THE SPECIAL MEETING, IF YOU DO NOT VOTE (INCLUDING IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER AGENT AND DO NOT RETURN YOUR VOTE INSTRUCTIONS TO THE BROKER, BANK OR OTHER AGENT), IT MAY HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT. If the merger is completed, whether or not you vote for the proposal to approve the merger agreement, you will receive the merger consideration for your shares of our common stock upon completion of the merger.

Q:
What happens if the merger is not completed?

A:
If the merger is not completed for any reason, you will not receive any payment for your shares of our common stock. We will remain an independent public company and our common stock will continue to be listed and traded on the NASDAQ Global Select Market, so long as we continue to meet the applicable listing requirements.

Under certain circumstances, upon termination of the merger agreement, we may be obligated to pay to Campbell a termination fee of  $149,000,000. Under certain circumstances, Campbell may be required to pay us a reverse termination fee of  $198,600,000 pursuant to the terms and conditions of the merger agreement. Additionally, upon termination of the merger agreement under certain circumstances in which antitrust approvals are not obtained, Campbell will be required to pay the Company a regulatory termination fee of  $50,000,000. More information can be found in the section entitled “The Merger Agreement — Termination Fees” beginning on page 80.
Q:
Will shareholders have appraisal rights?

A:
No. In accordance with Section 55-13-02 of the NCBCA, no appraisal rights will be available to the holders of the Company’s common stock in connection with the merger or the other transactions contemplated by the merger agreement.

Q:
Why am I being asked to consider and vote on a proposal to approve, the non-binding, advisory Merger-Related Compensation Proposal?

A:
Under the SEC rules, we are required to seek a non-binding, advisory vote with respect to the compensation and benefits that will or may become payable to our named executive officers that is based on or otherwise relates to the merger.

Q:
What will happen if the Company’s shareholders do not approve the Merger-Related Compensation Proposal?

A:
Approval of the merger-related compensation that will or may become payable to our named executive officers and that is based on or otherwise relates to the merger is not a condition to completion of the merger. The vote is an advisory vote and will not be binding on the Company or the surviving corporation in the merger. Because the merger-related compensation that is based on or otherwise related to the merger to be paid to the named executive officers is based on contractual arrangements with the named executive officers, such compensation may be payable, regardless of the outcome of this advisory vote, if the merger agreement is approved and the merger is completed (subject only to the contractual obligations applicable thereto).
Q:
Do any of the Company’s directors or executive officers have interests in the merger that may differ from or be in addition to my interests as a shareholder?

A:
Our directors and executive officers have interests in the merger that are different from, or in addition to, those of our shareholders generally, as set forth below. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the transactions contemplated by the merger agreement, and in recommending that the merger agreement be approved by our shareholders. These interests include, but are not limited to, (i) accelerated vesting of outstanding equity-based awards granted prior to execution of the merger agreement, (ii) the receipt of severance and other separation benefits in the event of certain terminations of employment on or following the consummation of the merger, and (iii) continuation of indemnification rights and coverage under our directors’ and officers’ liability insurance policies.

Q:
When do you expect the merger to be completed?

A:
We intend to complete the closing of the merger promptly after all of the conditions to completion of the merger are satisfied or waived, including the approval of the merger agreement by our shareholders. We currently expect the merger to be completed in the first half of calendar 2018, although we cannot assure completion by any particular date, if at all. We will issue a press release and letters of transmittal for your use once the merger has been completed. See the section entitled “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 78 for more information.

Q:
When can I expect to receive the merger consideration for my shares?

A:
Once the merger is completed, you will receive in a separate mailing a letter of transmittal and other documents to be delivered to the paying agent in order to receive the merger consideration. Once you have submitted your properly completed letter of transmittal, stock certificates and other required documents to the paying agent, the paying agent will send you a check for the merger consideration.

If you hold book-entry shares, you do not need to deliver a properly completed letter of transmittal or stock certificates to the paying agent, since stock certificates are not issued for such shares. Instead, following receipt of an “agent’s message” from the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request), you will be entitled to receive from the paying agent the merger consideration payable in respect of such book-entry shares.
Q:
What happens if I sell my shares of common stock before the special meeting?

A:
The record date for shareholders entitled to vote at the special meeting is earlier than the expected date of the merger. If you transfer your shares of our common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material to beneficial owners. Solicitation will be made primarily through the use of the mail but our officers, directors and employees may, without additional compensation, solicit proxies personally by telephone, facsimile, mail or the Internet or in person. We have retained Georgeson to assist us in soliciting proxies using the means referred to above. We will pay the fees of Georgeson, which we expect to be approximately $10,000, plus reimbursement of certain out-of-pocket expenses.

Q:
Where can I find the voting results of the special meeting?

A:
We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that we file with the SEC are publicly available when filed on the SEC’s website at https:www.sec.gov.

Q:
Whom should I contact with questions?

A:
If you or another shareholder of record with whom you share an address wish to receive a separate proxy statement, or if you have other questions about the proposals or how to vote your shares, you may contact our proxy solicitor, Georgeson by telephone (toll free) at (877) 255-0134. If you or another shareholder of record with whom you share an address are receiving multiple copies of the proxy statement, you can request to receive a single copy of these materials in the future by contacting Georgeson in the same manner as described above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. You can identify these forward-looking statements by the fact they use words such as “aim,” “anticipate,” “believe,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely” “may,” “might,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance. You can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties, and assumptions including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Although we believe we have been prudent in our plans and assumptions, we can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and we caution readers not to place undue reliance on such statements, which speak only as of the date made. We undertake no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with our business are discussed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. In addition to the other factors and matters contained or incorporated in this proxy statement, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:
•
the possibility that the merger will not be consummated or delays in consummating the merger;

•
the possibility that the closing conditions set forth in the merger agreement will not be satisfied, including among others, (i) receipt of the required shareholder approval or (ii) receipt of the necessary regulatory approvals required to permit the merger;

•
the amount of the costs, fees, expenses and charges related to the merger, including the risk that the merger agreement may be terminated in certain circumstances that would require us to pay Campbell a termination fee of  $149,000,000, the payment of which could cause significant liquidity and long-term financial viability issues for the Company;

•
adverse effects on the market price of our common stock and on our operating results because of a failure to complete the merger;

•
the fact that the merger would be a taxable transaction to the Company’s shareholders for U.S.federal income tax purposes;

•
the fact that, if the merger is completed, shareholders will forgo the opportunity to realize the potential long-term value of the successful execution of the Company’s current strategy as an independent company;

•
the possibility that Campbell could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets to one or more as yet unknown purchasers, that could conceivably produce a higher aggregate value than that available to shareholders in the merger;

•
the fact that under the terms of the merger agreement, the Company is unable to solicit other acquisition proposals during the pendency of the merger;

•
negative effects relating to the announcement of the merger or any further announcements relating to the merger or the entrance into or consummation of the merger on the market price of our common stock;

•
unanticipated difficulties or expenditures relating to the merger;

•
legal proceedings instituted against the Company and others in connection with the merger;

•
disruptions of current plans and operations caused by the announcement and pendency of the merger, including risks related to the merger diverting management’s or employees’ attention from ongoing business operations and ability to retain or recruit key employees;

•
potential difficulties in employee retention as a result of the announcement and pendency of the merger; and

•
the response of customers, distributors, suppliers and competitors to the announcement of the merger.

PARTIES TO THE MERGER
Snyder’s-Lance, Inc.
13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(704) 554-1421
The Company is a North Carolina corporation headquartered in Charlotte, North Carolina. We are engaged in the manufacturing, distribution, marketing and sale of snack food products. These products include pretzels, sandwich crackers, kettle cooked chips, pretzel crackers, cookies, potato chips, tortilla chips, restaurant style crackers, popcorn, nuts and other salty snacks. Our brands include Snyder’s of Hanover®, the segment share leader in the pretzel category in the United States, or US, and Lance®, which is the number one ranked sandwich cracker in the US, as well as Cape Cod® kettle cooked chips and Kettle Brand® potato chips, which combined make us the leader in the kettle chips category in the US. In addition, Snack Factory® Pretzel Crisps® and Pop Secret® popcorn currently rank second in the US in their respective categories and Late July® is the number one organic and non-genetically modified organism (“non-GMO”) tortilla chip in the US. These products demonstrate our successful history of providing irresistible, high-quality snacks dating back over 100 years. The Company’s common stock is listed on the NASDAQ Global Select Market under the symbol “LNCE”.
Our Internet address is www.snyderslance.com. Information included on our website is not incorporated by reference into this proxy statement.
Campbell Soup Company
One Campbell Place
Camden, New Jersey 08103-1799
(856) 342-4800
Campbell is a New Jersey corporation headquartered in Camden, New Jersey. Campbell’s common stock is listed on the New York Stock Exchange under the symbol “CPB”. Campbell is a manufacturer and marketer of high-quality, branded food and beverage products. Campbell manages its businesses in three segments focused mainly on product categories. The segments are:
•
Americas Simple Meals and Beverages includes the retail and food service businesses in the U.S. and Canada. The segment includes the following products: Campbell’s condensed and ready-to-serve soups; Swanson broth and stocks; Pacific soups, broth, stocks, non-dairy beverages and simple meals; Prego pasta sauces; Pace Mexican sauces; Campbell’s gravies, pasta, beans and dinner sauces; Swanson canned poultry; Plum food and snacks; V8 juices and beverages; and Campbell’s tomato juice.

•
Global Biscuits and Snacks segment, which includes Pepperidge Farm cookies, crackers, bakery and frozen products in U.S. retail, Arnott’s biscuits in Australia and Asia Pacific, and Kelsen cookies globally. The segment also includes the simple meals and shelf-stable beverages business in Australia and Asia Pacific, and beginning in 2018, the business in Latin America; and

•
Campbell Fresh segment, which includes Bolthouse Farms fresh carrots, carrot ingredients, refrigerated beverages and refrigerated salad dressings, Garden Fresh Gourmet salsa, hummus, dips and tortilla chips, and the U.S. refrigerated soup business.

Campbell’s Internet address is www.campbellsoupcompany.com. Information included on Campbell’s website is not incorporated by reference into this proxy statement.
Twist Merger Sub, Inc.
One Campbell Place
Camden, New Jersey 08103-1799
(856) 342-4800
Merger Sub is a North Carolina corporation and an indirect wholly owned subsidiary of Campbell. Merger Sub was formed solely for the purpose of facilitating Campbell’s acquisition of the Company and has not engaged in any operations other than in connection with its formation and the negotiation and execution of the merger agreement.

THE SPECIAL MEETING
Time and Place of the Special Meeting
This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by our Board for use at a special meeting of shareholders to be held on March 23, 2018, at 9:00 a.m. Eastern Time, at The Ballantyne Hotel & Lodge, York Room, 10000 Ballantyne Commons Parkway, Charlotte, NC 28277.
Purpose of the Special Meeting
The purpose of the special meeting is for our shareholders to consider and vote upon:
•
a proposal to approve the merger agreement, pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as an indirect wholly owned subsidiary of Campbell;

•
a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, or the Adjournment Proposal (as described in the section entitled “Proposal No. 2 — Adjournment Proposal” beginning on page 84); and

•
a proposal to approve, on a non-binding, advisory basis, the payment of certain compensation and benefits to our named executive officers that is based on or otherwise related to the merger, which they will or may be entitled to receive from the Company (or its successor), or the Merger-Related Compensation Proposal, (as described in the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to the Company’s Named Executive Officers” beginning on page 58).

A copy of the merger agreement is attached to this proxy statement as Annex A. Our Board, by the unanimous vote of all directors voting, recommends that you vote (1) “FOR” the proposal to approve the merger agreement, (2) “FOR” the Adjournment Proposal and (3) “FOR” the non-binding, advisory Merger-Related Compensation Proposal.
Record Date, Notice and Quorum
You are entitled to notice of and to vote at the special meeting if you owned shares of our outstanding common stock at the close of business on February 16, 2018, the record date for the special meeting. As of the record date, there were 98,304,911 shares of our common stock outstanding and entitled to be voted at the special meeting.
A quorum is required for shareholders to conduct business at the special meeting. The presence, in person or represented by proxy, of the holders of shares entitled to a majority of votes entitled to be cast is necessary to establish a quorum at the meeting. Abstentions are counted as present for the purpose of determining whether a quorum is present, while broker non-votes are not counted as present unless instructions have been provided by the beneficial owner to the applicable broker, bank or other agent with respect to at least one proposal. Broker non-votes are shares held by a broker but with respect to which the broker is not instructed by the beneficial owner of such shares how to vote on a particular proposal and the broker does not have discretionary voting power on such proposal. Because brokers do not have discretionary voting authority with respect to any of the proposals described in this proxy statement, if a beneficial owner of our shares of common stock held in “street name” does not give voting instructions to the broker, bank, or other agent, then those shares will not be present in person or represented by proxy at the special meeting and therefore will not count toward determining whether or not a quorum is present at the meeting and will be ignored for purposes of determining the outcome of any vote on the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal. However, a broker non-vote will have the same effect as a vote against approval of the merger agreement.
Each of the “FOR”, “AGAINST” and “ABSTAIN” categories will be tabulated separately. In the event that a quorum is not present at the special meeting, we expect that the meeting will be postponed or adjourned to solicit additional proxies, and the persons named as proxies may propose and vote for one or more postponements or adjournments of the special meeting.

Who Can Vote at the Special Meeting
If on the record date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner of shares held in “street name,” you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, if your shares are held in “street name,” you are not the shareholder of record, and you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent.
Vote Required
Pursuant to our restated articles of incorporation, the affirmative vote of the holders of 75% of the outstanding shares of our common stock as of the close of business on the record date is required to approve the merger agreement and consummate the merger. As of the close of business on the record date, there were 98,304,911 shares of our common stock outstanding. This means that under North Carolina law and our organizational documents, 73,728,684 shares or more must vote in the affirmative to approve the merger agreement. The affirmative vote of a majority of the votes cast by holders of our common stock present at the special meeting, either in person or by proxy, and entitled to vote at the special meeting is required to approve the Adjournment Proposal and the non-binding, advisory Merger-Related Compensation Proposal.
BECAUSE THE VOTE REQUIRED TO APPROVE THE MERGER AGREEMENT IS BASED ON THE TOTAL NUMBER OF THE OUTSTANDING SHARES OF OUR COMMON STOCK AS OF THE RECORD DATE, AND NOT JUST THE SHARES THAT ARE ENTITLED TO VOTE OR ARE ACTUALLY VOTED AT THE SPECIAL MEETING, IF YOU DO NOT VOTE (INCLUDING IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK OR OTHER AGENT), IT WILL HAVE EXACTLY THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.
If you are a shareholder of record and abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the proposal to approve the merger agreement. Abstentions will not be counted as votes cast in favor of or against the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal, but will count for the purpose of determining whether a quorum is present.
If your shares are held in “street name,” and you fail to instruct your broker, bank or other agent on how to vote your shares, your shares will not be entitled to vote, and therefore will not count toward determining whether or not a quorum is present at the meeting and will be ignored for purposes of determining the outcome of any vote on the Adjournment Proposal or the non-binding, advisory Merger-Related Compensation Proposal. However, a broker non-vote will have the same effect as a vote against approval of the merger agreement.
How You Can Vote
You will have one vote for each share of common stock you owned at the close of business on the record date. If your shares are held in record name, you may sign, date and mail your proxy card in the enclosed return envelope, or you may vote over the telephone or over the Internet. IF YOU DO NOT VOTE, THIS WILL HAVE THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.
If your shares are held in “street name,” you should have received a vote instruction form with these proxy materials from your broker, bank or other agent rather than from the Company. Simply complete and return the vote instruction form to your broker, bank or other agent to ensure that your vote is counted. You may also be able to vote electronically on the Internet or by telephone as instructed by your broker, bank or other agent. YOUR BROKER, BANK OR OTHER AGENT COULD BE UNABLE TO VOTE

YOUR SHARES WITHOUT INSTRUCTIONS FROM YOU. THE FAILURE TO INSTRUCT YOUR BROKER ON HOW TO VOTE YOUR SHARES MAY HAVE EXACTLY THE SAME EFFECT AS VOTING “AGAINST” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.
Your shares will be voted at the special meeting as you indicated on your proxy card. If no instructions are indicated on your signed proxy card, all of your shares of our common stock will be voted “FOR” the proposal to approve the merger agreement, “FOR” the Adjournment Proposal and “FOR” the non-binding, advisory Merger-Related Compensation Proposal.
You should indicate your vote now even if you expect to attend the special meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your proxy, right up to the day of the special meeting, and will ensure that your shares are voted if you later find you cannot attend the special meeting. If your shares are held in the name of a broker, bank or other agent and you wish to vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or agent included with these proxy materials, or contact your broker, bank or agent to request a proxy form.
Stock Ownership and Interests of Certain Persons
Voting by the Company’s Directors and Executive Officers
As of February 16, 2018, the record date for the special meeting, directors and executive officers of the Company were entitled to vote approximately 13,727,178 shares of common stock, or approximately 14.0% of the shares of common stock issued and outstanding on that date and entitled to vote at the special meeting. The Company’s directors and executive officers have informed us that they intend to vote their shares in favor of the proposal to approve the merger agreement and the other proposals to be considered at the special meeting, although (other than the Warehime Holders) they have no obligation to do so.
Certain members of our management and Board have interests that are different from or in addition to those of shareholders generally. See the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger” beginning on page 53.
Voting Agreement
On December 18, 2017, the Warehime Holders entered into a voting agreement with Campbell, pursuant to which the Warehime Holders agreed, among other things, to vote the shares of Company common stock over which they have voting power in favor of the approval of the merger agreement and the transactions contemplated thereby, including the merger. As of February 16, 2018, the record date for the special meeting, the Warehime Holders owned 12,851,757 shares, or approximately 13.1% of the shares of Company common stock outstanding and entitled to vote at the special meeting. The voting agreement also contains certain restrictions on the transfer of shares of common stock by the Warehime Holders. See the section of this proxy statement entitled “The Merger — Voting Agreement.”
How You May Revoke or Change Your Vote
You can change your vote in one of three ways at any time before your proxy is voted at the special meeting, by (i) giving written notice to our Corporate Secretary at our principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, stating that you would like to revoke your proxy, (ii) completing and submitting a new proxy card bearing a later date (in any of the permitted forms), or (iii) attending the special meeting and voting in person. Simply attending the meeting will not, by itself, revoke your proxy. If your shares are held in the name of a broker, bank or other agent, you must follow instructions received from such broker, bank or agent with this proxy statement in order to revoke your vote or to vote in person at the special meeting.
Proxy Solicitation
We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material to beneficial owners. Solicitation will be made primarily through the use of the mail but our officers, directors and employees may, without additional compensation, solicit proxies personally by telephone, facsimile, mail or the Internet or in person. We have retained Georgeson to assist us in soliciting proxies using the means referred to above. We will pay the fees of Georgeson, which we expect to be approximately $10,000, plus reimbursement of certain out-of-pocket expenses.
Adjournments of the Special Meeting
We are asking our shareholders to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, which we refer to as the Adjournment Proposal. You should note that the special meeting may be postponed or adjourned to a specified date including, among other reasons, to solicit additional proxies. If the special meeting is postponed or adjourned for any reason, including to solicit additional proxies, shareholders who have already sent in their proxies will be able to revoke them at any time prior to their use.
If it is necessary to adjourn the special meeting, then, unless the meeting will have been adjourned for a total of more than 120 days, no notice of such adjourned meeting is required to be given to shareholders, other than an announcement at the special meeting of the place, date and time to which the special meeting is adjourned. Even if a quorum is not present, shareholders who are represented at a meeting may approve an adjournment of the meeting. See the section entitled “Adjournment Proposal” on page 84.

PROPOSAL NO. 1
APPROVAL OF THE MERGER AGREEMENT
THE MERGER
We are asking our shareholders to consider and vote upon a proposal to approve the merger agreement, pursuant to which Campbell will acquire the Company by means of a merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following the merger as an indirect wholly owned subsidiary of Campbell. Our Board is providing this proxy statement and the accompanying form of proxy to holders of our common stock in connection with the solicitation of proxies for use at the special meeting.
The full text of the merger agreement is attached as Annex A to this proxy statement. We urge you to read the merger agreement carefully and in its entirety. If our shareholders approve the merger agreement and the merger is completed as contemplated by the merger agreement, you will be entitled to receive $50.00 in cash, without interest and less any required tax withholding, for each share of our common stock you own and:
•
you will no longer have any interest in our future earnings or growth;

•
we will no longer be a public company;

•
our common stock will no longer be traded on the NASDAQ Global Select Market; and

•
we may no longer be required to file periodic and other reports with the SEC.

Merger Consideration
At the effective time of the merger, each outstanding (i) share of our common stock (other than (y) shares owned directly by Campbell or Merger Sub and (z) shares owned by any direct or indirect wholly owned subsidiary of the Company, in each case of  (y) and (z) other than shares held in fiduciary or agency capacity that are beneficially owned by third parties) will automatically be converted into the right to receive $50.00 in cash, without interest and less any required tax withholding; (ii) vested and unvested time-vesting options shall become fully vested and exercisable (other than options granted pursuant to the ASPP) and all performance-vesting options under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement; each option that is outstanding and vested as of the effective time shall be cancelled and the holders will be entitled to receive the merger consideration of $50.00 per share in cash, without interest and less the applicable exercise price, and less any required tax withholding; (iii) share of unvested restricted stock shall vest (to the extent unvested) such that (1) all time-based restrictions shall lapse in accordance with applicable terms and conditions of such restricted stock award, and (2) all performance-vesting restricted stock awards granted under the Company’s 2017 Enterprise Incentive Plan shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time and pro-rated as agreed upon by the parties in the merger agreement and each share of restricted stock will be cancelled and the holders of each vested share of restricted stock will be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less any required tax withholding; and (iv) unvested restricted stock unit (including performance-based restricted stock unit grants) shall vest in accordance with the terms and conditions applicable to such restricted stock unit such that (1) all time-vesting restricted stock units shall fully vest (to the extent unvested) and all time-vesting restrictions shall lapse and (2) all performance-vesting restricted stock units shall vest and be payable assuming all performance-vesting conditions have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the closing date and the holders of each vested restricted stock unit shall be entitled to receive the merger consideration of  $50.00 per share in cash, without interest and less any required tax withholding. No such shares of our common stock outstanding prior to the effective time of the merger will remain outstanding after such effective time of the merger and all such shares will automatically be cancelled and will cease to exist at the effective time of the merger. The price of  $50.00 per share in cash was determined through arm’s-length negotiations between us and Campbell. See “The Merger Agreement — Merger Consideration” beginning on page 65 for more detailed information.

Treatment of Options and Other Equity-Based Awards
Options.   At the effective time of the merger, each option (other than pursuant to the ASPP) that is outstanding immediately prior to the effective time of the merger, shall vest in accordance with the terms applicable to the option such that (i) all time-vesting options shall fully vest (to the extent unvested) and (ii) all performance-vesting options granted under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement. Each option that is outstanding and vested as of the effective time will be cancelled in exchange for a lump-sum cash payment equal to the product of  (1) the number of shares of common stock for which such option has not been exercised and (2) the excess, if any, of the merger consideration of  $50.00 per share over the exercise price per share of such option, less any required tax withholding. Each option with an exercise price equal to or greater than the merger consideration will be cancelled immediately prior to the effective time of the merger without payment of any consideration.
Restricted Stock.   At the effective time of the merger, each share of restricted stock (including performance-based restricted stock awards) that is outstanding immediately prior to the effective time of the merger, shall fully vest (to the extent unvested), such that (i) all time-based restrictions will lapse in accordance with applicable terms and conditions of such restricted stock award and (ii) all performance-based vesting restricted stock awards granted under the Company’s 2017 Enterprise Incentive Plan shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time and pro-rated as agreed upon by the parties in the merger agreement. Upon such vesting, each share of common stock underlying each restricted stock award shall be treated as common stock for purposes of the merger agreement, including as to any required tax withholding.
Restricted Stock Units.   At the effective time of the merger, each restricted stock unit (including performance-based restricted stock unit grants) that is outstanding immediately prior to the effective time of the merger, shall vest (to the extent unvested), in accordance with the terms and conditions applicable to such restricted stock unit such that (i) all time-vesting restricted stock units shall fully vest (to the extent unvested) and all time-vesting restrictions shall lapse and (ii) all performance-vesting restricted stock units shall vest and be payable assuming all performance-vesting conditions have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the closing date. All restricted stock units outstanding as of the effective time shall be cancelled and in exchange for each restricted stock unit, each holder thereof as of the effective time shall be entitled to receive a cash payment, subject to any required tax withholding, equal to the product of  (1) the merger consideration of $50.00 per share multiplied by (2) the number of shares of common stock subject to such restricted stock unit.
Treatment of Purchase Rights under 2012 Associate Stock Purchase Plan
As soon as practicable following the date of the merger agreement and in any event prior to the effective time of the merger, our Board (or, if appropriate, any committee administering the ASPP) will adopt such resolutions or take such other actions as may be required so that (i) participation in the ASPP will be limited to those employees who are participants on the date of the merger agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of the merger agreement, and (iii) the ASPP shall terminate, effective upon the first purchase date following the date of the merger agreement, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ASPP).
Background of the Merger
Our Board and senior management team regularly review our performance, future growth prospects and overall strategic direction and consider potential opportunities to strengthen our business and enhance shareholder value. These reviews have included consideration of potential transactions with third parties that would further our strategic objectives, including potential commercial and strategic business partnerships, potential acquisitions, changes in our corporate structure, capitalization strategies and reorganizations. Our Board and senior management team review the potential benefits and risks of those transactions in light of, among other things, the business environment facing the portion of the food industry in which we operate and our competitive position. In addition, from time to time, members of our senior management team meet with the senior management of other companies within the industry in which we operate to discuss industry developments, distribution partnerships and potential strategic transactions.
During the second and third quarters of 2017, our Board and senior management continued to assess the evolving business environment facing the food industry and the food industry landscape relevant to our business and long-term prospects, including potential merger and acquisition opportunities. These assessments included a comprehensive review of our operations with the goal of significantly improving our financial performance to deliver greater value to our shareholders. As a result of such review, we initiated a Performance Transformation Plan focusing on the following six key areas:
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SG&A Expense Efficiency. Reduce direct spending and accelerate zero-based budgeting to improve indirect costs.

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Manufacturing and Supply Chain Productivity. Reduce manufacturing and distribution network complexity and improve productivity.

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Product and Portfolio Optimization. Reduce business complexity through stock keeping unit rationalization and ongoing portfolio maintenance.

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Price Realization. Improve trade spend productivity and effectiveness and optimize brand assortment.

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Marketing Investment Optimization. Reset working/non-working ratios and increase investment in our core branded portfolio.

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Channel Execution Excellence. Elevate the performance of the existing independent business owner direct store delivery partnership.

Over the past several years, Campbell has engaged Baptista’s Bakery, Inc., a wholly owned subsidiary of the Company, to manufacture cracker chips, and is currently working with Baptista’s Bakery to develop a new product.
On July 15, 2017, Denise Morrison, Campbell’s President and CEO, contacted Brian Driscoll, our President and CEO, to request a meeting to discuss a potential strategic transaction.
On August 23, 2017, Ms. Morrison and Carlos Abrams-Rivera, President of Pepperidge Farm, met in Charlotte, North Carolina with Mr. Driscoll. At this meeting Ms. Morrison expressed Campbell’s desire to explore the possible acquisition of the Company. No price was discussed at this meeting.
On August 24, 2017, our Board held a telephonic meeting at which Mr. Driscoll advised the Board of Campbell’s interest in exploring the possible acquisition of the Company. Our Board authorized the Company to enter into a non-disclosure agreement with Campbell and provide limited financial information to Campbell.
On August 25, 2017, Alex Pease, our Chief Financial Officer, advised Anthony P. DiSilvestro, Campbell’s Senior Vice President and Chief Financial Officer, that the Company would be willing to provide to Campbell limited financial information concerning the Company, but would not consider allowing Campbell to conduct more fulsome due diligence until Campbell provided a proposed price at which it would be willing to acquire the Company and then only if the price was at a level at which our Board determined that future discussions were warranted.
On August 28, 2017, the Company and Campbell signed a non-disclosure agreement, effective as of August 24, 2017.
During the period from September 6, 2017 until October 3, 2017, we provided Campbell with certain limited financial information requested by Campbell.
On October 3, 2017, Campbell provided a letter to us in which it indicated its interest in acquiring the Company in an all cash transaction at a price ranging from $46.00 to $50.00 per share. The written proposal indicated that the price range represented a premium of 25.6% to 36.5% based on our 30-day volume weighted average stock price and implied a multiple range of 22.4 to 24.0 times LTM EBITDA of $253 million. Campbell’s indication of interest included a request that we negotiate exclusively with Campbell’s for a period of forty-five days. Later on October 3, 2017, Mr. Driscoll had a telephone call with Ms. Morrison to discuss the nature of the initial indication of interest and suggested that each of Mr. Pease and Mr. DiSilvestro discuss the details.
On October 5, 2017, our Board held a telephonic meeting together with certain members of our senior management, at which management reviewed with the Board Campbell’s initial indication of interest and discussions that had taken place between our management and Campbell’s management. The Board discussed the agenda for an in-person Board meeting to be held on October 10, 2017.
On October 10, 2017, our Board held an in-person meeting in Charlotte, North Carolina, together with certain members of our senior management, representatives of Goldman Sachs and a representative of Jenner & Block LLP (“Jenner”), our outside legal counsel. The representative of Jenner reviewed with our Board its fiduciary duties under North Carolina law in connection with the consideration of the Company remaining an independent company and in connection with the consideration of business combinations and related matters. Management reviewed the Company’s plan for remaining an independent company, including its Performance Transformation Plan and progress to date against the Performance Transformation Plan. Goldman Sachs reviewed with our Board, among other things, general macro-economic conditions, the capital markets environment, the state of the food industry and the sectors of the food industry in which the Company competes, trends impacting the food industry, Wall Street analysts’ public statements regarding their views of the Company, trading history in our common stock compared to the trading history of the stock of other companies in the food industry, a preliminary financial analysis of the Company, potential acquirors of the Company and Campbell’s track-record in pursuing mergers and acquisitions. Our Board, together with members of management and the representative from Jenner, discussed Campbell’s request for an exclusive negotiating period and it was determined not to agree to Campbell’s request for an exclusive negotiating period prior to signing definitive transaction documents. Our Board determined that management should advise Campbell that we were not actively seeking a sale but that we would continue discussions and provide Campbell with additional due diligence if Campbell confirmed that any proposal it made to acquire the Company would be at a minimum price of  $50.00 per share. Goldman Sachs led a discussion of other companies who might be interested in pursuing, and able to pursue, an acquisition of the Company at a price of at least $50.00 per share and the Board agreed that four companies could have such an interest and ability.
On October 10, 2017, Mr. Pease had a telephone call with Mr. DiSilvestro indicating we would continue discussions and provide Campbell with additional due diligence if Campbell confirmed that any proposal it made to acquire the Company would be at a minimum price of  $50.00 per share.
On October 13, 2017, our Board held a telephonic meeting together with certain members of our senior management and a representative of Goldman Sachs. Management provided an update of discussions with management of Campbell that had occurred since the meeting of our Board on October 10, 2017, including the message provided to management of Campbell that we would only continue discussions with Campbell regarding a potential sale of the Company to Campbell if Campbell confirmed that any proposal it made to acquire the Company would be at a minimum price of  $50.00 per share. Our Board also discussed whether to approach companies that might be interested in acquiring the Company at prices our Board might find acceptable to ascertain their interest in a potential transaction. A representative of Goldman Sachs recommended to the Board, and the Board concurred, that if the Board were to decide to pursue a potential sale of the Company, we should approach Companies A, B, C and D, as each of these companies would have a strategic rationale to acquire the Company and the financial capability to execute a transaction at prices our Board might find acceptable.
On October 13, 2017, Mr. DiSilvestro communicated to Mr. Pease that Campbell understood $50.00 was the minimum acceptable price but that Campbell could not firmly commit to it without more information. Mr. DiSilvestro also provided that Campbell would work towards a $50.00 per share price, subject to receiving access to due diligence and our management advised our Board of the same.
On October 14, 2017, Mr. Pease and Mr. DiSilvestro had a telephone call during which they agreed to proceed with preliminary due diligence in the form of a management meeting during the week of October 23, 2017 in New York City.

Pursuant to an engagement letter, dated October 16, 2017, the Company formally retained Goldman Sachs as our financial advisor in connection with a potential transaction. In connection with our engagement of Goldman Sachs as our financial advisor, Goldman Sachs provided us with information regarding certain relationships Goldman Sachs and its affiliates had with Campbell, which investment banking relationships are summarized below under “— Opinion of Goldman Sachs & Co. LLC — General.”
On October 16, 2017, the Executive Committee of our Board held a telephonic meeting, together with certain members of our senior management and a representative of Jenner. The representative of Jenner discussed the Board’s fiduciary duties under North Carolina law as it considered a potential sale of the Company. The Executive Committee determined it would be appropriate to instruct Goldman Sachs to contact other potential acquirors of the Company to ascertain their interest in pursuing a potential acquisition of the Company and to recommend to the Board that it authorize Goldman Sachs to begin this outreach process as soon as was practicable. The Executive Committee also discussed certain concerns that had been raised by Patricia Warehime. Such concerns were the timing of discussions with Campbell and any outreach to potential acquirors that might be conducted, the identity of potential acquirors, and whether Ms. Warehime and members of her family would receive a tax-deferred structure for their shares of the Company’s common stock if the Company were to be sold.
On October 19, 2017, Mr. Pease provided Mr. DiSilvestro with a draft mutual confidentiality agreement containing a standstill provision restricting Campbell from, among other things, purchasing the Company’s common stock or taking any other actions that may lead to a business combination unless our Board in advance approves such activities in writing. Such mutual confidentiality agreement would replace the confidentiality agreement dated August 24, 2017 in light of our decision to provide representatives of Campbell preliminary due diligence information. On October 24, 2017, the Company and Campbell entered into the mutual confidentiality agreement containing this standstill provision.
On October 21, 2017, our Board held a telephonic meeting, together with certain members of our senior management and a representative of Jenner. The representative of Jenner discussed the Board’s fiduciary duties under North Carolina law as it considered a potential sale of the Company and actions the Board should take to fulfill its fiduciary duties. The Board determined to instruct Goldman Sachs to contact Companies A, B, C and D, the four companies determined by the Board after considering information provided by Goldman Sachs and senior management as likely to be interested in pursuing, and having the financial capability to pursue, an acquisition of the Company at a price of at least $50.00 per share.
During the period from October 23, 2017 to October 27, 2017, at the direction of the Board, Goldman Sachs contacted and had discussions with each of Companies A, B, C and D to determine if they might be interested in pursuing a potential acquisition of the Company at a minimum price of  $50.00 per share.
On October 25, 2017, the Company granted representatives from Campbell and certain of its advisors, access to an electronic data room that contained preliminary due diligence information requested by Campbell. From October 25, 2017 through November 7, 2017, Campbell and its advisors continued their preliminary due diligence review of the Company.
On October 25, 2017, Mr. Pease provided a representative of Company A with a draft mutual confidentiality agreement containing a standstill provision restricting Company A from, among other things, purchasing the Company’s common stock or taking any other actions that may lead to a business combination unless our Board in advance approves such activities in writing. On October 30, 2017, the Company and Company A entered into the mutual confidentiality agreement containing a standstill provision, which standstill provision expired in accordance with its terms when we signed the merger agreement with Campbell.
On November 1, 2017, James Johnston, the Chairman of our Board, Gail Sharps Myers, our Senior Vice President, General Counsel and Secretary, and a representative of Jenner, met with certain members of the Board to discuss whether any of these directors had interests that could conflict with the interests of the shareholders of the Company in connection with the consideration of a possible sale of the Company.
On November 1, 2017, our Board held an in person meeting in Charlotte, North Carolina, together with certain members of our senior management, a representative of Goldman Sachs and a representative of Jenner. The representative of Goldman Sachs reported on contacts Goldman Sachs had with Companies

A, B, C and D. Companies C and D indicated that they would not be interested in pursuing a possible acquisition of the Company. Companies A and B each expressed interest in pursuing a possible acquisition of the Company and were proceeding with preliminary due diligence. The representative of Jenner reviewed the fiduciary duties of the Board under North Carolina law in connection with a possible sale of the Company, the discussions that took place with certain directors concerning possible conflicts of interest, the use of a special negotiating committee of the Board to seek potential acquirors of the Company and to consider, negotiate and recommend to the Board offers for the sale of the Company and recommended that the Board appoint a special negotiating committee comprised only of directors who were not executive officers of the Company and who had no conflicts of interest. The Chairman of the Board reported that Patricia Warehime had determined that, out of an abundance of caution, she would recuse herself from all further proceedings of the Board as it considered possible proposals for the sale of the Company, including abstaining from any vote on any proposal for the sale of the Company. The Chairman of the Board reported that Ms. Warehime had concluded that this decision arose from the percentage of shares of our common stock owned by Ms. Warehime, a corporation and partnership controlled by Ms. Warehime, and certain family trusts (who collectively owned an aggregate of approximately 20% of our outstanding common stock) and the requirement that any merger involving the Company receive an affirmative vote of 75% of the outstanding shares, together with the fact that as long-time shareholders of the Company and one of its predecessor companies, Snyder’s of Hanover, Ms. Warehime, her family trusts and entities and other members of her family who had significant holdings of our shares could have interests that differed from those of our other shareholders. Such differing interests were the possibility of requiring a tax deferred exchange of their shares of common stock in an acquisition transaction that could result in a lower overall value paid for the Company, the possibility that Ms. Warehime could receive merger consideration in the form of equity that was not available to the Company’s other shareholders, her preference for a buyer who would best preserve and support the Company’s brands, facilities and operations in Hanover, Pennsylvania, and her direct and indirect influence over MAW Associates, LP,. ARWCO Corporation and Warehime Enterprises, Inc., which engaged in business transactions with the Company and each of which provides financing to the Company’s independent business operators and distributors for the purchase of route businesses and trucks. The Chairman of the Board recommended that the Board establish a special negotiating committee comprised of the members of the Executive Committee of the Board, none of whom were executive officers of the Company nor had any conflicts of interest, and that the matter of establishing a special negotiating committee be considered at the meeting of the Board to be held the next day, November 2, 2017.
On November 2, 2017 our Board held an in person meeting in Charlotte, North Carolina, together with certain members of our senior management. The Chairman of the Board reported that Peter Carlucci had determined that, out of an abundance of caution, he would abstain from any vote of the Board on any proposal for the sale of the Company. The Chairman of the Board reported that Mr. Carlucci’s decision arose from his long-time close personal relationship with Ms. Warehime, her late husband and the Warehime family, his long tenure (approximately 30 years) on the board of directors of the Company and its predecessor, Snyder’s of Hanover, the fact that a law firm in which he was a partner had been providing legal services to the Company and the fact that his son was an employee of the Company.
The Board voted to establish a special negotiating committee, which we refer to as the Special Committee, comprised of the members of the Executive Committee of the Board. The Special Committee was authorized to seek, evaluate, negotiate together with members of senior management, and recommend to the Board for its consideration any proposal for the acquisition of the Company or any alternative transaction, including a merger of equals, sale of assets by the Company or any acquisition of assets by the Company that the Special Committee determined was fair to and in the best interests of the Company and its shareholders. The Board determined that so long as the Special Committee continued to exist the Board would not approve or recommend to shareholders any potential sale of the Company, share repurchase (other than any share repurchase in the ordinary course of business consistent with past practice), special dividend or recapitalization or any merger of equals involving the Company or any sale of acquisition of assets by the Company in the absence of a prior favorable recommendation of such action by the Special Committee.
On November 3, 2017, we received a written indication of interest from Company A that indicated its interest in pursuing a potential acquisition of the Company in an all-cash offer at a price of  $50.00 to

$52.00 per share. The written proposal indicated that the offer valued the Company at a 35.2% to 40.6% premium to the most recent closing share price of  $36.99 (as of November 3, 2017) and 22.4% to 27.3% premium to the 52-week and all-time high of our share price.
On November 6, 2017, Mr. Pease and Mr. DiSilvestro had a telephone call in which they discussed the Company’s results for the third quarter, the fact that there were other bidders who had indicated an interest in acquiring the Company and that the Company was going to fully populate its electronic data room to enable all bidders to conduct the due diligence they required to submit final bids during the next several weeks with the expectation that the Special Committee would determine whether to accept any proposal for the acquisition of the Company during the first two weeks of December. Mr. DiSilvestro advised Mr. Pease that Campbell could meet the proposed schedule and that Campbell’s board of directors had meetings planned for November 15-16, 2017, at which the possible acquisition of the Company would be discussed.
On November 6, 2017, Mr. Pease and the Head of Business Development of Company A had a telephone call in which Mr. Pease informed Company A’s Head of Business Development that the Company was going to fully populate its electronic data room to enable all bidders to conduct the due diligence they required to submit final bids during the next several weeks with the expectation that the Special Committee would determine whether to accept any proposal for the acquisition of the Company during the first two weeks of December. Company A’s Head of Business Development confirmed to Mr. Pease that Company A could meet such timeline.
On November 7, 2017, we granted representatives from Company A and certain of its advisors access to an electronic data room that contained due diligence information requested by Company A. In addition, we granted representatives from Campbell and certain of its advisors expanded access to additional due diligence information requested by Campbell. From November 7, 2017 through December 17, 2017 Campbell and its advisors continued its due diligence review of the Company. From November 7, 2017 through December 13, 2017 Company A and its advisors continued its due diligence review of the Company.
On November 8, 2017, Alex Pease, Gail Sharps Myers, Randy Chapman, our Chief Strategy Officer, Kirk Jensen, our Senior Vice President, Chief Supply Chain Officer, John T. Maples, our Chief Customer Officer, and Bruce Myers, our Vice President, Distribution Company at Snyder’s-Lance, had a telephone call with Anthony P. DiSilvestro, Carlos Abrams-Rivera, Raymond Liguori, Campbell’s Vice President of Corporate Development, and other representatives of Campbell to discuss various financial and operational aspects of our business.
On November 10, 2017, the Special Committee held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and a representative of Jenner. Mr. Pease reported on discussions he had with Mr. DiSilvestro regarding our results for the third quarter, the fact that there were other bidders who had indicated an interest in acquiring the Company and that we were going to fully populate our electronic data room to enable all bidders to conduct the due diligence they required to submit final bids during the next several weeks with the expectation that the Special Committee would determine whether to accept any proposal for the acquisition of the Company during the first two weeks of December. Mr. Pease reported that Mr. DiSilvestro advised him that Campbell could meet the proposed schedule and that Campbell’s board of directors had meetings planned for November 15-16, 2017, at which the possible acquisition of the Company would be discussed. A representative of Goldman Sachs reported on calls that he had with Credit Suisse, the financial advisor for Campbell, in which the representative of Goldman Sachs reiterated the timeline outlined by Mr. Pease to Mr. DiSilvestro. Mr. Pease reported that he also had discussions with the Head of Business Development of Company A in which he informed that individual that the price range set forth in the indication of interest submitted by Company A was sufficient to allow Company A to move forward in the process and conduct further due diligence. Mr. Pease reported that he had discussed the same timeline with the Head of Business Development of Company A that he had discussed with the CFO of Campbell and that the Head of Business Development of Company A had confirmed that Company A could meet the timeline. A representative of Goldman Sachs had a conversation with representatives of Company A and reiterated the timeline outlined by Mr. Pease. Mr. Driscoll reported that Company B was still continuing to assess its ability or willingness to submit a proposal to pursue the potential acquisition of the Company at the prices per share being discussed. Mr. Pease also reported that Mr. DiSilvestro mentioned the possibility of alternative transaction structures with Mr. Pease but Mr. Pease said that the focus should be on an all cash offer that resulted in the highest value to all shareholders.
On November 10, 2017, our Board held a telephonic meeting at which the Board was advised that Company A had submitted a written indication of interest for the potential acquisition of the Company, and our Board received updates from members of our senior management concerning discussions by members of our management with Campbell, Company A and Company B and the due diligence being performed by Campbell and Company A.
On November 15, 2017, there was a call among James Johnston, the Chairman of the Special Committee, Brian Driscoll, Alex Pease, Gail Sharps Myers, Randy Chapman, representatives of Goldman Sachs and representatives of Jenner during which Goldman Sachs was directed to prepare and send to each of Company A and Campbell a letter (the “Process Letter”) outlining the process and timing for bidders to complete due diligence and submit a final bid for the acquisition of the Company on December 4, 2017, and the participants discussed planned meetings between members of our senior management and the management of each of Campbell and Company A and responses to due diligence requests made by Campbell and Company A.
On November 17, 2017, the Special Committee held a telephonic meeting together with certain members of our senior management, a representative of Goldman Sachs and representatives of Jenner. James Johnston reported that Company B had declined to submit a proposal for the acquisition of the Company or proceed in the process. The representative of Goldman reviewed the contents of the Process Letter that had been sent to Campbell and Company A, including the requirements that bids were due on December 4, 2017. Mr. Pease discussed upcoming meetings between members of our senior management and members of the management of each of Campbell and Company A. Mr. Pease reported that Campbell had requested an extension of the December 4, 2017 due date for final bids and he reiterated that it should submit its bid by December 4, 2017. Also on November 17, 2017, at the direction of the Special Committee, Goldman Sachs delivered our draft of a proposed merger agreement to Campbell and Company A.
On November 17, 2017, our Board held a telephonic meeting at which the Board was advised that Company B had declined to proceed to submit a proposal for the acquisition of the Company, concerning the contents of the Process Letter that had been sent to Campbell and Company A and concerning the due diligence being performed on the Company by Campbell and Company A.
On November 20, 2017, Mr. Driscoll and certain members of our senior management met with Ms. Morrison and certain members of Campbell’s senior management in New York City for a detailed question and answer due diligence session, which focused on the Company’s supply chain, national direct-store-delivery distribution network, contracts with independent business owners, or IBOs, route structure, marketing and research and development priorities. They also discussed certain aspects of the Company’s financials, brands and distribution channels.
On November 21, 2017, at the direction of the Special Committee, Goldman Sachs sent Company A and Campbell a revised Process Letter changing the bid due date from December 4, 2017 to December 12, 2017 to give Campbell and Company A sufficient time to complete its due diligence and to provide that due diligence should be completed prior to submission of the final bid.
On November 28, 2017, Messrs. Driscoll and Pease had a meeting with the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Chief Growth Officer from Company A and discussed Company A’s view of the Company and its business and the positive impact the Company’s business would have on the business of Company A.
On November 30, 2017, the Special Committee held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner. James Johnston reported on a plan for him, Mr. Driscoll, Mr. Pease and Ms. Sharps Myers to meet (with a representative of Goldman Sachs in attendance) in Hanover, Pennsylvania on December 14, 2017 with Patricia Warehime and the trustee of family trusts and certain members of Ms. Warehime’s extended family (collectively, the “Warehime Family”), all of whom would be required to sign confidentiality agreements with the Company prior to the meeting. The purpose of the meeting would be to review the bids that are received for the acquisition of the Company with the Warehime Family. Mr. Driscoll reported on meetings he and Mr. Pease previously had with certain members of the senior management of Company A on November 28, 2017. Mr. Driscoll and Mr. Pease reported on the due diligence being performed by Campbell and Company A. A representative of Goldman Sachs reported that both Campbell and Company A had indicated their desire for Patricia Warehime and certain of the family trusts to sign voting agreements in support of any transaction contemplated by the merger agreement they would sign with us.
On November 30, 2017, our Board held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner. At the meeting, the Board discussed proposed logistics and timing for receiving bids, the scheduled meeting with the Warehime Family, that the Special Committee would review bids received and make its recommendation to the Board concerning such bids and that the Board would consider any bid that might be recommended by the Special Committee.
On December 8, 2017, Weil Gotshal & Manges LLP (“Weil”), outside legal counsel for Campbell, provided Jenner with a mark-up of the draft merger agreement provided to Campbell by Goldman Sachs on November 17, 2017.
On December 9, 2017, the Special Committee held a telephonic meeting together with certain members of our senior management, a representative of Goldman Sachs, representatives of Jenner and a representative of EY, our tax consultants. It was noted, since none of the federal tax reform bills then being considered by the U.S. House of Representatives or U.S. Senate had yet been enacted, the Company management’s financial forecasts provided to Goldman Sachs for its use in connection with its financial analyses reflected U.S. tax laws as then in effect, and not the impact of the tax reform bills. However, because the federal tax reform bills were then being considered and voted upon by the U.S. House of Representatives or U.S. Senate, the Special Committee discussed and considered management’s views of the potential impact of the then proposed tax reform bills on Company management’s financial forecasts, including the potential impact of those federal tax reform bills on the value of the Company. Mr. Pease reported that the reduction of the effective rate of taxation applicable to the Company would result in significant tax savings over a five to ten year period; however, Mr. Pease further advised that it was his understanding that the value of the potential tax savings was likely already reflected in the valuations of publicly traded U.S. companies. A representative of Goldman Sachs noted that potential tax reform could already be priced into the Company’s stock price and that the permanence of the tax reform initiatives could be uncertain under future administrations. A representative of Jenner reported concerning the mark-up of the draft merger agreement received from Weil and the plan to discuss significant issues raised by such mark-up with Weil the next day.
On December 10, 2017, representatives of Jenner discussed with representatives of Weil and a Campbell in-house attorney the mark-up of the draft merger agreement received from Weil, including covenants relating to Campbell’s financing and regulatory efforts, the Company’s fiduciary termination rights, and the amount and triggers for the termination fees.
On December 12, 2017, the Company received a written offer from Campbell to acquire the Company in an all-cash transaction at a price of  $48.00 per share, together with a revised mark-up of the draft merger agreement.
On December 12, 2017, the Special Committee held a telephonic meeting together with certain members of our management, representatives of Goldman Sachs and representatives of Jenner. A representative of Goldman Sachs reported that the Company had received an offer from Campbell to acquire the Company in an all-cash transaction at a price of  $48.00 per share and that an hour before bids were due to be received in accordance with the Process Letter, Goldman Sachs had received a call from the representative of Company A to advise Goldman Sachs that Company A would not be submitting a bid by the required time because its legal counsel had identified an anti-trust issue that it needed more time to evaluate. A representative of Jenner reported that Jenner had received a call from the legal counsel to Company A immediately prior to commencement of the Special Committee meeting advising of the same anti-trust issue. The Special Committee directed Goldman Sachs to contact Campbell to express the Special Committee’s expectation concerning any offer to acquire the Company and directed Jenner to contact counsel for Company A to confirm that the Special Committee did not expect to provide an extension of the time to submit final bids beyond the next day and offer for Jenner and such counsel to speak that night regarding the anti-trust issue raised by counsel for Company A. Later on December 12, 2017, representatives of Jenner briefly discussed these antitrust concerns with Company A’s legal counsel.
At the direction of the Special Committee, on December 12, 2017, representatives of Goldman Sachs communicated to Mr. Liguori that Campbell’s offer to acquire the Company at a price of  $48.00 per share was insufficient and would not be entertained by the Special Committee or the Board.
Following subsequent conversations between representatives of Goldman Sachs and Credit Suisse and Mr. Liguori, respectively, on December 13, 2017, the Company orally received a revised offer from Campbell to acquire the Company in an all-cash transaction at a price of  $50.00 per share, which was confirmed later that day in writing.
On December 13, 2017, there was a more in depth call between representatives of Jenner and counsel for Company A to discuss the anti-trust issue raised by counsel to Company A.
On December 13, 2017, our Board held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner at which the Board was informed by a representative of Goldman Sachs that Campbell had initially submitted an offer to acquire the Company in an all-cash transaction at a price of  $48.00 per share, but that after discussions between representatives of Goldman Sachs and Credit Suisse and Mr. Liguori, Campbell had submitted a revised written offer at a price of  $50.00 per share. A representative of Goldman Sachs reported that Company A had communicated that the anti-trust issue Company A had identified might preclude it from submitting an offer. In the evening of December 13, 2017, a representative of Company A confirmed to Goldman Sachs that Company A would not be submitting an offer.
On December 14, 2017, Mr. Johnston, Mr. Driscoll, Mr. Pease and Ms. Sharps Myers met (with a representative of Goldman Sachs in attendance) in Hanover, Pennsylvania with Patricia Warehime and certain other members of the Warehime Family, several of whom participated in the meeting via telephone. A representative of Jenner also participated in the meeting via telephone. At this meeting the offer to acquire the Company received from Campbell was reviewed and discussed.
On December 14, 2017, the Special Committee held an in-person meeting in Charlotte, North Carolina, together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner. Mr. Johnston and Mr. Driscoll updated the Special Committee concerning the fact that Company A had declined to submit an offer and the meeting held earlier that day with members of the Warehime Family. A representative of Jenner reported that a revised draft of the merger agreement was being prepared to take into account certain of the comments received from Campbell and if the Special Committee and the Board decided to proceed with negotiations with Campbell pursuant to its offer to acquire the Company, a revised draft of the merger agreement would be provided to Weil the next day following the meeting of the Board. Representatives of Jenner reviewed the provisions of the draft voting agreement submitted by Campbell with its offer and reported that Campbell wanted Patricia Warehime and the family trusts that file Schedules 13D and are reported as beneficial owners of more than 5% of our outstanding common stock (the “Warehime Trusts”) to sign the voting agreement. Mr. Pease discussed the rumors of a proposed acquisition of the Company by Campbell reported earlier that day by certain media outlets and our policy of refusing to comment on market rumors.
On December 15, 2017, our Board held an in-person meeting in Charlotte, North Carolina, together with certain members of our senior management, representatives of Goldman Sachs and a representative of Jenner, with another representative of Jenner participating by telephone. A representative of Jenner discussed the terms of the draft merger agreement and voting agreement and the financing Campbell proposed to use to consummate the transaction. A representative of Jenner noted that there would be no financing condition under the merger agreement. A representative of Goldman Sachs discussed with the Board the financial aspects of the proposed acquisition of the Company by Campbell, the historical performance of our stock price, an overview of the Company management’s plan for the Company if it were to remain as a stand-alone entity, a preliminary financial analyses (based on the Company management’s financial forecasts referenced above) and management’s views regarding a range of potential impacts the then pending tax reform bills could have on the Company management’s financial forecasts and the resulting potential impact of the Company’s implied valuation. The Special Committee reported that it believed that $50.00 per share was the best offer that would be received from Campbell and recommended that the Board authorize proceeding with negotiations with Campbell pursuant to its offer to acquire the Company in an all cash-transaction at a price of  $50.00 per share. The Board determined to proceed with negotiations with Campbell pursuant to its offer to acquire the Company in an all cash-transaction at a price of  $50.00 per share.
On December 15, 2017, Jenner delivered a revised draft of the merger agreement to Weil and a copy of the draft voting agreement to counsel for Ms. Warehime and the Warehime Trusts. Later on December 15, 2017, Jenner sent a mark-up of the draft voting agreement to Weil reflecting comments that had been approved by the counsel for Ms. Warehime and the Warehime Trusts.
During the period from the evening of December 15, 2017 through the early morning of December 18, 2017, representatives of Jenner and Weil negotiated the major open issues on the draft of the merger agreement, including, the scope of and qualifications relating to certain representations and warranties of the Company, covenants relating to Campbell’s financing and regulatory efforts, dollar thresholds in respect of covenants relating to the Company’s conduct of the business after signing, the Company’s fiduciary termination rights, and the amount and triggers for the termination fees.
On December 16, 2017, the Special Committee held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner. A representative of Jenner reported on the status of negotiations of the merger agreement and voting agreement. Mr. Driscoll reported that he had received an inquiry from the chief executive officer of a smaller food company (Company E) who Goldman Sachs had not been directed to contact, inquiring about a possible business combination with the Company. A representative of Goldman Sachs noted that Company E had a significantly smaller market capitalization than the Company. After discussion with Goldman Sachs, the Special Committee determined that it was not likely that Company E could propose a business combination transaction that would be equal or better for our shareholders than an all-cash transaction at a price of  $50.00 per share. Based on these factors and the current status of negotiations with Campbell, the Special Committee determined that Mr. Driscoll should not respond to the inquiries received from the chief executive officer of Company E. We have not received any further communications from Company E relating to a business combination with the Company, including since the public announcement of the transactions contemplated by the merger agreement.
On December 17, 2017, the Special Committee held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner. A representative of Jenner reported on the status of the negotiations of the merger agreement and the outstanding issues. The Special Committee authorized Jenner to propose resolutions to the remaining issues on the merger agreement.
Later in the day on December 17, 2017, the Special Committee held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner. A representative of Jenner noted that all members of the Special Committee had received a copy of the proposed merger agreement, a memo summarizing the material terms of the merger agreement and proposed resolutions to be considered by the Special Committee. A representative of Jenner discussed the terms of the merger agreement and voting agreement and certain changes that would be made to the merger agreement to resolve the remaining outstanding issues relating to the regulatory efforts covenants and the effects of termination under certain circumstances. A representative of Goldman Sachs then presented to the Special Committee Goldman Sachs’ financial analyses (based on the Company management’s financial forecasts referenced above) regarding the proposed transaction summarized below under “— Opinion of Goldman Sachs & Co. LLC”. A representative of Jenner discussed the proposed resolutions for the Special Committee to consider and reminded the members of the Special Committee of their fiduciary duties under North Carolina law. The Special Committee determined that the merger agreement with Campbell and the transactions contemplated by the merger agreement, including the merger, were fair and in the best interests of, the Company and our shareholders and resolved to recommend to the Board that the Board adopt, approve and declare advisable the merger agreement and the merger contemplated by the merger agreement, and recommend to the shareholders of the Company that they approve the merger and the merger agreement.

Subsequent to the meeting of the Special Committee, on December 17, 2017, our Board held a telephonic meeting together with certain members of our senior management, representatives of Goldman Sachs and representatives of Jenner. A representative of Jenner noted that all members of our Board had received a copy of the proposed merger agreement, a memo summarizing the material terms of the merger agreement and proposed resolutions to be considered by the Board. A representative of Jenner discussed the terms of the merger agreement and voting agreement and certain changes that would be made to the merger agreement to resolve the remaining outstanding issues. A representative of Goldman Sachs then presented to the Board Goldman Sachs’ financial analysis summarized below under “— Opinion of Goldman Sachs & Co. LLC” and rendered the oral opinion of Goldman Sachs, subsequently confirmed by delivery of a written opinion dated December 18, 2017 to the Board to the effect that, as of such date and based on and subject to the factors and assumptions set forth in the written opinion, the $50.00 in cash per share to be paid to the holders (other than Campbell and its affiliates) of the shares of Company common stock pursuant to the merger agreement was fair from a financial point of view to such holders. A representative of Jenner discussed the proposed resolutions for the Board to consider and the Board’s fiduciary duties under North Carolina law and all of the voting directors unanimously determined that the merger agreement with Campbell (including the plan of merger contained in the merger agreement) and the transactions contemplated by the merger agreement (including the merger) were fair and in the best interest of the Company and our shareholders, adopted, approved and declared advisable the merger agreement (including the plan of merger contained in the merger agreement) and the transactions contemplated by the merger agreement (including the merger), and recommended to the shareholders of the Company to approve the merger and the merger agreement (including the plan of merger contained in the merger agreement).
In the early morning of December 18, 2017, Campbell and the Company executed and delivered the merger agreement, Campbell, Patricia Warehime and the Warehime Trusts executed and delivered the voting agreement and Campbell and the Company issued a joint press release announcing the transaction. The press release and the merger agreement were publicly filed by the Company as Soliciting Material under §240.14a-12 of the Exchange Act on December 18, 2017.
Reasons for the Merger
Our Board considered a number of factors in making its determination that the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its shareholders, including the following (not necessarily in the order of relative importance):
Merger consideration.   Our Board considered the $50.00 per share in cash to be paid as merger consideration in relation to our Board’s estimate of the current and future value of the Company as an independent entity, including that the adjusted fully diluted enterprise value of the transaction is approximately $6.093 billion, representing a multiple of 20.9x EBITDA for the last twelve months.
Premium.   Our Board considered that the $50.00 per share in cash to be paid as merger consideration represents a premium of approximately 27% to the Company’s stock price as of closing on December 13, 2017, the last trading day before media reports regarding a potential transaction, and a premium of approximately 33.7% to the Company’s unaffected 90-day volume weighted average price.
Cash consideration.   Our Board considered the fact that the merger consideration would be paid solely in cash, which provides certainty and immediate liquidity and value to our shareholders, enabling our shareholders to realize value that has been created at the Company while eliminating long-term business and execution risk.
Strategic alternatives.   Our Board considered the potential values, benefits, risks and uncertainties facing our shareholders associated with possible strategic alternatives to the merger (including scenarios involving the possibility of remaining independent), and the timing and likelihood of accomplishing certain alternatives. Based on the foregoing, our Board considered that none of these options, on a risk-adjusted basis, was reasonably likely to create value for our shareholders greater than the merger consideration. Our Board also considered the Company’s ability, subject to the terms and conditions of the merger agreement, to respond to, engage in discussions or negotiations regarding, and ultimately accept a superior proposal from a person other than Campbell under certain circumstances and, in the case of accepting such a superior proposal, after paying a termination fee, as more fully described in the section entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation” beginning on page 72.
Fairness Opinion.   Our Board considered the financial analyses reviewed by Goldman Sachs with the Board and the opinion of Goldman Sachs rendered to the Board to the effect that, as of December 18, 2017 and based on and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $50.00 in cash per share to be paid to the holders (other than Campbell and its affiliates) of the shares of Company common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The opinion of Goldman Sachs is more fully described in the section entitled “— Opinion of Goldman Sachs & Co. LLC” beginning on page 43 and the full text of such opinion is attached to this proxy statement as Annex B.
Negotiations with Campbell.   Our Board considered the beneficial terms that we and our advisors were able to obtain during extensive negotiations with Campbell and that the merger agreement was the product of arm’s-length negotiations and contained terms and conditions that were, in our Board’s view, advisable and fair to, and in the best interests of, the Company and its shareholders.
Timing of Campbell’s Offer.   The timing and the risk that if we did not accept Campbell’s offer, which Campbell had indicated was the highest offer it would make, our Board may not have another opportunity to do so. Additionally, none of the other interested parties submitted an offer.
Our Current Condition.   Our Board considered information with respect to our financial condition, results of operation, competitive position and business strategy, on both historical and prospective bases, as well as current industry, regulatory, economic and market conditions, trends and cycles.
Our Future Prospects.   Our Board considered our future prospects if we were to remain independent, including the competitive landscape and the business, financial and execution risks, our relationship with customers, distributors and suppliers, and the risks associated with continued independence discussed below. The Board considered the potential impact of the proposed federal tax reform bills on the Company.
Risks Associated with Continued Independence.   While our Board remained supportive of our strategic plan and optimistic about our prospects on a standalone basis, it also considered the risks associated with operating as a standalone company, including the potential execution risks associated with the strategic plan, the achievability of financial projections and the potential risk the market may not reflect such execution in our stock price. Our Board also considered continuing headwinds and key industry trends facing the business, such as sector growth deceleration, significant continuing consolidation in the food sector, escalating pressure on incumbent retailers arising through the entrance of new aggressive competitors and the accelerating momentum of private label offerings by leading retailers. Our Board concluded that the merger consideration enabled our shareholders to realize the Company’s potential future value without the market or execution risks associated with continued independence.
Merger Agreement.   Our Board considered, in consultation with counsel, the terms of the merger agreement, including:
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the right of the Company and our Board to respond to a competing superior proposal from any bidder prior to obtaining our shareholders’ approval if our Board determines in good faith, after considering advice from its financial advisor and outside legal counsel, that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal, and that failure to take such action would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable law, as well as our ability to terminate the merger agreement to accept a superior proposal, subject to certain notice requirements and “negotiation rights” in favor of Campbell and provided that we pay Campbell the applicable termination fee;

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our Board’s belief that termination fee provisions are customary for transactions of this type, and its belief that the $149,000,000 termination fee with respect to terminations made under certain circumstances was reasonable in the context of comparable transactions and the likelihood that a fee of such size would not be a meaningful deterrent to alternative acquisition proposals;

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our Board’s right to change its recommendation whether in connection with a superior proposal, or otherwise, prior to obtaining our shareholder approval if our Board has determined in good faith, after consultation with its outside legal counsel and, in the case of a superior proposal, its financial advisor, that the failure to make such change in recommendation would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, subject to certain notice requirements and “negotiation rights”;

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the representations, warranties and covenants of the parties, the limited conditions to the parties’ obligations to complete the merger and their ability to terminate the merger agreement;

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the fact that the consummation of the merger is not conditioned on Campbell’s ability to obtain financing;

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the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course between the execution of the merger agreement and consummation of the merger;

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the obligation of Campbell under certain circumstances to pay the Company a reverse termination fee of  $198.6 million;

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the obligation of Campbell under certain circumstances in which antitrust approvals are not obtained, to pay the Company a regulatory termination fee of  $50 million;

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the fact that the definition of  “Company Material Adverse Effect” has a number of customary exceptions, as described in detail in the section entitled “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 78, and is generally a very high standard as applied by the courts; and

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the Company’s right to specifically enforce Campbell’s obligations under the merger agreement.

Financing.   Our Board considered the fact that Campbell has obtained committed debt financing for the transaction from reputable financial institutions.
Likelihood of Consummation.   Our Board considered the likelihood that the merger would be completed, in light of, among other things, the conditions to the merger and the absence of a financing condition, the relative likelihood of obtaining required regulatory approvals, and the remedies available to us under the merger agreement.
Campbell’s Reputation.   Our Board considered the business reputation and capabilities of Campbell and its management, and Campbell’s general ability to complete an acquisition transaction of this size.
Shareholders’ Ability to Reject the Merger.   Our Board considered the fact that, pursuant to our restated articles of the incorporation, the merger is subject to the approval of the merger agreement by the affirmative vote of holders of 75% of the outstanding shares of our common stock entitled to vote thereon.
In the course of reaching its decision, our Board also considered a number of potentially negative factors with respect to the merger and the other transactions contemplated by the merger agreement including, among others, the following (not necessarily in the order of relative importance):
Participation in Future Gains.   Our Board considered the fact that, if the merger is completed, we will no longer exist as an independent public company and our shareholders will forgo any future increase in the Company’s value that might result from our earnings or possible growth as an independent company. Our Board recognized the growth and profitability prospects for the Company on a standalone basis, but concluded that the premium reflected in the merger consideration constituted fair compensation for the loss of the potential shareholder benefits that could be realized by our strategic plan, particularly on a risk-adjusted basis.
Regulatory Risk.   Our Board considered the risk that the necessary regulatory approvals, the receipt of which is beyond the Company’s control, may be delayed, conditioned or denied.
Restrictions on the Operation of Our Business.   Our Board considered the restrictions on the conduct of our business prior to the completion of the merger, including restrictions on realizing certain business opportunities or taking certain actions with respect to our operations we may otherwise take absent the pending merger.

Non-Solicitation Provision.   Our Board considered the fact that the merger agreement precludes us from actively soliciting alternative proposals.
Risks Associated with a Failure to Consummate the Merger.   Our Board considered the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the merger will be satisfied and as a result the possibility that the merger might not be completed. Our Board noted the fact that, if the merger is not completed, (i) we will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on our business and client relationships, (ii) depending on the circumstances that caused the merger not to be completed, it is likely that the price of our common stock will decline, potentially significantly and (iii) the market’s perception of our prospects could be adversely affected.
Termination Fee.   Our Board considered the possibility that the $149 million termination fee payable to Campbell with respect to termination for a superior proposal might have the effect of discouraging alternative acquisition proposals or reducing the price of such proposals.
Campbell Termination Fee.   Our Board considered the fact that, except in the case of fraud or willful breach, the Company’s sole monetary remedy in circumstances in which the termination fee is payable and paid in connection with a breach of the merger agreement by Campbell or Merger Sub is the amount of the $198.6 million termination fee and may not be sufficient to compensate the Company for losses suffered as a result of a breach of the merger agreement by Campbell or Merger Sub.
Tax Treatment.   Our Board considered the fact that any gains arising from the receipt of the merger consideration would generally be taxable to our shareholders that are U.S. holders for U.S. federal income tax purposes.
No Appraisal Rights.   Our Board considered the unavailability of appraisal rights under applicable law in connection with the merger.
Shareholder Litigation.   Our Board considered the likelihood of distracting litigation from shareholder suits in connection with the merger.
After considering potentially positive and potentially negative factors, our Board concluded that, overall, the potentially positive factors outweighed the potentially negative factors. Accordingly, our Board determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of the Company and its shareholders.
The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by our Board in its consideration of the merger, but includes the material positive factors and material negative factors considered by our Board in that regard. In view of the number and variety of factors and the amount of information considered, our Board did not find it practicable to, nor did it attempt to, make specific assessments of, quantify, or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of our Board may have given different weights to different factors. Based on the totality of the information presented, our Board, by the unanimous vote of all directors voting, reached the determination that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair and in the best interests of our Company and our shareholders, and approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, in light of the factors described above and other factors that the members of our Board deemed were appropriate.
Portions of this explanation of our reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 20.
Recommendation of Our Board
After due consideration and discussion of the factors that our Board deemed relevant to enable it to reach an informed decision as to the fairness and advisability of the merger agreement and the transactions contemplated thereby, including the factors discussed in the above subsection “— Reasons for the Merger”, our Board, by the unanimous vote of all directors voting, (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of the Company and our shareholders, (ii) adopted, approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and (iii) recommended approval of the merger agreement by our shareholders.
Our Board, by the unanimous vote of all directors voting, recommends that you vote (1) “FOR” the proposal to approve the merger agreement, (2) “FOR” the Adjournment Proposal and (3) “FOR” the non-binding, advisory Merger-Related Compensation Proposal.
Unaudited Prospective Financial Information
Our management prepares projections of the Company’s expected financial performance as part of its ongoing management of the business. Other than guidance in connection with the Company’s regularly-scheduled earnings releases, these projections are not disclosed as a matter of course due to the inherent unpredictability of the underlying assumptions and estimates. At its June 26, 2017 meeting our Board reviewed and approved our Performance Transformation Plan, which included certain financial projections prepared by our management that were based upon the execution of the Performance Transformation Plan on a risk-adjusted basis. Notwithstanding the inherent unpredictability of any projections, including those included in the Performance Transformation Plan, the Company is including in this proxy statement, in order to provide our shareholders access, a summary of certain unaudited prospective financial information that was prepared by our management and included in our Performance Transformation Plan, used by our Board and provided to Campbell in connection with their respective evaluations of the proposed merger and was delivered to and used by Goldman Sachs, the financial advisor to the Company, in providing financial advice to our Board. The inclusion of this information should not be regarded as an indication that any of the Company, Campbell, Goldman Sachs, their respective representatives or any other recipient of this information considered, or now considers, it necessarily to be predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such.
Our management, as part of ordinary course strategic and operational planning for the Company’s business, develops multi-year financial projections based on its evolving strategy, results and actions. As part of such process and in connection with its preparation of our Performance Transformation Plan, our management prepared the projections included in this proxy statement, which were included in the Performance Transformation Plan that was reviewed and approved by our Board at its June 26, 2017 meeting.
While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The Company can give no assurance that the unaudited prospective financial information or the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. Furthermore, the unaudited prospective financial information should not be construed as commentary by our management as to how our management expects the Company’s actual results to compare to Wall Street research analysts’ estimates, as to which the Company expresses no view.
Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information to be inaccurate include, but are not limited to, risks and uncertainties relating to the Company’s business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the section entitled “Cautionary Statement Regarding Forward-Looking Statements” on page 20 and the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the other reports filed by the Company with the SEC.

Given the proposed merger under the merger agreement with Campbell and assuming that such merger is completed, the unaudited prospective financial information for the Company as a standalone entity for the years 2018 to 2020 set forth below will no longer be applicable.
The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. The Company can give no assurance that, had the unaudited prospective financial information been prepared as of the date of this proxy statement, similar estimates and assumptions would be used. The Company does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the unaudited prospective financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the assumptions underlying the unaudited prospective financial information are shown to be in error, or to reflect changes in general economic or industry conditions. The unaudited prospective financial information does not take into account the possible financial and other effects on the Company of the merger and does not attempt to predict or suggest future results of the combined company. The unaudited prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger or the potential synergies that may be achieved by the combined company as a result of the merger. Further, the unaudited prospective financial information does not take into account the effect on the Company of any possible failure of the merger to occur. None of the Company, Campbell, Goldman Sachs or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Company shareholder or other person regarding the Company’s ultimate performance compared to the information contained in the unaudited prospective financial information or that the forecasted results will be achieved. The summary of the unaudited prospective financial information included below is being provided solely because it was made available to our Board, Campbell and Goldman Sachs, the financial advisor to the Company, and not to influence your decision as to whether to vote for the proposal to approve the merger agreement or take any action in connection with the merger or your ownership of shares.
The unaudited prospective financial information were prepared by management based upon the U.S. tax laws as in effect at the time they were prepared and did not take into account the Tax Cut & Jobs Act signed into law on December 22, 2017, which reflects, among other things, a reduction to the corporate tax rate from 35% to 21%.
The following table summarizes selected unaudited prospective financial information prepared by our management for the fiscal years ending 2017 through 2020, which was provided to our Board, Campbell and Goldman Sachs (dollars in thousands, except for shares).
Income Statement Projections	2017	2018	2019	2020
Net sales	$2,234	$2,254	$2,319	$2,363
Gross profit	$832	$877	$967	$1,004
EBITDA	$320	$364	$438	$461
Earnings per share	$1.21	$1.47	$1.91	$2.05
Opinion of Goldman Sachs & Co. LLC
At the meeting at which the Board voted to approve the proposed transaction, Goldman Sachs & Co. LLC, which we refer to as “Goldman Sachs,” rendered to the Board its oral opinion, subsequently confirmed in writing, to the effect that, as of December 18, 2017, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $50.00 in cash per share to be paid to the holders (other than Campbell and its affiliates) of the shares of Company common stock pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated December 18, 2017, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the Board in connection with its consideration of the proposed transaction and the opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote with respect to the proposed transaction or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the merger agreement;

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annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2016;

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certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company;

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certain other communications from the Company to its shareholders;

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certain publicly available research analyst reports for the Company; and

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certain internal financial analyses and forecasts for the Company prepared by its management, as approved for Goldman Sachs’ use by the Company, which are referred to as the “Company Forecasts” and a portion of which are summarized above under “Unaudited Prospective Financial Information.”

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the shares of Company common stock; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the food and beverage industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with the consent of the Board, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of the Board that the Company Forecasts had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the proposed transaction would be obtained without any adverse effect on the expected benefits of the proposed transaction in any way meaningful to its analysis. Goldman Sachs assumed that the proposed transaction would be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion did not address the underlying business decision of the Company to engage in the proposed transaction, or the relative merits of the proposed transaction as compared to any strategic alternatives that may have been available to the Company; nor did it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Campbell and its affiliates) of shares of Company common stock, as of December 18, 2018, the date of its opinion, of the $50.00 in cash per share to be paid to such holders pursuant to the merger agreement. Goldman Sachs did not express any view on, and its opinion did not address, any other term or aspect of the merger agreement, the proposed transaction or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the proposed transaction, including, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the proposed transaction, whether relative to the $50.00 in cash per share to be paid to the holders (other than Campbell and its affiliates) of shares of Company common stock pursuant to the merger agreement or otherwise. Goldman Sachs did not express any opinion as to the price at which the shares of Company common stock would trade at any time or impact of the proposed transaction on the solvency or viability of Company or Campbell or the ability of Company or Campbell to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of the date of its opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion. Goldman Sachs’ advisory services and its opinion were provided for the information and assistance of the Board in connection with its consideration of the proposed transaction and the opinion does not constitute a recommendation as to how any holder of shares of Company common stock should vote with respect to the proposed transaction or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
Summary of Financial Analyses
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board in connection with rendering the opinion described above. The following summary does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 17, 2017, the day prior to the date of Goldman Sachs’ opinion, and is not necessarily indicative of current market conditions.
Implied Premia and Multiple Analyses
Goldman Sachs calculated the $50.00 in cash per share to be paid to the holders of shares of Company common stock pursuant to the merger agreement in relation to:
•
the closing price per share of Company common stock of  $39.41 as of December 13, 2017, the last completed trading day before the first reported rumor of a potential acquisition of the Company, which is referred to as the “Undisturbed Closing Price”;

•
the volume weighted average price for the shares of Company common stock of  $37.41 over the three- month period ended December 13, 2017, which is referred to as the “Undisturbed 90-day VWAP”; and

•
the highest trading price for the shares of Company common stock of  $40.73 over the 52 week period ended December 13, 2017, which is referred to as the “Undisturbed 52-week high”.

The results of these calculations are as follows:
Reference Price Per Share	Implied Premium Represented by $50.00 Per Share
Undisturbed Closing Price of $39.41	26.9%
Undisturbed 90-day VWAP of $37.41	33.7%
Undisturbed 52-week high of $40.73	22.8%
Goldman Sachs calculated the implied equity value of the Company, which is referred to as the “Implied Equity Value” by multiplying the $50.00 per share by the total number of fully diluted shares of Company common stock outstanding as of December 15, 2017, including the additional equity that is expected to vest as a result of the proposed transaction, calculated using information provided by the Company’s management. Goldman Sachs then calculated the adjusted implied enterprise value for the Company, which is referred to as the “Adjusted Implied Enterprise Value,” by adding to the Implied Equity Value the Company’s net debt (defined for this purpose as the Company’s debt plus the Company’s cash payment obligations in respect of its performance share units less cash and minority interest) as of September 30, 2017 and subtracting the book value of the Company’s equity investments as of September 30, 2017.

Using that information, Goldman Sachs calculated with respect to the Company:
•
the Adjusted Implied Enterprise Value as a multiple of the Company’s adjusted earnings before interest expense, income taxes, depreciation and amortization, or “EBITDA,” for the twelve-month period ended September 30, 2017, which is referred to as “LTM EBITDA,” as provided by the Company’s management;

•
the Adjusted Implied Enterprise Value as a multiple of the median analyst estimate of the EBITDA of the Company for 2017 and 2018, as published by The Institutional Brokers’ Estimate System, or “I/B/E/S” as of December 13, 2017;

•
the $50.00 per share of merger consideration to be paid pursuant to the merger agreement as a multiple of the median analyst estimate of earnings per share, or “EPS,” of the Company for 2017 and 2018, as published by I/B/E/S as of December 13, 2017;

•
the Adjusted Implied Enterprise Value as a multiple of the estimates of the EBITDA of the Company for 2017 and 2018, as reflected in the Company Forecasts; and

•
the $50.00 per share of merger consideration to be paid pursuant to the merger agreement as a multiple of the EPS of the Company for 2017 and 2018, as reflected in the Company Forecasts.

The results of these calculations were as follows:
Multiples
Adjusted Implied Enterprise Value as a Multiple of:
LTM EBITDA	20.9x
Multiples Based on I/B/E/S Estimates:
Adjusted Implied Enterprise Value as a Multiple of:
2017E EBITDA	19.6x
2018E EBITDA	18.2x
Merger Consideration of $50.00 per Share as a Multiple of:
2017E EPS	43.7x
2018E EPS	38.2x
Multiples Based on Company Forecasts:
Adjusted Implied Enterprise Value as a Multiple of:
2017E EBITDA	19.0x
2018E EBITDA	16.7x
Merger Consideration of $50.00 per Share as a Multiple of:
2017E EPS	41.3x
2018E EPS	34.1x
Illustrative Present Value of Future Share Price Analyses
Goldman Sachs performed an illustrative analysis to derive a range of illustrative present values per share of Company common stock as of December 13, 2017, based on theoretical future prices calculated by Goldman Sachs for the shares of Company common stock derived using both estimates of the Company’s EBITDA and estimates of the Company’s EPS, each as reflected in the Company Forecasts:
EBIDTA
Using the Company Forecasts, Goldman Sachs derived a range of theoretical future enterprise values for the Company as of December 31, 2019, by applying a range of illustrative multiples of enterprise value/EBITDA for the next twelve-month period, which is referred to as “NTM EBITDA,” of 12.0x to 13.1x to the estimated EBITDA for the following full year reflected in the Company Forecasts. Goldman Sachs then derived a range of theoretical future values per share of Company common stock as of December 31, 2019 by subtracting the estimated net debt of the Company as of that date and dividing the result by the estimated fully-diluted shares of Company common stock outstanding on a standalone basis as of that date, all as reflected in the Company Forecasts. Using an illustrative discount rate of 7.2% (reflecting an estimate of the Company’s cost of equity, derived by application of the capital asset pricing model, which incorporates certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States markets generally), Goldman Sachs discounted to present value as of December 13, 2017, the range of theoretical future values per share of Company common stock it derived as of December 31, 2019, together with the estimated cumulative dividends per share estimated to be paid from December 13, 2017 through that date as reflected in the Company Forecasts. These calculations yielded a range of illustrative present values per share of Company common stock of  $42.30 to $46.55.
The range of illustrative multiples of enterprise value/NTM EBITDA of 12.0x to 13.1x applied by Goldman Sachs as described above were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things (i) the median multiple of enterprise value/NTM EBITDA for a selected group of publicly traded companies in the food industry, (ii) that median multiple of enterprise value/NTM EBITDA plus the premium reflected by the average multiple of enterprise value/NTM EBITDA of the Company over the 10-year period prior to December 13, 2017, as compared to the average median multiple of enterprise value/NTM EBITDA for the selected group of publicly traded companies in the food industry over the same 10-year period, and (iii) the average multiple of enterprise value/NTM EBITDA for the Company over the 3-year period prior to December 13, 2017, all as summarized below under “— Historical Trading Multiples.”
For reference purposes, Goldman Sachs also performed a sensitivity analysis by applying illustrative multiples of enterprise value/NTM EBITDA ranging from 10.0x to 15.0x and illustrative EBITDA amounts reflecting the estimated EBITDA margin for 2017 reflected in the Company Forecasts, EBITDA amounts reflecting the Company realizing 50% of the EBITDA margin improvement reflected in the Company Forecasts for the period between 2017 and 2020 and EBITDA amounts reflecting the Company realizing 100% of the EBITDA margin improvement reflected in the Company Forecasts. Goldman Sachs derived a range of theoretical implied price per share of Company common stock by subtracting the estimated net debt of the Company as of December 31, 2017 as reflected in the Company Forecasts and dividing the result by the estimated fully-diluted shares of Company common stock outstanding on a standalone basis as of December 15, 2017, as provided by Company management. This sensitivity analysis yielded a range of illustrative values per share of Company common stock of  $21.10 to $54.90.
EPS
In addition, using the Company Forecasts, Goldman Sachs derived a range of theoretical future values per share of Company common stock as of December 31, 2019, by applying a range of illustrative multiples of share price/EPS for the next twelve-month period, which is referred to as “NTM EPS,” of 20.1x, to 25.6x to an estimate of the Company’s EPS for the following year, as reflected in the Company Forecasts. Using an illustrative discount rate of 7.2%, Goldman Sachs discounted to present value as of December 13, 2017, the range of theoretical future values per share of Company common stock it derived as of December 31, 2019, together with the estimated dividends per share estimated to be paid from December 13, 2017 through that date as reflected in the Company Forecasts. These calculations yielded a range of illustrative present values per share of Company common stock of  $37.45 to $47.25.
The range of illustrative multiples of share price/NTM EPS of 20.1x to 25.6x applied by Goldman Sachs as described above were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, (i) the median multiple of price/NTM EPS for a selected group of publicly traded companies in the food industry, (ii) that median multiple of price/NTM EPS plus the premium reflected by the average multiple of price/NTM EPS of the Company over the 10-year period prior to December 13, 2017, as compared to the average median multiple of share price/NTM EPS for the selected group of publicly traded companies in the food industry over the same 10-year period, and (iii) the average multiple of price/NTM EPS of the Company over the 3-year period prior to December 13, 2017, all as summarized below under “— Historical Trading Multiples.”
For reference purposes, Goldman Sachs also performed a sensitivity analysis by applying illustrative multiples of share price/NTM EPS ranging from 20.0x to 30.0x and illustrative EPS amounts calculated based on the estimated EBITDA margin for 2017 reflected in the Company Forecasts, EPS amounts calculated based on the Company realizing 50% of the EBITDA margin improvement reflected in the Company Forecasts for the period between 2017 and 2020 and EPS amounts calculated based on the Company realizing 100% of the EBITDA margin improvement reflected in the Company Forecasts. This sensitivity analysis yielded a range of illustrative values per share of Company common stock of  $24.20 to $59.20.
Illustrative Discounted Cash Flow Analyses
Using the Company Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per share of Company common stock as of September 30, 2017.
Using discount rates ranging from 6.0% to 7.0% (reflecting estimates of the Company’s weighted average cost of capital, derived by application of the capital asset pricing model, which incorporates certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States markets generally) and a mid-year convention, Goldman Sachs derived a range of illustrative enterprise values for the Company as of September 30, 2017, by discounting to present value as of September 30, 2017 (a) the estimates of the unlevered free cash flow to be generated by the Company for the period from October 1, 2017 to December 31, 2020, as reflected in the Company Forecasts, and (b) a range of illustrative terminal values for the Company as of December 31, 2020, calculated by applying perpetuity growth rates ranging from 1.75% to 2.25% to the estimate of the terminal year unlevered free cash flow of the Company as reflected in the Company Forecasts (which analysis implied a range of multiples of enterprise value/terminal year EBITDA of 10.2x to 14.3x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Company Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. For purposes of this analysis, unlevered free cash flow was defined as EBITDA less depreciation and amortization less taxes (applying a 35% tax rate as reflected in the Company Forecasts), plus depreciation and amortization, less increase in net working capital less capital expenditures.
Goldman Sachs subtracted from the range of illustrative enterprise values it derived for the Company the Company’s net debt (defined for this purpose as the Company’s debt plus the Company’s cash payment obligations in respect of its performance share units less cash and minority interest) as of September 30, 2017, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values by the fully diluted shares of Company common stock outstanding on a standalone basis as of December 15, 2017, calculated using information provided by the Company’s management (and added an illustrative present value per share amount it calculated (using a 5% discount rate) of the tax savings to be derived by the Company based on the Company’s estimated usage of its net operating losses and applying a 35% tax rate as reflected in the Company Forecasts) to derive a range of illustrative present values per share of Company common stock of  $35.05 to $52.25.
Selected Transactions Analysis
Goldman Sachs analyzed certain publicly available information relating to acquisition transactions announced since 2007 involving target companies in the food and beverage industry in which the target company had an implied enterprise value of over $2 billion based on the consideration paid in the applicable transaction.
While none of the target companies in the selected transactions are directly comparable to the Company and none of the selected transactions are directly comparable to the proposed transaction, the target companies in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market size and product profile.
Using publically available information, for each of the selected transactions, Goldman Sachs calculated the implied enterprise value of the applicable target company based on the consideration paid in the applicable transaction, as a multiple of the target company’s LTM EBITDA for the last twelve-month period ended prior to announcement of each the applicable transaction. The selected transactions and the implied enterprise value/LTM EBITDA multiples calculated for the transactions are set forth below.

Announcement Date	Target	Acquiror	Enterprise Value/ LTM EBITDA
April 2007	Gerber Products (privately owned by Novartis AG )	Nestlé	15.7x
July 2007	Global Biscuit Business (privately owned by DANONE S.A.)	Kraft Foods Inc.	13.3x
April 2008	Wm. Wrigley Jr. Company	Mars, Incorporated	18.5x
June 2008	Folgers (privately owned by The Procter & Gamble Company)	The J.M. Smucker Company	9.4x
December 2008	Fresh Bread & Bakery Business of Weston Foods, Inc. (privately owned by Dunedin Holdings S.á.r.l.)	Grupo Bimbo, S.A.B. de C.V.	9.8x
August 2009	PepsiAmericas, Inc.	PepsiCo., Inc.	8.9x
August 2009	The Pepsi Bottling Group, Inc.	PepsiCo., Inc.	11.6x
January 2010	Pizza Business (privately owned by Kraft Foods Inc.)	Nestlé USA, Inc.	12.5x
January 2010	Cadbury plc	Kraft Foods Inc.	13.0x
April 2011	Pringles (privately owned by The Procter & Gamble Company)*	Diamond Foods, LLC	16.7x
February 2012	Pringles (privately owned by The Procter & Gamble Company)	Kellogg Company	9.0x
November 2012	Ralcorp Holdings, Inc.	ConAgra Foods, Inc.	9.4x
February 2013	H.J. Heinz Company	3G Capital/Berkshire Hathaway Inc.	13.9x
April 2013	D.E. Master Blenders 1753 N.V.	Joh. A. Benckiser	18.2x
May 2013	Smithfield Foods, Inc.	Shuanghui International Holdings Limited	8.2x
April 2014	MFI Holding Corporation (Michael Foods)	Post Holdings, Inc.	9.3x
May 2014	Pinnacle Foods Inc.*	The Hillshire Brands Company	14.1x
July 2014	The Hillshire Brands Company	Tyson Foods, Inc.	16.7x
February 2015	Big Heart Pet Brands	The J.M. Smucker Company	12.9x
March 2015	Kraft Foods Group, Inc.	H.J. Heinz Company	12.5x
November 2015	Ralcorp Holdings, Inc. (privately owned by Conagra Foods, Inc.)	Treehouse Foods, Inc.	9.0x
July 2016	The WhiteWave Foods Company	DANONE S.A.	23.4x
April 2017	AdvancePierre Foods Holdings, Inc.	Tyson Foods, Inc.	13.9x
July 2017	Reckitt Benckiser Foods Division (privately owned by Reckitt Benckiser Group plc)	McCormick & Company, Incorporated	19.5x

*
Deal announced, but not completed.

Enterprise Value/ LTM EBITDA
High	23.4x
90th Percentile	18.4x
75th Percentile	16.0x
Median	12.9x
25th Percentile	9.4x
Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs applied a range of LTM EBITDA multiples of 12.9x to 18.4x to the Company’s EBITDA for the twelve-month period ended September 30, 2017, as provided by the Company’s management, to derive a range of implied enterprise values for the Company. Goldman Sachs subtracted from this range of implied enterprise values the Company’s net debt (defined for this purpose as the Company’s debt plus the Company’s cash payment obligations in respect of its performance share units less cash and minority interest) as of September 30, 2017 and divided the result by the total number of fully diluted shares of Company common stock outstanding as of December 15, 2017, calculated using information provided by the Company’s management, to derive a range of implied values per share of Company common stock of  $27.05 to $43.00.
Premia Paid Analysis
Goldman Sachs analyzed Thomson Reuters data regarding the premia paid in all cash acquisitions of publicly traded companies in the United States from January 2004 through December 17, 2017 in which the target company had an implied enterprise value of over $5 billion based on the consideration paid in the applicable transaction. With respect to each year, Goldman Sachs reviewed (i) the median premium reflected by the respective prices paid in the transactions to the last closing prices of the target companies’ shares prior to the announcement of the transaction and (ii) the median premium reflected by the respective prices paid in the transactions to the highest closing share price of the target company during the 52-weeks prior to the announcement of the transaction. The following shows a summary of the results of the review:
	Premium to 1-Day Prior	Premium to 52-Week High
Median	29.1%	15.6%
Based on its review of the foregoing data and its professional judgment and experience, Goldman Sachs applied an illustrative premium of 15.6% to the highest trading price for the shares of Company common stock over the 52-week period ended December 17, 2017 and an illustrative premium of 29.1% to the closing price per share of Company common stock as of December 13, 2017, the last completed trading day before the first reported rumor of a potential acquisition of the Company. This analysis resulted in a range of implied values from $45.55 to $50.90 per share of Company common stock.
Historical Trading Multiples
Goldman Sachs calculated the average multiple of enterprise value/estimated NTM EBITDA of the Company over various periods prior to December 13, 2017, and the average multiple of enterprise value/NTM EBITDA of the Company as of December 13, 2017, based on the median analyst estimates of EBITDA for the Company as published by I/B/E/S, and the average median multiple of enterprise value/NTM EBITDA over the same periods, and the median multiple of enterprise value/NTM EBITDA as of December 13, 2017, for a selected group of publicly traded companies in the food industry, based on median analyst estimates of EBITDA for these companies as published by I/B/E/S. Goldman Sachs also calculated the premia reflected by the average multiple of enterprise value/NTM EBITDA for the Company over those periods, and the multiple of enterprise value/NTM EBITDA as of December 13, 2017, compared to the average median multiple of enterprise value/NTM EBITDA over those periods, and the median multiple of enterprise value/NTM EBITDA as of December 13, 2017, for a selected group of publicly traded companies in the food industry.

The selected group of companies reviewed by Goldman Sachs is listed below:
•
J&J Snack Foods Corp.

•
Lancaster Colony Corporation

•
The Hain Celestial Group, Inc.

•
McCormick & Company, Incorporated

•
Flowers Foods, Inc.

•
Pinnacle Foods Inc.

•
Post Holdings, Inc.

•
Conagra Brands, Inc.

•
Treehouse Foods, Inc.

•
B&G Foods, Inc.

•
The J.M. Smucker Company

While none of the selected companies are directly comparable to the Company, the selected companies are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market size and product profile.
A summary of the multiples of enterprise value/NTM EBITDA and premia calculated by Goldman Sachs are set forth in the table below:
Average Enterprise Value/NTM EBITDA Multiple	10-Year	3-Year	12/ 13/ 17
Company	10.4x	13.1x	14.8x
Median of Selected Companies	10.0x	12.0x	12.0x
Average Company Premium to Selected Companies	0.4x	1.1x	2.8x
Goldman Sachs also calculated the average multiple of share price/estimated NTM EPS of the Company over various periods prior to December 13, 2017, and the multiple of share price/NTM EPS of the Company as of December 13, 2017, based on the median analyst estimates of EPS for the Company as published by I/B/E/S, and the average median multiple of share price/NTM EPS over the same periods, and the median multiple of share price/NTM EPS as of December 13, 2017, for the selected group of publicly traded companies in the food industry, based on median analyst estimates of EPS for these companies as published by I/B/E/S. Goldman Sachs also calculated the premia reflected by the average multiple of share price/NTM EPS for the Company over those periods, and the multiple of share price/NTM EPS for the Company as of December 13, 2017, compared to the average of the median multiple of share price/NTM EPS over those periods, and the median multiple of share price/NTM EPS as of December 13, 2017, for the selected group of publicly traded companies in the food industry.
A summary of the multiples of share price/NTM EPS and premia calculated by Goldman Sachs are set forth in the table below:
Average Price/NTM EPS Multiple	10-Year	3-Year	12/ 13/ 17
Company	21.1x	25.6x	30.1x
Median of Selected Companies	18.2x	21.3x	20.1x
Average Company Premium to Selected Companies	2.9x	4.3x	10.0x
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the proposed transaction.
Goldman Sachs prepared these analyses for purposes of providing its opinion to the Board as to the fairness from a financial point of view to the holders (other than Campbell and its affiliates) of shares of Company common stock, as of the date of the opinion, of the $50.00 in cash per share to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon projections of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The $50.00 in cash per share to be paid to the holders of Company common stock pursuant to the merger agreement was determined through arm’s-length negotiations between the Company and Campbell and was approved by the Board. Goldman Sachs provided advice to the Company during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company or the Board or that any specific amount of consideration constituted the only appropriate consideration for the proposed merger.
As described above, Goldman Sachs’ opinion was one of many factors taken into consideration by the Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the delivery of its fairness opinion to the Board and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B to this proxy statement.
Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Campbell, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the proposed transaction. Goldman Sachs has acted as financial advisor to the Company in connection with, and has participated in certain of the negotiations leading to, the proposed transaction. During the two year period ended December 18, 2017, Goldman Sachs has not received compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to the Company or its affiliates. Goldman Sachs has provided certain financial advisory and/or underwriting services to Campbell and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including acting as a dealer in connection with Campbell’s commercial paper program. During the two year period ended December 18, 2017, Goldman Sachs received compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Campbell or its affiliates of approximately $60,000. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, Campbell and their respective affiliates for which its Investment Banking Division may receive compensation.
The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the proposed transaction. Pursuant to an engagement letter between the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs for its services in connection with the proposed transaction an aggregate fee currently estimated to be approximately $37 million, all of which is contingent upon consummation of the proposed transaction. In addition, the Company agreed to reimburse Goldman Sachs for certain of its expenses, including reasonable attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Financing of the Merger
In connection with entering into the merger agreement, Campbell entered into a bridge commitment letter, dated as of December 18, 2017 (referred to in this proxy statement as the “debt commitment letter”), with Credit Suisse Securities (USA) LLC and Credit Suisse AG, Cayman Islands Branch, (which we collectively refer to as the “Commitment Parties”). Pursuant to and subject to the terms of the debt commitment letter, the Commitment Parties committed to provide to Campbell up to $6.2 billion in aggregate principal amount of senior unsecured term loans (the “bridge facility”) in connection with the financing of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby. On December 29, 2017, Campbell, the Commitment Parties and the lenders party thereto entered into a $1.2 billion unsecured term loan (the “term loans”) facility contemplated by the debt commitment letter, resulting in a corresponding, permanent reduction to the commitments with respect to the bridge facility. The proceeds of the term loans will be used to fund a portion of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby. The remaining portion of the bridge facility is anticipated to be replaced or refinanced by Campbell’s issuance of senior unsecured notes through a public offering or in a private placement (the “senior notes”). The senior notes and the term loans are collectively referred to in this proxy statement as the “permanent financing”.
We have agreed to use our commercially reasonable efforts, and to cause our subsidiaries and our representatives to use commercially reasonable efforts, to cooperate with Campbell as necessary and customary in connection with Campbell’s efforts to arrange the financing contemplated by the debt commitment letter or any permanent financing. The merger agreement provides, however, that obtaining the financing contemplated by the debt commitment letter or any permanent financing is not a condition to Campbell’s or Merger Sub’s obligations to close the merger. For more information, see “The Merger Agreement — Financing of the Merger.”
Interests of Directors and Executive Officers in the Merger
In considering the recommendations of our Board with respect to the merger, our shareholders should be aware that the directors and executive officers of the Company have certain interests, including financial interests, in the merger that may be different from, or in addition to, the interests of Company shareholders generally. Our Board was aware of these interests and considered them, among other matters, in approving the merger agreement, and in making its recommendation that Company shareholders approve the merger agreement. See the section entitled “Approval of the Merger Agreement — Background of the Merger” and the section entitled “Approval of the Merger Agreement — Reasons for the Merger; Recommendation of Our Board.” These interests are described in more detail below, and certain of them are quantified in the narrative and the table below.
Directors and Executive Officers
Our directors and executive officers as of the date hereof are:
Name	Age	Position	Since
Jeffrey A. Atkins	68	Director	2006
Peter B. Brubaker	71	Director	2010
C. Peter Carlucci	74	Director	2010
John E. Denton	74	Director	2010
Brian J. Driscoll	58	Director, President and Chief Executive Officer	2016
Andrea L. Frohning	48	Senior Vice President and Chief Human Resource Officer	2016
Lawrence V. Jackson	64	Director	2015
James W. Johnston	71	Chairman of the Board	2008
John T. Maples	58	Chief Customer Officer	2015
David C. Moran	59	Director	2015
Gail Sharps Myers	48	Senior Vice President, General Counsel and Secretary	2015
Alexander W. Pease	46	Executive Vice President and Chief Financial Officer	2016
Dan C. Swander	74	Director	2004

Name	Age	Position	Since
Isaiah Tidwell	72	Director	1995
Patricia A. Warehime	63	Director	2010
Margaret E. Wicklund	57	Senior Vice President, Corporate Controller, Principal Accounting Officer and Assistant Secretary	1992
Effective as of the completion of the merger, our current Board will be replaced by the board of directors of Merger Sub, and our executive officers at the effective time of the merger will be replaced with the executive officers of Merger Sub. Like all other holders of shares of our common stock, our directors and executive officers will be entitled to receive $50.00 per share in cash for each of their shares of our common stock.
Treatment of Company Equity, Cash and Annual Bonus Awards
Options.   At the effective time of the merger, each option that is outstanding immediately prior to the effective time of the merger, shall vest in accordance with the terms applicable to the option such that (i) all time-vesting options shall fully vest (to the extent unvested) and (ii) all performance-vesting options granted under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement. Each option that is outstanding and vested as of the effective time will be cancelled in exchange for a lump-sum cash payment equal to the product of  (1) the number of shares of common stock for which such option has not been exercised and (2) the excess, if any, of the merger consideration of  $50.00 per share over the exercise price per share of such option, less any required tax withholding. Each option with an exercise price equal to or greater than the merger consideration will be cancelled immediately prior to the effective time of the merger without payment of any consideration.
Restricted Stock.   At the effective time of the merger, each share of restricted stock (including performance-based restricted stock awards) that is outstanding immediately prior to the effective time of the merger, shall vest (to the extent unvested), such that (i) all time-based restrictions will lapse in accordance with applicable terms and conditions of such restricted stock award and (ii) all performance-based vesting restricted stock awards granted under the Company’s 2017 Enterprise Incentive Plan shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time and pro-rated as agreed upon by the parties in the merger agreement. Upon such vesting, each share of common stock underlying each restricted stock award shall be treated as common stock for purposes of the merger agreement, including as to any required tax withholding.
Restricted Stock Units.   At the effective time of the merger, each restricted stock unit (including performance-based restricted stock unit grants) that is outstanding immediately prior to the effective time of the merger, shall vest (to the extent unvested), in accordance with the terms and conditions applicable to such restricted stock unit such that (i) all time-vesting restricted stock units shall fully vest (to the extent unvested) and all time-vesting restrictions shall lapse and (ii) all performance-vesting restricted stock units shall vest and be payable assuming all performance-vesting conditions have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the closing date. All restricted stock units outstanding as of the effective time shall be cancelled and in exchange for each restricted stock unit, each holder thereof as of the effective time shall be entitled to receive a cash payment, subject to any required tax withholding, equal to the product of  (1) the merger consideration of $50.00 per share multiplied by (2) the number of shares of common stock subject to such restricted stock unit.
2012 Associate Stock Purchase Plan.   Effective upon the first purchase date following the date of the merger agreement but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ASPP), our Board has terminated the ASPP in accordance with the covenants in the merger agreement.
Cash Performance Awards.   At the effective time of the merger, each cash performance award granted pursuant to the Company’s 2015, 2016 or 2017 Long-Term Performance Incentive Plan for Officers and Key Managers (“LTIP”) that is outstanding as of the date of the merger agreement shall vest pro-rata based on the portion of the performance period that occurs prior to the closing date and all performance-based vesting conditions shall be deemed to have been satisfied at the greater of target or actual level of performance as of immediately prior to the effective time, and each cash performance award granted under the Company’s 2017 Enterprise Incentive Plan that was outstanding as of the date of the merger agreement and remains outstanding as of the effective time shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement. In exchange for cancellation of each such cash performance award, each holder thereof as of the effective time shall be entitled to receive an amount in cash, without interest, equal to such cash performance award, less any required tax withholding.
Annual Bonus Awards.   Campbell will pay each participant in the Company’s 2018 annual cash incentive plan who is employed by the Company on the closing date of the merger the pro-rated amount of each such participant’s target incentive opportunity no later than 30 days following the closing date.
Quantification of Payments.   For an estimate of the amounts that would be payable to each of the Company’s named executive officers on settlement of their unvested Company equity and cash performance awards, see “— Quantification of Payments and Benefits to the Company’s Named Executive Officers” below. The estimated aggregate amount that would be payable to the Company’s one executive officer who is not a named executive officer in settlement of her unvested equity-based awards and cash performance awards if the effective time occurred on January 10, 2018 is $656,666. We estimate that the aggregate amount that would be payable to the Company’s ten non-employee directors for their unvested Company equity-based awards if the effective time occurred on January 10, 2018 is $2,018,333.
Snyder’s-Lance Executive Severance Arrangements
The Company’s executive officers listed below have each entered into executive severance agreements with the Company, which pay out severance and related benefits in the event of  (i) an involuntary termination without cause or (ii) a voluntary termination for good reason, and, except for executive officers Driscoll and Wicklund, provide for enhanced severance and benefits if the termination of employment occurs after the occurrence of a change-in-control such as the merger.
Under the executive severance agreements, executive officers Driscoll, Frohning, Maples, Pease, Sharps Myers and Wicklund are entitled to the following benefits in the event of a qualifying termination of employment following the merger:
•
accrued compensation, which includes any accrued and unpaid base salary and vacation pay, and unreimbursed business expenses;

•
(i) for Mr. Driscoll, payment of two times his base salary, (ii) for Mr. Pease, payment of two times the sum of his base salary and target bonus, (iii) for executive officers Frohning, Maples, and Sharps Myers, payment of 1.5 times the sum of their base salary and target bonus, and (iv) for Ms. Wicklund, payment of one times the sum of her base salary and target bonus;

•
a pro-rated annual bonus for the year of termination, except for Mr. Driscoll who is eligible for a full bonus for the year of termination (note that for any termination occurring in 2018, this amount may be offset by the amount of the 2018 pro-rated target annual bonus paid at closing);

•
retention of a pro-rated portion of any outstanding performance awards under the long-term performance program;

•
indemnification of the executive from any claims asserted against the executive arising out of the prior performance of duties;

•
except for Mr. Driscoll and Ms. Wicklund, outplacement services for up to one year, at a maximum cost of 10% of the officer’s base salary;

•
unexercised options remain exercisable for at least one year following the date of termination (but not longer than the original option term); and

•
reimbursement of the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”) premiums for up to one year, except Ms. Wicklund receives no such reimbursement, and Mr. Driscoll receives two years of reimbursements.

Payments and benefits under the executive severance agreements are subject to the applicable executive officer’s execution and non-revocation of a general release of claims in favor of the Company. Payments and benefits under the executive severance agreements will be reduced so that no portion of such payments and benefits are subject to the excise tax under Section 4999 of the Code, unless the applicable officer would be better off on an after-tax basis receiving all such payments and benefits.
In consideration of the payments and benefits under the executive severance agreements, such agreements include restrictive covenants in the Company’s favor, including post-termination restrictions on competitive activities and solicitation of Company clients and employees for either twelve or eighteen months, as well as customary confidentiality covenants during the three year period which immediately follows the termination date, except that Mr. Driscoll’s post-termination restrictions on competitive activities and solicitation of Company clients and employees lasts for twenty-four months following termination and his confidentiality covenant lasts for perpetual duration.
For an estimate of the value of the payments and benefits described above that are payable to the Company’s named executive officers upon a termination event described above, see “— Quantification of Payments and Benefits to the Company’s Named Executive Officers” below. The estimated aggregate amount that would be payable to the Company’s one executive officer who is not a named executive officer upon a termination event described above, assuming the termination occurred on January 10, 2018, is $420,219.
Other Severance Arrangements
Carl Lee’s Retirement Agreement.   Mr. Lee retired as chief executive officer from the Company effective April 11, 2017. As part of his separation, Mr. Lee and the Company entered into that certain Retirement Agreement and General Release, dated April 14, 2017, that provided Mr. Lee with certain benefits, including severance pursuant to his executive severance agreement, as well as certain equity vesting and option exercise rights. Pursuant to that Retirement Agreement and General Release, Mr. Lee has outstanding equity and long-term cash performance awards that may be affected by the merger; for an estimate of the value of what might be affected by the merger, see “— Quantification of Payments and Benefits to the Company’s Named Executive Officers” below.
Snyder’s Lance Deferred Compensation Plan For Non-Employee Directors
The Company sponsors a non-employee directors deferred compensation plan, which provides a method for non-employee directors to elect to defer all or a portion of their annual award of restricted stock units under the Company’s 2014 Director Stock Plan. Seven of the Company’s non-employee directors have deferred restricted stock units under this plan, including Mr. Atkins, Mr. Denton, Mr. Jackson, Mr. Johnston, Mr. Swander, Mr. Tidwell, and Ms. Warehime. At the effective time of the merger, the non-employee directors deferred compensation plan will be terminated and all unvested restricted stock units outstanding as of the effective time shall vest and all restricted stock units outstanding will be cancelled and in exchange for each restricted stock unit, each holder thereof as of the effective time shall be entitled to receive a cash payment, subject to any required tax withholding, equal to the product of (i) the merger consideration of  $50.00 per share multiplied by (ii) the number of shares of the Company’s common stock subject to such restricted stock unit.
We estimate that the aggregate amount that would be payable to the Company’s seven non-employee directors for the vested Company equity-based awards that will be cancelled and exchanged for a cash payment if the effective time occurred on January 10, 2018 is $2,499,268.
Snyder’s-Lance Executive Repayment Arrangements
The Company’s executive officers listed below have entered into repayment agreements with the Company (the “Repayment Agreements”), which accelerated payments into 2017 that were otherwise expected to be paid prior to the effective time of the merger or as a consequence of the merger. Such accelerated payments are subject to a repayment obligation under certain circumstances.
Payments made under the Repayment Agreements were the following:
•
a 2017 annual bonus award paid at 27% payout (the expected achievement based on then-current projections);

•
any outstanding cash performance award pursuant to the 2015 LTIP paid in full (the expected achievement based on then-current projections); and

•
any outstanding cash performance awards pursuant to the 2016 and 2017 LTIP paid at target performance and pro-rated through an assumed merger date of April 1, 2018.

As indicated above, payments made pursuant to the Repayment Agreements are subject to repayment obligations in favor of the Company, including (i) repayment of any amount to account for reduced actual performance of a performance-based award (except to the extent such award is paid out pursuant to the consummation of the merger), (ii) repayment of any amount that would not have otherwise yet been received if the merger is cancelled, and (iii) repayment of any amount not otherwise due in the event that the payee’s employment with the Company terminates (whether by action of the Company or the payee) prior to the consummation of the merger.
The table below sets forth the amount of payments under the Repayment Agreements that each of the Company’s named executive officers received as accelerated payments in 2017 and that are subject to repayment under the circumstances set forth in the Repayment Agreements.
	2017 Annual Bonus	2015 LTIP Cash Performance Award*	2016 LTIP Cash Performance Award*	2017 LTIP Cash Performance Award*
Andrea L. Frohning	$45,198	N/A	$56,250	$34,375
John T. Maples	$64,800	$21,900	$50,625	$34,375
Alexander W. Pease	$108,338	N/A	N/A	$87,500
Gail Sharps Myers	$46,035	$34,900	$50,625	$34,375

*
These amounts are also included in the Golden Parachute Compensation Table on page 58. The amounts in such Golden Parachute Compensation Table may differ due to the assumed closing date of January 10, 2018.

New Arrangements with Snyder’s-Lance Executive Officers
Subsequent to the execution and delivery of the merger agreement, there have been discussions between Campbell and certain of the Snyder’s-Lance executive officers regarding post-closing roles for such executive officers within the Campbell organization. No such discussions took place prior to the execution of the merger agreement. While Campbell may enter into new agreements with those individuals, at this time there is no assurance that those discussions will result in any new agreements with Campbell or, if so, what the terms and conditions of any such agreements would be.
Insurance and Indemnification of Directors and Executive Officers
Campbell will, and will cause the surviving corporation to, indemnify, defend and hold harmless the present and former officers and directors of the Company and each of its subsidiaries (“indemnitees”), in respect of  (i) the fact that such person was a director or officer of the Company or its subsidiaries or served in certain positions at the request of the Company or its subsidiaries (ii) matters existing or occurring prior to the effective date, including the merger agreement and the contemplated merger, and (iii) certain acts or omissions occurring at or prior to the effective time of the merger, against any resulting losses, claims, damages, costs, expenses (including attorneys’ fees and disbursements), fines, liabilities, judgments and amounts that are paid in settlement, if such indemnitee is or is threatened to be made a party to any actual or threatened claim, in each case to the same extent as the indemnitees are indemnified as of the date of the merger agreement by the Company pursuant to applicable law, the Company’s and its subsidiaries’ organizational documents and indemnification agreements in existence as of the date of the merger agreement. The surviving corporation will, and Campbell will cause the surviving corporation and its subsidiaries to, fulfill and honor the obligations of the Company and its subsidiaries in certain indemnification agreements agreed to by the parties to the merger agreement.

Additionally, the surviving corporation and its subsidiaries will maintain provisions in its certificate of incorporation and bylaws or equivalent organizational documents which provide for indemnification, advancement of expenses and exculpation at least as favorable as such provisions in such Company documents as of the date of the merger agreement for indemnitees, from the effective time through the date that is six years after the effective time, and will not modify such provisions in any manner that could adversely affect the rights of the indemnitees.
Prior to the effective time of the merger, we may purchase, and if we do not purchase then Campbell will cause the surviving corporation to purchase, a six year prepaid “tail” policy of directors and officers liability insurance to cover claims related any period of time at or prior to the effective time of the merger, with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under our existing policies, and in each case regarding any matter existing or occurring at or prior to the effective time. If the aggregate annual cost of such insurance coverage exceeds 300% of the current annual premium paid by the Company, the surviving corporation must instead obtain a directors’ and officers’ tail policy with the greatest coverage available for an aggregate annual cost of 300% of the current annual premium.
Quantification of Payments and Benefits to the Company’s Named Executive Officers
The table below sets forth the amount of payments and benefits that each of the Company’s named executive officers would receive in connection with the merger, assuming that the merger was consummated and each such executive officer experienced a qualifying termination on January 10, 2018. The amounts below are determined using the merger consideration per share of Company common stock of  $50.00, and are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table. As a result of the foregoing assumptions, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below. The table below does not include compensation that is contingent upon services provided to Campbell following the effective time, including under any employment arrangements that may become effective as of the closing of the merger.
Golden Parachute Compensation
Name of Named Executive Officer	Cash(1) ($)	Equity(2) ($)	Perquisites/ benefits(3) ($)	Other ($)	Total ($)
Brian J. Driscoll	$2,700,000	$17,722,446	$7,025	—	$20,429,471
Alexander W. Pease	$1,955,608	$2,756,853	$77,396	—	$4,789,857
Andrea L. Frohning	$836,973	$1,235,490	$57,376	—	$2,129,839
John T. Maples	$1,084,386	$1,359,297	$63,896	—	$2,507,579
Gail Sharps Myers	$1,028,917	$1,257,981	$62,996	—	$2,349,894
Carl Lee, Jr.(4)	$1,157,123	$6,181,736	—	—	$7,338,859

(1)
The cash payments payable to Mr. Driscoll consist of  (a) a severance payment of two times his base salary and (b) an additional lump sum payment of his full annual bonus. The cash payments to all other named executive officers consist of  (i) a severance payment in an amount equal to 1.5 (2.0, in the case of Mr. Pease) times the sum of their annual base salary and target bonus; (ii) pro-rated LTIP cash performance awards; and (iii) a pro-rated 2018 annual bonus. Severance payments and annual bonuses are “double-trigger” (i.e., payable upon a qualifying termination following the occurrence of a change in control). The LTIP cash performance awards are “single trigger” (paid upon the occurrence of a change in control). LTIP cash performance awards will be pro-rated for each day of the performance period prior to the closing date and settled at the effective time. Set forth in a table below are the separate values of each of the payments described above. The Company intends to pay the 2017 annual bonus prior to the effective time of the merger. As noted in “— Snyder’s-Lance Executive Repayment Arrangements” above, the 2017 bonuses were paid in 2017 to each of the named executive officers other than Mr. Driscoll (and Mr. Lee who is not eligible for a bonus). Mr. Driscoll’s 2017 bonus is expected to be $243,000, based on a 27% of target expected payout, which amount is not included in the table above.

Name of Named Executive Officer	Severance(i) ($)	LTIP Cash Performance Awards(ii) ($)	2018 Annual Bonus(iii) ($)	Total ($)
Brian J. Driscoll	$1,800,000	—	$900,000	$2,700,000
Alexander W. Pease	$1,872,500	$72,115	$10,993	$1,955,608
Andrea L. Frohning	$753,300	$79,087	$4,586	$836,973
John T. Maples	$960,000	$117,811	$6,575	$1,084,386
Gail Sharps Myers	$879,750	$143,811	$5,356	$1,028,917
Carl Lee, Jr.	—	$1,157,123	—	$1,157,123

(i)
Severance, which is only provided in the event of a qualifying termination, is paid in monthly installments for a period of one year (two years in the case of Mr. Driscoll).

(ii)
LTIP cash performance awards in the table are pro-rated for each day of the performance period prior to the closing date based on an assumed closing date of January 10, 2018 (2015 LTIP awards are not pro-rated, 2016 LTIP awards are pro-rated at 68%, 2017 LTIP awards are pro-rated at 34%).

(iii)
As part of their executive severance agreements, the named executive officers are entitled to a prorated portion of their annual bonus for the year of termination, except that Mr. Driscoll is eligible for his full bonus. Such severance bonus amounts are paid in a single lump sum when annual bonuses are normally paid. This is a “double-trigger” payment. For any termination occurring in 2018, this prorated annual bonus amount will be offset by the amount of the target annual bonus paid at closing pursuant to the merger agreement (as single-trigger payment). The amounts in the table reflect target bonus amounts and an effective time of the merger and termination of employment as of January 10, 2018.

(2)
As described above, all unvested Company equity-based awards held by the named executive officers will be settled in cash at the effective time (i.e., “single-trigger” vesting). Set forth in a table below are the values of each type of vested and unvested equity-based award that would be payable upon the effective time, based on the merger consideration per share of Company common stock of  $50.00 and less the applicable exercise price in the case of options.

Name of Named Executive Officer	Vested NQSOs ($)	Unvested NQSOs(i) ($)	Unvested RSAs(ii) ($)	Vested RSUs(iii) ($)	Unvested RSUs(iv) ($)	Total ($)
Brian J. Driscoll	$17,516,196	—	—	$206,250	—	$17,722,446
Alexander W. Pease	—	$1,738,049	$957,502	—	$61,302	$2,756,853
Andrea L. Frohning	—	$767,421	$387,210	—	$80,859	$1,235,490
John T. Maples	—	$849,702	$434,400	—	$75,195	$1,359,297
Gail Sharps Myers	—	$783,626	$399,160	—	$75,195	$1,257,981
Carl Lee, Jr.		$5,757,502	—	—	$424,234	$6,181,736
(i)
All unvested options, other than options granted under the Company’s 2017 Enterprise Incentive Plan, will fully vest at the effective time. All performance-vesting options granted under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, and are then pro-rated at 30% of the award if closing occurs in the first quarter of 2018 (the pro-ration level used for the table) or pro-rated at 40% if closing occurs in the second quarter of 2018.

(ii)
All unvested restricted stock, other than 2017 Enterprise Incentive Plan restricted stock awards, will vest and be treated as common stock. Restricted stock awards under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the effective time, and are then pro-rated at 30% of the award if closing occurs in the first quarter of 2018 (the pro-ration level used for the table) or pro-rated at 40% if closing occurs in the second quarter of 2018.

(iii)
Reflects Mr. Driscoll’s vested restricted stock units held in the non-employee directors deferred compensation plan from his time as a non-employee director.

(iv)
All time-vesting restricted stock units will fully vest. Performance-vesting restricted stock units will vest based on target performance and shall then be pro-rated for each day of the performance period prior to the closing date. Performance-vesting restricted stock units in the table are pro-rated based on an assumed closing date of January 10, 2018 (2015 LTIP awards are not pro-rated, 2016 LTIP awards are pro-rated at 68%, 2017 LTIP awards are pro-rated at 34%).

(3)
The amount in the table equals the estimated value of COBRA premium reimbursement for up to one year (two years in the case of Mr. Driscoll) and except for Mr. Driscoll, outplacement services for up to one year following a qualifying termination. All such benefits are “double-trigger.”

(4)
Mr. Lee retired as Chief Executive Officer of the Company effective April 11, 2017. He is not entitled to any compensatory payments in connection with the merger, other than the settlement of outstanding long-term cash performance awards and equity.

Voting Agreement
On December 18, 2017, the Warehime Holders entered into a voting agreement with Campbell, pursuant to which the Warehime Holders agreed, among other things, among other things, to vote the shares of Company common stock over which they have voting power in favor of the approval of the merger agreement and the transactions contemplated thereby, including the merger, against acquisition proposals or superior proposals (as described in the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Acquisition Proposals”), and against any other action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of the Company under the merger agreement, result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled, or interfere with, delay or adversely affect the merger and the other transactions contemplated by the merger agreement. The voting agreement also contains certain restrictions on the transfer of shares of Company common stock by the Warehime Holders and prohibits the Warehime Holders from soliciting, initiating, or recommending any alternative acquisition proposals. Additionally, each Warehime Holder has granted Campbell an irrevocable proxy to vote the shares of Company common stock held by such Warehime Holder in favor of the approval of the merger agreement and against any alternative acquisition proposal. The voting agreement will terminate upon the earlier of the effective time of the merger, the termination of the merger agreement, written agreement between Campbell and the Warehime Holders and any amendment, waiver or other change to any provision of the merger agreement, as in effect on the date of the merger agreement, that is materially adverse to the Warehime Holders from a financial point of view or would materially delay or materially impede the ability of the parties to the merger agreement to consummate the transactions contemplated by the merger agreement. As of December 15, 2017, the shares covered by the voting agreement include 12,851,757 shares of Company common stock, which represented approximately 13.2% of the total outstanding shares of Company common stock on such date.
The foregoing description of the voting agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such voting agreement, which is attached hereto as Exhibit A to the merger agreement attached as Annex A to this proxy statement, which you should read in its entirety.
Material U.S. Federal Income Tax Consequences
U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of the U.S. federal income tax consequences of the merger that are relevant to holders of shares of our common stock whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service, which we refer to as the IRS, and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

This summary does not describe any of the tax consequences arising under the laws of any state, local or foreign tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate, gift or the Medicare net investment income surtax). We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding tax consequences of the merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.
This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•
banks, insurance companies and other financial institutions;

•
persons subject to the alternative minimum tax;

•
tax-exempt organizations or governmental organizations;

•
S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein);

•
regulated investment companies, mutual funds or real estate investment trusts;

•
persons who own an equity interest, actually or constructively, in Campbell or the surviving corporation following the merger;

•
dealers in stocks and securities;

•
traders in securities that elect to use the mark-to-market method of accounting for their securities;

•
U.S. expatriates and former citizens or long-term residents of the United States;

•
persons holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reducing transaction;

•
persons deemed to sell our common stock under the constructive sale provisions of the Code;

•
persons that received their shares of our common stock in a compensatory transaction pursuant to the exercise of employee options or otherwise; or

•
U.S. Holders whose “functional currency” is not the U.S. dollar.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding the shares of our common stock and partners therein should consult their tax advisors regarding the consequences of the merger.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY SHAREHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our common stock who or that is for U.S. federal income tax purposes:
•
An individual who is a citizen or resident of the United States;

•
A corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust (i) that is subject to the primary supervision of a court within the United States and one or more United States persons, as defined in section 7701(a)(30) of the Code, have authority to control all substantial decisions of the trust or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received by such U.S. Holder (determined before the deduction of any applicable withholding taxes, as described below in the section titled “— Information Reporting and Backup Withholding”) and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the merger. If a U.S. Holder acquired different blocks of our common stock at different times or at different prices, such U.S. Holder must determine gain or loss separately for each block of shares exchanged for cash pursuant to the merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the merger. A preferential tax rate on capital gain generally will apply to long-term capital gain of certain non-corporate U.S. Holders. There are limitations on the deductibility of capital losses.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of our common stock who or that is neither a U.S. Holder nor a partnership (or an entity taxable as a partnership) for U.S. federal income tax purposes.
Special rules not discussed below may apply to certain Non-U.S. Holders subject to special tax treatment such as “controlled foreign corporations” or “passive foreign investment companies.” Non-U.S.Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them in light of their particular circumstances.
Any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S.federal income tax unless:
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The gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax on a net income basis at graduated rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty); or

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Such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the merger, and certain other specified conditions are met, in which case such gain will generally be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty), but may be offset by certain U.S. source capital losses of the Non-U.S.Holder (even though the individual is not considered a resident of the United States), provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

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The Company is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code, which we refer to as a “USRPHC,” at any time within the shorter of the five-year period preceding the merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of common stock, which we refer to as the “relevant period,” and, if shares of common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than 5% of our common stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, except that the branch profits tax will not apply. The Company believes that it is not, and has not been, a USRPHC at any time during the five-year period preceding the merger.
Information Reporting and Backup Withholding
Information reporting and backup withholding may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. Holder who furnishes an accurate taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding (generally on an IRS Form W-9), or otherwise establishes a basis for exemption from backup withholding, or (2) a Non-U.S. Holder who furnishes the required certification as to their non-U.S. status, such as by providing a valid IRS Form W-8BEN (or W-8BEN-E) or IRS Form W-8ECI, or otherwise establishes an exemption. Amounts withheld, if any, under the backup withholding rules are not an additional tax and may be refunded or credited against the holder’s federal income tax liability, provided that the required information is timely furnished to the IRS. Copies of information returns that are filed with the IRS may be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which a Non-U.S. Holder resides or is established.
Delisting and Deregistration of Our Common Stock
If the merger is completed, our common stock will be delisted from the NASDAQ Global Select Market and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.
If our shareholders do not approve the merger agreement or if the merger is not completed for any other reason, our shareholders will not receive any payment for their shares in connection with the merger. Instead, we will remain an independent public company and our common stock will continue to be listed and traded on the NASDAQ Global Select Market, so long as we continue to meet the applicable listing requirements.
Governmental and Regulatory Approvals
Under the HSR Act and the rules promulgated thereunder, Campbell and the Company cannot complete the merger until they notify and furnish information to the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice, and statutory waiting period requirements are satisfied. Campbell and the Company filed the notification and report forms under the HSR Act with the U.S. Federal Trade Commission and the Antitrust Division on January 3, 2018 and received the termination of the waiting period effective as of February 2, 2018.
Litigation Relating to the Merger
Four putative shareholder class actions have been filed against the Company in the United States District Court for the Western District of North Carolina. The complaints in all four lawsuits assert claims under Sections 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 in connection with the disclosures contained in the preliminary proxy statement filed by the Company on January 17, 2018.
On January 25, 2018, a purported shareholder filed a putative class action, captioned David B. Shaev Profit Sharing Account v. Snyder’s-Lance, Inc., et al, Case No. 3:18-cv-00039 (W.D.N.C.). The complaint names the Company and the directors of the Company as defendants.
On January 29, 2018, another purported shareholder filed a putative class action, captioned Sciabucchi v. Snyder’s-Lance, Inc. et al, Case No. 3:18-cv-00049 (W.D.N.C.). The complaint names the Company, the directors of the Company, Campbell, and Merger Sub as defendants.
On January 30, 2018, another purported shareholder filed a putative class action, captioned Kendall v. Snyder’s-Lance, Inc. et al, Case No. 3:18-cv-00051 (W.D.N.C.). The complaint names the Company and the directors of the Company as defendants.

On January 31, 2018, another purported shareholder filed a putative class action, captioned Daniel v. Snyder’s-Lance, Inc., et al, Case No. 3:18-cv-00058 (W.D.N.C.). The complaint names the Company and the directors of the Company as defendants.
The complaints seek equitable and injunctive relief, including an injunction enjoining the consummation of the proposed merger, rescission of the transaction if it is consummated, rescissory damages for the putative shareholder class, and costs and attorneys’ fees for the plaintiffs.
The Company believes the claims in each of these complaints are without merit. However, at this time it is not possible to predict the outcome of these matters or their effects on the Company or the proposed merger. A preliminary injunction could delay or jeopardize the completion of the merger, and an adverse judgment granting permanent injunctive relief could indefinitely enjoin completion of the merger. An adverse judgment for monetary damages could have an adverse effect on the Company.
Anticipated Closing of the Merger
We intend to complete the closing of the merger promptly after all of the conditions to consummation of the merger are satisfied or waived, including the approval of the merger agreement by our shareholders and the absence of any injunctions to the merger. We currently expect the merger to be completed in the first half of calendar 2018, although we cannot assure completion by any particular date, if at all. We will issue a press release and letters of transmittal for your use once the merger has been completed.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We urge you to read carefully the merger agreement in its entirety because this summary may not contain all the information about the merger agreement that is important to you.
The merger agreement and the following description have been included to provide you with information regarding the terms of the merger agreement. It is not intended to provide any other factual information about the Company or Campbell. Such information can be found elsewhere in this proxy statement and in the other public filings we and Campbell make with the SEC, which are available, without charge, at https://www.sec.gov.
The representations and warranties described below and included in the merger agreement were made for the purposes of the merger agreement by Company and Campbell to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by Company and Campbell in connection with negotiating the terms of that agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, or may have been made for the purpose of allocating risk between Company and Campbell rather than establishing the matters addressed by such representations and warranties as facts. The merger agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Company and Campbell or their respective businesses.
The Merger
Subject to the terms and conditions of the merger agreement and in accordance with North Carolina law, at the effective time of the merger, Merger Sub, an indirect wholly owned subsidiary of Campbell and a party to the merger agreement, will merge with and into us. We will survive the merger as an indirect wholly owned subsidiary of Campbell, and the separate corporate existence of Merger Sub will cease.
Effective Time; Closing
The merger will become effective upon the filing of articles of merger with the Secretary of State of the State of North Carolina or at such later time as is agreed upon by Campbell and us and specified in the articles of merger. The filing of the articles of merger will occur as soon as practicable on the date of closing, which will take place on the third business day after satisfaction or waiver of the conditions to the closing of the merger set forth in the merger agreement and described in this proxy statement, or at such other time as is agreed upon by Campbell and us. Although we expect to complete the merger as soon as possible following the special meeting of our shareholders (if our shareholders approve the merger agreement), we cannot specify when or assure that we and Campbell will satisfy or waive all of the conditions to the closing of the merger. See “— Conditions to the Closing of the Merger” beginning on page 78.
Merger Consideration
As a result of the merger, our holders of common stock will be entitled to receive $50.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock they own as of the effective time of the merger.
As a result of the merger, outstanding Company equity awards will be cancelled and converted into a right to receive a cash payment at the effective time of the merger, as described in “— Treatment of Equity Awards” below.
Appraisal Rights
In accordance with Section 55-13-02 of the NCBCA, the shareholders of the Company are not entitled to assert appraisal rights in connection with the merger.

Treatment of Equity Awards
The merger agreement provides that outstanding equity-based awards under our equity plans will be treated as set forth below.
Treatment of Options.   At the effective time, each option to purchase shares of Company common stock outstanding immediately prior to the effective time, whether vested or unvested, will vest in accordance with the terms and conditions applicable to the option such that (i) all time-vesting options will fully vest (to the extent unvested) and (ii) all performance-vesting options granted under our 2017 Enterprise Incentive Plan will vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated based on the proration schedule set forth in the disclosure schedule to the merger agreement. Each option that is outstanding as of the effective time will be cancelled and terminated and converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, determined by multiplying the aggregate number of share of the company’s common stock subject to the option by the excess, if any, of the merger consideration over the applicable exercise price per share of such company option by the number of shares of the Company’s common stock subject to such company option.
Treatment of Restricted Stock.   At the effective time, each award of outstanding restricted stock will be vest such that (i) all time-based restrictions will lapse in accordance with the restricted stock award’s applicable terms and conditions and (ii) all performance-vesting restricted stock awards granted under our 2017 Enterprise Incentive Plan will vest based on the actual level of performance for the quarter ending on or before the effective time, pro-rated based on the proration schedule set forth in the disclosure schedule to the merger agreement.
Treatment of Restricted Stock Units.   At the effective time, each Company restricted stock unit outstanding immediately prior to the effective time, whether vested or unvested, will vest, all time-based restrictions will lapse and all performance-based conditions will be deemed to have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the closing date. Each company restricted stock unit will be cancelled and converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, determined by multiplying the merger consideration by the number of shares of the Company’s common stock subject to such company restricted stock unit.
Treatment of Purchase Rights under 2012 Associate Stock Purchase Plan.   Our Board, or any committee thereof administering the ASPP, will take any action required so that (i) participation in the ASPP shall be limited to those employees who are participants on the date of the merger agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of the merger agreement, and (iii) the ASPP shall terminate, effective upon the first purchase date following the date of the merger agreement, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ASPP).
Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates
Prior to the effective time of the merger, Campbell and Merger Sub will enter into a written agreement with a paying agent reasonably acceptable to the Company relating to the services to be performed by the paying agent to act as agent for the holders of Company common stock in connection with the merger. Prior to the effective time, Campbell will deposit, or cause to be deposited, with the paying agent, separate and apart from the paying agent’s other funds, for the benefit of record holders of Company common stock, cash in an amount sufficient for the paying agent to make all payments which such holders are entitled to receive in accordance with the merger agreement.
Promptly after the effective time of the merger and in any event no later than the third business day following the effective time, the surviving corporation will cause to be mailed to each person who was a holder of record of a certificate or certificates of Company common stock immediately prior to the effective time of the merger a letter of transmittal containing instructions for exchanging certificates representing such shares of our common stock. Upon surrender to the paying agent of any such certificate representing Company common stock, together with a properly completed letter of transmittal, the paying agent shall issue and deliver to the holder of any such certificate, by check or wire transfer (as specified in the letter of transmittal), the merger consideration of  $50.00 in cash, less any applicable withholding taxes, for each share of our common stock represented by such certificate.
Promptly after the effective time and in any event not later than the third business day following the effective time, the paying agent shall issue and deliver to each holder, as of the effective time, of book-entry shares, which have converted into the right to receive the merger consideration with respect thereto, a check or wire transfer for the merger consideration of  $50.00 in cash, less any applicable withholding taxes, without such holder being required to deliver a certificate or an executed letter of transmittal to the paying agent.
No interest will be paid or accrued for the benefit of the holders of Company common stock, whether in certificated or book-entry form, on the merger consideration payable in respect thereof. The cash paid upon surrender of any such certificate will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of our common stock formerly represented by such certificate.
In the event of a transfer of ownership of shares of Company common stock that is not registered in the transfer records of the Company, it shall be a condition of payment that such certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or such book-entry share shall be properly transferred and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the merger consideration to a person other than the registered holder of the certificate or book-entry share surrendered or shall have established to the reasonable satisfaction of the surviving corporation that such tax either has been paid or is not applicable. Until surrendered, each such certificate shall be deemed at any time after the effective time of the merger to represent only the right to receive upon such surrender the merger consideration of  $50.00 in cash.
If any such certificate has been lost, stolen or destroyed, the paying agent or the surviving corporation, as the case may be, will pay the applicable merger consideration with respect to each share of our common stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Campbell, the posting by such person of a bond in customary amount and upon such terms as may be reasonably required by Campbell as indemnity against any claim that may be made against the surviving corporation or the paying agent with respect to such certificate.
At any time following the twelve-month anniversary of the closing date of the merger, Campbell may require the paying agent to deliver to it any funds previously made available to the paying agent that have not been disbursed to holders of certificates that formerly represented shares of our common stock. After that point, shareholders will no longer be able to receive the merger consideration from the paying agent. Instead, they will be required to seek to obtain the merger consideration only from Campbell and the surviving corporation (subject to abandoned property, escheat or other similar laws) for payment of the amount to which such holder is entitled, without any interest thereon.
Directors and Officers
The merger agreement provides that Merger Sub’s directors and officers immediately prior to the effective time of the merger will be the directors and officers, respectively, of the surviving corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the articles of incorporation and the bylaws of the surviving corporation.
Representations and Warranties
We have made a number of representations and warranties to Campbell and Merger Sub in the merger agreement regarding aspects of our business and other matters pertinent to the merger. The topics covered by these representations and warranties include the following:
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our and our subsidiaries organization, good standing and qualification and similar corporate matters;

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our capitalization, including the number of shares of our common stock and other equity interests issued and outstanding;

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absence of preemptive or other similar rights or debt securities that give their holders the right to vote with our shareholders;

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our corporate power and authority to execute and deliver the merger agreement, to consummate the merger and the other transactions contemplated by the merger agreement and to comply with the terms of the merger agreement;

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the enforceability of the merger agreement against us;

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our Board’s approval of the merger agreement;

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the absence of any violation of our charter documents, certain contracts or laws or judgments to which we are subject as a result of our execution and delivery of the merger agreement and our consummation of the merger;

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the consents, approvals, notices and other similar actions with respect to governmental entities and other third parties required as a result of our execution and delivery of the merger agreement and our consummation of the merger;

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the filing of required reports and other documents by us with the SEC, the compliance of such reports and documents with the applicable requirements of the federal securities laws, rules and regulations, the compliance of our financial statements included in such reports and documents with applicable accounting requirements and the rules and regulations of the SEC, the absence of any outstanding or unresolved comments received by us from the SEC and the absence of certain types of undisclosed liabilities;

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the preparation of our financial statements included in our reports and documents filed with the SEC in accordance with GAAP;

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compliance with the applicable listing rules and governance rules of NASDAQ Stock Market;

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the maintenance by us of internal control over financial reporting and disclosure controls and procedures designed to ensure timely and adequate reporting;

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absence of SEC inquiries or investigations, other governmental inquiries or investigations or internal investigations regarding any of our accounting practices;

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absence of certain undisclosed liabilities;

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the absence of any joint venture, off-balance sheet partnership or other similar arrangement entered into for the purpose of, intended to, or with the known result of, avoiding the disclosure of any material transaction or liability;

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absence of a Company Material Adverse Effect that is continuing since December 31, 2016 and the conduct of our and our subsidiaries respective businesses in the ordinary course of business consistent with past practice since September 30, 2017;

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certain pending and threatened litigation;

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our compliance with all applicable laws and judgments;

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the accuracy of the information supplied by us in connection with this proxy statement;

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tax matters;

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employee benefits and labor matters;

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environmental matters;

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material contracts;

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real and personal property;

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intellectual property;

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insurance policies, claims and warranties;

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our products’ quality and compliance with applicable laws;

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fees and relationships with brokers and other advisors;

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opinions from financial advisors;

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related party transactions;

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compliance with certain domestic and foreign corruption laws and customs and international trade laws; and

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the effect of anti-takeover statutes and the absence of a shareholder rights plan.

Some of our representations and warranties are qualified by a material adverse effect standard. The merger agreement provides that a “Company Material Adverse Effect” is any change, effect, event, violation, inaccuracy, state of facts, development, circumstance or occurrence that, individually or when taken together with all other events, (i) has a material adverse effect on the operations, financial condition, business, properties, assets or liabilities of us and our subsidiaries, taken as a whole; or (ii) would, or would reasonably be expected to, prevent, materially delay or materially impair the ability of the Company to consummate the merger or to perform any of its material obligations under the merger agreement without material delay; provided, however, that, in the case of clause (i), in no event will any of the following events constitute or be taken into account in determining whether there has been a Company Material Adverse Effect:
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changes generally affecting the economy or political conditions or financial or securities markets or industries in which the Company or its subsidiaries operate;

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acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or any material worsening of such conditions threatened or existing as of the date of the merger agreement or natural disasters or other force majeure events;

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any changes in law or GAAP or other accounting standards;

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our failure to meet published or internal projections, forecasts, predictions, estimates or expectations of the Company’s or its subsidiaries’ past or projected revenue, earnings or other financial performance or results of operations for any period, in and of itself;

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any events to the extent attributable to the execution, announcement or pendency of the merger agreement or the anticipated consummations of the transactions contemplated therein, or communication by Campbell or its affiliates with respect to the post-closing conduct of the business or assets of the Company or its subsidiaries;

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any decline in the market price or trading volume of the Company common stock;

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any events resulting from or arising out of any actions taken by the Company or any of its subsidiaries, on the one hand, and Campbell or any of its subsidiaries, on the other hand, as required by the merger agreement; or

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any action or omission explicitly required under the merger agreement or any action taken or omitted to be taken at the specific request of Campbell or Merger Sub or omission caused by the failure of Campbell to provide a consent (other than any such consent with respect to which Campbell has reasonably withheld such consent pursuant to and consistent with the merger agreement);

provided, that, with respect to each of the first three bullets above, events resulting from any change, event, circumstance or development that has had or would reasonably be expected to have a disproportionate adverse effect on us and our subsidiaries shall be considered for purposes of determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur.

Campbell and Merger Sub have made a number of representations and warranties to us regarding various matters pertinent to the merger. The topics covered by these representations and warranties include the following:
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their organization and good standing;

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the enforceability of the merger agreement against them;

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their corporate power and authority to execute and deliver the merger agreement, to consummate the merger and the other transactions contemplated by the merger agreement and to comply with the terms of the merger agreement;

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Campbell’s board of directors’ approval of the merger agreement;

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the absence of any violation of Campbell’s charter documents, certain contracts or laws and judgments applicable to Campbell as a result of Campbell’s execution and delivery of the merger agreement and the consummation of the merger;

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the consents, approvals, notices and other similar actions with respect to governmental authorities required as a result of Campbell’s execution and delivery of the merger agreement and the consummation of the merger;

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the accuracy of information supplied by Campbell and Merger Sub for inclusion in this proxy statement;

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Campbell’s ownership and formation of Merger Sub;

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the sufficiency of the financing obtained by Campbell in connection with the execution of the merger agreement, together with other financial resources of Campbell, for the satisfaction of all of Campbell’s obligations under the merger agreement, including to pay the aggregate consideration payable by Campbell on the closing date;

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the absence of certain legal proceedings;

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use of brokers; and

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non-reliance on our estimates.

Covenants
Conduct of Our Business Prior to the Merger
In the merger agreement, we have agreed that before the effective time of the merger, subject to certain exceptions, we will carry on our, and we will cause each of our subsidiaries to carry on their, business in the ordinary course consistent with past practice in all material respects, comply in all material respects with all applicable laws and the requirements of all material contracts, use commercially reasonable efforts consistent with past practice to maintain and preserve intact our and our subsidiaries’ business organization, maintain in effect all governmental authorizations, preserve our present relationships with our lenders and customers, suppliers, distributors and others having business relationships with us and retain the services of our present officers and key employees, and use commercially reasonable efforts consistent with past practice to keep in full force and effect all material insurance policies maintained by us and our subsidiaries, other than changes to such policies made in the ordinary course of business consistent with past practice.
In addition, we have agreed, with specified exceptions, to various restrictions, including restrictions on our and our subsidiaries ability to:
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issue, sell, grant, dispose of or pledge any capital stock, voting securities or equity interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of our capital stock, voting securities or equity interests or any rights, warrants, options, calls, commitments or similar agreements to acquire any such capital stock, voting securities or equity interests, subject to certain exceptions;

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incur or assume any indebtedness or guarantee any indebtedness of another person, other than borrowings in the ordinary course of business in amounts not in excess of  $10,000,000 in the aggregate, borrowings in the ordinary course of business under letters of credit, lines of credit or other credit facilities in effects on the date of the merger agreement and borrowings from us by our subsidiaries in the ordinary course of business consistent with past practice;

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sell, transfer, lease, sublease, exclusively license, pledge, mortgage encumber or otherwise dispose of or subject to any lien other than permitted liens any of our properties or assets, except in the ordinary course of business consistent with past practice, pursuant to certain contracts in force on the date of the merger agreement, a true, correct and complete copy of which has been provided to Campbell, sales or dispositions by us or any of our wholly owned subsidiaries to us or any of our wholly owned subsidiaries, sales or dispositions not exceeding $5,000,000 in the aggregate, provided, that the sale or disposition of any brand owned by us shall not be deemed ordinary course of business, or dispositions of obsolete or worthless assets;

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incur or commit to incur any capital expenditures that individually are in excess of  $1,000,000 or in the aggregate are in excess of  $5,000,000;

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acquire by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by any other manner, any person or division, business or equity interest of any person, or any assets, rights or properties from any other person, other than purchases of goods, equipment, products, licenses of intellectual property and other assets in the ordinary course of business or pursuant to existing contracts or acquisitions no exceeding $1,0000,000 individually or $5,000,000 in the aggregate;

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make any investment in, or loan or advance (other than travel and similar advances to its employees in the ordinary course of business consistent with past practice) to, any person other than a direct or indirect wholly owned subsidiary of us in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $5,000,000;

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except in the ordinary course of business or as otherwise permitted by the merger agreement, enter into, terminate, amend or modify any material contract (other than extensions at the end of term thereof in accordance with the terms thereof), or waive, release or assign any material rights, claims or benefits under any material contract and enter into any contract that would have been a material contract had it been entered into prior to the date of the merger agreement, unless such contract is on terms substantially consistent with, or on terms more favorable to us and/or our subsidiaries than a contract it is replacing;

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except in the ordinary course of business or as otherwise permitted by the merger agreement, (1) enter into or extend the term or scope of any contract that purports to restrict or limit us from engaging in any line of business or in any geographic area, (2) amend or modify the engagement letters of each of Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc., (3) enter into any contract that would be breached by, or require the consent of any third party in order to continue in full force following, consummation of the merger, or (4) release any person from, or modify or waive any provision of, any confidentiality, standstill or similar agreement;

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sell, license, sublicense, covenant not to sue, assign, transfer, abandon, allow to lapse, otherwise dispose of or grant any rights in any owned intellectual property (other than non-exclusive licenses granted to third persons in the ordinary course of business consistent with past practice or with respect to immaterial or obsolete owned intellectual property) or disclose any material trade secrets or confidential information of us or any of our subsidiaries to any other person, other than in the ordinary course of business or pursuant to the terms of the merger agreement to a person bound by reasonable confidentiality obligations;

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(1) increase in any manner the compensation, including the payment of any bonus or award or granting of any loan, of any of our directors, officers, employees or individual service providers, (2) enter into, establish, amend or terminate any employment, consulting, retention, change in control, collective bargaining, bonus or other incentive compensation, profit sharing, health or other welfare, share option or other equity (or equity-based), pension, retirement, vacation, severance, deferred compensation or other compensation or benefit plan, policy, agreement, trust, fund or arrangement, with, for or in respect of, any director, officer, other employee, consultant, independent contractor or affiliate, or (3) except as specifically contemplated by the merger agreement, accelerate the time of payment or vesting of, or the lapsing of restrictions with respect to, or fund or otherwise secure the payment of, any compensation or benefits under any company plan, in each case, other than as required pursuant to applicable law or any existing agreement, company plan or arrangement as of the date of the merger agreement;
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make or change any material tax election, except to the extent consistent with past practice, amend any material tax return, or file any claims for material amounts of tax refunds, enter into any material closing agreement within the meaning of Section 7121 of the Code, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material taxes, settle any material tax claim or surrender any right to claim a refund, offset or other reduction of material taxes, or request any material tax ruling;

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make any changes in financial or tax accounting methods, principles or practices (or change an annual accounting period), except insofar as may be required by a change in GAAP or applicable law;

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amend our or any of our subsidiaries organizational documents;

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adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization (other than transactions exclusively between our wholly owned subsidiaries or between any of our wholly owned subsidiaries and us);

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pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), in each case for an amount in excess of  $1,000,000 individually or $5,000,000 in the aggregate, other than the payment, discharge, settlement or satisfaction in accordance with their terms of liabilities, claims or obligations reflected or reserved against in our most recent consolidated financial statements (or the notes thereto);

•
settle or compromise for an amount in excess of  $1,000,000 individually or $5,000,000 in the aggregate any litigation, proceeding or investigation, other than settlements or compromises to the extent reflected or reserved against in our most recent consolidated financial statements (or the notes thereto) for an amount not in excess of the amount so reflected or reserved; provided that, the payment, discharge, settlement or satisfaction of any such litigation, proceeding or investigation does not include any material obligation (other than the payment of money) to be performed by us or any of our subsidiaries;

•
take any action to increase the vote required for approval by our shareholders;

•
(i) enter into any new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of the merger agreement, or (ii) start to conduct a line of business in any geographic area where it is not conducted as of the date of the merger agreement, other than starting to conduct a line of business in geographic areas that are reasonable extensions to geographic areas where such business line is conducted as of the date of the merger agreement;

•
hire any new officer, employee, consultant or individual service provider (provided that (1) we shall be permitted to hire employees, consultants or other individual service providers with an aggregate annual base compensation and target incentive opportunity below $250,000 in the ordinary course of business consistent with past practice to fill positions that are open as of the date hereof or that become open following the date hereof to the extent reasonably necessary as determined by us in our sole discretion, and (2) we shall be permitted to hire any new officer, employee, consultant or individual service provider to fill certain positions agreed to by the parties; or

•
authorize, commit or agree, in writing or otherwise, to take any of the foregoing actions.

No Solicitation of Acquisition Proposals
We have agreed that we will not, and will not authorize or permit any of our subsidiaries to, nor will we authorize or permit any of our or our subsidiaries’ directors, officers or employees or any of our or their investment bankers, attorneys, accountants or other advisors or representatives to, directly or indirectly:

•
solicit, initiate, cause, induce, facilitate or encourage (including by way of furnishing information) any inquiries or proposals that constitute, or may reasonably be expected to lead to the making, submission or announcement of any such acquisition proposal (as defined in the merger agreement and described below under the heading “— Covenants — Board Recommendation” beginning on page 74) or otherwise knowingly cooperate with or knowingly assist the making, submission or announcement of any such acquisition proposal;

•
participate in any discussions or negotiations with any person regarding any such acquisition proposal;

•
disclose any non-public information relating to us or any of our subsidiaries to, afford access to our or our subsidiaries’ business, properties, assets, books or records to, or knowingly assist, participate in, facilitate or encourage any effort by, any person that is seeking to make, or has made, any such acquisition proposal; or

•
enter into any merger or other agreement, agreement in principle, letter of intent, term sheet, joint venture agreement, partnership agreement or other similar instrument in each case providing for or contemplating any such acquisition proposal (other than an acceptable confidentiality agreement, as defined in the merger agreement and described below under the heading “— Covenants — Board Recommendation” beginning on page 74).

Despite these general prohibitions, if at any time prior to the approval of the merger agreement by our shareholders we receive a bona fide, written acquisition proposal that was not solicited in violation of the merger agreement, subject to the conditions described below, we may, and may permit and authorize our representatives to:
•
contact such person or group of persons making such acquisition proposal solely to clarify the terms and conditions thereof;

•
provide non-public information and data concerning us and our subsidiaries to such person or group of persons and their representatives, their affiliates and their prospective equity and debt financing sources if we receive from such person an acceptable confidentiality agreement; provided, that we shall promptly make available to Campbell any non-public information concerning us or our subsidiaries that we made available to any person or group of persons and their representatives, their affiliates and prospective equity and debt financing sources if such information was not previously made available to Campbell and Merger Sub;

•
engage or participate in any discussions or negotiations with such person or group of persons if the acquisition proposal was not solicited in violation of the merger agreement and only to the extent that, (i) prior to taking any action described in this bullet or the previous bullet, our Board, or a committee thereof, determines in good faith (after consultation with its outside legal counsel) that failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law, and (ii) in each such case referred to in this bullet or the previous bullet, our Board, or a committee thereof, has determined in good faith (after consultation with its outside legal counsel and financial advisor) that such acquisition proposal either constitutes a superior proposal (as defined in the merger agreement and described below under the heading “— Covenants — Board Recommendation” beginning on page 74) or could reasonably be expected to result in a superior proposal, and (iii) before engaging or participating in any such discussions or negotiations with or furnishing any information to, such person, we give written notice to Campbell.

We will promptly (and, in any event, within twenty-four (24) hours) notify Campbell if any acquisition proposal is received by us indicating, in connection with such notice, the identity of the person making the acquisition proposal and the material terms and conditions thereof  (including, if applicable, copies of any written documentation constituting the acquisition proposal, including proposed agreements). In the event that any such person modifies its acquisition proposal in any material respect, we will notify Campbell within twenty-four (24) hours after receipt of such modified acquisition proposal of the fact that such acquisition proposal has been modified and the terms of such modification (including, if applicable, copies of any written documentation reflecting such modification) and thereafter shall keep Campbell reasonably informed, on a reasonably current basis, of material changes in the status and terms of any such proposals or offers (including any amendments thereto) and any material changes to the status of any such discussions or negotiations. We will not, and will cause our subsidiaries not to, enter into any confidentiality agreement subsequent to the date of the merger agreement which prohibits us from providing to Campbell such material terms and conditions and other information.
Board Recommendation
The merger agreement provides that neither our Board nor any committee of our Board will, or will agree or resolve to:
•
withhold, withdraw, qualify, amend, or modify (or publicly propose or resolve to withhold, withdraw, qualify, amend, or modify), in a manner adverse to Campbell or Merger Sub, the merger recommendation or approve or recommend, or propose publicly to approve or recommend, any acquisition proposal or make or authorize the making of any public statement (oral or written) that has the substantive effect of such withdrawal, qualification, amendment, or modification (any such action or failure to act being referred to as a “change of recommendation”);

•
cause or permit us to enter into any letter of intent, merger agreement, term sheet, agreement in principle, memorandum of understanding, share purchase agreement, asset purchase agreement, share exchange agreement or other similar agreement (other than an acceptable confidentiality agreement) constituting or relating to any acquisition proposal (any such instrument being referred to as an “alternative acquisition agreement”); or

•
approve, recommend, or publicly propose to enter into an alternative acquisition agreement.

Notwithstanding the foregoing or any other provision of the merger agreement to the contrary, if, prior to such time as the shareholder approval is obtained, our Board, or a committee thereof, receives a bona fide written acquisition proposal, which shall not have been solicited in violation of the merger agreement, which acquisition proposal our Board, or a committee thereof, determines in good faith (after consultation with its outside legal counsel and financial advisor) constitutes a superior proposal, our Board, and a committee thereof, may effect a change of recommendation and may also terminate the merger agreement, but only if:
•
our Board, or a committee thereof, in good faith determines (after consultation with its outside legal counsel) that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law;

•
we notify Campbell in writing, at least four business days in advance (and two business days in advance, if such notification relates to the superior proposal, in respect of which a notification had previously been made, and terms of which superior proposal materially changed), that it intends to effect a change of recommendation in connection with a superior proposal or effect a fiduciary termination with respect to a superior proposal, which notice shall specify the identity of the person who made such superior proposal and the material terms and conditions of such superior proposal;

•
after providing such notice and prior to making such change of recommendation in connection with a superior proposal or effecting a fiduciary termination with respect to a superior proposal, if requested by Campbell, we shall negotiate in good faith with Campbell during such four business day period (or such two business day period, as the case may be) to make such revisions to the terms of the merger agreement so that failure to effect such change of recommendation or effect a fiduciary termination would no longer be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law; and

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our Board, or a committee thereof, shall have considered in good faith (after consultation with its outside legal counsel and financial advisor) any changes to the merger agreement offered in writing by Campbell in a manner that would form a binding contract if accepted by us and shall have determined in good faith that the superior proposal would continue to constitute a superior proposal if such changes offered in writing by Campbell were to be given effect.

Notwithstanding the foregoing or any other provision of the merger agreement to the contrary, our Board, or a committee thereof, may also effect a change of recommendation in the absence of a superior proposal if an intervening event (as defined in the merger agreement and described below) shall have occurred and be continuing, but only if:
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our Board, or a committee thereof, in good faith determines (after consultation with its outside legal counsel) that in light of such intervening event, the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law;

•
we notify Campbell in writing, at least four business days in advance (and two business days in advance, if such notification relates to the intervening event, in respect of which a notification had previously been made, and circumstances of which intervening event materially changed) which notice shall not itself constitute a change of recommendation and shall (1) state that an intervening event has occurred and that our Board, or a committee thereof, has determined that in light of such intervening event, the failure to effect a change of recommendation would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law, and that we intend to take such action and (2) specify the details of such intervening event and the basis upon which our Board intends to effect a change of recommendation;

•
after providing such notice and prior to making such change of recommendation in connection with an intervening event, if requested by Campbell, we shall negotiate in good faith with Campbell during such four business day period (or such two business day period, as the case may be) to make such revisions to the terms of the merger agreement so that failure to make such change of recommendation would no longer be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law; and

•
our Board, or a committee thereof, shall have considered in good faith (after consultation with its outside legal counsel and financial advisor) any changes to the merger agreement offered in writing by Campbell in a manner that would form a binding contract if accepted by us and shall have determined in good faith that the failure to effect a change of recommendation with respect to such intervening event would still be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law.

The covenant in the merger agreement generally prohibiting us from soliciting takeover proposals does not prevent us from taking and disclosing to our shareholders a position contemplated by Rule 14d-9 and 14e-2(a) promulgated under the Securities Exchange Act (or any similar communications to the shareholders of the Company) or from making any “stop-look-and-listen” communication to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Securities Exchange Act (or any similar communications to the shareholders of the Company); provided the foregoing shall in no way eliminate or modify the effect that any such disclosure would otherwise have under the merger agreement.
An “acquisition proposal” means any inquiry, proposal, indication of interest, or offer (whether in writing or otherwise) with respect to:
•
a merger, consolidation, business combination, asset purchase, recapitalization, joint venture, partnership, spin-off, extraordinary dividend, or similar transaction with any person or group of persons, other than Campbell and its subsidiaries, that involves any of us or any of our subsidiaries; or

•
any direct or indirect acquisition (whether by tender offer, share purchase, share exchange or other manner) by any person or group of persons, other than Campbell and its subsidiaries,

which, in the case of each bullet above, if consummated would result in any person or group of persons, other than Campbell and its subsidiaries, becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, equity securities of us or any of our subsidiaries representing more than twenty percent (20%) of all of our outstanding equity securities (by vote or value), or more than twenty percent (20%) of the consolidated total assets (including, equity securities of our subsidiaries) of us and our subsidiaries, taken as a whole, in each case other than the transactions contemplated by the merger agreement.

A “superior proposal” means any bona fide, written acquisition proposal, which shall not have been solicited in violation of the non-solicitation covenants contained in the merger agreement, (provided, that for purpose of this definition, the percentages in the definition of acquisition proposal shall be fifty percent (50%) rather than twenty percent (20%) made by a third party that did not result from a material breach of the non-solicitation covenants contained in the merger agreement for a transaction that is on terms that our Board, or a committee thereof, determines, in good faith (after consultation with its outside legal counsel and financial advisor), to be (1) more favorable to the holders of our common stock from a financial point of view than the merger, taking into account all the terms and conditions, and the likelihood of completion of, such acquisition proposal and the merger agreement (including any offer by Campbell to amend the terms of the merger agreement) that are deemed in good faith to be relevant by our Board, or a committee thereof and (2) reasonably capable of being completed, taking into account all financial, legal, regulatory, and other aspects of such proposal.
An “intervening event” is any event or circumstance that was not known to, or reasonably foreseeable by, our Board, or a committee thereof, prior to the execution of the merger agreement (or if known, the consequences of which were not known or reasonably expected to occur), which event or circumstance becomes known to or reasonably foreseeable by (or the consequences of which become known to, or reasonably expected to occur by) our Board, or a committee thereof, after the execution of the merger agreement by us and prior to such time as shareholder approval is obtained; provided, however, that in no event shall the following will not be considered to constitute an intervening event:
•
the receipt, existence or terms of an acquisition proposal or any matter relating to an acquisition proposal or consequence of an acquisition proposal;

•
solely any changes in our market price or trading volume; or

•
solely our meeting, failing to meet or exceeding published or unpublished revenue or earnings projections,

it being understood that with respect to the second and third bullets the facts or occurrences giving rise or contributing to such change or event may be taken into account when determining an intervening event to the extent otherwise satisfying this definition.
Shareholders Meeting
We have agreed, subject to any applicable legal restraints, to convene and hold a shareholders’ meeting for the purpose of the approval of the merger agreement by our shareholders, as promptly as practicable following clearance by the SEC of this proxy statement. We may not postpone, recess or adjourn the shareholders’ meeting except:
•
to the extent required by applicable law, including by the fiduciary duties of our Board;

•
to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that our Board has determined in good faith after consultation with outside legal counsel is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by our shareholders prior to the shareholders’ meeting; or

•
if as of the time for which the shareholders’ meeting is originally scheduled (as set forth in this proxy statement) there are insufficient shares of our common stock represented (either in person or by proxy) in order to obtain the shareholder approval;

provided, in the cases of the second and third bullets, that the date of the shareholders’ meeting is not postponed or adjourned more than an aggregate of thirty days.
We are required to hold the shareholders’ meeting regardless of whether our Board determines prior to the date of such meeting that the merger agreement is no longer advisable, recommends that our shareholders reject the merger agreement or effects a change of recommendation.

Efforts to Consummate the Merger; Regulatory Matters
We and Campbell have each agreed to, and have agreed to cause our respective subsidiaries to, use our respective reasonable best efforts to take, or cause to be taken all actions and to do, or cause to be done, all things necessary, proper or advisable under the merger agreement and applicable laws and regulations to consummate and make effective the merger and the other transactions contemplated by the merger agreement and to use their respective reasonable best efforts to cause the conditions to each party’s obligation to effect the merger to be satisfied as promptly as practicable after the date hereof and in any event prior to the end date, including:
•
preparing and filing, in consultation with the other party and as promptly as practicable and advisable after the date of the merger agreement, all documentation to effect all necessary applications, notices, petitions, filings, tax ruling requests and other documents and to obtain as promptly as practicable all consents, clearances, waivers, licenses, orders, registrations, approvals, permits, tax rulings and authorizations necessary or advisable to be obtained from any third party (including, any landlords or sublandlords in connection with our leased properties) and/or any governmental authority to consummate the transactions;

•
taking such steps as may be necessary or advisable to obtain all such material consents, clearances, waivers, licenses, registrations, permits, authorizations, tax rulings, orders and approvals; and

•
contesting and resisting any administrative or judicial action or proceeding instituted (or threatened in writing to be instituted), and taking all reasonable steps to lift or rescind any injunction or restraining order or other order, adversely affecting the ability of the parties to consummate the merger or any of the other transactions contemplated by the merger agreement.

Campbell and the Company shall, in order to permit the satisfaction of the conditions to the merger agreement as promptly as practicable and advisable,
•
propose, negotiate, commit to, effect and agree to, by consent decree, hold separate order or otherwise, the sale, divestiture, license, holding separate, and other disposition of and restriction on the businesses, assets, properties, product lines, and equity interests of, or changes to the conduct of business of, us or any of our subsidiaries) and take such action or actions that would in the aggregate have a similar effect,

•
create, terminate, or divest relationships, ventures, contractual rights or obligations of us or any of our subsidiaries, and

•
otherwise take or commit to take any action that would limit Campbell’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, of our or our subsidiaries’ businesses, assets, equity interests, product lines or properties;

provided that any such sales, divestitures, licenses, holdings, dispositions, restrictions, changes or similar effects are conditioned upon and become effective only from and after the effective time; provided, further, however, that nothing contained in the merger agreement shall require Campbell or us to take, or cause to be taken, or commit to take, or commit to cause to be taken, any divestiture, license, hold separate, sale or other disposition, of or with respect to assets, businesses or product lines of  (i) Campbell or any of its subsidiaries or (ii) us or any of our subsidiaries, if, in the case of us and our subsidiaries, doing so will have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on us. Without limiting the foregoing, in no event shall we (and we shall not permit our subsidiaries to) propose, negotiate, effect or agree to any such actions without the prior written consent of Campbell.
Financing of the Merger
Campbell’s and Merger Sub’s obligation to complete the merger is not conditioned upon its obtaining financing. Campbell anticipates that approximately $5.0 billion will be required to pay the aggregate cash portion of the merger consideration to our shareholder and to pay fees and expenses relating to the merger. Campbell intends to fund the cash component of the merger through sources of debt financing and cash on hand. In connection with entering into the merger agreement, Campbell entered into the debt commitment letter with the Commitment Parties. Pursuant to and subject to the terms of the debt commitment letter, the

Commitment Parties committed to provide to Campbell the bridge facility. On December 29, 2017, Campbell, the Commitment Parties and the lenders party thereto entered into a $1.2 billion unsecured term loan facility contemplated by the debt commitment letter, resulting in a corresponding, permanent reduction to the commitments with respect to the bridge facility. The proceeds of the term loans will be used to fund a portion of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby. The remaining portion of the bridge facility is anticipated to be replaced or refinanced by Campbell’s issuance of senior unsecured notes through a public offering or in a private placement.
Conditions to the Closing of the Merger
Our, Campbell’s and Merger Sub’s obligations to effect the merger are subject to the satisfaction or waiver of the following conditions:
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the approval of the merger agreement by our shareholders;

•
the expiration or termination of any waiting period applicable to the merger required under the HSR Act, which was satisfied on February 2, 2018 when the waiting period was terminated; and

•
the absence of outstanding judgment, injunction, order or decree of a competent governmental authority or other legal restraint or prohibition or other law that prohibits, enjoins or makes illegal the consummation of the merger or the transactions contemplated by the merger agreement.

Campbell’s and Merger Sub’s obligations to effect the merger are further subject to the satisfaction by us or waiver by them of the following conditions:
•
our representations and warranties regarding certain matters relating to our capitalization must be true and correct (except for de minimis inaccuracies) in all respects as of the date of the merger agreement and as of the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct (except for de minimis inaccuracies) as of such earlier date only);

•
our representations and warranties regarding certain matters relating to absence of certain changes and events must be true and correct in all respects as of the date of the merger agreement and as of the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date only);

•
our representations and warranties relating to our corporate authority to enter into the merger agreement, the approval of the merger agreement and certain other matters by our Board, our use of brokers and other advisors, the effect of anti-takeover statutes and the absence of a shareholder rights plan must be true and correct in all material respects, in each case, as of the date of the merger agreement and as of the closing date, as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date only);

•
our representations and warranties set forth in the merger agreement other than those listed above, disregarding all qualifications and exceptions contained in the merger agreement relating to materiality or material adverse effect or any correlative qualifiers contained therein, must be true and correct as of the date of the merger agreement and as of the closing date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date only), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have a Company Material Adverse Effect;

•
our performance, in all material respects, of all obligations required to be performed by us under the merger agreement at or prior to the closing date; and

•
Campbell’s receipt of a certificate dated as of the closing date and signed on our behalf by an authorized officer, stating that certain of the closing conditions have been satisfied.

Our obligations to effect the merger are subject to the further satisfaction by Campbell and/or Merger Sub or waiver by us of the following conditions:
•
Campbell’s and Merger Sub’s representations and warranties contained in the merger agreement (without giving effect to any “materiality”, “material adverse effect” or any correlative qualifiers contained therein) must be true and correct, except where the failure of any such representation and warranty to be so true and correct would not prevent, materially delay or materially impede the ability of Campbell and Merger Sub to consummate the transactions contemplated by the merger agreement, as of the date of the merger agreement and as of the closing date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

•
Campbell and Merger Sub must have performed in all material respects the obligations required to be performed by them under the merger agreement at or prior to the closing date; and

•
our receipt of a certificate dated as of the closing date and signed on behalf of Campbell and Merger Sub by an authorized officer, stating that certain of the closing conditions have been satisfied.

No party to the merger agreement may rely on the failure to satisfy any of the aforementioned conditions to excuse such party’s obligation to effect the merger if such failure was caused, in whole or in part, by such party’s breach or frustration of any provision of the merger agreement.
Termination of the Merger Agreement
The merger agreement may be terminated under the following circumstances:
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by our and Campbell’s mutual written consent;

•
by either Campbell or us, if:

•
the merger is not consummated by 11:59 p.m. (Eastern time) on September 18, 2018;

•
our shareholders do not approve the merger agreement at the shareholders meeting (or at any adjournment or postponement thereof) that we have held for such purpose; or

•
any outstanding judgment, injunction, order or decree of a competent governmental authority or other legal restraint or prohibition restraining, enjoining or otherwise prohibiting the consummation of the merger has become final and nonappealable;

but this right to terminate the merger agreement will not be available to any party whose breach or failure to fulfill any obligation under the merger agreement has been the primary cause of, or the primary factor that resulted in, the circumstance enabling termination.
•
by us, if:

•
at any time prior to the receipt of shareholder approval if  (i) our Board, or a committee thereof, authorizes us, subject to complying with the terms of the merger agreement, to enter into definitive transaction documentation providing for a superior proposal, (ii) immediately prior to or promptly after the termination of the merger agreement, we enter into definitive transaction documentation with respect to a superior proposal and (iii) immediately prior to such termination we pay to Campbell in immediately available funds any fees required to be paid pursuant to the termination provisions of the merger agreement;

•
at any time prior to the effective time if there has been a breach of any representation, warranty, covenant or agreement made by Campbell or Merger Sub in the merger agreement, or any such representation and warranty shall have become untrue after the date of the merger agreement, such that the conditions set forth in the merger agreement would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of  (i) thirty days after written notice thereof is given by us to Campbell and (ii) the date that is three business days prior to September 18, 2018; provided, however, that we shall not have the right to terminate the merger agreement at any time when we are in breach of the merger agreement and such breach would cause, or result in, the failure of any of the conditions set forth in the merger agreement to be satisfied; or
•
(i) all of the conditions set forth in the merger agreement have been and continue to be satisfied or waived (other than those conditions that by their nature cannot be satisfied other than at closing), (ii) we have confirmed by written notice to Campbell that we intend to terminate the merger agreement if Campbell and Merger Sub fail to consummate the transactions contemplated by the merger agreement when required and (iii) Campbell and Merger Sub fail to consummate the transactions contemplated by the merger agreement within two business days of the date the closing should have occurred.

•
by Campbell, if:

•
at any time prior to the effective time (i) our Board has effectuated a change of recommendation, (ii) our Board or any committee thereof  (A) shall not have rejected any acquisition proposal within two business days of the making thereof  (including, for these purposes, by taking no position with respect to the acceptance by our shareholders of a tender offer or exchange offer, which shall constitute a failure to reject such acquisition proposal) or (B) shall have failed to publicly reconfirm the merger recommendation within three business days after receipt of a written request from Campbell that it do so if such request is made following the making by any person of an acquisition proposal (provided that we shall not be required to reconfirm the merger recommendation more than once) or (iii) we shall have failed to comply in all material respects with our obligations under the merger agreement relating to the shareholder meeting and non-solicitation; provided, however, that Campbell may only exercise this termination right prior to receipt of shareholder approval; or

•
at any time prior to the effective time there has been a breach of any representation, warranty, covenant or agreement made by us in the merger agreement, or any such representation and warranty shall have become untrue after the date of the merger agreement, such that the conditions regarding accuracy of our representations and warranties and our performance of obligations under the merger agreement would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured before the earlier of (i) thirty days after written notice of such breach or failure is given by Campbell to us and (ii) the date that is three business days prior to September 18, 2018; provided, however, that Campbell will not have the right to terminate the merger agreement at any time when Campbell or Merger Sub is in breach of the merger agreement and such breach would cause, or result in, the failure of any of the conditions regarding accuracy of Campbell’s and Merger Sub’s representations and warranties and Campbell’s and Merger Sub’s performance of obligations under the merger agreement to be satisfied.

Fees and Expenses
Except as described below under “The Merger Agreement — Termination Fees,” all fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement will be paid by the party incurring such expenses whether or not the merger is consummated.
Termination Fees
The merger agreement provides for the payment of a termination fee in connection with a termination of the merger agreement under the following circumstances:
•
We will pay to Campbell $149 million:

•
on the date we consummate the acquisition proposal, if  (i) the merger agreement is terminated by Campbell or us pursuant to either the end date termination right or our failure to obtain the shareholder approval, or by Campbell pursuant to the termination right on the basis of a breach of a representation, warranty, covenant or agreement contained in the merger agreement by us, (ii) any person shall have publicly disclosed a bona fide acquisition proposal after the date of the merger agreement and prior to such termination, which acquisition proposal had not been publicly withdrawn (in the case of a termination for failure to obtain the shareholder approval, which acquisition proposal had not been withdrawn prior to the shareholders’ meeting), and (iii) within twelve months after such termination we shall have entered into a definitive agreement with respect to any acquisition proposal, which acquisition proposal is subsequently consummated (provided, that for purposes of determining whether we have to pay the termination fee the references to “20%” in the definition of  “acquisition proposal” will be deemed to be references to “50%”);
•
promptly but in no event later than three business days after the date of such termination if the merger agreement is terminated by Campbell pursuant to the recommendation change termination right; or

•
immediately prior to or concurrently with such termination, if we terminate the merger agreement in order to enter into a definitive agreement with respect to a superior proposal in accordance with the non-solicitation provisions in the merger agreement.

In no event will we be required to pay a termination fee on more than one occasion.
In the event that the merger agreement is terminated by us pursuant to a breach of any representation, warranty, covenant or agreement made by Campbell or Merger Sub or due to a failure of Campbell and Merger Sub to consummate the transactions contemplated by the merger agreement then Campbell will promptly, but in no event later than three business days after the date of such termination, pay or cause to be paid to us, in each case, an amount equal to $198.6 million. In no event will Campbell be required to pay this parent fee on more than one occasion.
Campbell will be required to pay or cause to be paid to us $50 million promptly, but in no event later than three business days after the date of such termination, if at the time of such termination the conditions to closing (other than those conditions that by their nature cannot be satisfied other than at closing) shall have been satisfied or waived in accordance with the merger agreement and the merger agreement is terminated by Campbell or us pursuant to the merger not having been consummated prior to the outside date, due to a failure to receive HSR Act clearance or the presence of any judgment, injunction, order or decree of a competent governmental authority or other legal restraint or prohibition restraining, enjoining or otherwise prohibiting the consummation of the merger due to the refusal by Campbell to divest, license, hold separate, sell or otherwise dispose of any of the assets, businesses or product lines of Campbell or any of its subsidiaries.
Our receipt of the parent fee or the regulatory termination fee from Campbell, if paid, will be the sole and exclusive remedy of us and our affiliates against Campbell, Merger Sub and any of their respective affiliates for any loss suffered with respect to of the failure of merger to be consummated or for a breach or failure to perform under the merger agreement or otherwise in the circumstances in which the parent fee or the regulatory termination fee is payable. Campbell’s receipt of the termination fee from us, if paid, will be the sole and exclusive remedy of Campbell, Merger Sub and their respective affiliates against us, our subsidiaries and any of our and their respective affiliates for any loss suffered with respect to the failure of merger to be consummated or for a breach or failure to perform under the merger agreement or otherwise in the circumstances in which the termination fee is payable.
Indemnification and Insurance
Campbell will, and will cause the surviving corporation to, indemnify, defend and hold harmless the present and former officers and directors of the Company and each of its subsidiaries (“indemnitees”), in respect of  (i) the fact that such person was a director or officer of the Company or its subsidiaries or served in certain positions at the request of the Company or its subsidiaries (ii) matters existing or occurring prior to the effective date, including the merger agreement and the contemplated merger, and (iii) certain acts or omissions occurring at or prior to the effective time of the merger, against any resulting losses, claims, damages, costs, expenses (including attorneys’ fees and disbursements), fines, liabilities, judgments and amounts that are paid in settlement, if such indemnitee is or is threatened to be made a party to any actual or threatened claim, in each case to the same extent as the indemnitees are indemnified as of the date of the merger agreement by the Company pursuant to applicable law, the Company’s and its subsidiaries’

organizational documents and indemnification agreements in existence as of the date of the merger agreement. The surviving corporation will assume, and Campbell will cause the surviving corporation and its subsidiaries to fulfill and honor in all respects, each indemnification agreement in effect between us or our subsidiaries and any indemnitee as set forth in the disclosure schedule that we delivered to Campbell in connection with the signing of the merger agreement and any indemnification provision, expense advancement provision and any exculpation provision set forth in our and our subsidiaries’ respective articles of incorporation or bylaws (or comparable organizational documents) as in effect on the date of the merger agreement.
In the event the surviving corporation consolidates with or merges into another entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its properties and assets to another person, Campbell will cause the successors and assigns of the surviving corporation to assume all indemnification and other obligations set forth above. In addition, if upon or following any merger, consolidation or sale of assets any indemnifying party is or becomes a direct or indirect subsidiary of another person, the ultimate parent entity of such indemnifying party shall guaranty the obligations of such indemnifying party set forth above.
We will, or if we are unable to, Campbell will cause the surviving corporation as of the effective time of the merger to, obtain and fully pay the premium for non-cancellable “tail” insurance policy with a claims period of at least six years from the effective time of the merger with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under our existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against any of our or our subsidiaries’ directors or officers. If we or the surviving corporation for any reason fail to obtain such “tail” insurance policies as of the effective time, the surviving corporation shall continue to maintain in effect, for a period of at least six years from and after the effective time, the directors and officers insurance in place as of the date of the merger agreement with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under our existing policies as of the date of the merger agreement, or the surviving corporation shall purchase comparable directors and officers insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in our existing policies as of the date hereof.
Benefits Matters
Under the merger agreement, Campbell, from the effective time through July 31, 2019, is required to provide employees of the Company who are employed at the effective time and remain employed by the Company, Campbell or their respective subsidiaries with (i) base salary or wages, annual cash bonus or cash incentive compensation opportunities and employee benefits that are in the aggregate no less favorable than what was provided to such employees immediately prior to the effective time (excluding the 2017 Enterprise Incentive Plan (but including the value of other equity compensation), deferred compensation and stock purchase plans) and (ii) severance benefits that are no less favorable than those described in the merger agreement.
In addition, Campbell shall provide that any employee benefit plan in which such employees are entitled to participate following the effective time (“Campbell Plans”) take into account for purposes of eligibility, vesting, accrual and level of benefits (subject to certain exclusions), service by such employees as if such service were with Campbell to the same extent such service was credited under a comparable plan of the Company. Additionally, with respect to Campbell Plans, Campbell shall cause there to be waived any eligibility requirements or pre-existing condition limitations and, in determining any deductible, co-insurance or maximum out-of-pocket limitations, give effect to amounts previously paid by such employees under similar plans maintained by the Company. The merger agreement provides that the Company and Campbell acknowledge that the effect of the merger shall be a “change in control” or “change of control” of the Company for purposes of any applicable Company employee benefit plan.
Campbell agrees to pay each participant in the Company’s 2018 annual cash incentive plans who is employed by the Company on the closing date of the merger the pro-rated amount of each such participant’s target incentive opportunity no later than 30 days following the closing date. Additionally, each cash performance award granted pursuant to the Company’s 2015, 2016 or 2017 Long-Term

Performance Incentive Plan for Officers and Key Managers that was outstanding as of the date of the merger agreement shall vest pro-rata based on the portion of the performance period that occurs prior to the closing date and all performance-based vesting conditions shall be deemed to have been satisfied at the greater of target or actual level of performance as of immediately prior to the effective time, and each cash performance award granted under the Company’s 2017 Enterprise Incentive Plan that was outstanding as of the date of the merger agreement and remains outstanding as of the effective time shall vest and be payable based on the actual level of performance for the quarter ending on or before the effective time, pro-rated as agreed upon by the parties in the merger agreement. In exchange for cancellation of each such cash performance award, each holder thereof as of the effective time shall be entitled to receive an amount in cash, without interest, equal to such cash performance award, less any required tax withholding.
Additional Agreements
Except as would violate applicable law or securities exchange rules, we and Campbell have agreed to consult with each other prior to making any press release or other public announcement with respect to the merger.
Except as would violate applicable law, we have agreed to give prompt notice to Campbell, and Campbell has agreed to give prompt notice to us, in writing of:
•
any notice or other communication received by such party from any governmental authority in connection with the transactions contemplated by the merger agreement or from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by the merger agreement,

•
any actions commenced or, to our knowledge or Campbell’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries that relate to the transactions contemplated by the merger agreement,

•
the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, causes or is reasonably likely to cause:

•
any representation or warranty contained in the merger agreement to be untrue or inaccurate in any material respect, or

•
a material failure of Campbell and Merger Sub, on the one hand, or us, on the other hand, as the case may be, to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied under the merger agreement, in each case, if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to result in any of the conditions to the obligations of us or Campbell and Merger Sub, as applicable, not being satisfied at the closing or satisfaction of those conditions being materially delayed in violation of any provision of the merger agreement.

We have also agreed with Campbell to consult and cooperate in the defense of any litigation against us, our subsidiaries and/or any of their respective directors or officers related to the merger or the other transactions contemplated by the merger agreement. While we have not agreed to give Campbell the right to direct the defense of any such litigation, we have agreed to obtain the prior written consent of Campbell prior to settling any such claim.
Extension, Waiver and Amendment of the Merger Agreement
We, Campbell and Merger Sub may amend the merger agreement at any time prior to the closing of the merger if agreed upon in writing by all of us. However, after the approval of the merger agreement by our shareholders, no amendment can be made that by law requires approval by our shareholders without obtaining such approval.
We, Campbell or Merger Sub may waive any inaccuracies in another parry’s representations and warranties, extend the time for performance of any of the obligations or acts of any other party to the merger agreement and waive compliance with any of the agreements contained in the merger agreement or, except as otherwise provided in the merger agreement, waive any of such party’s conditions, in each case if agreed upon in writing by all of us.

PROPOSAL NO. 2
ADJOURNMENT PROPOSAL
We are asking our shareholders to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement, which we refer to as the Adjournment Proposal. In that event, a vote on the Adjournment Proposal will be held and our shareholders will not be asked to vote to approve the merger agreement until such adjournment, if any. We do not intend to call a vote on the Adjournment Proposal if the proposal to approve the merger agreement has been approved at the special meeting.
In order to allow proxies that have been received by us at the time of the special meeting to be voted for the Adjournment Proposal, we are submitting the Adjournment Proposal to our shareholders as a separate matter for their consideration. This proposal asks our shareholders to authorize the holder of any proxy solicited by our Board on a discretionary basis to vote in favor of adjourning the special meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from our shareholders who have previously voted. If the special meeting is postponed or adjourned for any reason, including to solicit additional proxies, shareholders who have already sent in their proxies will be able to revoke them at any time prior to their use.
If it is necessary to adjourn the special meeting, then, unless the meeting will have been adjourned for a total of more than 120 days, no notice of such adjourned meeting is required to be given to shareholders, other than an announcement at the special meeting of the place, date and time to which the special meeting is adjourned. Even if a quorum is not present, shareholders who are represented at a meeting may approve an adjournment of the meeting.
Recommendation of Our Board
Our Board recommends that you vote “FOR” the Adjournment Proposal.

PROPOSAL NO. 3
ADVISORY VOTE ON MERGER-RELATED COMPENSATION PROPOSAL
As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, we are required to submit a proposal to our shareholders to approve, on a non-binding, advisory basis, the payment of certain compensation and benefits to our named executive officers that is based on or otherwise related to the merger, which they will or may become entitled to receive from the Company (or its successor), which we refer to as the Merger-Related Compensation Proposal. This merger-related compensation is summarized in the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger” beginning on page 53, including the footnotes and narrative disclosures in the subsection therein entitled “— Quantification of Payments and Benefits to the Company’s Named Executive Officers” beginning on page 58.
Our Board encourages you to review carefully the Merger-Related Compensation Proposal disclosed in this proxy statement.
Our Board recommends that our shareholders approve the following resolution:
“RESOLVED, that the shareholders of the Company hereby approve, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise related to the merger, and the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of the proxy statement titled “The Merger — Interests of Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to the Company’s Named Executive Officers,” including the related footnotes and narrative disclosures therein.”
The vote on the Merger-Related Compensation Proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement. Accordingly, you may vote to approve the merger agreement and vote not to approve the Merger-Related Compensation Proposal and vice versa. Because the vote on the Merger-Related Compensation Proposal is advisory only, it will not be binding on either the Company or Campbell. Accordingly, if the merger agreement is approved and the merger is completed, the compensation may be paid, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of our shareholders.
The above resolution approving the merger-related compensation of our named executive officers on an advisory basis will be approved if the votes cast in favor of the proposal exceed the votes cast in opposition.
Recommendation of Our Board
Our Board recommends that our shareholders vote “FOR” the Merger-Related Compensation Proposal.

APPRAISAL RIGHTS
Appraisal rights are statutory appraisal rights that, if applicable under the NCBCA, enable shareholders to demand that the Company pay the fair value for their shares as determined under the NCBCA instead of receiving the consideration offered to shareholders in connection with the merger. In accordance with Section 55-13-02 of the NCBCA, the holders of the Company’s common stock are not entitled to assert appraisal rights in connection with the merger.

MARKET PRICE AND DIVIDEND DATA
Our common stock is traded on the NASDAQ Global Select Market under the symbol “LNCE.” The following table describes the per share range of high and low sales prices, as reported by the NASDAQ Global Select Market, for shares of our common stock and dividends declared per share of our common stock for the quarterly periods indicated.
	Market Price for LNCE Common Stock		Dividends Declared Per Share
	High	Low
2016
First Quarter	$36.20	$27.93	$0.16
Second Quarter	$34.06	$28.92	$0.16
Third Quarter	$36.61	$32.99	$0.16
Fourth Quarter	$38.99	$33.18	$0.16
2017
First Quarter	$40.69	$36.71	$0.16
Second Quarter	$40.85	$31.03	$0.16
Third Quarter	$39.52	$33.83	$0.16
Fourth Quarter	$50.24	$34.46	$0.16
2018
First Quarter (through February 16, 2018)	$50.17	$49.85	$0.16
Under the terms of the merger agreement, from the date of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, the Company is permitted to continue paying its regular quarterly dividend of  $0.16 per share of our common stock per quarter. On February 7, 2018, our Board declared a dividend of  $0.16 per share, which will be paid on March 2, 2018 to shareholders of record as of the close of business on February 22, 2018.
On December 13, 2017, which was the last trading day prior to media reports regarding a potential transaction, our common stock closed at $39.41 per share. On February 16, 2018, which was the most recent practicable date before the filing of this proxy statement, our common stock closed at $49.95 per share. Shareholders are encouraged to obtain current market quotations for our common stock and to carefully review the other information contained in this proxy statement in considering whether to approve the merger agreement. As of February 16, 2018, there were 98,304,911 shares of our common stock outstanding held by approximately 4,605 holders of record.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of January 10, 2018 (or as of such other date as may be indicated) for:
•
each person, entity or group that is known to beneficially own more than five percent (5%) of our outstanding common stock;

•
each of our directors;

•
each of our executive officers identified as a “named executive officer” in this proxy statement; and

•
all of our current executive officers and directors as a group.

Unless otherwise indicated below, the address of these parties is 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277.
Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by footnote, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Securities that may be beneficially acquired within sixty (60) days of January 10, 2018, including shares subject to options that are exercisable and shares subject to restricted stock units that will vest within sixty (60) days of January 10, 2018, are deemed to be beneficially owned by the person or entity holding such securities for the purpose of computing ownership of such person or entity, but are not treated as outstanding for the purpose of computing the ownership of any other person or entity. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the closing of the merger or stock dividends that may be issued within sixty (60) days of January 10, 2018. The applicable percentages of beneficial ownership are based on 98,179,528 shares of common stock outstanding as of January 10, 2018 plus shares of common stock otherwise deemed outstanding under applicable SEC rules.
	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
Patricia A. Warehime(1)	14,255,237	14.5%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	8,931,466	9.1%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	6,887,578	7.0%
Jeffrey A. Atkins(4)	24,331	*
Peter B. Brubaker(5)	81,012	*
C. Peter Carlucci, Jr.(6)	90,352	*
John E. Denton	23,460	*
Brian J. Driscoll(7)	638,765	*
Andrea Frohning(8)	19,646	*
Lawrence V. Jackson(9)	8,331	*
James W. Johnston(10)	779,402	*
Carl E. Lee, Jr.(11)	1,143,798	1.2%
John T. Maples(12)	22,825
David C. Moran(13)	12,000	*
Alexander W. Pease(14)	27,405	*

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
Gail Sharps Myers(15)	15,731	*
Dan C. Swander(16)	20,331	*
Isaiah Tidwell(17)	32,740	*
All directors and executive officers as a group (16 persons)(18)	16,108,607	16.3%

*
Less than 1%

(1)
Based on Schedule 13D/A filed on January 22, 2018 by Patricia A. Warehime reporting shares held on December 18, 2017. The Schedule 13D/A reports that Patricia A. Warehime has sole power to vote 1,403,480 of such shares, sole power to dispose of 10,397,129 of such shares, 12,851,757 shared power to vote of such shares and no shared power to dispose of such shares. 300,000 of these shares are pledged as security.

On December 18, 2017, certain trusts affiliated with Ms. Warehime, together with the other the Warehime Holders, entered into a voting agreement with Campbell, pursuant to which the Warehime Holders agreed, among other things, to vote certain shares of Company common stock over which they have voting power in favor of the approval of the merger agreement and the transactions contemplated thereby, including the merger. See the section of this proxy statement entitled “The Merger — Voting Agreement.”
(2)
Based on Schedule 13G/A filed on January 23, 2018 by BlackRock, Inc. reporting shares held on December 31, 2017. The Schedule 13G/A reports that BlackRock, Inc. has sole power to vote 8,749,101 of such shares, sole power to dispose of 8,931,453 of such shares and no shared power to vote or dispose of any shares.

(3)
Based on Schedule 13G/A filed on February 12, 2018 by the Vanguard Group reporting shares held on December 31, 2017. The Schedule 13G/A reports that the Vanguard Group has sole power to vote 93,077 of such shares, sole power to dispose of 6,786,838 of such shares, 13,344 shared power to vote of such shares and 100,740 shared power to dispose of such shares.

(4)
Includes 24,331 shares vested but deferred until no longer serving as a director.

(5)
Includes 4,000 restricted shares and 61,012 shares held in a Revocable Trust of which Mr. Brubaker is the trustee.

(6)
Includes 4,000 restricted shares and 19,052 shares subject to exercisable options.

(7)
Includes 4,125 shares vested but deferred until no longer serving as a director and 509,214 shares subject to exercisable options.

(8)
Includes 3,099 restricted shares and 9,255 shares subject to exercisable options.

(9)
Includes 8,331 shares vested but deferred until no longer serving as a director.

(10)
Includes 717,134 shares held indirectly by Mr. Johnston’s wife as trustee and beneficiary of a family trust and 25,000 shares held in another trust for the benefit of Mr. Johnston’s wife. Mr. Johnston’s shares also include 37,518 shares vested but deferred until no longer serving as a director.

(11)
Includes 18,989 restricted shares and 824,449 shares subject to exercisable options. The listed holdings represent those held by Mr. Lee according to the Company’s Fiscal Year 2016 Proxy Statement. Due to Mr. Lee’s separation from the Company, the Company does not have access to Mr. Lee’s current holdings, if any.

(12)
Includes 3,198 restricted shares and 17,063 shares subject to exercisable options.

(13)
Includes 4,000 restricted shares.

(14)
Includes 4,425 restricted shares and 10,234 shares subject to exercisable options.

(15)
Includes 3,338 restricted shares and 8,731 shares subject to exercisable options.

(16)
Includes 8,331 shares vested but deferred until no longer serving as a director.

(17)
Includes 8,331 shares vested but deferred until no longer serving as a director.

(18)
Includes 607,179 shares subject to exercisable options held by current directors and executive officers.

SHAREHOLDER PROPOSALS
If the merger is completed, there will be no public shareholders of the Company and no public participation in any future meetings of our shareholders. However, if the merger is not completed, we will hold a 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). If the 2018 Annual Meeting is held, shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2018 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act and our advance notice bylaws, as described below.
If any shareholder wishes to present, in accordance with SEC Rule 14a-8, a proposal to the shareholders of the Company for inclusion in our proxy statement relating to the 2018 Annual Meeting, and the 2018 Annual Meeting is held within 30 calendar days of the anniversary of the 2017 annual meeting, the proposal must be submitted within 120 calendar days before the anniversary date of the Company’s proxy statement released to shareholders in connection with the 2017 annual meeting, or November 27, 2017. If the 2018 Annual Meeting is held on a date that is more than 30 calendar days before or after the anniversary of the 2017 annual meeting, the shareholder proposal must be received a reasonable time before the Company begins to print and mail its proxy solicitation materials for the 2018 Annual Meeting. Pursuant to SEC rules, submitting a proposal does not guarantee that it will be included in the proxy materials. Any such shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.
A shareholder who wishes to have a proposal considered at the 2018 Annual Meeting, if held, but does not seek to have the proposal included in our proxy materials for that meeting or who seeks to nominate a person(s) as a director must comply with the procedures specified by our bylaws. Pursuant to our bylaws, if the 2018 Annual Meeting is held within 30 days of the anniversary of the 2017 annual meeting, in order to be properly brought before the 2018 Annual Meeting, a shareholder’s notice of a proposal the shareholder wishes to present (other than a proposal brought pursuant to SEC Rule 14a-8), or a person or persons the shareholder wishes to nominate as a director, must be delivered to us at our principal executive offices not less than 75 and not more than 105 days before the first anniversary of the previous year’s annual meeting, or no earlier than January 18, 2018 and no later than February 16, 2018. In the event that the date of the annual meeting is advanced or delayed more than 30 days from such anniversary date, notice by the shareholder to be timely must be received not earlier than 105 days prior to such annual meeting and not later than 75 days prior to such advanced or delayed annual meeting. To be in proper form, such shareholder’s notice must include the specified information concerning the proposal or nominee as described in our bylaws. The presiding officer or chairman of the annual meeting of shareholders may refuse to accept any such proposal that is not in proper form or submitted in compliance with the procedures specified in our bylaws.
Shareholder proposals or notices of proposal should be directed to Secretary to the Board of Directors, Snyder’s-Lance, Inc., 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy statement. This procedure is intended to reduce our printing costs and postage fees.
If you or another shareholder of record with whom you share an address wish to receive a separate proxy statement, we will promptly deliver it to you if you request it by calling Broadridge Financial Solutions, Inc., toll-free in the United States at (866) 540-7095 or by writing to Broadridge Financial Solutions, Inc., Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you or another shareholder of record with whom you share an address are receiving multiple copies of the proxy statement, you can request to receive a single copy of these materials in the future by contacting Broadridge Financial Solutions, Inc. in the same manner as described above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at https:www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.
The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.
The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. We are incorporating by reference any document that we may file under Section 13(a), 13(c), 14 or 5(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting, provided, however, that we are not incorporating any information furnished under Item 2.02 or Item 7.01 of Form 8-K, except as otherwise specified herein. We also incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K, or the exhibits related thereto under Item 9.01):
•
our Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 28, 2017;

•
our Quarterly Report on Form 10-Q for the quarter ended April 1, 2017, filed on May 10, 2017;

•
our Quarterly Report on Form 10-Q for the quarter ended July 1, 2017, filed on August 9, 2017;

•
our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed on November 9, 2017;

•
our Current Reports on Form 8-K filed on February 13, 2017, April 17, 2017, May 5, 2017, June 27, 2017, June 28, 2017, August 4, 2017, August 21, 2017, September 26, 2017, October 4, 2017, November 3, 2017, December 18, 2017, January 26, 2018, January 30, 2018, February 5, 2018, February 9, 2018 and February 16, 2018.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.
Requests for copies of our filings should be directed to Snyder’s-Lance, Inc., 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, Attention: Corporate Secretary, or call us at (704) 554-1421, and should be made by March 16, 2018 in order to receive them before the special meeting. Electronic copies of our filings are available at our website http://ir.snyderslance.com/sec.cfm as well.
Shareholders should not rely on information other than that contained or incorporated by reference into this proxy statement. We have not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated February 20, 2018. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.
If you need additional copies of this proxy statement or the enclosed proxy card, or if you have questions about the proposals or how to vote your shares, you may also contact our proxy solicitor, Georgeson, by telephone (toll free) at (877) 255-0134.

OTHER MATTERS
Our Board is not aware of any matter to be presented for action at the special meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the shareholders properly come before the meeting, the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment on such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.
By order of the Board of Directors,
Brian J. Driscoll
President and Chief Executive Officer
Dated: February 20, 2018

Annex A

AGREEMENT AND PLAN OF MERGER
dated as of December 18, 2017

among
CAMPBELL SOUP COMPANY,
a New Jersey corporation,

TWIST MERGER SUB, INC.,
a North Carolina corporation,

and

SNYDER’S-LANCE, INC.,
a North Carolina corporation

A-i

A-ii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of December 18, 2017 (this “Agreement”), is among Campbell Soup Company, a New Jersey corporation (“Parent”), Twist Merger Sub, Inc., a North Carolina corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub,” and together with Parent, the “Buyer Parties”), and Snyder’s-Lance, Inc., a North Carolina corporation (the “Company”). Certain terms used in this Agreement are used as defined in Section 7.12.
WHEREAS, the respective boards of directors of each of Parent and Merger Sub have adopted, approved and declared advisable this Agreement (including the plan of merger (as such term is used in Section 55-11-01 of the North Carolina Business Corporation Act (the “NCBCA”)) (the “Plan of Merger”)), the Merger, and the other transactions contemplated by this Agreement, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the board of directors of the Company (the “Company Board”) has (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the Company and its shareholders, (b) adopted, approved and declared advisable this Agreement (including the Plan of Merger), the Merger and the other transactions contemplated by this Agreement, on the terms and subject to the conditions set forth in this Agreement, and (c) resolved to submit this Agreement to the shareholders of the Company and to recommend that the shareholders of the Company approve the Merger (such recommendation, the “Merger Recommendation”);
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement; and
WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition and inducement to Parent’s willingness to enter into this Agreement, certain shareholders of the Company are entering into an agreement with Parent, in substantially the form set forth on Exhibit A, to vote shares of Company Common Stock held by such shareholders in favor of the adoption of this Agreement (each a “Company Voting Agreement”).
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, Parent, Merger Sub, and the Company hereby agree as follows:
ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME
Section 1.1. The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the NCBCA, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger under the NCBCA (the “Surviving Corporation”, and such transactions, the “Merger”). At the Effective Time, as a result of the Merger, the name of the Surviving Corporation shall be Snyder’s-Lance, Inc.
Section 1.2. Closing.   Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. (New York City time) on the date that is the third (3rd) Business Day after the satisfaction or waiver, if permitted by applicable Law, of the conditions set forth in Article V (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), at the offices of Jenner & Block LLP, 919 Third Avenue, New York, New York 10022, unless this Agreement has been terminated pursuant to its terms or another time, date or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is referred to as the “Closing Date.”
Section 1.3. Effective Time.   Subject to the provisions of this Agreement, as soon as practicable on the Closing Date Parent and the Company shall (a) file with the Secretary of State of the State of North Carolina articles of merger, executed and acknowledged in accordance with and containing such information as is required by Section 55-11-05 of the NCBCA to effect the Merger (the “Articles of Merger”) and (b) on or after the Closing Date duly make all other filings and recordings required by the

NCBCA in order to effectuate the Merger. The Merger shall become effective at such time as the Articles of Merger have been duly filed with the Secretary of State of the State of North Carolina or at such later time as is agreed to by the parties hereto in writing and specified in the Articles of Merger in accordance with the relevant provisions of the NCBCA (the time at which the Merger becomes effective is herein referred to as the “Effective Time”).
Section 1.4. Effects of the Merger.   The Merger shall have the effects set forth in this Agreement and Section 55-11-06 NCBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, as provided under the NCBCA.
Section 1.5. Articles of Incorporation and Bylaws of the Surviving Corporation.   At the Effective Time, the articles of incorporation of the Company shall be amended, in the form attached hereto as Exhibit B, so that they shall be substantively identical to the articles of incorporation of Merger Sub as in effect as of immediately prior to the Effective Time (except that the name of the Surviving Corporation shall be “Snyder’s-Lance, Inc.” and with such modifications as may be required by Section 4.8) and shall be the articles of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or by applicable Law (subject to Section 4.8 hereof). At the Effective Time, the bylaws of the Company shall be amended and restated to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except that the name of the Surviving Corporation shall be “Snyder’s-Lance, Inc.” and with such modifications as may be required by Section 4.8) and shall be the bylaws of the Surviving Corporation (the “Bylaws”) until thereafter amended as provided therein or by applicable Law (subject to Section 4.8 hereof).
Section 1.6. Directors and Officers of the Surviving Corporation.   The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately following the Effective Time, and the officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately following the Effective Time, in each case until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation. At the Effective Time, the directors and officers of the Company immediately prior to the Effective Time shall cease to be the directors and officers of the Company.
Section 1.7. Plan of Merger.   Article I and Article II hereof and, solely to the extent necessary under the NCBCA, the other provisions of this Agreement shall constitute a “plan of merger” for the purposes of the NCBCA, including Section 55-11-01 thereof.
ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES; CLOSING PAYMENTS
Section 2.1. Effect on Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any holders of any securities of the Company or the sole shareholder of Merger Sub:
(a) Merger Consideration.   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than (i) shares of Company Common Stock owned directly by Parent or Merger Sub immediately prior to the Effective Time and (ii) shares of Company Common Stock owned by any direct or indirect wholly owned Subsidiary of the Company immediately prior to the Effective Time (together with the shares of Company Common Stock referred to in the immediately preceding clause (i), the “Excluded Shares”), in each case of clause (i) and clause (ii) of this Section 2.1(a) other than shares of Company Common Stock held in trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties, shall be automatically converted into the right to receive $50.00 in cash (the “Per Share Merger Consideration”), payable to the holder thereof, without interest, in the manner set forth in Section 2.2. At the Effective Time, all of the shares of Company Common Stock that have been converted into the right to receive the Per Share Merger Consideration shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate and uncertificated interest formerly representing any shares of Company Common Stock (other than Excluded Shares) shall thereafter represent only the right to receive the Per Share Merger Consideration for each such share of Company Common Stock, payable without interest, in accordance with this Section 2.1 and Section 2.2.
(b) Excluded Shares.   Each Excluded Share issued and outstanding immediately prior to the Effective Time as described in clause (i) of Section 2.1(a) shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist. Each Excluded Share issued and outstanding immediately prior to the Effective Time as described in clause (ii) of Section 2.1(a) shall be converted into such number of shares of stock of the Surviving Corporation such that each direct or indirect wholly owned Subsidiary of the Company that owned capital stock in the Company immediately prior to the Effective Time shall own the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the Effective Time without any payment of consideration therefor.
(c) Capital Stock of Merger Sub.   Each share of common stock, par value $0.01 per share, of Merger Sub (the “Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation, or such higher number of such shares as may be necessary to give effect to the second sentence of Section 2.1(b).
Section 2.2. Exchange of Certificates.
(a) Paying Agent.   Prior to the Closing Date, Parent and Merger Sub shall enter into an agreement (in a form reasonably acceptable to the Company) with a paying agent reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment of the Per Share Merger Consideration. Prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Paying Agent for the benefit of the record holders of Company Common Stock (other than Excluded Shares), a cash amount in immediately available funds necessary and sufficient for the Paying Agent to make all payments under Section 2.1(a) (such cash amount being hereinafter referred to as the “Exchange Fund”). The Exchange Fund shall not be used for any purpose other than as set forth in this Article II. The Paying Agent shall invest the Exchange Fund as directed by Parent solely in (i) direct short-term obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) commercial paper rated P-1 or A-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, (iv) in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion, (v) in money market funds having a rating in the highest investment category granted by a nationally recognized credit rating agency at the time of acquisition or (vi) a combination of any of the foregoing, provided that, in any such case, no such instrument shall have a maturity exceeding three months. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the aggregate amounts payable under Section 2.1(a) shall be returned to Parent in accordance with Section 2.2(d). No such investment or losses thereon shall relieve Parent, the Surviving Corporation or the Paying Agent from making the payments required by this Article II or affect the amount of Per Share Merger Consideration payable to holders of Company Common Stock, and to the extent that there are any losses with respect to any such investments, or the Exchange Fund diminishes for any reason below the level required for the Paying Agent to make prompt cash payment under Section 2.1(a), Parent shall promptly provide additional cash to the Paying Agent to add to the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make such payments under Section 2.1(a). Parent shall pay all charges and expenses of the Paying Agent in connection with the exchange of Company Common Stock for the Per Share Merger Consideration.
(b) Exchange Procedures.   Promptly after the Effective Time and in any event not later than the third (3rd) Business Day following the Effective Time, the Surviving Corporation shall cause to be mailed to each record holder, as of the Effective Time, of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (each, a “Certificate”), which have converted into the right to receive the Per Share Merger Consideration with respect thereto pursuant to Section 2.1, a form of letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon proper delivery of such Certificates to the Paying Agent) and instructions for use in effecting the surrender of the Certificates. Upon surrender to the Paying Agent of a Certificate, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the Paying Agent shall issue and deliver to the holder of such Certificate, by check or wire transfer (as specified in the letter of transmittal), a cash amount (less any required Tax withholdings as provided in Section 2.6) equal to the product of  (i) the Per Share Merger Consideration and (ii) the number of shares of Company Common Stock formerly represented by such Certificate and such Certificate shall then be canceled. Promptly after the Effective Time and in any event not later than the third (3rd) Business Day following the Effective Time, the Paying Agent shall issue and deliver to each holder, as of the Effective Time, of interest formerly representing uncertificated shares of Company Common Stock that were represented by book-entry (“Book-Entry Shares”), which have converted into the right to receive the Per Share Merger Consideration with respect thereto pursuant to Section 2.1, a check or wire transfer for an amount of cash (less any required Tax withholdings as provided in Section 2.6) equal to the product of  (A) the Per Share Merger Consideration and (B) the number of such Book-Entry Shares, without such holder being required to deliver a Certificate or an executed letter of transmittal to the Paying Agent. No interest shall be paid or accrued for the benefit of holders of the shares of Company Common Stock on the Per Share Merger Consideration payable in respect thereof. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, it shall be a condition of payment that such Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or such Book-Entry Share shall be properly transferred and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Per Share Merger Consideration to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the reasonable satisfaction of the Surviving Corporation that such Tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Per Share Merger Consideration as contemplated by Section 2.1.
(c) Transfers.   From and after the Effective Time, there shall be no transfers of shares of the Company Common Stock on the stock transfer books of the Company. If, after the Effective Time, any Certificate is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and, subject to compliance with the procedures set forth in Section 2.2(b), exchanged for the cash amount to which the holder thereof is entitled pursuant to this Article II (less any required Tax withholdings as provided in Section 2.6) to be paid in the manner specified in the letter of transmittal to an account designated by such holder.
(d) Termination of Exchange Fund.   At any time after the date that is twelve (12) months after the Closing Date, Parent shall be entitled to require the Paying Agent to deliver to it any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the holders of shares of Company Common Stock (other than Excluded Shares) issued and outstanding immediately prior to the Effective Time. Any holder of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) who has not theretofore complied with this Article II shall thereafter look only to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar laws) for payment of the amount to which such holder is entitled as a result of the Merger (upon due surrender of such holder’s shares of Company Common Stock in accordance with the terms hereof), without any interest thereon.
(e) Lost, Stolen or Destroyed Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in customary amount and upon such terms as may be reasonably required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation or the Paying Agent with respect to such Certificate, the Paying Agent (or, if subsequent to the termination of the Exchange Fund and subject to Section 2.2(d), Parent) will deliver, in exchange for shares of Company Common Stock (other than Excluded Shares) represented by such lost, stolen or destroyed Certificate, an amount in cash (less any required Tax withholdings as provided in Section 2.6) equal to the product of  (i) the number of shares of Company Common Stock (other than Excluded Shares) represented by such lost, stolen or destroyed Certificate and (ii) the Per Share Merger Consideration.
Section 2.3. Treatment of Equity Awards.
(a) Options.   Prior to the Effective Time, the Company shall take all actions necessary to provide that each option to purchase shares of Company Common Stock granted pursuant to the Company Equity Plans or otherwise (other than pursuant to the ASPP) (each, an “Option”) that is outstanding immediately prior to the Effective Time shall, as of immediately prior to the Effective Time, vest in accordance with the terms and conditions applicable to the Option such that (i) all time-vesting Options shall fully vest (to the extent unvested) and (ii) all performance-vesting Options granted under the Company’s 2017 Enterprise Incentive Plan shall vest based on the actual level of performance for the quarter ending on or before the Effective Time, pro-rated based on the proration schedule set forth in Section 2.3(a) of the Company Disclosure Schedule. Prior to the Effective Time, the Company shall take all actions necessary to provide that that each Option that is outstanding and vested as of the Effective Time, shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holder of that Option or any other Person, be cancelled and terminated and converted at the Effective Time into the right to receive from Parent and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, but no later than thirty (30) days following the Effective Time, an amount in cash, without interest, equal to the product of  (i) the aggregate number of shares of Company Common Stock subject to such Option, multiplied by (ii) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Option, less any Taxes required to be withheld in accordance with Section 2.6. For the avoidance of doubt, if there is no excess under subsection (ii), then the holder of such Option shall not be entitled to receive any amounts under this Section 2.3(a) and such Option shall be cancelled and terminated in accordance with this Section 2.3(a).
(b) Restricted Stock.   Prior to the Effective Time, the Company shall take all actions necessary to provide that at the Effective Time, each outstanding award of restricted stock in respect of shares of Company Common Stock granted under a Company Equity Plan or otherwise (each, a “Restricted Stock Award”) shall fully vest (to the extent unvested) such that (i) all time-based restrictions shall lapse in accordance with such Restricted Stock Award’s applicable terms and conditions, and (ii) all performance-vesting Company Restricted Stock Awards granted under the Company’s 2017 Enterprise Incentive Plan shall vest and be payable based on the actual level of performance for the quarter ending on or before the Effective Time, pro-rated based on the proration schedule set forth in Section 2.3(a) of the Disclosure Schedule. Upon such vesting, each share of Company Common Stock underlying each Restricted Stock Award shall be treated as Company Common Stock for all purposes of this Agreement, with any applicable Taxes withheld in accordance with Section 2.6.
(c) Restricted Stock Units.   Prior to the Effective Time, the Company shall take all actions necessary to provide that each award of restricted stock units (including any performance-vesting restricted stock units) in respect of shares of Company Common Stock granted under a Company Equity Plan or otherwise (each, a “Company RSU”) that is outstanding immediately prior to the Effective Time shall, as of immediately prior to the Effective Time, vest in accordance with the terms and conditions applicable to the Company RSU such that (i) all time-vesting Company RSUs shall fully vest (to the extent unvested) and all time vesting restrictions shall lapse and (ii) all performance-vesting Company RSUs shall vest and be payable assuming all performance-vesting conditions have been satisfied at the target level of performance, pro-rated based on the number of days in the performance period preceding the Closing Date. Prior to the Effective Time, the Company shall take all actions necessary to provide that each Company RSU that is outstanding and vested as of the Effective Time shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder such Company RSU, be cancelled and, in exchange for the cancellation of each Company RSU, each holder thereof as of the Effective Time shall be entitled to receive from Parent and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time but no later than thirty (30) days following the Effective Time, an amount in cash, without interest, equal to the product of  (x) the Per Share Merger Consideration multiplied by (y) the number of shares of Company Common Stock subject to the Company RSU, less any Taxes required to be withheld in accordance with Section 2.6.
(d) Associate Stock Purchase Plan.   As soon as practicable following the date of this Agreement and in any event prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the ASPP) shall adopt such resolutions or take such other actions as may be required so that (i) participation in the Company’s 2012 Associate Stock Purchase Plan (the “ASPP”) shall be limited to those employees who are participants on the date of this Agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of this Agreement, and (iii) the ASPP shall terminate, effective upon the first purchase date following the date of this Agreement, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ASPP).
(e) Company Actions.   Prior to the Effective Time, the Company shall, in consultation with Parent, make any amendments to the terms of the Company Equity Plans and the ASPP and obtain any consents from holders of Equity Based Awards that, in each case, are necessary to give effect to the transactions contemplated by this Section 2.3 and, notwithstanding anything to the contrary, payment may be withheld in respect of any Equity Based Award until any necessary consents in respect of such Equity Based Award are obtained. Without limiting the foregoing, the Company shall take all actions necessary to ensure that the Company will not at the Effective Time be bound by any Equity Based Awards or any warrants or other rights or agreements (other than this Agreement) which would entitle any Person, other than Parent and its Subsidiaries, to own any capital stock of the Surviving Corporation or to receive any payment in respect thereof. Prior to the Effective Time, the Company shall take all actions necessary to terminate all its Company Equity Plans, such termination to be effective at or before the Effective Time. For purposes of this Agreement, “Company Equity Plans” shall mean the following plans of the Company: Snyder’s-Lance, Inc. 2008 Director Stock Plan, Snyder’s-Lance, Inc. 2014 Director Stock Plan, Lance, Inc. 2007 Key Employee Incentive Plan, Snyder’s of Hanover, Inc. Non-Qualified Stock Option Plan, Snyder’s-Lance, Inc. 2012 Key Employee Incentive Plan, Snyder’s-Lance, Inc. 2016 Key Employee Incentive Plan, Diamond Foods, Inc. 2015 Equity Incentive Plan, and Diamond Foods, Inc. 2005 Equity Incentive Plan.
Section 2.4. Adjustments to Prevent Dilution.   Notwithstanding any provision of this Article II to the contrary (and without in any way limiting the covenants in Section 4.2 hereof), if between the date of this Agreement and the Effective Time the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of, or record date for, any share dividend or distribution, subdivision, reclassification, recapitalization, share split (including a reverse share split), merger, combination, issuer tender or exchange offer, or other similar transaction, the Per Share Merger Consideration shall be equitably adjusted, without duplication, to provide to the holders thereof the same economic effect as contemplated by this Agreement prior to such event.
Section 2.5. No Liability.   To the fullest extent permitted by applicable Law, none of the parties to this Agreement, the Surviving Corporation or the Paying Agent will be liable to any shareholders of the Company or other Person in respect of any cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Laws.
Section 2.6. Withholding Rights.   Each of Parent, the Company, the Surviving Corporation and the Paying Agent (without duplication) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to the transactions contemplated by this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”) and the rules and regulations promulgated thereunder or any other applicable state, local or non-U.S. Tax Law and shall timely remit any amounts so withheld to the applicable Governmental Authority. To the extent that amounts are so withheld and timely paid over to the appropriate Governmental Authority by Parent, the Company, the Surviving Corporation or the Paying

Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Persons otherwise entitled to the payment in respect of which such deduction and withholding was made by Parent, the Company, the Surviving Corporation or the Paying Agent, as the case may be.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
Section 3.1. Representations and Warranties of the Company.   The Company represents and warrants to Parent and Merger Sub that except as set forth in (i) the disclosure schedule delivered by the Company to Parent simultaneously with the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any Section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other Section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent) or (ii) any reports, schedules, forms, prospectuses, and registration, proxy and other statements, all documents filed on a voluntary basis on Form 8-K under the Exchange Act, and in each case including all financial statements included therein, exhibits and schedules thereto and documents incorporated by reference therein (in each case including any amendments or supplements thereto) filed with or furnished to the United States Securities and Exchange Commission (the “SEC”) on or after January 1, 2017 and publicly available at least two (2) Business Days prior to the date of this Agreement, and excluding any disclosures set forth in any “risk factor” section or market risk section, and in any section relating to forward-looking, safe harbor, or similar statements in such Company SEC Documents filed with or furnished to the SEC):
(a) Organization, Standing and Corporate Power.
(i) The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of North Carolina and has all requisite corporate power and authority necessary to own or lease all of its properties and assets and to carry on its business as it is now being conducted and as currently proposed by its management to be conducted and is duly licensed or qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so organized, existing, qualified or in good standing in such jurisdiction would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii) Section 3.1(a)(ii) of the Company Disclosure Schedule lists all Subsidiaries of the Company together with (A) the jurisdiction of organization of each such Subsidiary, (B) for each such Subsidiary that is not wholly owned (directly or indirectly) by the Company, the number of issued and outstanding shares of capital stock or share capital, the record owner(s) thereof and the number of issued and outstanding shares of capital stock or share capital beneficially owned by the Company, and (C) the Company’s or its Subsidiaries’ capital stock, equity interest or other direct or indirect ownership interest in any other Person other than the Company or any Subsidiary. No Subsidiary of the Company owns any shares of Company Common Stock. All (or, in the case of a Subsidiary that is not wholly-owned, the Company’s ownership interests as disclosed in Section 3.1(a)(ii)(C) of the Company Disclosure Schedule) of the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary have been validly issued, were issued free of pre-emptive rights and are fully paid and non-assessable, and are free and clear of all Liens (other than Permitted Liens). Each of the Company’s Subsidiaries is a corporation or other business entity duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of its state or other jurisdiction of incorporation or organization and has all requisite corporate or other company power and authority necessary to own or lease all of its properties and assets and to carry on its business as it is now being conducted and as currently proposed by its management to be conducted, except where the failure to be so existing or organized in such jurisdiction would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(iii) The Company has made available to Parent, or publicly filed with the SEC, true, correct and complete copies of its articles of incorporation and bylaws, as amended (the “Company Charter Documents”) and true, correct and complete copies of the charters, bylaws or equivalent organizational documents of its “significant subsidiaries” (as such term is defined in Section 1.02 of Regulation S-X under the Exchange Act) as in effect on the date of this Agreement (collectively, the “Subsidiary Documents”). The Company Charter Documents and the Subsidiary Documents are in full force and effect as of the date of this Agreement, the Company is not in violation of any of the provisions of the Company Charter Documents, and the Company’s Subsidiaries are not in violation (other than immaterial violations) of any of the provisions of the Subsidiary Documents.
(b) Capitalization.
(i) The authorized capital stock of the Company consists of 110,000,000 shares of Company Common Stock and 5,000,000 preferred shares, par value $1 per share (“Company Preferred Stock”). At the close of business on December 15, 2017, 97,237,528 shares of Company Common Stock were issued and outstanding. At the close of business on December 15, 2017, (A) 4,336,241 shares of Company Common Stock were issuable upon the exercise of outstanding Options, (B) 352,333 shares of Company Common Stock were issued as Restricted Stock Awards and (C) 244,993 shares of Company Common Stock were subject to outstanding Company RSUs, (D) 2,455,597 shares of Company Common Stock reserved for future awards under the Company Equity Plans, (E) 477,450 shares of Company Common Stock reserved for future issuance under the ASPP, (F) no shares of Company Preferred Stock were issued or outstanding and (G) no other shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. All outstanding shares of Company Common Stock are, and shares of Company Common Stock reserved for issuance with respect to Equity Based Awards and the ASPP, when issued in accordance with the respective terms thereof, will be, duly authorized and validly issued and are, or will be when issued in accordance with the respective terms thereof, fully paid, nonassessable and free of preemptive rights, purchase option, call or right of first refusal or similar rights. Included in Section 3.1(b)(i) of the Company Disclosure Schedule is a true, correct and complete list, as of December 8, 2017, of all outstanding Options or other rights to purchase or receive shares of Company Common Stock granted under the Company Equity Plans or otherwise (in each case, other than the ASPP), including any restricted stock units, restricted shares, performance units, performance shares, stock appreciation rights, “phantom” equity or similar securities or rights that are derivative of, or provide economic benefits based directly or indirectly on the value or price of any capital stock of, or other voting securities of, or ownership interest in the Company or any Subsidiary (in each case, other than the ASPP) (collectively, the “Equity Based Awards”) and, including for each such Equity Based Award, the number of shares of Company Common Stock subject thereto, the name of the holder, date of grant, term, and, where applicable, exercise price and vesting schedule. Since December 8, 2017 the Company has not issued any shares of its capital stock, voting securities or equity interests, or any securities convertible into or exchangeable or exercisable for any shares of its capital stock, voting securities or equity interests, other than pursuant to the outstanding Equity Based Awards referred to above in this Section 3.1(b)(i). Except (X) as set forth above in this Section 3.1(b)(i) or (Y) as otherwise expressly permitted by Section 4.2 hereof, as of the date of this Agreement there are not, and as of the Effective Time there will not be, any shares of capital stock, voting securities or equity interests of the Company issued and outstanding or any subscriptions, options, warrants, calls, convertible or exchangeable securities, rights, commitments or agreements of any character providing for the issuance of any shares of capital stock, voting securities or equity interests of the Company, including any representing the right to purchase or otherwise receive any shares of Company Common Stock.
(ii) Except as disclosed in Section 3.2(b)(ii) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries has issued or is bound by any outstanding subscriptions, options, warrants, puts, calls, rights, understandings, claims, profits interests, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, undertakings or other commitments of any character providing for the issuance, transfer, sale or other disposition of any shares of capital stock, voting securities or equity interests of any Subsidiary of the Company, nor are there outstanding any securities that are convertible into or exchangeable for any shares of capital stock, voting security or other equity interest of any Subsidiary of the Company. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock, voting securities or equity interests (or any options, warrants or other rights to acquire any shares of capital stock, voting securities or equity interests) of the Company or any of its Subsidiaries or any predecessor thereof.
(iii) All Equity Based Awards and any rights under the ASPP, may, by their terms, be treated in accordance with Section 2.3. No holder of any Equity Based Award or right under the ASPP is entitled to any treatment of such Equity Based Award or right under the ASPP other than as provided with respect to such Equity Based Award or right under the ASPP in Section 2.3, and after the Effective Time no holder of an Equity Based Award or right under the ASPP (or former holder of an Equity Based Award or right under the ASPP) or any current or former participant in the Company Equity Plans or any other Company Plan shall have the right thereunder to acquire any capital stock of the Company or any other equity interest therein (including phantom shares or stock appreciation rights). Each Equity Based Award was granted in compliance in all material respects with all applicable Laws and all of the terms and conditions of the Company Equity Plan pursuant to which it was issued and, to the extent applicable, has an exercise price that equaled or exceeded the fair market value of a share of Company Common Stock on the date of grant of such Equity Based Award.
(iv) Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Shareholders on any matter.
(c) Authority; Noncontravention.
(i) The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the affirmative vote or written consent of the holders of Company Common Stock as required under the Company Charter Documents, to approve this Agreement and to consummate the Merger (the “Company Shareholder Approval”), to perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the Transactions, have been duly authorized and approved by the Company Board, and except for obtaining the Company Shareholder Approval for the approval of this Agreement and consummation of the Merger, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the Transactions. The Company Shareholder Approval is the only approval of any class or series of the Company’s share capital or other securities necessary to approve or adopt this Agreement and the transactions contemplated hereby, including the Merger. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (A) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (B) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).
(ii) The Company Board, at a meeting duly called and held at which all of the disinterested directors of the Company Board were present in person or by telephone in compliance with the applicable provisions of the NCBCA, duly adopted resolutions (A) determining that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the Company and its shareholders; (B) adopting, approving and declaring advisable this Agreement (including the Plan of Merger), the Merger and the other transactions contemplated by this Agreement, on the terms and subject to the conditions set forth in this Agreement; (C) resolving to make the Merger Recommendation; (D) taking all corporate action required to be taken by the Company Board to authorize and approve the consummation of the Transactions; and (E) resolving to submit this Agreement for approval of the shareholders of the Company at the Company Shareholders’ Meeting. No further corporate action is required by the Company Board in order for the Company to approve this Agreement or the Transactions, including the Merger, other than any corporate action required to perform obligations required hereunder prior to the Effective Time, including under Section 2.3 and Section 4.11.
(iii) Except as disclosed in Section 3.1(c)(iii) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the Transactions, nor compliance by the Company with any of the terms or provisions hereof, will: (A) conflict with or violate any provision of the Company Charter Documents; (B) result in any violation or breach of, or constitute any default (with or without notice or lapse of time, or both) under, or result in the creation of any Lien under any Material Contract, or give rise to a right of termination, cancellation or acceleration of any obligation or a loss of a benefit under, or require that any Consent be obtained with respect to, any Material Contracts; or (C) assuming that the authorizations, consents and approvals referred to in Section 3.1(c)(iii) and the Company Shareholder Approval are obtained and the filings referred to in Section 3.1(c)(iii) are made, violate any Law, judgment, writ or injunction of any Governmental Authority applicable to the Company or any of its respective properties or assets, except, in the case of clauses (B) and (C) above, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d) Governmental Approvals.   Except for (i) the filing with the SEC of a proxy statement relating to the Company Shareholders’ Meeting (as amended or supplemented from time to time, the “Company Proxy Statement”), and other filings required in connection with the Merger under, and compliance with other applicable requirements of, the Exchange Act, and the NASDAQ Stock Market Rules, and filings under state securities or “blue sky” laws or foreign securities Laws, (ii) the filing of the Articles of Merger with the Secretary of State of the State of North Carolina and (iii) filings required under, and compliance with other applicable requirements of, the HSR Act and any other Antitrust Laws, no material consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions.
(e) Company SEC Documents; Undisclosed Liabilities.
(i) The Company has timely filed or furnished all reports, schedules, forms, prospectuses, and registration, proxy and other statements, including any amendments or supplements thereto, required to be filed with or furnished to the SEC on or after July 1, 2015, as have been supplemented, modified or amended since the time of filing (collectively and together with all documents filed on a voluntary basis on Form 8-K under the Exchange Act, and in each case including all financial statements included therein, exhibits and schedules thereto and documents incorporated by reference therein, the “Company SEC Documents”). None of the Company’s Subsidiaries currently is, or has since becoming a Subsidiary of the Company been, required to file periodic reports with the SEC pursuant to the Exchange Act. As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), the Company SEC Documents complied in all material respects with the requirements of the Exchange Act, the Securities Act, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations of the SEC thereunder, as the case may be, each as in effect on the date such Company SEC Document was filed, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(ii) The consolidated financial statements of the Company included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as indicated in the notes thereto) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
(iii) The Company has made available to Parent true and complete copies of all comment letters from the staff of the SEC relating to the Company SEC Documents and all written responses of the Company thereto through the date of this Agreement.
(iv) The Company is in compliance in all material respects with the applicable listing and governance rules and regulations of NASDAQ Stock Market.
(v) The Company has established and maintains internal control over financial reporting and disclosure controls and procedures (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act); such disclosure controls and procedures are reasonably designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s principal executive officer, its principal financial officer or those individuals responsible for the preparation of the consolidated financial statements of the Company included in the Company SEC Documents to allow timely decisions regarding required disclosure; and such disclosure controls and procedures are sufficient to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. The Company has disclosed, based on its most recent evaluation of its disclosure controls and procedures and internal control over financial reporting prior to the date hereof, to the Company’s auditors and the audit committee of the Company Board (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since July 1, 2015, none of the Company, the Company Board or the audit committee of the Company Board has received any written notification of any matter set forth in the preceding clause (A) or (B). The Company has made available to Parent a summary of any such disclosure made by management of the Company to its auditors and audit committee on or after July 1, 2015. Since July 1, 2015, the Company has not had any material dispute with its independent public auditor regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. As of the date of this Agreement, to the Company’s Knowledge, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC comment.
(vi) As of the date of this Agreement, to the Knowledge of the Company, there are no pending SEC inquiries or investigations, other governmental inquiries or investigations or internal investigations pending or threatened, in each case regarding any accounting practices of the Company. At no time since July 1, 2015, has there been any internal investigation of the Company or any of its Subsidiaries regarding revenue recognition or other accounting or auditing issues discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel or similar legal officer, the Company Board or any committee thereof.
(vii) Neither the Company nor any of its Subsidiaries has any liabilities or obligations of the type required to be disclosed in the liabilities column of a balance sheet prepared in accordance with GAAP, except liabilities (A) as and to the extent reflected or reserved against on the unaudited balance sheet of the Company and its Subsidiaries as of September 30, 2017 (the

“Balance Sheet Date”) (including the notes thereto), included in the Company SEC Documents filed by the Company and publicly available prior to the date of this Agreement (the “Filed Company SEC Documents”), (B) arising in connection with this Agreement and the Transactions, (C) incurred after the Balance Sheet Date in the ordinary course of business or (D) that, individually or in the aggregate, do not and would not reasonably be expected to have a Company Material Adverse Effect.
(viii) Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC (“Regulation S-K”)), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or any Company SEC Documents.
(f) Absence of Certain Changes or Events.   Since December 31, 2016, no event or events or development or developments have occurred that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect that is continuing. Since the Balance Sheet Date, the Company and its Subsidiaries have carried on and operated their respective businesses in all material respects in the ordinary course of business consistent with past practice (other than the negotiation, and preparation to enter into, this Agreement and the transactions contemplated hereby), and there has not been any action taken by the Company or any of its Subsidiaries that, if taken by the Company or any of its Subsidiaries during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of, or would require consent of Parent under any of Section 4.2(b), Section 4.2(e), Section 4.2(l) or Section 4.2(m). Without limiting the foregoing, since the Balance Sheet Date, there has not occurred any damage, destruction or loss (whether or not covered by insurance) of any asset of the Company or any of its Subsidiaries, that has had, or would reasonably be expected to have, a Company Material Adverse Effect.
(g) Legal Proceedings.   Except as disclosed in Section 3.1(g) of the Company Disclosure Schedule, as of the date of this Agreement there is no pending or, to the Knowledge of the Company, threatened legal, administrative, arbitral or other proceeding, claim, suit or action against, or governmental or regulatory investigation of, the Company, any of its Subsidiaries or any Company Plan that has had, or that would reasonably be expected to have, if decided adversely to the Company, a Company Material Adverse Effect, nor is there any injunction, order, judgment, ruling or decree imposed upon the Company or any of its Subsidiaries by or before any Governmental Authority that has had, or would reasonably be expected to have, a Company Material Adverse Effect.
(h) Compliance with Laws.   The Company and its Subsidiaries are and since July 1, 2015 have been in compliance with all Laws (including Environmental Laws and Food Safety Laws) applicable to the Company or any of its Subsidiaries, any of their properties, products, or other assets or any of their businesses or operations, except for any such violation that would not reasonably be expected to have a Company Material Adverse Effect. The Company and each of its Subsidiaries have all Governmental Authorizations necessary to conduct their respective businesses as presently conducted, except where the failure to have any such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Since July 1, 2015, the Company has not received any written notice from any Governmental Authority regarding (i) any actual or possible violation of any Governmental Authorization, or any failure to comply in any respect with any term or requirement of any Governmental Authorization or (ii) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization, in each case other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(i) Information Supplied.
(i) Each document required to be filed by the Company with the SEC or required to be distributed or otherwise disseminated to the Company’s shareholders in connection with the Transactions (collectively, the “Company Disclosure Documents”), including the Company Proxy Statement to be filed with the SEC in connection with obtaining the Company Shareholder Approval, and any amendments or supplements thereto, when filed, distributed or disseminated, as applicable, will comply as to form in all material respects with the applicable requirements of the Exchange Act. Notwithstanding the foregoing or the representations and warranties contained in Section 3.1(i)(ii), the Company makes no representation or warranty with respect to information supplied by or on behalf of Parent or Merger Sub specifically for inclusion in any Company Disclosure Document.
(ii) The (A) Company Proxy Statement, on the date it is first mailed to shareholders of the Company and at the time of the Company Shareholders’ Meeting, and (B) any Company Disclosure Document (other than the Company Proxy Statement), at the time of the filing with the SEC of such Company Disclosure Document or any supplement or amendment thereto and at the time of any distribution or dissemination thereof to shareholders of the Company, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(j) Tax Matters.   Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect:
(i) Each of the Company and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf  (taking into account any properly obtained extension of time within which to file), all Tax Returns required to be filed by it, and all such filed Tax Returns are correct and complete in all respects. All Taxes shown to be due on such Tax Returns, or otherwise required to be paid by the Company or any of its Subsidiaries, have been timely paid. All Taxes required to have been withheld and paid (including any Taxes or withholding related to dividend or interest payments) to any Governmental Authority by the Company and each of its Subsidiaries have been timely withheld and paid.
(ii) There are no waivers or extensions of any statute of limitations or any periods for assessment or collection requested or currently in effect with respect to any Taxes or Tax Returns of the Company or any of its Subsidiaries (with the exception of properly obtained extensions of time within which to file);
(iii) Neither the Company nor any of its Subsidiaries (A) has received or applied for a Tax ruling or entered into a “closing agreement” within the meaning of Section 7121 of the Code that would be binding upon the Company or any of its Subsidiaries after the Closing Date or (B) is or has been a member of any affiliated, consolidated, combined, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than a group which has the Company or any of its Subsidiaries as its common parent).
(iv) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of any (A) change in method of accounting pursuant to Section 481(c) of the Code (or any similar provision of state, local or non-U.S. Law) prior to the Closing, (B) installment sale or open transaction disposition made on or entered into prior to the Closing Date, (C) prepaid amount received or paid on or prior to the Closing Date, or (D) election pursuant to Section 108(i) of the Code (or any similar provision of state, local or non-U.S. Law).
(v) Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution intended to qualify for tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

(vi) Neither the Company nor any of its Subsidiaries has participated in, or has any liability or obligation with respect to, any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4.
(vii) There are no Liens for Taxes upon any property or asset of the Company or any of its Subsidiaries other than Permitted Liens.
(viii) Neither the Company nor any of its Subsidiaries (A) has received from any Governmental Authority any written notice indicating an intent to open an audit or written notice of deficiency or proposed adjustment in each case for any material amount of Tax proposed, asserted or assessed (and no audit or administrative or judicial Tax proceeding is pending or being conducted with respect to the Company or any of its Subsidiaries) or (B) is a party to any agreement providing for the allocation or sharing of Taxes with any Person that is not, directly or indirectly, a wholly owned Subsidiary of the Company other than (x) an agreement providing for customary Tax indemnities in conjunction with an acquisition or divestiture or (y) ordinary course commercial agreements or agreements the primary subject matter of which is not Tax.
(k) Employee Benefits and Labor Matters.
(i) Section 3.1(k)(i)(A) of the Company Disclosure Schedule sets forth a true, correct and complete list of each material Company Plan maintained within the jurisdiction of the United States and that is available to a Company Employee in the United States (a “U.S. Company Plan”), and Section 3.1(k)(i)(B) of the Company Disclosure Schedule sets forth a true, correct and complete list of each material Company Plan maintained outside the jurisdiction of the United States and that is available to a Company Employee outside of the United States (a “Non-U.S. Company Plan”).
(ii) True, correct and complete copies of all material documents with respect to each of the Company Plans (other than any “multiemployer plan” (as defined in Section 3(37) of ERISA)) have been made available to Parent by the Company, including: (A) each material Company Plan and, to the extent applicable, summary plan descriptions, (B) each trust, insurance, annuity or other funding contract related thereto, (C) the most recent audited financial statements and actuarial or other valuation reports prepared with respect thereto, (D) the most recent annual report on Form 5500 required to be filed with the Internal Revenue Service with respect thereto, (E) the most recently received Internal Revenue Service determination letter or opinion, if applicable, and (F) all material government and regulatory approvals received from any Governmental Authority with respect to Non-U.S. Company Plans.
(iii) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) the Company Plans have been maintained in accordance with their terms and in compliance with all applicable provisions of ERISA, the Code and other applicable Laws, (B) each U.S. Company Plan intended to qualify under Section 401(a) has received a favorable determination or opinion letter as to its qualification and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause such determination letter or opinion, to be revoked, (C) each Non-U.S. Company Plan required to have been approved by any non-United States Governmental Authority (or permitted to have been approved to obtain any beneficial Tax or other status) has been so approved or timely submitted for approval, no such approval has been revoked (and, as of the date of this Agreement, no such revocation has been threatened) and no event has occurred since the date of the most recent approval or application therefore relating to any such Non-U.S. Company Plan that is reasonably likely to affect any such approval relating thereto, (D) there has been no non-exempt “prohibited transaction” within the meaning of Section 4975(c) of the Code or Section 406 of ERISA involving the assets of any Company Plan, (E) all contributions required to have been made under any of the Company Plans or by Law (without regard to any waivers granted under Section 412 of the Code), have been timely made, and (F) the Company and its Subsidiaries have satisfied all applicable material requirements under the Patient Protection and Affordable Care Act and will not be liable for any excise tax pursuant to such Act with respect to periods ending prior to the Closing Date.

(iv) None of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates, maintains, sponsors, contributes to or has an obligation to contribute to, or, within the six years preceding the date of this Agreement, maintained, sponsored, contributed to or had an obligation to contribute to, (A) an employee pension benefit plan (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA or Section 412 of the Code or a similar pension benefit plan subject to any similar foreign Laws, (B) any multiemployer plan (as defined in 3(37) of ERISA) or (C) a “multiple employer plan” (as defined in Section 4063 of ERISA). None of the Company Plans promises retiree medical, disability or life insurance benefits to any current or former employee, consultant or director, except as required by Section 4980B of the Code, Part 6 of Title I of ERISA or similar applicable state or local Law.
(v) With respect to any Company Plan, including any assets of any such Company Plan or any fiduciary to any such Company Plan, to the Knowledge of the Company, (A) no Actions (other than routine claims for benefits in the ordinary course of business) are pending or threatened, and (B) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the Internal Revenue Service or other Governmental Authority is pending or, to the Knowledge of the Company, threatened that has had, or that would, if concluded adversely to the Company Plan, reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(vi) Except as set forth in Section 3.1(k)(vi) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the Transactions will (A) result in any payment becoming due to any current or former director, officer, employee or independent contractor, (B) increase any benefits otherwise payable under any Company Plan, (C) result in the acceleration of the time of payment or vesting of any such benefits under any Company Plan, or (D) require any contributions or payments to fund any obligations under any Company Plan.
(vii) Except as set forth in Section 3.1(k)(vii) of the Company Disclosure Schedule, no Company Plan provides for, as a result of any of the Transactions contemplated by this Agreement (whether alone or in connection with other events), any payment of any amount of money or other property to, or the acceleration of or provision of any other rights or benefits to, any current or former officer, employee, independent contractor or director of the Company or any of its Subsidiaries that could reasonably be expected, individually or in the aggregate, to result in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code. Except with respect to those Company Plans set forth in Section 3.1(k)(vii) of the Company Disclosure Schedule, no current or former officer, employee, independent contractor or director of the Company or any of its Subsidiaries is entitled to any gross-up or any other payment from the Company or any of its Subsidiaries in respect of any Tax (including Taxes imposed under Section 409A or Section 4999 of the Code) or any interest or penalty related thereto.
(viii) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Plan that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been operated in compliance with, and the Company and its Subsidiaries have complied in practice and operation with, all applicable requirements of Section 409A of the Code.
(ix) Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (A) there are no complaints, charges, proceedings, suits, actions or claims against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened that could be brought or filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment or failure to employ by the Company or any of its Subsidiaries, of any individual and (B) the Company and its Subsidiaries are in substantial compliance with all applicable Laws relating to the employment of labor, including all such Laws relating to labor relations, terms and conditions of employment, hiring, termination, wages, hours, the Worker Adjustment and Retraining Notification Act and any

similar state or local “mass layoff” or “plant closing” law, classification of employees (exempt/non-exempt and employee/independent contractor), collective bargaining, discrimination, civil rights, safety and health, workers’ compensation, immigration, work status, leaves of absence, background check, privacy and the collection and payment of withholding and/or social security taxes and any similar Tax.
(x) Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (A) have withheld and reported all amounts required by applicable Law to be withheld and reported with respect to wages, salaries and other payments to Company Employees, (B) are not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing and (C) are not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Company Employees (other than routine payments to be made in the normal course of business and in accordance with past practice).
(xi) Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or other contract with a labor union or labor organization. Neither the Company nor any of its Subsidiaries is subject to a labor dispute, strike or work stoppage except as would not have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of its Subsidiaries.
(l) Environmental Matters.
(i) Except (A) as set forth in Section 3.1(l) of the Company Disclosure Schedules and (B) for those Environmental Liabilities that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (1) neither the Company nor any of its Subsidiaries has received any written notice of, any obligation, liability, order, settlement, judgment, injunction or decree relating to or arising under Environmental Laws which now remains pending or unresolved, (2) to the Knowledge of the Company, there have been no Releases by the Company or any of its Subsidiaries of any Hazardous Materials into, on, under or from Company Owned Properties, Company Leased Properties, any real property formerly owned, leased or operated by the Company or its Subsidiaries or any property to which the Company or its Subsidiaries arranged for the disposal, treatment, storage, or handling of Hazardous Materials in violation of or that could give rise to liability under any Environmental Laws, and (3) the Company and each of its Subsidiaries possess, are and since July 1, 2015 have been in compliance with, all licenses, permits, authorizations and certificates from any Governmental Authority required under Environmental Laws necessary to conduct its business and own its assets (the “Environmental Permits”).
(ii) For purposes of this Agreement:
(A) “Environmental Laws” means all Laws relating in any way to the environment, preservation or reclamation of natural resources, the presence, management or Release of, or exposure to, Hazardous Materials, or to human health and safety (as it related to exposure to Hazardous Materials), including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §5101 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Water Act (33 U.S.C. §1251 et seq.), the Clean Air Act (42 U.S.C. §7401 etseq.), the Safe Drinking Water Act (42 U.S.C. §300f et seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7   U.S.C. §136 et seq.), and the Occupational Safety and Health Act (29 U.S.C. §651 et seq.), each of their state and local counterparts or equivalents, each of their foreign Law and international equivalents, as each has been amended and the regulations promulgated pursuant thereto.

(B) “Environmental Liabilities” means, with respect to any Person, all liabilities, obligations, responsibilities, remedial actions, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest actually incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law or Environmental Permit.
(C) “Hazardous Materials” means any material, substance or waste that is regulated, classified, or otherwise characterized under or pursuant to any Environmental Law as “hazardous”, “toxic”, a “pollutant”, a “contaminant”, “radioactive” or words of similar meaning or effect, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, toxic mold, urea formaldehyde insulation, chlorofluorocarbons and all other ozone-depleting substances.
(m) Contracts.
(i) Section 3.1(m)(i) of the Company Disclosure Schedule sets forth a true, correct and complete list of each Material Contract. For the purposes of this Agreement “Material Contract” means, except for any agreement related to any Company Leased Property (other than a Material Leased Property), (i) each Contract that would be required to be filed as an exhibit to a Registration Statement on Form S-1 under the Securities Act or an Annual Report on Form 10-K under the Exchange Act if such registration statement or report was filed by the Company with the SEC on the date hereof, and (ii) each of the following Contracts to which the Company or any of its Subsidiaries is a party:
(A) any Contract that would have been required to be filed as an exhibit to a Registration Statement on Form S-1 or an Annual Report on Form 10-K if such registration statement or report was filed by the Company with the SEC as of the date hereof but for the exception provided in Item 601(b)(10)(ii) of Regulation S-K and has not been so filed prior to the date hereof;
(B) any partnership (other than with respect to any partnership that is wholly owned, directly or indirectly, by the Company) or joint venture agreement or other similar equity investment agreements that involves a sharing of profits with a third party;
(C) any Contract that purports to limit, curtail or restrict the ability of the Company or any of its existing or future Subsidiaries or Affiliates, to compete in any geographic area or line of business, to the extent material to the Company and its Subsidiaries, taken as a whole, other than any such Contract that may be terminated or withdrawn without material liability to the Company or its Subsidiaries, and without any continuing such prohibition or restriction, upon prior notice of ninety (90) days or less;
(D) any Contract providing that the Company or its Subsidiaries will not compete with any other Person or granting most favored customer pricing to any Person, or any Contract providing for the grant of exclusive sales, distribution, marketing or other exclusive rights, rights of refusal, rights of first negotiation or similar rights and/or terms to any Person that has had or would reasonably be expect to have a material impact on the Company and its Subsidiaries taken as a whole;
(E) any Contract that relates to the acquisition, sale or lease of properties or assets (by merger, purchase or sale of shares or assets or otherwise) entered into since July 1, 2015 in excess of  $5,000,000;
(F) each loan or credit agreement, mortgage, indenture, guarantee, note or other Contract or instrument evidencing indebtedness for borrowed money by the Company or any of its Subsidiaries (other than between or among the Company and one or more wholly owned Subsidiaries of the Company) with an outstanding principal amount in excess of $5,000,000;

(G) each loan or credit agreement, mortgage, indenture, guarantee, note or other Contract or instrument evidencing indebtedness for borrowed money made to the Company or any of its Subsidiaries (other than between or among the Company and one or more wholly owned Subsidiaries of the Company) in excess of  $7,500,000;
(H) each voting agreement, voting trust, stockholder agreement or registration rights agreement;
(I) each mortgage, pledge, security agreement, deed of trust or other Contract granting a Lien on any material property or assets of the Company and its Subsidiaries other than Permitted Liens on any Company Owned Properties;
(J) each material collective bargaining agreement or Contract with any labor organization or works council;
(K) each Contract containing any grant of any license or covenant not to sue relating to or under any material Intellectual Property (excluding licenses of off-the-shelf software) (1) by the Company or any of its Subsidiaries to any Person, or (2) by a Person of any Licensed Intellectual Property to the Company or any of its Subsidiaries, in each case, solely to the extent such Contract provides for fees in excess of  $1,000,000 in the 12-month period ended September 30, 2017;
(L) each Contract for sale by the Company or its Subsidiaries (other than sales or purchase orders, rebate agreements and invoices, in each case, entered in the ordinary course of business consistent with past practice) from customers responsible for $20,000,000 or more in revenues received from such Persons in the 12-month period ended September 30, 2017, which Contract contains material volume requirements or material commitments or material exclusive or preferred purchasing arrangements;
(M) each Contract for the purchase by the Company or its Subsidiaries of materials, supplies, equipment or services (other than sales or purchase orders, rebate agreements and invoices, in each case, entered in the ordinary course of business consistent with past practice), from suppliers with whom the Company or its Subsidiaries made expenditures of $15,000,000 or more in the 12-month period ended September 30, 2017, which Contract (1) is not terminable by the Company or its applicable Subsidiary on ninety (90) days’ notice or less without premium or penalty and (2) contains material volume requirements or material commitments or material exclusive or preferred purchasing arrangements;
(N) any Contract requiring any capital commitment or capital expenditures (including any series of related expenditures) in excess of  $3,500,000;
(O) any settlement agreement imposing material future limitations on the operation of Company and its Subsidiaries
(P) any Contract that contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries would be required to purchase or sell, as applicable, any equity interests of any Person or assets at a purchase price which would reasonably be expected to exceed, or the fair market value of the equity interests or assets of which would be reasonably likely to exceed, $2,500,000;
(Q) any Contract that was entered into with Company Affiliates (other than the Company and its Subsidiaries) that is not a Company Benefit Plan; and
(R) each financial derivatives master agreement or confirmation, or futures account opening agreements and/or brokerage statements, evidencing financial hedging, swap or similar trading activities, in each case, to the extent any of the foregoing are material; and
(S) each written contract, commitment or agreement to enter into any of the foregoing.
(ii) Except for expirations of Material Contracts in the ordinary course of business and except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Material Contract is valid, binding and in full force and effect and is enforceable in accordance with its terms by the Company and its Subsidiaries party thereto, subject to the Bankruptcy and Equity Exception. Except as would not reasonably be expected to have a Company Material Adverse Effect, or as separately identified in Section 3.1(m)(i) of the Company Disclosure Schedule, no approval, consent or waiver of any Person is needed in order that any Material Contract continue in full force and effect following the consummation of the Transactions. Neither the Company nor any of its Subsidiaries is in default under any Material Contract, nor does any condition exist, to the Knowledge of the Company, that, with notice or lapse of time or both, would constitute a default thereunder by the Company or any of its Subsidiaries party thereto, except in each case as would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no other party to any Material Contract is in default thereunder, nor, to the Knowledge of the Company, does any condition exist, that with notice or lapse of time or both would constitute a default by any such other party thereunder, except in each case as would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice of termination or cancellation under any Material Contract or granted to any third party any rights that would constitute a breach of any Material Contract, except in each case as would not reasonably be expected to have a Company Material Adverse Effect.
(n) Real Property; Personal Property.
(i) Section 3.1(n)(i)(a) of the Company Disclosure Schedule sets forth a list of all real property owned by the Company or any of its Subsidiaries (collectively, the “Company Owned Properties”). The Company and each of its Subsidiaries, as applicable, owns good and marketable title to all of the Company Owned Properties, free and clear of all Liens, other than Permitted Liens, except as would not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.1(n)(i)(b) of the Company Disclosure Schedule, there are no parties other than the Company or its Subsidiaries in possession of the Company Owned Properties. There are no pending or, to the Knowledge of the Company, any threatened condemnation, eminent domain or administrative Actions affecting any Company Owned Property or any portion thereof, except as would not reasonably be expected to have a Company Material Adverse Effect.
(ii) Section 3.1(n)(ii)(a) of the Company Disclosure Schedule sets forth a list of all real property leased or subleased, as tenant or subtenant, by the Company or any of its Subsidiaries (the “Company Leased Properties”). The Company Leased Properties set forth in Section 3.1(n)(ii)(b) of the Company Disclosure Schedule consist of material Company Leased Real Property and other Company Leased Real Property having annual lease payment obligations in excess of  $1,000,000 (collectively, the “Material Leased Properties”). Except as set forth in Section 3.1(n)(ii)(c) of the Company Disclosure Schedule, the Company and each of its Subsidiaries, as the case may be, has a valid leasehold interest in each Material Leased Property, free and clear of all Liens, other than Permitted Liens, except as would not reasonably be expected to have a Company Material Adverse Effect. All leases related to any Material Leased Property are in full force and effect and are enforceable in accordance with their respective terms, subject to the Bankruptcy and Equity Exception, except as would not reasonably be expected to have a Company Material Adverse Effect. The Company has not received any written notice of a default under the leases related to the Material Leased Properties, and to the Knowledge of the Company, the landlords under such leases relating to the Material Leased Properties are not in default, except as would not reasonably be expected to have a Company Material Adverse Effect.
(o) Intellectual Property.
(i) For purposes of this Agreement:
(A) “Company IP” means all of the Owned Intellectual Property and Licensed Intellectual Property, including the Intellectual Property set forth in Section 3.1(o)(ii) of the Company Disclosure Schedule.
(B) “Intellectual Property” means all of the following, and all rights arising from or in respect of the following under the Laws of the United States or any foreign jurisdiction:

(i) patents issued and patent applications filed in any jurisdiction, including all provisionals, divisionals, continuations, continuations-in-part, reissues, extensions, reexaminations and the equivalents of any of the foregoing, and any patents issuing thereon, in any jurisdiction (collectively, “Patents”); (ii) trademarks, service marks, certification marks, trade dress, trade styles, brand names, logos and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application (collectively, “Marks”); (iii) copyrights, whether registered or published or not, and registrations or applications for registration of copyrights in any jurisdiction, and any reversions, renewals or extensions thereof  (collectively, “Copyrights”); (iv) trade secrets, including trade secret rights in know-how, manufacturing processes, formulae, software, standard operating procedures, quality control information and research results (collectively, “Trade Secrets”); (v) database rights, design rights, and industrial property rights; (vi) domain names; and (vii) all other intellectual property or industrial property rights.
(C) “Licensed Intellectual Property” means all Intellectual Property owned by a third party and licensed or sublicensed to the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.
(D) “Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
(E) “Personal Information” means, in addition to any definition provided by the Company or any of its Subsidiaries for any similar term (e.g., “personally identifiable information” or “PII”) in the Company’s or any of its Subsidiaries’ privacy policies or other public-facing statements, all information regarding or capable of being associated with an individual person or device.
(F) “Privacy Laws” means, any Laws, legal requirements, and self-regulatory guidelines and principles governing the receipt, collection, compilation, use, storage, processing, transmission, sharing, safeguarding, security, disposal, destruction, disclosure or transfer (including cross-border transfers) of Personal Information.
(ii) Section 3.1(o)(ii) of the Company Disclosure Schedule sets forth a true, complete and correct list of all currently-active governmental issuances, registrations and applications for issuance or registration of all Patents, Marks, Copyrights and U.S. domain names owned by the Company or any of its Subsidiaries, including the (A) owner of record for each such item, (B) status of each such item, (C) jurisdictions in which each such item has been issued or registered or in which any such application for such issuance and registration has been filed, as applicable, (D) registration or application number, as applicable, and (E) registration and application date, as applicable.
(iii) Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and/or one of its Subsidiaries is the sole and exclusive owner of all right, title and interest in and to the Owned Intellectual Property, and has a valid license to use the Licensed Intellectual Property as the same is presently used in the Company’s and its Subsidiaries’ respective businesses, in each case free and clear of Liens other than Permitted Liens. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company Intellectual Property includes all of the Intellectual Property necessary and sufficient to enable the Company and its Subsidiaries to conduct their respective businesses as they are now being conducted. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the conduct and operation of the Company and its Subsidiaries as presently conducted, and since July 1, 2015, as has been conducted, have not infringed, misappropriated, or otherwise violated and do not infringe, misappropriate or otherwise violate any Intellectual Property of any Person. Except as would not reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, no Person has, since July 1, 2015, infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating, any Owned Intellectual Property. Neither the Company nor any of its Subsidiaries is a party to or the subject of any pending or, to the Knowledge of the Company, threatened Action that involves a claim against the Company or any of its Subsidiaries (A) of infringement, misappropriation or other violation of any Intellectual Property of any Person, or (B) challenging the ownership, use, validity or enforceability of any Owned Intellectual Property or contesting the right of the Company or any of its Subsidiaries to use, license, transfer or dispose of any Owned Intellectual Property, in each case, which is or if concluded adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Company Material Adverse Effect. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company has not received written notice of any such threatened material claim of infringement, misappropriation, or other violation of any Intellectual Property of any Person, or challenging the ownership, use, validity or enforceability of any Owned Intellectual Property. Except as would not reasonably be expected to have a Company Material Adverse Effect, the use of any Licensed Intellectual Property by the Company and its Subsidiaries is in accordance with any applicable license pursuant to which the Company or any Subsidiary acquired the right to use such Licensed Intellectual Property.
(iv) Except as would not reasonably be expected to have a Company Material Adverse Effect, all issued and unexpired Patents, actively registered Marks and registered and unexpired Copyrights included in the Company IP (the “Registered IP”) are subsisting and, to the Knowledge of the Company, valid, enforceable and in full force and effect.
(v) Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries are taking, and since July 1, 2015 have taken, security measures to protect the secrecy, confidentiality and value of all material Trade Secrets included in the Company Intellectual Property, which measures are reasonable in the industry in which the Company and its Subsidiaries operate. Except as would not reasonably be expected to have a Company Material Adverse Effect, no Trade Secret material to the Company or any of its Subsidiaries as their businesses are presently conducted, has been authorized to be disclosed or has been actually disclosed by the Company or its Subsidiaries to any former or current employee or any third Person other than pursuant to a non-disclosure agreement restricting the disclosure and use of such Trade Secret.
(vi) Except as would not reasonably be expected to have a Company Material Adverse Effect, (A) the computers, computer software, servers, workstations, routers and other information technology equipment owned by the Company or its Subsidiaries (excluding any public networks) (collectively, the “IT Assets”) operate and perform in a manner that permits the Company and its Subsidiaries to conduct their respective businesses as currently conducted, and (B) to the Knowledge of the Company, no Person has gained unauthorized access to the IT Assets. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company or one of its Subsidiaries owns or has a valid right to access and use all IT Assets and to the Knowledge of the Company, no IT Asset contains any viruses, worms, trojan horses, bugs, faults or other devices, errors, contaminants or effects that materially disrupt or could reasonably be expected to enable or assist any Person to access without authorization any IT Asset.
(vii) Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries are and since July 1, 2015 have been, in compliance with all publicly posted privacy policies and any applicable Privacy Laws and contractual obligations that the Company or any of its Subsidiaries has entered into with respect to Personal Information. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have ensured that all Persons whose Personal Information is collected by or on behalf of the Company or its Subsidiaries have been provided accurate and complete disclosure regarding the collection, use, disclosure, transfer, sharing, retention, destruction, disposal of, or other processing of their Personal Information, including providing any type of notice and obtaining any type of consent required by applicable Laws. Except as would not reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, there have been no data breaches or unauthorized access to, use of, modification of, disclosure of, or other misuse of any such Personal Information.

(p) Insurance, Claims and Warranties.
(i) The Company has made available to Parent and Section 3.1(p)(i) of the Company Disclosure Schedule sets forth a true, correct and complete list of all material insurance policies maintained by the Company or any of its Subsidiaries and fidelity bonds covering the assets, business, equipment, properties, operations, directors, officers and employees of the Company and its Subsidiaries (the “Policies”). The Policies (A) have been issued by insurers that, to the Knowledge of the Company, are reputable and financially sound, and (B) are in full force and effect and all premiums thereon have been timely paid or, if not yet due, accrued. The Company and its Subsidiaries maintain insurance coverage customary in the industry for the operation of their respective businesses (taking into account the cost and availability of such insurance), and the Company and/or its Subsidiaries are in compliance with the terms of such Policies, including the payment of all premiums due with respect to all such Policies, except as would not reasonably be expected to have a Company Material Adverse Effect. With respect to each of the legal proceedings set forth in the Company SEC Documents, no such insurer has informed the Company or any of its Subsidiaries of any denial of coverage, except for such denials that would not reasonably be expected to have a Company Material Adverse Effect. The Company and its Subsidiaries have not received any written notice of cancellation of any of the Policies, except for such cancellations as would not reasonably be expected to have a Company Material Adverse Effect. All appropriate insurers under the insurance policies have been timely notified of all pending litigation and other potentially insurable losses that the Company has Knowledge of, and all reasonably appropriate actions have been taken to timely file all claims in respect of such insurable matters, except as would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries have taken any action or failed to take any action that, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, of any of the Policies, except, in each case, as would not reasonably be expected to have a Company Material Adverse Effect.
(ii) Section 3.1(p)(ii) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a true, correct and complete list and summary description of all material claims, duties, responsibilities, liabilities or obligations arising since January 1, 2016, from, or alleged to arise from, any injury to any Person (including current and former employees) or property as a result of the manufacture, sale, ownership, possession or use of any product of the Company or any of its Subsidiaries or the operation of any assets of the Company or any of its Subsidiaries except as would not reasonably be expected to have a Company Material Adverse Effect. All such existing claims are or will be covered by general liability, automobile liability and workers’ compensation insurance such that any such claim would not reasonably be expected to have a Company Material Adverse Effect.
(q) Quality and Safety of Products.   Since July 1, 2015, the Company has not received any written notice in connection with any product produced, sold or distributed by or on behalf of the Company or any of its Subsidiaries of any claim or allegation against the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries been a party or subject to any Proceeding pending against, or, to the Company’s Knowledge, any Proceeding threatened against, the Company or any of its Subsidiaries as a result of manufacturing, storage, quality, packaging, marketing, advertising or labeling of any product produced, sold or distributed by or on behalf of the Company or any of its Subsidiaries, except, in each case, as would not reasonably be expected be material to the Company and its Subsidiaries, taken as a whole. Except as set forth in Section 3.1(q) of the Company Disclosure Schedule, since January 3, 2016, (i) there have been no recalls of any product of the Company or any of its Subsidiaries, whether ordered by a Governmental Authority or undertaken voluntarily by the Company or any of its Subsidiaries and (ii) none of the products of the Company or any of its Subsidiaries have been adulterated, misbranded, mispackaged, mismarketed, misadvertised or mislabeled in violation of applicable Governmental Authorization or Law (collectively, “Food Safety Laws”), except, in each case, as would not reasonably be expected be material to the Company and its Subsidiaries, taken as a whole.

(r) Opinion of Financial Advisor.   The Company Board has received the oral opinion (to be followed by a written opinion) of its financial advisor, Goldman Sachs & Co. LLC, dated the date of this Agreement, to the effect that, as of such date, and subject to the various assumptions and qualifications set forth in the written opinion, the Per Share Merger Consideration to be paid to the holders (other than Parent and its affiliates) of the shares of Company Common Stock is fair from a financial point of view to the holders (other than Parent and its affiliates) of such shares (the “Fairness Opinion”). The Company has been authorized by Goldman Sachs & Co. LLC to permit the inclusion of the Fairness Opinion and references thereto in the Company Proxy Statement, subject to obtaining the prior written consent of Goldman Sachs & Co. LLC.
(s) Brokers and Other Advisors.   Except for Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc., the fees and expenses of which shall be paid by the Company, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has heretofore delivered to Parent correct and complete copies of the Company’s engagement letters with each of Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc., which letters describe all fees payable to Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc. in connection with the Transactions, all agreements under which any such fees or any expenses are payable and all indemnification and other agreements related to the engagement of each of Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc. (the “Engagement Letters”).
(t) Related Party Transactions.   Since July 1, 2015, there have been no transactions, agreements, arrangements or understandings between the Company or its Subsidiaries, on the one hand, and any director, officer or other Affiliate of the Company or any of its Subsidiaries, or any entity in which any such Person has a direct or indirect material interest (collectively, the “Company Affiliates”), on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K (except for amounts due as normal salaries and bonuses and in reimbursement of expenses in the ordinary course of business) and has not been disclosed in the Company SEC Documents.
(u) Anti-Corruption.   Except as would not reasonably be expected to have a Company Material Adverse Effect, none of the Company or, to the Knowledge of the Company, any of its Subsidiaries or any of their respective directors, officers, employees or agents, has, since July 1, 2015, given or promised to give any loan, gift, donation, payment, or other thing of value, whether in cash or in kind, to or for the benefit of any Governmental Authority, political party or official thereof, candidate for political office or public international organization or officer or employee thereof in material violation of any applicable Law (including the U.S. Foreign Corrupt Practices Act of 1977 (the “Foreign Corrupt Practices Act”) and the U.K. Bribery Act 2010 (the “U.K. Bribery Act”)), and there are no pending internal investigations, no pending Actions, and, to the Knowledge of the Company, no threatened Actions, in each case, regarding any of the foregoing in this Section 3.1(u).   Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company, its Subsidiaries and/or their officers, directors, employees and agents are in compliance with and, since July 1, 2015, have complied with: (A) the provisions of the Foreign Corrupt Practices Act and the U.K. Bribery Act, and (B) anti-corruption Laws of each jurisdiction in which the Company and its Subsidiaries operate or have operated and in which any agent thereof is conducting or has conducted business involving the Company. Except as would not reasonably be expected to have a Company Material Adverse Effect, since July 1, 2015, the Company, its Subsidiaries and/or their respective officers, directors, employees and agents have not paid, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other Government Official or any political party or candidate for political office for the purpose of corruptly influencing any act or decision of such official or of the government to obtain or retain business, or direct business to any person or to secure any other improper benefit or advantage in each case in violation of the Foreign Corrupt Practices Act, the U.K. Bribery Act and any laws described in clause (B).

(v) Takeover Statutes; No Rights Plan; Appraisal Rights.   The Company is not subject to the prohibition on certain business combinations set forth in Article 9 or Article 9A of the NCBCA and, to the Company’s Knowledge, any similar “moratorium,” “control share,” “fair price,” “takeover” or “interested shareholder” Law (any such Laws, a “Takeover Statute”). There is no shareholder rights plan, “poison pill”, antitakeover plan or other similar agreement or plan in effect to which the Company is a party or is otherwise bound.
EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 3.1, NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IS MADE OR SHALL BE DEEMED TO HAVE BEEN MADE BY OR ON BEHALF OF THE COMPANY TO THE BUYER PARTIES, THEIR AFFILIATES OR REPRESENTATIVES.
Section 3.2. Representations and Warranties of the Buyer Parties.   Parent and Merger Sub jointly and severally represent and warrant to the Company:
(a) Organization, Standing and Corporate Power.   Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority necessary to own or lease all of its properties and assets and is duly licensed or qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary.
(b) Authority; Noncontravention.
(i) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder and to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and the consummation by Parent and Merger Sub of the Transactions, have been duly authorized and approved by their respective boards of directors (and prior to the Effective Time, Parent will cause the sole shareholder of Merger Sub to approve this Agreement and the Merger) and no other corporate action on the part of Parent and Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by them of the Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(ii) The board of directors of Parent (the “Parent Board”), at a meeting duly called and held at which all of the directors of the Parent Board were present in person or by telephone, in compliance with the certificate of incorporation or the articles of incorporation, as the case may be, or bylaws (or comparable organizational documents) of Parent, duly and adopted resolutions (A) adopting and approving this Agreement and approving the Transactions and (B) taking all corporate action required to be taken by the Parent Board to authorize and approve the consummation of the Transactions, and none of the aforesaid actions by the Parent Board has been amended, rescinded or modified as of the date hereof. No further corporate action is required by the Parent Board in order for Parent to approve this Agreement or the Transactions, including the Merger.
(iii) Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent or Merger Sub of the Transactions, nor compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the certificate of incorporation or the articles of incorporation, as the case may be, or bylaws (or comparable organizational documents) of Parent or Merger Sub or (B) assuming that the authorizations, consents and approvals referred to in Section 3.2(c) and the filings referred to in Section 3.2(c) are made, (x) violate any Law, judgment, writ or injunction of any Governmental

Authority applicable to Parent or Merger Sub or any of their respective properties or assets or (y) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien other than Permitted Liens upon any of the respective properties or assets of, Parent or Merger Sub or any of their respective Subsidiaries under, any of the terms, conditions or provisions of any Contract to which Parent, Merger Sub or any of their respective Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (B), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to perform their respective obligations under this Agreement or consummate the Transactions (a “Parent Material Adverse Effect”).
(c) Governmental Approvals.   Except for (i) filings required under, and compliance with other applicable requirements of, the Exchange Act and the New York Stock Exchange and other applicable stock exchanges, and filings under state securities or “blue sky” laws or foreign securities Laws, (ii) the filing of the Articles of Merger with the Secretary of State of the State of North Carolina, and (iii) filings required under, and compliance with other applicable requirements of, the HSR Act and any other Antitrust Laws, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions.
(d) Information Supplied.   The information supplied in writing by Parent for inclusion in the Company Proxy Statement will not, at the time the Company Proxy Statement and any amendments or supplements thereto is first mailed to the shareholders of the Company and at the time of the Company Shareholder Approval, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e) Ownership and Operations of Merger Sub.   Parent, directly or indirectly, owns beneficially all of the outstanding shares of Merger Sub Common Stock. Merger Sub was formed solely for the purpose of engaging in the Merger, has engaged in no other business activities and has conducted its operations only as contemplated hereby. The authorized shares of Merger Sub Common Stock consist of 100 shares, all of which are validly issued and outstanding. All of the issued and outstanding shares of Merger Sub are directly or indirectly owned by Parent, free and clear of any Liens other than Liens imposed under any federal or state securities Laws.
(f) Financing.   The Financing, when funded in accordance with the Commitment Letter, together with other financial resources of Parent, including cash on hand of Parent, will be sufficient for the satisfaction of all of Parent’s obligations under this Agreement including, to pay the aggregate consideration payable by Parent on the Closing Date pursuant to Article II, to refinance any indebtedness required to be refinanced in connection with the Merger and to pay all costs, fees and expenses required to be borne by Parent and its Affiliates in connection with this Agreement on the Closing Date. Parent has delivered to the Company true, complete and correct fully executed copies of (i) the commitment letter, dated as of the date hereof, among Credit Suisse Securities (USA) LLC and Credit Suisse AG, Cayman Islands Branch (collectively, the “Commitment Parties”) and Parent (the “Commitment Letter”) and (ii) the fee letter, dated as of the date hereof, among the Commitment Parties and Parent (as redacted to remove the fee amounts, alternate transaction fee provisions, pricing caps, the rates and amounts included in the “market flex” that could not adversely affect the availability of or impose any additional conditions on the availability of the Financing, or the conditionality, enforceability or termination of the Financing (as defined below), the “Redacted Fee Letter”), in each case, including all exhibits, schedules, annexes and amendments to such letters in effect as of the date of this Agreement (collectively, the “Debt Letters”), pursuant to which and subject to the terms and conditions thereof each of the parties thereto (other than Parent) have severally committed to lend the amounts set forth therein to Parent (the provision of such funds as set forth therein, the “Financing”) for the purposes set forth in such Debt Letters. The Debt Letters have not been amended, restated or otherwise modified or waived prior to the execution and delivery of this Agreement (provided, that the existence or exercise of  “market flex” provisions contained in the Redacted Fee Letter shall not be deemed to constitute a modification or amendment of the Commitment Letter), and the respective commitments contained in the Debt Letters, to the Knowledge of Parent, have not been withdrawn, rescinded, amended, restated or otherwise modified in any respect prior to the execution and delivery of this Agreement. As of the date of this Agreement, the Debt Letters are in full force and effect and constitute the legal, valid and binding obligation of each of Parent and, to the Knowledge of Parent, the other parties thereto, subject, in each case, to the Bankruptcy and Equity Exception. As of the date of this Agreement, there are no conditions precedent or contingencies related to the funding of the full amount of the Financing pursuant to the Debt Letters, other than as expressly set forth in the Debt Letters and, after the date of this Agreement, such other conditions and contingencies with respect to the Financing permitted pursuant to Section 4.19. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would reasonably constitute a breach or default on the part of Parent under the Debt Letters or, to the Knowledge of Parent, any other party to the Debt Letters (assuming the accuracy of the Acquisition Representations (as defined in the Debt Letter in effect on the date hereof) and undertakings under this Agreement for such purpose). As of the date of this Agreement there are no or side letters or other agreements, Contracts or arrangements related to the funding of the full amount of the Financing other than as expressly set forth in the Debt Letters. Parent has fully paid all commitment fees or other fees required to be paid on or prior to the date of this Agreement in connection with the Financing.
(g) Legal Proceedings.   There is no pending or, to the Knowledge of Parent, threatened legal, administrative, arbitral or other proceeding, claim, suit or action against, or governmental or regulatory investigation of, Parent or any of its Subsidiaries, nor is there any injunction, order, judgment, ruling or decree imposed upon Parent, any of its Subsidiaries or the assets of Parent or any of its Subsidiaries by or before any Governmental Authority, in each case that has had or would reasonably be expected to have a Parent Material Adverse Effect.
(h) Brokers and Finders.   Except for Credit Suisse Securities (USA) LLC and Rothschild Inc., none of the Buyer Parties or any of their Affiliates or any officers, directors or employees thereof has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees in connection with the Transactions.
(i) Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans.   In connection with the due diligence investigation of the Company by the Buyer Parties and their Affiliates and Representatives, the Buyer Parties and their Affiliates and Representatives have received and may continue to receive after the date hereof from the Company and its Affiliates and Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company, its Subsidiaries, and their respective businesses and operations. The Buyer Parties hereby acknowledge and agree that (i) there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which the Buyer Parties are familiar, (ii) the Buyer Parties are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), (iii) except for the specific representations and warranties of the Company contained in this Agreement (including any that are subject to the Company Disclosure Schedule and the Company SEC Documents), the Buyer Parties have not relied upon the accuracy or completeness of any representation or warranty, either express or implied, with respect to the Company or any of its Affiliates or their business, operations, technology, assets, liabilities, results of operations, financial condition, prospects, projections, budgets, estimates or operational metrics, or as to the accuracy or completeness of any of the information provided to the Buyer Parties, or any of their respective Affiliates or any of their respective Representatives by the Company, its Affiliates or any of its or their respective Representatives and (iv) the Buyer Parties will have no claim against the Company or any of its Affiliates or Representatives, or any other Person, with respect thereto.

(j) No Other Parent Representations or Warranties.   Except for the representations and warranties expressly set forth in this Article III, none of Parent or its Subsidiaries or Affiliates, nor any other Person on behalf of any of them makes or has made any express or implied representation or warranty with respect to, or on behalf of, Parent, its Subsidiaries or Affiliates or their respective businesses or with respect to any other information provided or made available to the Company or its Representatives in connection with the Merger or the other Transactions, including the accuracy or completeness thereof, and each of Parent, its Subsidiaries and Affiliates hereby disclaims any such representation or warranty whether by Parent, its Subsidiaries or Affiliates or any other Person on behalf of any of them.
ARTICLE IV

ADDITIONAL COVENANTS AND AGREEMENTS
Section 4.1. Preparation of the Company Proxy Statement; Company Shareholders’ Meeting.
(a) The Company shall, as promptly as practicable after the date of this Agreement (and in any event within thirty (30) days of the date of this Agreement), prepare and file the Company Proxy Statement with the SEC. The Company, acting through the Company Board, shall in accordance with applicable Law, the Company Charter Documents and the NASDAQ Stock Market Rules: (i) duly call, give notice of, convene and hold a meeting of its shareholders as promptly as practicable following clearance with the SEC of the Company Proxy Statement for the purpose of securing the Company Shareholder Approval (such meeting, and any postponement or adjournment thereof, the “Company Shareholders’ Meeting”); (ii) except to the extent that the Company Board has effected or effects a Change of Recommendation in accordance with the terms of Section 4.2(d), include in the Company Proxy Statement the Merger Recommendation and the Fairness Opinion; and (iii) use its reasonable best efforts to solicit from holders of shares of Company Common Stock proxies in favor of the adoption of this Agreement and the Merger, and take all actions reasonably necessary, proper or advisable to secure, at the Company Shareholders’ Meeting, the Company Shareholder Approval. The Buyer Parties shall as promptly as reasonably practicable furnish to the Company any and all information relating to the Buyer Parties that is required or reasonably requested by the Company to be included in the Company Proxy Statement, including any information required by the Exchange Act and the rules and regulations thereunder. The Company shall permit Parent and its counsel a reasonable opportunity to review the Company Proxy Statement and any exhibits, amendments or supplements thereto and shall consider in good faith all of Parent’s comments or suggestions prior to filing the Company Proxy Statement or any exhibits, amendment or supplement thereto or any response letters to any comments from the SEC, including any comment letters from the SEC. The Company shall promptly notify Parent of the receipt of all comments from the SEC with respect to the Company Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional material information and shall promptly provide to Parent copies of all written correspondence between the Company and/or any of its Representatives and the SEC with respect to the Company Proxy Statement. The Company and Parent shall each use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Company Proxy Statement from the SEC. The Company shall cause the definitive Company Proxy Statement to be mailed to its shareholders as promptly as practicable after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Company Proxy Statement.
(b) The Company agrees that as of the date of mailing to shareholders of the Company and at the time of the Company Shareholders’ Meeting, (i) the Company Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder and (ii) none of the information supplied by the Company or any of its Subsidiaries for inclusion in the Company Proxy Statement (which shall be deemed to be all information set forth in the Company Proxy Statement, except for information provided by the Buyer Parties for inclusion in the Company Proxy Statement), will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Buyer Parties agree that none of the information supplied by either of them or any of their Affiliates for inclusion in (A) the Company Proxy Statement at the time such Company Proxy Statement or any amendment or supplement thereto is first mailed to shareholders of the Company and, to the Knowledge of the Buyer Parties, at the time such shareholders vote on adoption of this Agreement and the Merger, and (B) any Company Disclosure Document other than the Company Proxy Statement, at the time of the filing with the SEC of such Company Disclosure Document or any supplement or amendment thereto, and, at the time of any distribution or dissemination thereof to the Company’s shareholders, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of Parent, Merger Sub and the Company agree to correct as soon as reasonably practicable any information provided by it for use in the Company Proxy Statement which, to such Party’s Knowledge shall have become false or misleading. If at any time prior to the Effective Time, any information should be discovered by any party which should be set forth in an amendment or supplement to the Company Proxy Statement so that the Company Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the Company with the SEC and disseminated by the Company to the shareholders of the Company.
(c) Notwithstanding anything herein to the contrary, the Company shall not postpone, recess or adjourn the Company Shareholders’ Meeting except (i) to the extent required by applicable Law, including by the fiduciary duties of the Company Board, (ii) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that the Company Board has determined in good faith after consultation with outside legal counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the Company Shareholders’ Meeting, or (iii) if as of the time for which the Company Shareholders’ Meeting is originally scheduled (as set forth in the Company Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) in order to establish a quorum or to obtain the Company Shareholder Approval; provided, in the cases of clauses (ii) and (iii), that the date of the Company Shareholders Meeting is not postponed or adjourned more than an aggregate of thirty (30) days.
(d) Notwithstanding any change of Merger Recommendation made pursuant to Section 4.3(d) of this Agreement, the Company shall nonetheless submit this Agreement to the Company’s shareholders for adoption at the Company Shareholders Meeting unless this Agreement is terminated in accordance with Article VI prior to the Company Shareholders Meeting. Without the prior written consent of Parent, the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by Law to be voted on by the Company’s shareholders in connection with the approval of this Agreement and the transactions contemplated hereby) that the Company shall propose to be acted on by the Company’s shareholders at the Company Shareholders Meeting.
Section 4.2. Conduct of Business.   Except as (a) permitted by this Agreement, (b) required by applicable Law or (c) set forth in Section 4.2 of the Company Disclosure Schedule, during the period from the date of this Agreement until the earlier of termination of this Agreement in accordance with Article VI and the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business in the ordinary course consistent with past practice in all material respects, (ii) comply in all material respects with all applicable Laws and the requirements of all Material Contracts, (iii) use commercially reasonable efforts consistent with past practice to maintain and preserve intact its and its Subsidiaries’ business organization, maintain in effect all Governmental Authorizations, preserve its present relationships with its lenders and customers, suppliers, distributors and others having business relationships with it and retain the services of its present officers and key employees, in each case, to the end that its goodwill and ongoing business shall be unimpaired at the Effective Time, and (iv) use commercially reasonable efforts consistent with past practice to keep in full force and effect all material insurance policies maintained by the Company and its Subsidiaries, other than changes to such policies made in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, except as

(A) permitted by this Agreement, (B) required by applicable Law or (C) set forth in Section 4.2 of the Company Disclosure Schedule (it being understood and hereby agreed that if any action is expressly permitted by any of the following subsections such action shall be expressly permitted under the first sentence of this Section 4.2), during the period from the date of this Agreement to the Effective Time, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent ((x) which consent is to be deemed given if Parent does not notify the Company in writing that it is not providing such consent with respect to such matter within seven (7) Business Days after the Company has requested such consent and (y) which consent shall not be unreasonably withheld, conditioned or delayed):
(a) (i) issue, sell, grant, dispose of, pledge or otherwise encumber any shares of its or its Subsidiaries’ capital stock, voting securities or equity interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock, voting securities or equity interests, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of its capital stock, voting securities or equity interests or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for, any shares of its capital stock, voting securities or equity interests, provided that (A) the Company may issue shares of Company Common Stock upon the exercise of Options, or upon the exercise or vesting of any other Equity Based Awards, or rights under the ASPP, in each case granted under the Company Equity Plans (or the ASPP) that are in effect on the date of this Agreement and in accordance with the terms thereof, (B) a wholly owned Subsidiary of the Company may issue shares of its capital stock to the Company or to another wholly owned Subsidiary of the Company; (ii) redeem, purchase or otherwise acquire any of its outstanding shares of capital stock, voting securities or equity interests, or any rights, warrants, options, calls, commitments or any other agreements of any character to acquire any shares of its capital stock, voting securities or equity interests; (iii) declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or otherwise make any payments to its shareholders in their capacity as such ((x) other than dividends by a direct or indirect wholly owned Subsidiary of the Company to the Company or to any other direct or indirect wholly owned Subsidiary of the Company or (y) regular quarterly dividends (not to exceed $0.16 per share per quarter) to shareholders of the Company by the Company); (iv) split, combine, subdivide or reclassify any shares of its capital stock; or (v) amend (including by reducing an exercise price or extending a term) or waive any of its rights under, or accelerate the vesting under, any provision of the Company Equity Plans or any agreement evidencing any outstanding share option or other right to acquire capital stock of the Company or any restricted stock purchase agreement or any similar or related contract;
(b) incur or assume any indebtedness for borrowed money or guarantee any indebtedness (or enter into a “keep well” or similar agreement) of another Person (other than a wholly owned Subsidiary of the Company) or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, other than (i) borrowings by the Company in the ordinary course of business in amounts not in excess of  $10,000,000 in the aggregate, (ii) borrowings in the ordinary course of business under letters of credit, lines of credit or other credit facilities or arrangements in effect on the date hereof, and (iii) borrowings from the Company by a direct or indirect wholly owned Subsidiary of the Company in the ordinary course of business consistent with past practice;
(c) sell, transfer, lease, sublease, exclusively license, pledge, mortgage, encumber or otherwise dispose of or subject to any Lien other than Permitted Liens (including pursuant to a sale-leaseback transaction or an asset securitization transaction) any of its properties or assets (including securities of Subsidiaries), that are material to the Company and its Subsidiaries, taken as a whole, to any Person except (i) in the ordinary course of business consistent with past practice, (ii) pursuant to Contracts in force on the date of this Agreement and listed in Section 4.2(c) of the Company Disclosure Schedule, a true, correct and complete copy of which has been provided to Parent, (iii) sales or dispositions by the

Company or any of its wholly owned Subsidiaries to the Company or any of its wholly owned Subsidiaries, (iv) sales or dispositions not exceeding $5,000,000 in the aggregate, provided, that the sale or disposition of any brand owned by the Company shall not be deemed ordinary course of business, or (v) dispositions of obsolete or worthless assets;
(d) make any capital expenditure or expenditures that (i) involves the purchase of real property or (ii) is in excess of  $1,000,000, individually, or $5,000,000, in the aggregate, except for any such capital expenditure set forth in Section 4.2(d) of the Company Disclosure Schedule;
(e) directly or indirectly acquire (i) by merging or consolidating with, or by purchasing all of or a substantial equity interest in, or by any other manner, any Person or division, business or equity interest of any Person or, (ii) any assets, rights or properties from any other Person, in each case, other than (A) purchases of goods, equipment, products, licenses of Intellectual Property and other assets in the ordinary course of business or pursuant to existing Contracts, or (B) acquisitions not exceeding $1,000,000 individually, or $5,000,000, in the aggregate;
(f) make any investment (by contribution to capital, property transfers, purchase of securities or otherwise) in, or loan or advance (other than travel and similar advances to its employees in the ordinary course of business consistent with past practice) to, any Person other than a direct or indirect wholly owned Subsidiary of the Company in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $5,000,000;
(g) except in the ordinary course of business or as otherwise permitted by this Section 4.2, (i) enter into, terminate, amend or modify any Material Contract (other than extensions at the end of term thereof in accordance with the terms thereof), or waive, release or assign any material rights, claims or benefits under any Material Contract and (ii) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement unless, with respect to either subsection (i) or (ii) hereof, such Contract is on terms substantially consistent with, or on terms more favorable to the Company and/or its Subsidiaries than a Contract it is replacing;
(h) except in the ordinary course of business or as otherwise permitted by this Section 4.2, (i) enter into or extend the term or scope of any Contract that purports to restrict or limit the Company, or any existing or future Subsidiary or Affiliate of the Company form engaging in any line of business or in any geographic area, (ii) amend or modify the Engagement Letters, (iii) enter into any Contract that would be breached by, or require the consent of any third party in order to continue in full force following, consummation of the Transactions, or (iv) release any Person from, or modify or waive any provision of, any confidentiality, standstill or similar agreement;
(i) sell, license, sublicense, covenant not to sue, assign, transfer, abandon, allow to lapse, otherwise dispose of or grant any rights in any Owned Intellectual Property (other than non-exclusive licenses granted to third Persons in the ordinary course of business consistent with past practice or with respect to immaterial or obsolete Owned Intellectual Property) or disclose any material Trade Secrets or confidential information of the Company or any of its Subsidiaries to any other Person, other than in the ordinary course of business or pursuant to the terms of this Agreement to a Person bound by reasonable confidentiality obligations;
(j) (i) increase in any manner the compensation, including the payment of any bonus or award or granting of any loan, of any of its directors, officers, employees or individual service provider, (ii) enter into, establish, amend or terminate any employment, consulting, retention, change in control, collective bargaining, bonus or other incentive compensation, profit sharing, health or other welfare, share option or other equity (or equity-based), pension, retirement, vacation, severance, deferred compensation or other compensation or benefit plan, policy, agreement, trust, fund or arrangement, including any Company Plan, with, for or in respect of, any director, officer, other employee, consultant, independent contractor or Affiliate, or (iii) except as specifically contemplated by this Agreement, accelerate the time of payment or vesting of, or the lapsing of restrictions with respect to, or fund or otherwise secure the payment of, any compensation or benefits under any Company Plan, in each case, other than as required pursuant to applicable Law or any existing agreement, Company Plan or arrangement as at the date hereof; provided, however, that nothing in this Section 4.2(j) shall prohibit the Company from taking any actions described in Section 4.2(j) of the Company Disclosure Schedule;

(k) make or change any material Tax election, except to the extent consistent with past practice, amend any material Tax Return, or file any claims for material amounts of Tax refunds, enter into any material closing agreement within the meaning of Section 7121 of the Code, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any Taxes that would be material to the Company and its Subsidiaries taken as a whole, settle any material Tax claim or surrender any right to claim a refund, offset or other reduction of material Taxes, or request any material tax ruling;
(l) make any changes in financial or tax accounting methods, principles or practices (or change an annual accounting period), except insofar as may be required by a change in GAAP or applicable Law;
(m) amend the Company Charter Documents or the Subsidiary Documents;
(n) adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization (other than transactions exclusively between wholly owned Subsidiaries of the Company or between any wholly owned Subsidiary of the Company and the Company);
(o) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), in each case for an amount in excess of  $1,000,000 individually or $5,000,000 in the aggregate, other than the payment, discharge, settlement or satisfaction in accordance with their terms of liabilities, claims or obligations reflected or reserved against in the most recent consolidated financial statements (or the notes thereto) of the Company included in the Filed Company SEC Documents;
(p) settle or compromise for an amount in excess of  $1,000,000 individually or $5,000,000 in the aggregate any litigation, proceeding or investigation, other than settlements or compromises to the extent reflected or reserved against in the most recent consolidated financial statements (or the notes thereto) of the Company for an amount not in excess of the amount so reflected or reserved; provided that, the payment, discharge, settlement or satisfaction of any such litigation, proceeding or investigation does not include any material obligation (other than the payment of money) to be performed by the Company or any of its Subsidiaries (this covenant being in addition to the Company’s agreement set forth in Section 4.9 hereof);
(q) take any action to increase the vote required for the Company Shareholder Approval;
(r) (i) enter into any new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of this Agreement, or (ii) start to conduct a line of business of the Company or any of its Subsidiaries in any geographic area where it is not conducted as of the date of this Agreement, other than starting to conduct a line of business of the Company or any of its Subsidiaries in geographic areas that are reasonable extensions to geographic areas where such business line is conducted as of the date of this Agreement;
(s) hire any new officer, employee, consultant or individual service provider (provided that (i) the Company shall be permitted to hire employees, consultants or other individual service providers with an aggregate annual base compensation and target incentive opportunity below $250,000 in the ordinary course of business consistent with past practice to fill positions that are open as of the date hereof or that become open following the date hereof to the extent reasonably necessary as determined by the Company in its sole discretion, and (ii) the Company shall be permitted to hire any new officer, employee, consultant or individual service provider to fill any position listed in Section 4.2(s) of the Company Disclosure Schedule); or
(t) authorize, commit or agree, in writing or otherwise, to take any of the foregoing actions.
Nothing contained in this Agreement is intended to give any Buyer Party, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 4.3. No Solicitation by the Company; Etc.
(a) No Solicitation or Negotiation.   Except as expressly permitted by this Section 4.3 (including Section 4.3(b)), the Company shall, and shall cause its Subsidiaries and the Company’s and its Subsidiaries’ respective directors, officers, employees, investment bankers, financial advisors, underwriters, attorneys, accountants, agents and other representatives (the “Representatives”) to, immediately cease any discussions or negotiations with any Person conducted heretofore with respect to an Acquisition Proposal or proposal that would reasonably be expected to lead to an Acquisition Proposal, promptly terminate access to any physical or electronic data room relating to the Company for any such Acquisition Proposal and request each Persons that has, prior to the date hereof, executed a confidentiality agreement with the Company in connection with its consideration of an Acquisition Proposal, the prompt return or destruction, in accordance with the terms of such confidentiality agreement, of any confidential information provided to such Person in connection with an Acquisition Proposal. Except as expressly permitted by this Section 4.3(a) or Section 4.3(b), the Company shall not, and shall cause its Subsidiaries and their respective Representatives not to, directly or indirectly (i) solicit, initiate, cause, induce, facilitate or encourage (including by way of furnishing information) any inquiries or proposals that constitute, or may reasonably be expected to lead to the making, submission or announcement of any such Acquisition Proposal or otherwise knowingly cooperate with or knowingly assist the making, submission or announcement of any such Acquisition Proposal, (ii) participate in any discussions or negotiations with any Person regarding any such Acquisition Proposal, (iii) disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any Person that is seeking to make, or has made, any such Acquisition Proposal, or (iv) enter into any merger or other agreement, agreement in principle, letter of intent, term sheet, joint venture agreement, partnership agreement or other similar instrument in each case providing for or contemplating any such Acquisition Proposal (other than an Acceptable Confidentiality Agreement).
(b) Conduct Following the Date Hereof.   Notwithstanding anything in this Agreement to the contrary, at any time following the date of this Agreement and prior to the time, but not after, the Company Shareholder Approval is obtained, if the Company receives a bona fide, written Acquisition Proposal, which shall not have been solicited in violation of Section 4.3(a), from any Person or group of Persons, subject to compliance with this Section 4.3(b), (i) the Company and its Representatives may contact such Person or group of Persons solely to clarify the terms and conditions thereof, (ii) the Company and its Representatives may provide non-public information and data concerning the Company and its Subsidiaries to such Person or group of Persons and their Representatives, their Affiliates and their prospective equity and debt financing sources if the Company receives from such Person an Acceptable Confidentiality Agreement; provided, that the Company shall promptly make available to Parent any non-public information concerning the Company or its Subsidiaries that the Company made available to any Person or group of Persons and their Representatives, their Affiliates and prospective equity and debt financing sources if such information was not previously made available to the Buyer Parties, (iii) the Company and its Representatives may engage or participate in any discussions or negotiations with such Person or group of Persons if and only to the extent that, (A) prior to taking any action described in clause (ii) or (iii) above, the Company Board, or a committee thereof, determines in good faith (after consultation with its outside legal counsel) that failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, and (B) in each such case referred to in clause (ii) or (iii) above, the Company Board, or a committee thereof, has determined in good faith (after consultation with its outside legal counsel and financial advisor) that such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal, and (iv) prior to engaging or participating in any such discussions or negotiations with or furnishing any information to, such Person, the Company gives Parent written notice in accordance with Section 4.3(f).

(c) Definitions.   For purposes of this Agreement:
(i) “Acceptable Confidentiality Agreement” means any confidentiality agreement that (a) contains provisions that are at least as restrictive in all material respects as those contained in the Confidentiality Agreement, provided, that such confidentiality agreement need not contain any standstill provision, (b) does not prohibit the Company from complying with the provisions of Section 4.3 and (c) does not include any provision calling for an exclusive right to negotiate with the Company, prior to the termination of this Agreement.
(ii) “Acquisition Proposal” means any inquiry, proposal, indication of interest, or offer (whether in writing or otherwise) with respect to (A) a merger, consolidation, business combination, asset purchase, recapitalization, joint venture, partnership, spin-off, extraordinary dividend, or similar transaction with any Person or group of Persons, other than Parent and its Subsidiaries, that involves any of the Company or any of its Subsidiaries or (B) any direct or indirect acquisition (whether by tender offer, share purchase, share exchange or other manner) by any Person or group of Persons, other than Parent and its Subsidiaries, which, in each case of (A) and (B), if consummated would result in any Person or group of Persons, other than Parent and its Subsidiaries, becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, equity securities of the Company or any of its respective Subsidiaries representing more than twenty percent (20%) of all outstanding equity securities of the Company (by vote or value), or more than twenty percent (20%) of the consolidated total assets (including, equity securities of its Subsidiaries) of the Company and its Subsidiaries, taken as a whole, in each case other than the transactions contemplated by this Agreement.
(iii) “Confidentiality Agreement” means that certain agreement, dated October 25, 2017, by and between the Company and Parent.
(iv) “Intervening Event” means an Event that was not known to, or reasonably foreseeable by, the Company Board, or a committee thereof, prior to the execution of this Agreement (or if known, the consequences of which were not known or reasonably expected to occur), which Event becomes known to or reasonably foreseeable by (or the consequences of which become known to, or reasonably expected to occur by) the Company Board, or a committee thereof, after the execution of this Agreement by the Company and prior to the time the Company Shareholder Approval is obtained; provided, however, that in no event shall (A) the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof constitute an Intervening Event or (B) (1) solely any changes in the market price or trading volume of the Company or (2) solely the Company meeting, failing to meet or exceeding published or unpublished revenue or earnings projections, in each case in and of itself constitute an Intervening Event (it being understood that with respect to clause (B) the facts or occurrences giving rise or contributing to such change or event may be taken into account when determining an Intervening Event to the extent otherwise satisfying this definition).
(v) “Superior Proposal” means any bona fide, written Acquisition Proposal, which shall not have been solicited in violation of Section 4.3(a), (provided, that for purpose of this definition, the percentages in the definition of Acquisition Proposal shall be fifty percent (50%) rather than twenty percent (20%) made by a third party that did not result from a material breach of this Section 4.3 for a transaction that is on terms that the Company Board, or a committee thereof, determines, in good faith (after consultation with its outside legal counsel and financial advisor), to be (i) more favorable to the holders of Company Common Stock from a financial point of view than the Merger, taking into account all the terms and conditions, and the likelihood of completion of, such Acquisition Proposal and this Agreement (including any offer by Parent to amend the terms of this Agreement) that are deemed in good faith to be relevant by the Company Board, or a committee thereof and (ii) reasonably capable of being completed, taking into account all financial, legal, regulatory, and other aspects of such proposal.

(d) No Change in Recommendation or Alternative Acquisition Agreement.
(i) Except as set forth in this Section 4.3(d), Section 4.3(e), or Section 6.3(a) the Company Board and each committee thereof shall not:
(A) withhold, withdraw, qualify, amend, or modify (or publicly propose or resolve to withhold, withdraw, qualify, amend, or modify), in a manner adverse to Parent or Merger Sub, the Merger Recommendation or approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or make or authorize the making of any public statement (oral or written) that has the substantive effect of such withdrawal, qualification, amendment, or modification (any action or failure to act taken as set forth in this clause (A), a “Change of Recommendation”); or
(B) cause or permit the Company to enter into any letter of intent, merger agreement, term sheet, agreement in principle, memorandum of understanding, share purchase agreement, asset purchase agreement, share exchange agreement or other similar agreement (other than an Acceptable Confidentiality Agreement as defined in Section 4.3(b)) constituting or relating to any Acquisition Proposal (an “Alternative Acquisition Agreement”); or
(C) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement.
(ii) Notwithstanding anything to the contrary set forth in this Agreement, at any time following the date of this Agreement and prior to the time the Company Shareholder Approval is obtained, if the Company Board, or a committee thereof, has received an bona fide written Acquisition Proposal, which shall not have been solicited in violation of Section 4.3(a), which Acquisition Proposal the Company Board, or a committee thereof, determines in good faith (after consultation with its outside legal counsel and financial advisor) constitutes a Superior Proposal, the Company Board, and a committee thereof, may effect a Change of Recommendation and may also terminate this Agreement pursuant to Section 6.3(a) (a “Fiduciary Termination”); provided, however, that the Company shall not effect a Change of Recommendation in connection with a Superior Proposal or effect a Fiduciary Termination pursuant to Section 6.3(a) with respect to a Superior Proposal unless: (A) the Company Board, or a committee thereof, in good faith determines (after consultation with its outside legal counsel) that the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law; (B) the Company notifies Parent in writing, at least four (4) Business Days in advance (and two (2) Business Days in advance, if such notification relates to the Superior Proposal, in respect of which a notification had previously been made, and terms of which Superior Proposal materially changed), that it intends to effect a Change of Recommendation in connection with a Superior Proposal or effect a Fiduciary Termination pursuant to Section 6.3(a) with respect to a Superior Proposal, which notice shall specify the identity of the Person who made such Superior Proposal and the material terms and conditions of such Superior Proposal; (C) after providing such notice and prior to making such Change of Recommendation in connection with a Superior Proposal or effecting a Fiduciary Termination pursuant to Section 6.3(a) with respect to a Superior Proposal, if requested by Parent, the Company shall negotiate in good faith with Parent during such four (4) Business Day period (or such two (2) Business Day period, as the case may be) to make such revisions to the terms of this Agreement so that failure to effect such Change of Recommendation or effect a Fiduciary Termination would no longer be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law; and (D) the Company Board, or a committee thereof, shall have considered in good faith (after consultation with its outside legal counsel and financial advisor) any changes to this Agreement offered in writing by Parent in a manner that would form a binding contract if accepted by the Company and shall have determined in good faith that the Superior Proposal would continue to constitute a Superior Proposal if such changes offered in writing by Parent were to be given effect.
(iii) Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to the time the Company Shareholder Approval is obtained, the Company Board, and a committee thereof, may also effect a Change of Recommendation in the absence of a Superior

Proposal if an Intervening Event shall have occurred and be continuing; provided, however, that the Company shall not effect a Change of Recommendation in connection with an Intervening Event unless: (A) the Company Board, or a committee thereof, in good faith determines (after consultation with its outside legal counsel) that, in light of such Intervening Event, the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law; (B) the Company notifies Parent in writing, at least four (4) Business Days in advance (and two (2) Business Days in advance, if such notification relates to the Intervening Event, in respect of which a notification had previously been made, and circumstances of which Intervening Event materially changed), which notice shall not itself constitute a Change of Recommendation and shall (x) state that an Intervening Event has occurred and that the Company Board, or a committee thereof, has determined that in light of such Intervening Event, the failure to effect a Change of Recommendation would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law, and that the Company intends to take such action and (y) specify the details of such Intervening Event and the basis upon which the Company Board intends to effect a Change of Recommendation; (C) after providing such notice and prior to making such Change of Recommendation in connection with an Intervening Event, if requested by Parent, the Company shall negotiate in good faith with Parent during such four (4) Business Day period (or such two (2) Business Day period, as the case may be) to make such revisions to the terms and conditions of this Agreement so that the failure to make such Change of Recommendation would no longer be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law; and (D) the Company Board, or a committee thereof, shall have considered in good faith any changes to this Agreement offered in writing by Parent in a manner that would form a binding contract if accepted by the Company and shall have determined in good faith (after consultation with its outside legal counsel) that the failure to effect a Change of Recommendation with respect to such Intervening Event would still be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law.
(e) Certain Permitted Disclosure.   Nothing contained in this Section 4.3 shall be deemed to prohibit the Company or the Company Board, or any committee thereof, from (i) complying with its disclosure obligations under United States federal or state law with regard to an Acquisition Proposal, including taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to shareholders), or (ii) making any “stop-look-and-listen” communication to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communications to the shareholders of the Company); provided, that the foregoing shall in no way eliminate or modify the effect that any such disclosure would otherwise have under this Agreement.
(f) Notice.   From and after the date of this Agreement, the Company agrees that (i) it will promptly (and, in any event, within twenty-four (24) hours) notify Parent if any Acquisition Proposal is received by it indicating, in connection with such notice, the identity of the Person making the Acquisition Proposal and the material terms and conditions thereof  (including, if applicable, copies of any written documentation constituting the Acquisition Proposal, including proposed agreements) and (ii) in the event that any such Person modifies its Acquisition Proposal in any material respect, the Company shall notify Parent within twenty-four (24) hours after receipt of such modified Acquisition Proposal of the fact that such Acquisition Proposal has been modified and the terms of such modification (including, if applicable, copies of any written documentation reflecting such modification) and thereafter shall keep Parent reasonably informed, on a reasonably current basis, of material changes in the status an terms of any such proposals or offers (including any amendments thereto) and any material changes to the status of any such discussions or negotiations. The Company agrees that it shall not, and shall cause its Subsidiaries not to, enter into any confidentiality agreement subsequent to the date hereof which prohibits the Company from providing to Parent such material terms and conditions and other information.
Section 4.4. Reasonable Best Efforts.
(a) Subject to the terms and conditions of this Agreement, the Company and Parent agree, and Parent and the Company agree to cause their respective Subsidiaries to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Laws and regulations to consummate and make effective the Merger and the other Transactions contemplated by this Agreement and to use their respective reasonable best efforts to cause the conditions to each party’s obligation to effect the Merger as set forth in Article V to be satisfied as promptly as practicable after the date hereof and in any event prior to the Termination Date, including (i) preparing and filing, in consultation with the other party and as promptly as practicable and advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings, Tax ruling requests and other documents and to obtain as promptly as practicable all consents, clearances, waivers, licenses, orders, registrations, approvals, permits, Tax rulings and authorizations necessary or advisable to be obtained from any third party (including, any landlords or sublandlords in connection with Company Leased Properties) and/or any Governmental Authority to consummate the Transactions, (ii) taking such steps as may be necessary or advisable to obtain all such material consents, clearances, waivers, licenses, registrations, permits, authorizations, Tax rulings, orders and approvals, and (iii) contesting and resisting any administrative or judicial action or proceeding instituted (or threatened in writing to be instituted), and taking all reasonable steps to lift or rescind any injunction or restraining order or other order, adversely affecting the ability of the parties hereto to consummate the Merger or any of the other Transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party hereto agrees to make or cause to be made, in consultation and cooperation with the other (A) as promptly as practicable and advisable after the date hereof, but in no event later than ten (10) Business Days after the date hereof, an appropriate filing of a Notification and Report Form pursuant to the HSR Act, and (B) as promptly as practicable and advisable, all other necessary registrations, declarations, notices and filings relating to the Transactions with other Governmental Authorities under any other Antitrust Law with respect to the Transactions. Each party hereto agrees (x) not to extend any waiting period under the HSR Act or any other Antitrust Law or enter into any agreement with any Governmental Authority to delay the consummation of the Transactions, except with the prior written consent of the other parties which consent shall not be unreasonably withheld, conditioned or delayed, (y) to respond to any inquiries received and supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and any other Antitrust Law and (z) to take such actions as are necessary or advisable to obtain all requisite approvals, clearances and authorizations of any Governmental Authority and cause the expiration or termination of the applicable waiting periods under the HSR Act and any other Antitrust Law as promptly as practicable and in any event prior to the Termination Date. Parent shall be responsible for paying all filing fees under the HSR Act and any other applicable Antitrust Laws with respect to the Transactions.
(b) To the extent permissible under applicable Law, each of Parent and the Company shall, in connection with the efforts referenced in Section 4.4(a) to obtain all requisite approvals, clearances and authorizations for the Transactions under the HSR Act or any other Antitrust Law, use its reasonable best efforts to (i) cooperate with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) promptly inform the other party of any substantive communication received by such party from, or given by such party to, the Antitrust Division of the United States Department of Justice (the “DOJ”), the United States Federal Trade Commission (the “FTC”) or any other Governmental Authority and of any substantive communication received or given in connection with any proceeding by a private party, in each case regarding any of the Transactions contemplated hereby, (iii) permit the other party’s authorized Representatives to consult with each other in advance of, and consider in good faith the views of the other party in connection with, any substantive proposed meeting, conference or communication with, the DOJ, the FTC or any such other Governmental Authority or, in connection with any proceeding by a private party, with any other Person, (iv) give the other party’s authorized Representatives the opportunity to attend and participate in such meetings and conferences to the extent not prohibited by applicable Law or by the applicable Governmental Authority, (v) in the event one party is prohibited by applicable Law or by the applicable Governmental Authority from participating in or attending any meetings or conferences, keep the other party promptly apprised with respect thereto and (vi) cooperate in connection with any proposed analysis, appearance, presentation, memoranda, brief, white papers, filings, correspondence, opinion, proposal or other communications,, explaining or defending the Transactions contemplated hereby, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority; provided, however, that materials may be redacted as reasonably advisable (A) to remove references concerning the valuation, pricing, and other competitively sensitive terms in the Contracts of Parent, the Company and their respective Subsidiaries, (B) to remove references concerning proposals from third parties with respect to the Company, (C) as necessary to comply with contractual arrangements, and (C) as necessary to address reasonable privilege or confidentiality concerns. Without limiting the generality of the Buyer Parties’ undertaking pursuant to this Section 4.4, and notwithstanding anything to the contrary contained in this Agreement, Parent shall have the principal responsibility for devising and implementing the strategy for obtaining any necessary approvals, clearances, and authorizations for the Transactions HSR Act or any other Antitrust Laws, provided, that such strategy shall be reasonably designed to obtain such approvals, clearances, and authorizations in a manner consistent with this Section 4.4, as promptly as reasonably practicable, but in no event later than the Termination Date, and Parent shall take the lead in all meetings and communications with any Governmental Authority in connection with obtaining any necessary Antitrust Laws or competition clearances. All expenses incurred in connection with the foregoing shall be paid by the party incurring such fees or expenses
(c) During the period from the date of this Agreement until the earlier of termination of this Agreement in accordance with its terms and the Effective Time, none of Parent, Merger Sub or the Company shall, and each of the Parent, Merger Sub and the Company shall not permit any of their respective Subsidiaries to, take any action or enter into any transaction, or any agreement to effect any transaction (including by merger or acquisition), that would reasonably be expected to prevent, materially hinder or materially delay the ability of the parties to (i) obtain the expiration or termination of the waiting period under the HSR Act or any other applicable Antitrust Law applicable to the Transaction or (ii) obtain any authorizations, consents, orders, and approvals of any Governmental Authorities necessary for the consummation of the Transactions.
(d) Without limiting the generality of the Buyer Parties’ undertaking pursuant to this Section 4.4, Parent agrees to defend through litigation on the merits any claim under any antitrust, competition or trade regulation law that is asserted in court by any Governmental Authority or any other party, in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing from occurring prior to the Termination Date; provided, however, that such litigation in no way limits the obligation of Parent to use its reasonable best efforts to close the Transactions prior to the Termination Date.
(e) Notwithstanding anything to the contrary set forth in this Agreement, Parent and the Company shall, in order to permit the satisfaction of the conditions set forth in Section 5.1(b) and Section 5.1(c) as promptly as practicable and advisable, (i) propose, negotiate, commit to, effect and agree to, by consent decree, hold separate order or otherwise, the sale, divestiture, license, holding separate, and other disposition of and restriction on the businesses, assets, properties, product lines, and equity interests of, or changes to the conduct of business of, the Company or any of its Subsidiaries) and take such action or actions that would in the aggregate have a similar effect, (ii) create, terminate, or divest relationships, ventures, contractual rights or obligations of the Company or any of its Subsidiaries, and (iii) otherwise take or commit to take any action that would limit Parent’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, equity interests, product lines or properties of the Company, or its Subsidiaries; provided that any such sales, divestitures, licenses, holdings, dispositions, restrictions, changes or similar effects are conditioned upon and become effective only from and after the Effective Time; provided, further, however, that nothing contained in this Agreement shall require Parent or the Company to take, or cause to be taken, or commit to take, or commit to cause to be taken, any divestiture, license, hold separate, sale or other disposition, of or with respect to assets, businesses or product lines of  (x) Parent or any of its Subsidiaries or (y) the Company or any of its Subsidiaries, if, in the case of clause (y), doing so will have or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Without limiting the foregoing, in no event shall the Company (and the Company shall not permit any of its Subsidiaries to) propose, negotiate, effect or agree to any such actions without the prior written consent of Parent.

Section 4.5. Public Announcements.   The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by Parent and the Company. Thereafter (unless and until a Change of Recommendation has occurred in compliance with Section 4.3(d) or this Agreement has been terminated), neither the Company nor the Buyer Parties shall issue or cause the publication of any press release or other public announcement (to the extent not previously issued or made in accordance with this Agreement) with respect to the Merger, this Agreement or the other Transactions without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by Law or by the applicable rules of any stock exchange (in which case such party shall not issue or cause the publication of such press release or other public announcement without prior consultation with the other party).
Section 4.6. Access and Reports.   Subject to applicable Laws relating to the sharing of information, from the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VI, the Company shall, and shall cause each of its Subsidiaries and Representatives to, upon reasonable prior written notice, (a) afford to Parent and Parent’s Representatives reasonable access during normal business hours and without disruption of business to all of the Company’s and its Subsidiaries’ properties (including production facilities), books, Contracts, commitments, records and correspondence (in each case, whether in physical or electronic form), officers, employees, accountants, counsel, financial advisors and other Representatives, (b) use reasonable efforts to afford Parent and Parent’s Representatives reasonable access to the facilities of the Company’s or its Subsidiaries’ suppliers that manufacture finished goods or otherwise provide significant raw materials to the Company or any of its Subsidiaries, in each case during normal business hours, without disruption of business, and subject to provision by Parent and such Representatives of customary confidentiality undertakings and such other reasonable restrictions and conditions that such suppliers may demand, and (c) the Company shall furnish, or cause its Subsidiaries to, promptly furnish to Parent (i) a copy of each report, schedule and other document filed or submitted by it pursuant to the requirements of any securities Laws (and the Company shall deliver to Parent a copy of each report, schedule and other document proposed to be filed or submitted by the Company pursuant to the requirements of any securities Laws not less than two (2) Business Days prior to such filing) and a copy of any communication (including “comment letters”) received by the Company from the SEC concerning compliance with any securities Law and (ii) all other information concerning its and its Subsidiaries’ business, properties and personnel as Parent may reasonably request from time to time. Except for disclosures permitted by the Confidentiality Agreement, Parent and Parent’s Representatives shall hold information received from the Company pursuant to this Section 4.6 in confidence in accordance with the terms of the Confidentiality Agreement. No investigation, or information received, pursuant to this Section 4.6 shall modify any of the representations and warranties of the parties hereto. Notwithstanding the foregoing, any such investigation or consultation shall not be conducted in such a manner as to interfere unreasonably with the business or operations of the Company or its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by such employees of their normal duties. Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where, in the reasonable good faith judgment of the Company, such access or disclosure is reasonably likely to jeopardize any work product or attorney-client privilege or contravene any Law or breach any Contract to which the Company or its Subsidiaries is a party or by which they are bound.
Section 4.7. Notification of Certain Matters.   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of  (a) any notice or other communication received by such party from any Governmental Authority in connection with the Transactions or from any Person alleging that the consent of such Person is or may be required in connection with the Transactions, (b) any Actions commenced or, to the Knowledge of the Company or the Knowledge of Parent, as the case may be, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries that relate to the Transactions, (c) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, causes or is reasonably likely to cause (i) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, or (ii) a material failure of the Buyer Parties, on the one hand, or the Company, on the other hand, as the case may be, to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied under this Agreement, in each case, if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to result in any of the conditions to the obligations of the Company or the Buyer Parties, as applicable, set forth in Article V not being satisfied at the Closing or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement; provided, however, that the delivery of any notice pursuant to this Section 4.7 shall not (A) cure any breach of, or non-compliance with, any other provision of this Agreement, (B) limit the remedies available to the party receiving such notice or (C) result in any disclosure by the Company to be deemed to amend or supplement the Company Disclosure Schedule or constitute an acceptance of any exception to any representation or warranty; and provided, further, that the terms and conditions of the Confidentiality Agreement shall apply to any information provided under this Section 4.7. The parties agree that the Company’s and Parent’s respective compliance or failure of compliance with this Section 4.7 shall not be taken into account for purposes of determining whether the condition referred to in Section 5.2(b) or Section 5.3(b), respectively, shall have been satisfied.
Section 4.8. Indemnification and Insurance.
(a) Parent shall and shall cause the Surviving Corporation to indemnify, defend and hold harmless, to the fullest extent authorized or permitted under the NCBCA or other applicable Law, any individual who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of the Company or any of its Subsidiaries or any director or officer of the Company or its Subsidiaries who is or was serving at the request of Company or any of its Subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee (or equivalent position) of another Person (collectively, the “Indemnitees”) against any and all losses, claims, damages, costs, expenses (including attorneys’ fees and disbursements), fines, liabilities, judgments, and amounts that are paid in settlement in any threatened (in writing) or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative (each, a “Claim”), based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of Company or any of its Subsidiaries, or served at the request of the Company or any of its Subsidiaries as a director, officer, manager, employee, fiduciary, agent or trustee of another Person, prior to the Effective Time, (ii) matters existing or occurring at or prior to the Effective Time, including this Agreement and the Transactions contemplated by this Agreement, or (iii) actions or omissions by an Indemnitees taken at the request of the Company or any of its Subsidiaries (each of  (i), (ii), and (iii), collectively “Indemnity Proceedings”), in each case, whether asserted or claimed prior to, at, or after the Effective Time; in each case, to the same extent such Indemnitees are indemnified as of the date of this Agreement by the Company pursuant to applicable Law, the Company Charter Documents, and indemnification agreements in existence on the date of this Agreement and the Subsidiary Documents (collectively, the “D&O Indemnification Agreements”). To the extent permitted under the NCBCA or other applicable Law, Parent shall, or shall cause the Surviving Corporation to promptly advance all out-of-pocket expenses of each Indemnitee in connection with any Indemnity Proceeding as such expenses (including attorneys’ fees and disbursements) are incurred upon receipt from such Indemnitee of a request therefor (accompanied by invoices or other relevant documentation) in accordance with the procedures set forth in the D&O Indemnification Agreements in existence on the date of this Agreement; provided, however, that the director or officer of the Company and its Subsidiaries to whom expenses are advanced undertakes, to the extent required under the NCBCA or other applicable Law, to repay such advanced expenses to the Surviving Corporation if it is ultimately determined that such director, or officer is not entitled to indemnification under applicable Law or the D&O Indemnification Agreements. In the event any Indemnity Proceeding is brought against any Indemnitee (and in which indemnification could be sought by such Indemnitee hereunder), Parent, the Surviving Corporation and their respective Subsidiaries shall cooperate and use reasonable best efforts to defend against and respond thereto; provided, that none of Parent, the Surviving Corporation or their respective Subsidiaries shall settle, compromise or consent to the entry of any judgment in such Indemnity Proceeding with respect to any Indemnitee unless such settlement, compromise or consent includes a release of such Indemnitee from all liability arising out of such Indemnity Proceeding or such Indemnitee otherwise consents in writing.
(b) From and after the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation and its Subsidiaries to, fulfill and honor in all respects the obligations of the Company and its Subsidiaries pursuant to: (i) each indemnification agreement in effect between any of the Company and its Subsidiaries and any Indemnitee as set forth in Section 4.8(b) of the Company

Disclosure Schedule; and (ii) any indemnification provision, expense advancement provision and any exculpation provision set forth in the Company Charter Documents and the Subsidiary Documents in effect on the date of this Agreement. The articles of incorporation and bylaws of the Surviving Corporation and equivalent organizational documents of the Surviving Corporation’s Subsidiaries shall contain the provisions with respect to indemnification, expense advancement and exculpation from liability at least as favorable as the indemnification, expense advancement and exculpation from liability provisions set forth in the Company Charter Documents and the Subsidiary Documents on the date of this Agreement, and, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, such provisions shall not be amended, repealed or otherwise modified in any manner that could adversely affect the rights thereunder of any Indemnitee.
(c) Prior to the Effective Time, the Company shall, or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided that the Company shall give Parent a reasonable opportunity to participate in the selection of such “tail” policy and the Company shall give reasonable and good faith consideration to any comments made by Parent with respect thereto. If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date hereof. Notwithstanding the foregoing, in no event shall Parent or the Surviving Corporation be required to, and in no event shall the Company be permitted to, without Parent’s prior written consent, expend for the policies pursuant to this section an aggregate premium amount in excess of 300% of the amount per annum the Company paid in its last full fiscal year; provided that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
(d) The provisions of this Section 4.8: (i) are intended to be for the benefit of, and shall be enforceable by, each Person who is now, or who has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, an Indemnitee, his or her heirs and his or her personal representatives, (ii) shall be binding on Parent, the Surviving Corporation and their respective successors and assigns, (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have, whether pursuant to Law, Contract, any Company Plan, the Company Charter Documents, the Subsidiary Documents, or otherwise and (iv) shall survive the consummation of the Merger and shall not be terminated or modified in any manner so as to adversely affect any Indemnitee without the consent of such Indemnitee.
(e) In the event that Parent, the Surviving Corporation or any of its respective successors or permitted assigns (each, an “Indemnifying Party”) (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of such Indemnifying Party assume all the obligations of such Indemnifying Party pursuant to this Section 4.8. In addition, if upon or following any merger, consolidation or sale of assets any Indemnifying Party is or becomes a direct or indirect Subsidiary of another Person, the ultimate parent entity of such Indemnifying Party shall guaranty the obligations of such Indemnifying Party pursuant to this Section 4.8.
Section 4.9. Shareholder Litigation.   From and after the date hereof, the Company shall promptly advise Parent orally and in writing of any Actions commenced or, to the Knowledge of the Company, threatened in writing to the Company against the Company and/or its directors or executive officers relating to this Agreement, the Merger and/or the other Transactions contemplated hereby and shall keep Parent fully informed (to the extent not inconsistent with the Company Board’s fiduciary duties under applicable Law) regarding any such Action. Each of the Company and Parent shall consult and cooperate with the other in connection with the defense or settlement of any such Action. The Company shall not agree to any settlement of any such Action (including derivative claims) without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
Section 4.10. Fees and Expenses.   Except as provided in Section 4.4 and Article VI, all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Transactions are consummated.
Section 4.11. Rule 16b-3.   Prior to the Effective Time, the Company shall take such steps as may be reasonably requested by any party hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.
Section 4.12. NASDAQ Stock Market Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rule and policies of the NASDAQ Stock Market to enable the de-listing by the Surviving Corporation of the Company Common Stock from the NASDAQ Stock Market and the deregistration of the Company Common Stock under the Exchange Act promptly after the Effective Time.
Section 4.13. Benefits Matters.   Parent shall or shall cause the Company to provide, with respect to the period beginning with the Effective Time and ending on July 31, 2019, to each Company Employee who was employed by the Company or any of its Subsidiaries prior to the Effective Time and remains employed by the Company, Parent or any of their respective Subsidiaries after the Effective Time (each an “Affected Employee” and, collectively, the “Affected Employees”) (other than any Company Employees covered by a collective bargaining agreement), (i) base salary or wages, annual cash bonus or cash incentive compensation opportunities and employee benefits that are in the aggregate, no less favorable than the base salary or wages, annual cash bonus or cash incentive compensation opportunities and employee benefits (excluding the 2017 Enterprise Incentive Plan (but including the value of other equity compensation), deferred compensation and stock purchase plans) provided to each such Affected Employee by the Company and its Subsidiaries immediately prior to the Effective Time, and (ii) severance benefits that are no less favorable than benefits available in the programs listed in Section 4.13(ii) of the Disclosure Schedule.
(a) Parent shall or shall cause the Company to provide that any employee benefit plans of the Parent or any of its Affiliates in which Affected Employees are entitled to participate following the Effective Time (“Parent Plans”) take into account for purposes of eligibility, vesting, accrual and level of benefits (but not for benefit accruals under defined benefit pension plans and eligibility for retiree health and welfare plans and eligibility for retirement treatment under long-term incentive plans), service by such Affected Employees as if such service were with Parent, to the same extent such service was credited under a comparable plan of the Company or any of its Subsidiaries (except to the extent it would result in a duplication of benefits for the same period of service).
(b) With respect to Parent Plans, Parent shall (i) cause there to be waived for each Affected Employee any eligibility requirements or pre-existing condition limitations or waiting period requirements to the extent it would not then apply to an Affected Employee under the comparable plan of the Company or any of its Subsidiaries and (ii) in determining any deductible, co-insurance and maximum out-of-pocket limitations, during the calendar year in which the Affected Employee commences participation in a Parent Plan, give effect to amounts paid by such Affected Employees under similar plans maintained by the Company or any of its Subsidiaries.
(c) With respect to Affected Employees, Parent shall, or shall cause the Company to honor, fulfill and discharge the Company’s and its Subsidiaries’ obligations under all Company Plans, and all employment, change in control or severance agreements entered into prior to the date hereof; provided, that, except as may be required to satisfy the obligation to provide severance benefits pursuant to Section 4.13(ii), the foregoing shall not limit the ability of Parent, the Company or any of its Subsidiaries to amend, modify or terminate any such agreements or Company Plans in accordance with their terms. For the avoidance of doubt, for purposes of any Company Plan or any agreement between an Affected Employee and the Company or any Subsidiary containing a definition of  “change in control” or “change of control”, the Closing shall be deemed to constitute a “change in control” or “change of control.”
(d) Parent agrees that, with respect to the annual cash incentive plans set forth in Section 4.13(d) of the Company Disclosure Schedule (the “Annual Incentive Plans”), it shall, or shall cause the Company, to pay each participant in an Annual Incentive Plan (each an “Incentive Plan Participant”) who is employed by the Company on the Closing Date, the prorated amount of each Incentive Plan Participant’s incentive opportunity, at the target level of performance as of the Effective Time, with respect to the portion of the performance period that occurs prior to the Closing Date, with such payment to be made no later than the thirtieth day following the Closing Date.
(e) Each cash performance award (each a “Cash Performance Award”) granted pursuant to the Company’s 2015, 2016 or 2017 Long-Term Performance Incentive Plan for Officers and Key Managers that is outstanding as of the date hereof and which remains outstanding as of the Effective Time shall, as of immediately prior to the Effective Time, vest (to the extent unvested) pro-rata based on the portion of the performance period that occurs priors to the Closing Date and, all performance-based vesting conditions shall be deemed to have been satisfied at the greater of target or actual level of performance as of immediately prior to the Effective Time, and each Cash Performance Award granted under the Company’s 2017 Enterprise Incentive Plan that is outstanding as of the date hereof and which remains outstanding as of the Effective Time shall, as of immediately prior to the Effective Time, vest and be payable based on the actual level of performance for the quarter ending on or before the Effective Time, pro-rated based on the proration schedule set forth in Section 2.3(a) of the Disclosure Schedule. In exchange for the cancellation of each Cash Performance Award, each holder thereof as of the Effective Time shall be entitled to receive from Parent and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, but no later than thirty (30) days after the Effective Time, an amount in cash, without interest, equal to such vested portion Cash Performance Award, less any Taxes required to be withheld in accordance with Section 2.6.
(f) Nothing contained in this Section 4.13 shall (i) be construed to establish, amend, or modify any benefit or compensation plan, program, agreement, contract, policy or arrangement, (ii) except as may be required to satisfy the obligation to provide severance benefits pursuant to Section 4.13(ii), limit the ability of the Company or Parent or any of their Subsidiaries or affiliates to amend, modify or terminate any benefit or compensation plan, program, agreement, contract, policy or arrangement at any time assumed, established, sponsored or maintained by any of them, (iii) create any third-party beneficiary rights or obligations in any person (including any Affected Employee or former employee) other than the parties to this Agreement or any right to employment or continued employment or to a particular term or condition of employment with the Company or Parent or any of their Subsidiaries, or any of their respective affiliates, or (iv) limit the right of the Company or Parent (or any of their Subsidiaries) to terminate the employment or service of any employee or other service provider following the Closing Date at any time and for any or no reason.
Section 4.14. Title Insurance and Surveys.   The Company shall provide reasonable cooperation to Parent in connection with Parent’s efforts to obtain for the benefit of Parent surveys of and title policies for the Company Owned Properties and any Material Leased Properties as Parent may elect (provided that any cost or expense associated with such surveys and/or title insurance policies shall be borne by Parent).

Section 4.15. Transfer Taxes.   Parent shall assume liability for and shall pay when due all transfer, documentary, sales, use, stamp, registration and other such similar Taxes and fees (including penalties and interest) incurred in connection with the transactions contemplated by this Agreement.
Section 4.16. Confidentiality.   The Buyer Parties acknowledge that all non-public or other confidential information provided or made available to the Buyer Parties, their Affiliates and their respective Representatives in connection with this Agreement and the other agreements contemplated hereby and the Merger, including without limitation pursuant to Section 4.6, is subject to the Confidentiality Agreement, the terms of which are incorporated herein by reference.
Section 4.17. Takeover Statutes.   If any antitakeover Law is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of Parent, the Company and Merger Sub and their respective boards of directors shall grant such approvals and take all such actions as are reasonably necessary under such antitakeover Law so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such antitakeover Law on such transactions.
Section 4.18. Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 4.19. Financing.   (a) Parent shall, and shall cause its Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate the Financing (or any part thereof) or the consummation of any other debt, equity or equity-linked securities issuance in replacement of all or a portion of the Financing (the “Permanent Financing”) no later than the Closing Date, including using reasonable best efforts to (i) (A) maintain in effect the Debt Letters and in all material respects comply with all of their respective obligations thereunder and (B) negotiate, enter into and deliver definitive agreements with respect to the Financing reflecting the terms contained in the Debt Letters (including any “flex” provisions in the Redacted Fee Letter) (or with other terms agreed by Parent and the Debt Financing Sources, subject to the restrictions on amendments of the Debt Letters set forth below), so that such agreements are in effect no later than the Closing, and (ii) satisfy on a timely basis all the conditions to the Financing and the definitive agreements related thereto that are in Parent’s control. In the event that all conditions set forth in Section 5.1 and Section 5.2 have been satisfied or waived or, upon funding of the Financing shall be satisfied or waived, Parent and its Affiliates shall use their reasonable best efforts to cause the Debt Financing Sources to fund on the Closing Date the Financing, to the extent the proceeds thereof are required to consummate the Merger and the other transactions contemplated hereby. Parent shall, promptly after it comes to the Knowledge of Parent, give the Company written notice of any (A) material breach or default by a Debt Financing Source or any party to any definitive document related to the Financing of the Debt Letters or any definitive document related to the Financing, (B) actual or threatened withdrawal, repudiation or termination in writing of the Debt Letters or the Financing by the Debt Financing Sources or (C) material dispute or disagreement between or among any parties to the Debt Letters or any definitive document related to the Financing with respect to the obligations to fund the Financing or the amount of the Financing to be funded at Closing; provided, that neither Parent nor any of its Affiliates shall be under any obligation to disclose any information that is subject to attorney client or similar privilege to the extent such privilege is asserted in good faith or otherwise would violate or contravene any Law or any obligation of confidentiality. Parent shall not take any action, or fail to take any action, that would result in, or that would reasonably be expected to result in, a breach or default in, or a failure to satisfy, any Funds Certain Provisions (as defined in the Debt Letters) under the Debt Letters. Parent may amend, modify, replace, terminate, assign or agree to any waiver under the Debt Letters without the prior written approval of the Company, provided, that Parent shall not, without the Company’s prior written consent, permit any such amendment, replacement, modification, assignment, termination or waiver to be made to, or consent to any waiver of, any provision of or remedy under the Debt Letters which would (A) reduce the aggregate amount of the Financing (including by increasing the amount of fees to be paid or original issue discount) such that the aggregate funds that would be available to Parent on the Closing Date, together with the other financial resources of Parent, would not be sufficient to provide the funds required to be funded on the Closing Date to consummate the Merger and to pay all fees and expenses reasonably expected to be incurred in connection therewith and payable on the Closing Date, or (B) impose new or additional conditions to the Financing or otherwise amend, modify or expand any of the conditions to the Financing or otherwise expand, amend, modify or waive any provision of the Debt Letters in a manner that in any such case would reasonably be expected to (1) materially delay or make materially less likely the funding of the Financing (or satisfaction of the conditions to the Financing) on the Closing Date, (2) materially adversely impact the ability of Parent to enforce its rights against the Debt Financing Sources or any other parties to the Debt Letters or the definitive agreements with respect thereto or (3) materially adversely affect the ability of Parent to timely consummate the Merger and the other transactions contemplated hereby; provided, that notwithstanding the foregoing, Parent may modify, supplement or amend the Debt Letters to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Letters as of the date of this Agreement to the extent that the aggregate commitments of the Debt Financing Sources to provide the Financing are not reduced as a result of any such modification, supplement or amendment (it being understood and agreed that the aggregate amount of the commitments will be reduced from time to time in accordance with the provision of the Debt Letters). In the event that new commitment letters and/or fee letters are entered into in accordance with any amendment, replacement, supplement or other modification of the Debt Letters permitted pursuant to this Section 4.19(a), such new commitment letters and/or fee letters shall be deemed to be the “Debt Letters” for all purposes of this Agreement and references to “Financing” herein shall include and mean the financing contemplated by the Debt Letters as so amended, replaced, supplemented or otherwise modified, as applicable. To the extent that after giving effect to any reduction in the Financing permitted by this Section 4.19, no commitments remain outstanding under the Debt Letters, Parent may terminate the Debt Letters. Parent shall promptly deliver to the Company copies of any amendment, modification, waiver or replacement of the Debt Letters. If funds in the amounts set forth in the Debt Letters, or any portion thereof, become unavailable, Parent shall, and shall cause its Affiliates, as promptly as practicable following the occurrence of such event to (x) notify the Company in writing thereof, (y) use reasonable best efforts to obtain Permanent Financing (on terms and conditions that are not materially less favorable to Parent, taken as a whole, than the terms and conditions as set forth in the Debt Letters, taking into account any “market flex” provisions thereof) sufficient to enable Parent to consummate the Merger and (z) use reasonable best efforts to obtain a new financing commitment letter that provides for such Permanent Financing and, promptly after execution thereof, deliver to the Company true, complete and correct copies of the new commitment letter and the related fee letters (in redacted form reasonably satisfactory to the Persons providing such Permanent Financing removing the fee amounts, pricing caps, the rates and amounts included in the “market flex” and other economic terms that could not adversely affect the conditionality, enforceability or termination of the Financing) and related definitive financing documents with respect to such Permanent Financing. Upon obtaining any commitment for any such Permanent Financing, such financing shall be deemed to be a part of the “Financing” and any commitment letter for such Permanent Financing shall be deemed the “Debt Letters” for all purposes of this Agreement. Parent shall pay, or cause to be paid, as the same shall become due and payable, all fees and other amounts that become due and payable under the Debt Letters.
(b) Prior to the Closing, the Company shall use commercially reasonable efforts to, and the Company shall cause each of its Subsidiaries to use commercially reasonable efforts to, and shall use commercially reasonable efforts to cause its and their Representatives to use commercially reasonable efforts to, cooperate with Parent as necessary, to the extent reasonably requested in writing by Parent, and customary in connection with the arrangement or syndication of the Financing or the consummation of any Permanent Financing, including using commercially reasonable efforts to:
(i) facilitate the execution and delivery of customary definitive financing documents effective following the Effective Time on the terms and conditions contemplated by the Debt Letters;
(ii) deliver to Parent financial and other pertinent information regarding the Company and the Company Subsidiaries as may be reasonably requested by Parent and that is customarily required for financings of the type contemplated by the Financing or any Permanent Financing (collectively, the “Required Information”), including (A) U.S. GAAP audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for the three most recent fiscal years ended at least sixty (60) days prior to the Closing Date, (B) U.S. GAAP unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for each subsequent fiscal quarter ended at least forty (40) days before the Closing Date (other than any fourth fiscal quarter), and the corresponding period in the prior year; provided, that the financial statements required to be delivered pursuant to the foregoing (ii)(A) and (ii)(B) shall meet the requirements of Regulation S-X under the Securities Act, and all other accounting rules and regulations of the SEC promulgated thereunder applicable to a registration statement under such Act on Form S-3 and (C) to the extent requested in writing by Parent, provide to Parent reasonably available information for Parent to prepare customary pro forma financial information meeting the requirements of Regulation S-X under the Securities Act, and all other accounting rules and regulations of the SEC promulgated thereunder applicable to a registration statement under such Act on Form S-3, for inclusion in any document required by the Commitment Parties in order to obtain the Financing or any Permanent Financing;
(iii) requesting that its independent accountants provide, and using commercially reasonable efforts to cause them to provide, customary comfort letters (including “negative assurance” comfort), agreed procedures letters and consents for use of their reports, on customary terms and consistent with their customary practice in connection with the Financing or any Permanent Financing;
(iv) make appropriate officers available to participate in a reasonable number of sessions with rating agencies (to the extent necessary), information meetings and road shows, in each case, to the extent customarily required for financings of the type contemplated by the Commitment Letter and upon reasonable advance notice and at mutually agreeable times;
(v) reasonably assist Parent and the Commitment Parties with the preparation of customary materials for a bank information memorandum, prospectus, offering memorandum, or similar offering documents and customary rating agency presentations for the Financing or any Permanent Financing;
(vi) furnish at least four (4) Business Days prior to the Closing Date all customary information regarding the Company and each of its Subsidiaries that is requested in writing and required in connection with the Financing or any Permanent Financing by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act;
(vii) cooperate reasonably with any customary due diligence investigation of the Company and its Subsidiaries in connection with the Financing or any Permanent Financing; and
(viii) take all customary corporate actions, subject to the occurrence of the Effective Time, reasonably requested by Parent and necessary to permit the consummation of the Financing or any Permanent Financing.
(c) The Company shall use commercially reasonable efforts to, and the Company shall cause each of its subsidiaries to use commercially reasonable efforts to, take any actions reasonably requested by Parent that are necessary to facilitate the payoff, satisfaction, discharge and/or defeasance by Parent of all outstanding Indebtedness pursuant to the Company’s Existing Credit Agreements on the Closing Date (the “Debt Payoff”), including sending one or more notices of payment required by the terms of such indebtedness and obtaining a customary payoff letter in connection therewith; it being understood that at Closing, Parent shall provide all funds required to actually effect the Debt Payoff.
(d) Notwithstanding anything to the contrary contained in this Section 4.19, neither the Company nor any of its Subsidiaries shall be required to take or permit the taking of any action that would (i) unreasonably interfere with the ongoing operations of the Company or its Subsidiaries, (ii) cause any representation or warranty in this Agreement to be breached by the Company or any of its Subsidiaries, (iii) require the Company or any of its Subsidiaries to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Financing, or consummation of an offering of debt, equity or equity-linked securities in replacement of all or any portion of the Financing, or the cooperation of the Company and its Subsidiaries contemplated by this Section 4.19 prior to the Closing, (iv) cause any director, officer or employee of the Company or any of its Subsidiaries to incur any personal liability, (v) conflict with the organizational documents of the Company or any of its Subsidiaries or any Laws, (vi) result in the contravention of, or that could result in a violation or breach of, or a default (with or without notice, lapse of time, or both) under, any Contract, (vii) provide access to or disclose information that the Company or any of its Subsidiaries determines would jeopardize any attorney-client privilege of the Company or any of its Subsidiaries, (viii) authorize any corporate action of the Company or any of its Subsidiaries that would become effective and operative prior to the Closing, (ix) require the Company, its Subsidiaries or any Persons who are directors of the Company or its Subsidiaries to pass resolutions or consents to approve or authorize the execution of the Financing, (x) prepare any financial statements or information that are not available to it and prepared in the ordinary course of its reporting practice, (xi) require the Company or any of its Subsidiaries to enter into any instrument or agreement with respect to the Financing that is effective prior to the occurrence of the Closing or that would be effective if the Closing does not occur, (xii) prepare any projections or pro forma financial statements, or (xiii) deliver or cause to be delivered any opinion of counsel in connection with the Financing.
(e) Parent shall indemnify and hold harmless the Company and each of its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable attorney’s fees) interest, awards, judgments and penalties of any kind (collectively, “Losses”) imposed on, sustained, incurred or suffered by, or asserted against, any of them, directly or indirectly, relating to, arising out of or resulting from the arrangement of the Financing, any cooperation pursuant to this Section 4.19 and/or the provision of information utilized in connection therewith, except to the extent such Losses arise out of the willful misconduct or intentional fraud of the Company or any of its Subsidiaries, whether or not the Merger is consummated or this Agreement is terminated. Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Company or its Subsidiaries in connection with this Section 4.19, whether or not the Merger is consummated or this Agreement is terminated.
(f) The Company hereby consents to the reasonable use of its and its Subsidiaries’ trademarks, service marks and logos in connection with syndication and underwriting of the Financing or consummation of an offering of debt, equity or equity-linked securities in replacement of all or any portion of the Financing; provided, that such trademarks, service marks and logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries.
(g) Parent and Merger Sub expressly acknowledge and agree that (i) obtaining the Financing is not a condition to the Closing, (ii) the provisions of this Section 4.19 shall not create any independent conditions to Closing and (iii) notwithstanding anything contained in this Agreement to the contrary, neither Parent’s nor Merger Sub’s obligations hereunder are conditioned in any manner upon Parent or Merger Sub obtaining the Financing, or any other financing whatsoever. In the event the Financing has not been obtained, Parent and Merger Sub will continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article V, to consummate the Merger.
ARTICLE V

CONDITIONS TO THE MERGER
Section 5.1. Conditions to Each Party’s Obligation to Effect the Merger.   The obligations of each of the parties to consummate the Merger shall be subject to the satisfaction (or waiver by the Company and Parent, to the extent permissible under applicable Law) at or prior to the Effective Time of the following conditions:
(a) Company Shareholder Approval.   The Company Shareholder Approval shall have been obtained in accordance with the Company Charter Documents and applicable Law.

(b) Regulatory Consents.   Any waiting period (and any extension thereof) applicable to the Transactions shall have been terminated or shall have expired, and any approvals, consents or clearances required in connection with the Transactions shall have been obtained, in each case, under or in relation to the HSR Act.
(c) No Injunctions or Restraints; Illegality.   No outstanding judgment, injunction, order or decree of a competent Governmental Authority or other legal restraint or prohibition (an “Injunction”) shall have been entered and shall continue to be in effect, and no Law shall have been adopted or be effective, in each case that prohibits, enjoins or makes illegal the consummation of the Merger or the Transactions.
Section 5.2. Conditions to Parent and Merger Sub’s Obligation to Effect the Merger.   The obligations of the Buyer Parties to effect the Merger are also subject to the satisfaction or waiver, if permitted by applicable Law and in writing, by Parent of the following additional conditions:
(a) Accuracy of the Representations and Warranties of the Company.   The representations and warranties of the Company (i) set forth in the first and second sentences of Section 3.1(b)(i) (Capitalization) shall be true and correct (except for de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date, as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct (except for de minimis inaccuracies) as of such earlier date only), (ii) set forth in the third sentence of Section 3.1(b)(i) (Capitalization), set forth in the first sentence of Section 3.1(f) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, (iii) set forth in Section 3.1(c)(i) and Section 3.1(c)(ii) (Authority), Section 3.1(s) (Broker and Other Advisers) and Section 3.1(v) (Takeover Statutes; No Rights Plan) shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Closing Date, as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date only), and (iv) set forth in Article III of this Agreement (other than those representations and warranties referenced in clauses (i), (ii) or (iii) of this Section 5.2(a)) shall be true and correct (without giving effect to any “materiality”, “Company Material Adverse Effect” or any correlative qualifiers contained therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date only), except in the case of this clause (iv) where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have a Company Material Adverse Effect.
(b) Performance of Obligations of the Company.   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c) Officer’s Certificate.   Parent shall have received a certificate from the Company, dated as of the Closing Date and signed on behalf of the Company by an authorized officer of the Company, stating that the conditions specified in Section 5.2(a) and Section 5.2(b) have been satisfied.
Section 5.3. Conditions to the Company’s Obligation to Effect the Merger.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver, if permitted by applicable Law and in writing, by the Company of the following additional conditions:
(a) Accuracy of the Representations and Warranties of Parent and Merger Sub.   Each of the representations and warranties of the Buyer Parties set forth in Section 3.2 of this Agreement (without giving effect to any “materiality”, “material adverse effect” or any correlative qualifiers contained therein) shall be true and correct, except where the failure of any such representation and warranty to be so true and correct would not prevent, materially delay or materially impede the ability of the Buyer Parties to consummate the transactions contemplated by this Agreement, as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

(b) Performance of Obligations of the Buyer Parties.   Each of the Buyer Parties shall have performed in all material respects the obligations required to be performed by them under this Agreement at or prior to the Closing Date.
(c) Officer’s Certificate.   The Company shall have received a certificate from the Buyer Parties, dated as of the Closing Date and signed on behalf of the Buyer Parties by an authorized officer of Parent or Merger Sub, as applicable, stating that the conditions specified in Section 5.3(a) and Section 5.3(b) have been satisfied.
Section 5.4. Frustration of Closing Conditions.   No party may rely on the failure of any condition set forth in Section 5.1, Section 5.2 or Section 5.3, as the case may be, to be satisfied to excuse such party’s obligation to effect the Merger if such failure was caused, in whole or in part, by such party’s breach or frustration of any provision of this Agreement.
ARTICLE VI

TERMINATION
Section 6.1. Termination by Mutual Consent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Company Shareholder Approval is obtained, by mutual written consent of the Company and Parent (on behalf of the Buyer Parties).
Section 6.2. Termination by Either Parent or the Company.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by written notice of either Parent (on behalf of the Buyer Parties) or the Company, if:
(a) the Merger shall not have been consummated by 11:59 p.m. (Eastern time) on September 18, 2018, whether such date is before or after the date the Company Shareholder Approval is obtained (such date, the “Termination Date”);
(b) the Company Shareholders’ Meeting shall have been held and completed and the Company Shareholder Approval shall not have been obtained at such Company Shareholders’ Meeting or at any adjournment or postponement thereof; or
(c) any Injunction issued by a court of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the Company Shareholder Approval has been obtained);
provided, that the right to terminate this Agreement pursuant to this Section 6.2 shall not be available to any party whose breach or failure to fulfill any obligation under this Agreement has been the primary cause of, or the primary factor that resulted in, the circumstance enabling termination pursuant to this Section 6.2 on or before the Termination Date.
Section 6.3. Termination by the Company.   This Agreement may be terminated and the Merger may be abandoned by written notice of the Company:
(a) at any time prior to the receipt of the Company Shareholder Approval if  (i) the Company Board, or a committee thereof, authorizes the Company, subject to complying with the terms of this Agreement (including Section 4.3(d)), to enter into definitive transaction documentation providing for a Superior Proposal, (ii) immediately prior to or promptly after the termination of this Agreement, the Company enters into definitive transaction documentation with respect to a Superior Proposal and (iii) the Company immediately prior to such termination pays to Parent in immediately available funds any fees required to be paid pursuant to Section 6.5;
(b) at any time prior to the Effective Time if there has been a breach of any representation, warranty, covenant or agreement made by the Buyer Parties in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 5.3(a) or Section 5.3(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of  (i) thirty (30) days after written notice thereof is given by the Company to Parent and (ii) the date that is three (3) Business

Days prior to the Termination Date; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 6.3(b) at any time when it is in breach of this Agreement and such breach would cause, or result in, the failure of any of the conditions set forth in Section 5.2(a) or Section 5.2(b) to be satisfied; or
(c) if  (i) all of the conditions set forth in Section 5.1 and Section 5.2 have been and continue to be satisfied or waived (other than those conditions that by their nature cannot be satisfied other than at Closing), (ii) the Company has confirmed by written notice to Parent that it intends to terminate this Agreement pursuant to this Section 6.3(c) if the Buyer Parties fail to consummate the transactions contemplated by this Agreement when required pursuant to Section 1.2 and (iii) the Buyer Parties fail to consummate the transactions contemplated by this Agreement within two (2) Business Days of the date the Closing should have occurred pursuant to Section 1.2 (it being understood that during such two (2) Business Day period, Parent shall not be entitled to terminate this Agreement);
Section 6.4. Termination by Parent.   This Agreement may be terminated and the Merger may be abandoned by written notice of Parent (on behalf of the Buyer Parties):
(a) at any time prior to the Effective Time, if  (i) the Company Board shall have effectuated a Change of Recommendation, (ii) the Company Board or any committee thereof  (A) shall not have rejected any Acquisition Proposal within two (2) Business Days of the making thereof  (including, for these purposes, by taking no position with respect to the acceptance by the Company’s shareholders of a tender offer or exchange offer, which shall constitute a failure to reject such Acquisition Proposal) or (B) shall have failed to publicly reconfirm the Merger Recommendation within three (3) Business Days after receipt of a written request from Parent that it do so if such request is made following the making by any Person of an Acquisition Proposal (provided that the Company shall not be required to reconfirm the Merger Recommendation more than once) or (iii) the Company shall have failed to comply in all material respects with its obligations under Section 4.1 or Section 4.3; provided, however, that Parent may only exercise this termination right prior to receipt of the Company Shareholder Approval; or
(b) at any time prior to the Effective Time if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 5.2(a) or Section 5.2(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of  (i) thirty (30) days after written notice thereof is given by Parent to the Company and (ii) the date that is three (3) Business Days prior to the Termination Date; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 6.4(b) at any time when any Buyer Party is in breach of this Agreement and such breach would cause, or result in, the failure of any of the conditions set forth in Section 5.3(a) or Section 5.3(b) to be satisfied.
Section 6.5. Effect of Termination and Abandonment.
(a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VI, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, however, and notwithstanding anything in the foregoing to the contrary, that (i) no such termination shall relieve any party hereto of any liability to pay the Termination Fee, Parent Fee, or Regulatory Termination Fee pursuant to this Section 6.5, (ii) subject to the limitations set forth in Section 6.5(f) and Section 6.5(g), no such termination shall relieve any of the parties of liability for damages (which the parties acknowledge and agree shall not be limited to reimbursement of costs or expenses, and may include the benefit of the bargain and/or premium lost by a company’s shareholders or equity holders, as applicable (taking into consideration all relevant matters, including other combination opportunities and the time value of money), which shall be deemed in such event to be damages of such party) for fraud or any Willful Breach of this Agreement; and (iii) the agreements of the parties contained in Section 4.10 (Fees and Expenses), Section 4.16 (Confidentiality), this Section 6.5, and Article VII, and the Confidentiality Agreement shall survive the termination of this Agreement (in the case of the Confidentiality Agreement, subject to the terms thereof). For purposes of this Agreement, the term

“Willful Breach” means a material breach of this Agreement that is a consequence of an act undertaken or a failure to take an act by the breaching party with the knowledge that the taking of such act or the failure to take such act would cause a breach of this Agreement.
(b) In the event that:
(i) (A) this Agreement is terminated by Parent or the Company pursuant to either Section 6.2(a) (Termination Date) or Section 6.2(b) (Company Shareholder Approval), or by Parent pursuant to Section 6.4(b) (Breach of Representation) as a result of a breach by the Company, (B) any Person shall have publicly disclosed a bona fide Acquisition Proposal after the date hereof and prior to such termination, which Acquisition Proposal had not been publicly withdrawn (in the case of a termination pursuant to Section 6.2(b), which Acquisition Proposal had not been withdrawn prior to the Company Shareholders’ Meeting), and (C) within twelve (12) months after such termination the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal, which Acquisition Proposal is subsequently consummated (provided, that for purposes of this clause (C) the references to “20%” in the definition of  “Acquisition Proposal” shall be deemed to be references to “50%”); or
(ii) this Agreement is terminated by Parent pursuant to Section 6.4(a); or
(iii) this Agreement is terminated by the Company pursuant to Section 6.3(a);
then the Company shall:
(A) in the case of clause (i) above, on the date on which the Company consummates the Acquisition Proposal referred to in subclause (i)(C) above, pay Parent the Termination Fee by wire transfer of immediately available funds;
(B) in the case of clause (ii) above, promptly but in no event later than three (3) Business Days after the date of such termination, pay Parent the Termination Fee by wire transfer of immediately available funds; or
(C) in the case of clause (iii) above, immediately prior to or concurrently with such termination, pay Parent the Termination Fee by wire transfer of immediately available funds;
(it being understood that in no event shall the Company be required to pay the Termination Fee on more than one occasion).
“Termination Fee” shall mean an amount equal to $149,000,000.
(c) In the event that this Agreement is terminated by the Company pursuant to Section 6.3(b) or Section 6.3(c) then Parent shall promptly, but in no event later than three (3) Business Days after the date of such termination, pay or cause to be paid to the Company, in each case, an amount equal to $198,600,000 (the “Parent Fee”), by wire transfer of immediately available funds (it being understood that in no event shall Parent be required to pay Parent Fee on more than one occasion).
(d) In the event that this Agreement is terminated by Parent or the Company pursuant to (i) Section 6.2(a) and, at the time of such termination, any of the conditions set forth in Section 5.1(b) or Section 5.1(c) (if and only if the applicable event giving rise to the failure of such condition under Section 5.1(c) to be satisfied arises in connection with the failure of any waiting period (or any extension thereof) applicable to the Transactions to expire or be terminated or any approvals, consents or clearances be obtained, in each case, under or in relation to the HSR Act) shall not have been satisfied due to the refusal by Parent to divest, license, hold separate, sell or otherwise dispose of any of the assets, businesses or product lines of Parent or any of its Subsidiaries or (ii) Section 6.2(c) (if, and only if, the applicable Injunction arises in connection with the failure of any waiting period (or any extension thereof) applicable to the Transactions to expire or be terminated or any approvals, consents or clearances be obtained, in each case, under or in relation to the HSR Act due to the refusal by Parent to divest, license, hold separate, sell or otherwise dispose of any of the assets, businesses or product lines of Parent or any of its Subsidiaries), and at the time of such termination referred to in clause (i) or (ii) above, the conditions to Closing set forth in Section 5.2(a) and Section 5.2(b) (other than those conditions that by their nature cannot be satisfied other than at Closing) shall have been satisfied or waived in accordance with this Agreement, then Parent shall promptly, but in no event later than three (3) Business Days after the date of such termination, pay or cause to be paid to the Company, in each case, an amount equal to $50,000,000.00 (the “Regulatory Termination Fee”), by wire transfer of immediately available funds (it being understood that in no event shall Parent be required to pay the Regulatory Termination Fee on more than one occasion).
(e) The Buyer Parties and the Company acknowledge that the agreements contained in this Section 6.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement.
(f) Notwithstanding anything to the contrary in this Agreement, except for (i) an order of specific performance as and only to the extent expressly permitted by Section 7.8, (ii) any fraud or Willful Breach by the Buyer Parties of this Agreement and (iii) the remedies available under the Confidentiality Agreement, the parties hereto expressly acknowledge and agree that:
(i) The Company’s receipt of Parent Fee pursuant to Section 6.5(c) or Regulatory Termination Fee pursuant to Section 6.5(d), as the case may be, together with the rights and remedies available to the Company in the indemnification and reimbursement provisions of Section 4.8 (but subject in all cases to the limitations set forth in this Agreement), shall be the sole and exclusive remedies of the Company and its Subsidiaries against the Buyer Parties and any of their respective former, current, or future general or limited partners, shareholders, managers, members, directors, officers, employees, Affiliates or agents (the “Buyer Party Obligors”) and the Debt Financing Sources for any loss suffered with respect to this Agreement, the Transactions, the termination of this Agreement, the failure of the Merger to be consummated or any breach of this Agreement by the Buyer Parties.
(ii) In light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement (A) the payment of the Parent Fee pursuant to Section 6.5(c) or Regulatory Termination Fee pursuant to Section 6.5(d), as the case may be, which constitutes a reasonable estimate of the monetary damages that will be suffered by the Company and its Subsidiaries by reason of breach or termination of this Agreement, shall be in full and complete satisfaction of any and all monetary damages of the Company and its Subsidiaries arising out of or related to this Agreement, the transactions contemplated hereby and thereby (including, any breach by the Buyer Parties), the termination of this Agreement, the failure to consummate the transactions contemplated by this Agreement, and any claims or actions under applicable Law arising out of any such breach, termination or failure against the Buyer Party Obligors or the Debt Financing Sources; and (B) after being paid such amounts in accordance with the terms of this Agreement (x) none of the Buyer Party Obligors or the Debt Financing Sources shall have any further liability or obligation to the Company or its Subsidiaries relating to or arising out of this Agreement or the transactions contemplated by this Agreement or any claims or actions under applicable Law arising out of any such breach, termination or failure and (y) in no event will the Company or any of its Subsidiaries, be entitled to seek to recover or obtain against any of the Buyer Party Obligors or the Debt Financing Sources any other monetary damages, any recovery or judgment in excess of Parent Fee or the Regulatory Termination Fee, as applicable, or any other remedy based on a claim in Law or in equity with respect thereto, including consequential, special, indirect or punitive damages for, or with respect to, this Agreement or the Transactions (including, any breach by the Buyer Parties), the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Law arising out of any such breach, termination or failure.
(g) Notwithstanding anything to the contrary in this Agreement, except for (i) an order of specific performance as and only to the extent expressly permitted by Section 7.8 and (ii) any fraud or Willful Breach by the Company of this Agreement, the parties hereto expressly acknowledge and agree that:
(i) Parent’s receipt of the Termination Fee from the Company pursuant to Section 6.5(b), shall be the sole and exclusive remedy of the Buyer Parties and their respective Affiliates against the Company, its Subsidiaries and any of their respective former, current, or future general or limited partners, shareholders, directors, officers, employees, managers, members, Affiliates or agents (the “Company Obligors”) for any loss suffered with respect to this Agreement, the Transactions (including any breach by the Company), the termination of this Agreement, the failure of the Merger to be consummated or any breach of this Agreement by the Company.
(ii) In light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any termination of this Agreement, (A) the payment of the Termination Fee pursuant to Section 6.5(b), which constitutes a reasonable estimate of the monetary damages that will be suffered by the Buyer Parties by reason of breach or termination of this Agreement shall be in full and complete satisfaction of any and all monetary damages of the Buyer Parties arising out of or related to this Agreement, the Transactions (including, any breach by the Company that is not a Willful Breach), the termination of this Agreement, the failure to consummate the Transactions, and any claims or actions under applicable Law arising out of any such breach, termination or failure against the Company Obligors and (B) after being paid such amounts in accordance with the terms of this Agreement (x) none of the Company Obligors shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions or any claims or actions under applicable Law arising out of any such breach, termination or failure and (y) in no event will the Buyer Parties, be entitled to seek to recover or obtain against any of the Company Obligors any other damages, any recovery or judgment in excess of the Termination Fee, or any other remedy based on a claim in Law or in equity with respect thereto, including consequential, special, indirect or punitive damages for, or with respect to, this Agreement or the Transactions (including, any breach by the Company), the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Law arising out of any such breach, termination or failure.
ARTICLE VII

MISCELLANEOUS
Section 7.1. Non-survival of Representations and Warranties, Covenants and Agreements.   Except as otherwise provided in this Agreement, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers, directors or representatives, whether prior to or after the execution of this Agreement, and no information provided or made available shall be deemed to be disclosed in this Agreement or in the Company Disclosure Schedule, except to the extent actually set forth herein or therein. The representations, warranties and agreements in this Agreement shall terminate at the Effective Time, or upon the termination of this Agreement, as the case may be, except that this Section 7.1 shall not limit any other agreement or covenant in this Agreement which by its terms contemplates performance after the Effective Time. The Confidentiality Agreement shall survive termination of this Agreement in accordance with its terms.
Section 7.2. Amendment or Supplement.   Subject to applicable Law, at any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Company Shareholder Approval, if, and only if, such amendment or supplement is in writing and signed, in the case of an amendment, by the Company and the Buyer Parties; provided, however, that following receipt of the Company Shareholder Approval, no amendment, modification or supplement of this Agreement shall be made unless, to the extent required by applicable Law, approved by the shareholders of the Company. Notwithstanding the foregoing, no amendments or supplements to the provisions which the Debt Financing Sources are expressly made third-party beneficiaries pursuant to Section 7.6 shall be permitted in a manner adverse to the interests of the Debt Financing Sources without the prior written consent of such Debt Financing Sources.
Section 7.3. Extension of Time, Waiver, Etc.   At any time prior to the Effective Time, any party may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of any other party hereto, (b) extend the time for the performance of any of the obligations or acts of any other party hereto or (c) unless prohibited by applicable Law, waive compliance by any other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.
Section 7.4. Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, except that each of Parent and Merger Sub may assign, in their sole discretion and without the prior written consent of the Company, any of or all of their rights, interests and obligations under this Agreement to any wholly owned direct or indirect Subsidiary of Parent, but no such assignment shall relieve Parent or Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 7.4 shall be null and void.
Section 7.5. Counterparts.   This Agreement may be executed in two or more counterparts (each of which shall be deemed to be an original with the same effect as if the signatures thereto and hereto were upon the same instrument) and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by electronic delivery or otherwise) to the other parties. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.PDF”) form, or by any other electronic means, will have the same effect as physical delivery of the paper document bearing the original signature.
Section 7.6. Entire Agreement; No Third Party Beneficiaries.
(a) This Agreement, together with any exhibits, schedules and annexes hereto, the Company Disclosure Schedule, the Voting Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.
(b) Except for (i) the Indemnitees pursuant to Section 4.8, (ii) if the Effective Time occurs, the Persons benefiting from Article II pursuant thereto, (iii) the Persons described in Section 6.5(f), who shall be in each case express third party beneficiaries of, and shall be entitled to rely on and enforce, Section 4.8, Section 6.5(c), Section 7.1, this Section 7.6, Section 7.7(a), Section 7.7(b) and Section 7.8, as applicable, and (iv) Section 6.5(f), Section 7.2, this Section 7.6, Section 7.7 and Section 7.12 which, to the extent applicable to the Debt Financing Sources, are intended to benefit, and be enforceable by, the Debt Financing Sources, this Agreement is not intended to, and does not, confer upon any other Person any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The parties hereto further agree that the rights of third party beneficiaries under Section 4.8 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 7.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
Section 7.7. Governing Law; Jurisdiction; Waiver of Jury Trial.
(a) This Agreement shall be deemed to be made in the State of Delaware, and together with all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware, except that matters relating to the internal corporate affairs of the Company, Merger Sub and the Surviving Corporation, including matters relating to the filing of the Articles of Merger, the effects of the Merger, any appraisal rights, and fiduciary obligations of the Company Board shall be governed by the laws of the state of North Carolina. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (the “Chosen Court”). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto, to the fullest extent permitted by Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 7.10; provided, however, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Law.
(b) Notwithstanding anything herein to the contrary, each of the parties irrevocably agrees that any legal action or proceeding involving any Debt Financing Sources (or any of their respective Affiliates or their or their respective Affiliates’ Representatives) arising out of or relating to this Agreement, the Debt Letters or the Financing shall be brought and determined in the Supreme Court of the State of New York, County of New York and that any such legal action or proceeding shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law rules of such State that would result in the application of the laws of any other state; provided, that if jurisdiction is not then available in the Supreme Court of the State of New York, County of New York, then any such legal action or proceeding may be brought in any federal court located in the State of New York (and, in each case, any appellate courts thereof). Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding involving any Debt Financing Sources (or any of their respective Affiliates or their or their respective Affiliates’ officers, directors, employees, agents and representatives) arising out of or relating to this Agreement, the Debt Letters or the Financing and the transactions contemplated hereby or thereby. Each of the parties agrees not to commence any action, suit or proceeding involving any Debt Financing Sources (or any of their respective Affiliates or their or their respective Affiliates’ officers, directors, employees, agents and representatives) relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding involving any Debt Financing Sources (or any of their respective Affiliates or their or their respective Affiliates’ officers, directors, employees, agents and representatives) arising out of or relating to this Agreement, the Debt Letters or the Financing or the transactions contemplated hereby or thereby, (x) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (y) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (z) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, the Debt Letters, the Financing, or the subject matter hereof or thereof, may not be enforced in or by such courts.
(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE FINANCING, THE DEBT LETTERS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 7.8. Specific Enforcement.
(a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court specified in Section 7.7, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.
(b) Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
Section 7.9. Remedies.   Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.
Section 7.10. Notices.   All notices, requests, demands and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (where a number is provided and with confirmation of transmission) or sent by an internationally recognized overnight courier (providing proof of delivery) to the parties at the following addresses:
If to Parent or Merger Sub, to:
Campbell Soup Company
One Campbell Place
Camden, New Jersey 08103
Attention: Corporate Secretary
with a copy (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Michael J. Aiello
             Eoghan P. Keenan
Facsimile: (212) 310-8007
If to the Company, to:
Snyder’s-Lance, Inc.
13515 Ballantyne Corporate Place
Charlotte, NC 28277
Attention: Gail Sharps Myers, Senior Vice President, General Counsel & Secretary
Facsimile: (704) 557-8069

with a copy (which shall not constitute notice) to:
Jenner & Block LLP
919 Third Avenue
New York, NY 10022
Attention: Kevin T. Collins
Facsimile: (212) 909-0834
or such other address or facsimile number as such party may hereafter specify to the other parties hereto in a notice given in accordance with this Section 7.10. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 P.M. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.
Section 7.11. Severability.   If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall substitute a suitable and equitable provision into this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 7.12. Debt Financing Sources Liability.   Notwithstanding anything to the contrary in this Agreement, none of the Debt Financing Sources shall have any liability to the Company relating to or arising out of this Agreement, the Financing or otherwise, whether at Law, or equity, in contract, in tort or otherwise, and the Company shall not have any rights or claims against any Debt Financing Sources hereunder or thereunder.
Section 7.13. Definitions. For purposes of this Agreement, the term:
(a) “Action” means any injunction, judgment, ruling, order, decree, action, proceeding, litigation, suit, hearing, examination, inquiry, investigation, audit, arbitration, cause of action, claim, lawsuit, notice of violation, citations, summons, subpoena, complaint, criminal prosecution, governmental or other administrative proceeding, whether at law or at equity, public or private, formal or informal, before or by any court or Governmental Authority, arbitrator or other tribunal.
(b) “Affiliate” means, when used with respect to any Person, any other Person who is an “affiliate” of that Person within the meaning of Rule 405 promulgated under the Securities Act.
(c) “Antitrust Laws” means the United States Sherman Antitrust Act of 1890, the United States Clayton Antitrust Act of 1914, the HSR Act, the United States Federal Trade Commission Act of 1914, and all other applicable federal, state and foreign Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
(d) “Business Day” means any day ending at 11:59 p.m. (New York local time) except a Saturday, a Sunday or other day on which the United States Securities and Exchange Commission or banks in the City of New York are authorized or required by Law to be closed.
(e) “Company Common Stock” means each share of common stock, par value $0.83 1∕3, of the Company.
(f) “Company Employee” means any employee or director of the Company or its Subsidiaries.
(g) “Company Material Adverse Effect” means, with respect to the Company, any change, effect, event, violation, inaccuracy, state of facts, development, circumstance or occurrence (an “Event”) that, individually or when taken together with all other Events, (i) has a material adverse effect on the results of operations, financial condition, business, properties, assets or liabilities of the Company and its Subsidiaries, taken as a whole, or (ii) would or would reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the Merger or to perform any of its material obligations under this Agreement without material delay; provided, however, that, in the case of clause (i), none of the following Events shall constitute or shall be taken into account in determining whether there is a Company Material Adverse Effect: (A) changes generally affecting the economy or political conditions or financial or securities markets or industries in which the Company or its Subsidiaries operate, (B) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or any material worsening of such conditions threatened or existing as of the date of this Agreement or natural disasters or other force majeure events, (C) any adoption, implementation, enforcement, promulgation, repeal, amendment, interpretation, reinterpretation or other changes, or proposed adoption, implementation, enforcement, promulgation, repeal, amendment, interpretation, reinterpretation or changes in Law or GAAP or other accounting standards (or, in each case in the interpretation thereof), (D) any failure by the Company or its Subsidiaries to meet any published or internal projections, forecasts, predictions, estimates or expectations of the Company’s or its Subsidiaries’ past or projected revenue, earnings or other financial performance or results of operations for any period, in and of itself, (E) any Events to the extent attributable to the execution, announcement or pendency of this Agreement or the anticipated consummation of the Transactions (including the identity of Parent or its Affiliates as the acquirer of the Company), or communication by Parent or its Affiliates with respect to the post-Closing conduct of the business or assets of the Company or its Subsidiaries, (F) any decline in the market price or trading volume of the Company Common Stock, (G) any Events resulting from or arising out of any actions taken by the Company or any of its Subsidiaries, on the one hand, and Parent or any of its Subsidiaries, on the other hand, as required by this Agreement, or (H) any action or omission explicitly required under this Agreement or any action taken or omitted to be taken at the specific request of the Buyer Parties or any omission caused by the failure of Parent to provide a consent under Section 4.2 (other than any such consent with respect to which Parent has reasonably withheld such consent pursuant to and consistent with Section 4.2); provided, that, with respect to clauses (A), (B) or (C), Events resulting from any change, event, circumstance or development that has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries shall be considered for purposes of determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur.
(h) “Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA and each other employee benefit plan, policy, agreement or arrangement, including material payroll practices, employment, consulting or other compensation agreements, or bonus or other incentive compensation, stock purchase, equity or equity-based compensation, deferred compensation, change in control, severance, termination, redundancy, garden leave, sick leave and other paid leave, vacation, loans, salary continuation, health, post-retirement (including retiree medical and retiree life insurance), life insurance and educational assistance plan, policies, agreements or arrangements (including any funding mechanism now in effect or required in the future as a result of the transactions contemplated hereby or otherwise), which is sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has any material obligation or liability, contingent or otherwise, for Company Employees or independent contractors of the Company or any of its Subsidiaries.
(i) “Contract” means any agreement, lease, license, contract, note, bond, mortgage, indenture, arrangement or other binding obligation (whether written or oral).
(j) “Debt Financing Sources” means the persons that have committed to provide or arrange or otherwise entered into agreements (including the Debt Letters, any other commitment letters, engagement letters or financing agreements), in each case, in connection with the Financing and/or any Permanent Financing in connection with the Merger, and parties to any joinder agreements, indentures or credit agreements entered pursuant thereto or relating thereto together with their respective Affiliates or their or their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assignees.
(k) “Existing Credit Agreements” means (a) that certain Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 16, 2015, by and among, inter alios, the Company, the lenders party thereto from time to time and Bank of America, N.A. as administrative agent thereunder, which amended and restated that certain Amended and Restated Credit Agreement, dated as of May 30, 2014 (as amended prior to such date) and (b) that certain Credit Agreement, dated as of December 16, 2015, by and among, inter alios, the Company, the lenders party thereto from time to time and Bank of America, N.A. as administrative agent thereunder, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions of this Agreement.
(l) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
(m) “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code.
(n) “Exchange Act” means the United States Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, each as amended.
(o) “GAAP” means generally accepted accounting principles in the United States, consistently applied.
(p) “Governmental Authority” means any domestic or foreign governmental or regulatory authority, agency, commission, body, court or other legislative, executive or judicial governmental entity or any “self-regulatory organization” as defined in Section 3(a)(26) of the Exchange Act.
(q) “Governmental Authorization” shall mean any permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority pursuant to any Law.
(r) “Government Official” shall mean any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, and includes any official or employee of any directly or indirectly government-owned or -controlled entity, and any officer or employee of a public international organization, as well as any person acting in an official capacity for or on behalf of any such government or department, agency, or instrumentality, or for or on behalf of any such public international organization.
(s) “HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
(t) “Knowledge” (and derivative terms thereof) means (i) as it relates to the Company, the actual knowledge of the individuals listed in Section 7.13(t)(i) of the Company Disclosure Schedule and (ii) as it relates to Parent, the actual knowledge of the individuals listed on Section 7.13(t)(ii) of the Parent Disclosure Schedule.
(u) “Law” means any federal, state, local or foreign laws, statutes, ordinances, common law, and any applicable rules, regulations, standards, judgments, orders, writs, injunctions, decrees, arbitration awards, agency requirements, licenses or permits of any Governmental Authority.
(v) “Lien” means any liens, pledges, charges, mortgages, encumbrances, licenses, ownership interests of other Persons, claims and security interests of any kind or nature whatsoever (including any restriction on the right to vote or transfer the same, except for such transfer restrictions of general applicability, including as may be provided under the Securities Act and the “blue sky” laws of the various States of the United States).
(w) “Permitted Lien” means (i) encumbrances for Taxes or other governmental charges not yet due and delinquent or that are being contested in good faith by appropriate proceedings; (ii) mechanics’, carriers’, workmen’s, repairmen’s or other like encumbrances arising or incurred in the ordinary course of business consistent with past practice relating to obligations as to which there is no default on the part of Company or its applicable Subsidiaries, or the validity or amount of which is being contested in good faith by appropriate proceedings; (iii) easements, covenants, conditions, restrictions and other encumbrances and similar matters, that do not, individually or in the aggregate, materially impair the continued use, operation, value or marketability of the relevant asset to which they relate or the conduct of the business of the Company and its Subsidiaries as presently conducted; (iv) zoning or building codes; (v) statutory liens securing payments not yet due; and (vi) security interests, mortgages and pledges that are disclosed in the Filed Company SEC Documents and that secure indebtedness that is reflected in the most recent consolidated financial statements of the Company included in the Filed Company SEC Documents. For the avoidance of doubt, “Liens” does not include any non-exclusive licenses to Intellectual Property.
(x) “Person” means an individual, a corporation (including not-for-profit), a limited liability company, a partnership, an association, a trust or any other entity, including a Governmental Authority or other entity of any kind or nature.
(y) “Release” means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, or dispersal into the environment.
(z) “Securities Act” means the United States Securities Act of 1933 and the rules and regulations promulgated thereunder, each as amended.
(aa) “Subsidiary” when used with respect to any Person, means any other Person the accounts of which would be consolidated with those of such party in such party’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other Person of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.
(bb) “Tax” (including, with correlative meaning, the term “Taxes”) means (a) all federal, state, local and non-U.S. income, profits, franchise, gross receipts, environmental, capital stock, severance, estimated, social security, capital gains, alternative or add-on minimum, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes or other payments in the nature of taxes of any kind whatsoever, together with all interest, penalties, fines and additions imposed with respect to such amounts; (b) any liability for the payment of any amounts of the type described in clause (a) as a result of being a member of an affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under foreign, state or local law for any period; and (c) any liability for the payment of any amounts of the type described in clause (a) or (b) as a result of the operation of law or any express or implied obligation to indemnify any other Person.
(cc) “Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns, claims for refund and any amendment thereof) supplied or required to be supplied to any Governmental Authority relating to Taxes.
(dd) “Transactions” means, collectively, this Agreement and the transactions contemplated hereby, including the Merger.

The following terms are defined in the section of this Agreement set forth after such term below:
Acceptable Confidentiality Agreement	Section 4.3(c)(i)
Acquisition Proposal	Section 4.3(c)(ii)
Action	Section 7.13(a)
Affected Employee	Section 4.13
Affiliate	Section 7.13(b)
Agreement	Preamble
Alternative Acquisition Agreement	Section 4.3(d)(i)(B)
Annual Incentive Plans	Section 4.13(d)
Antitrust Laws	Section 7.13(c)
Articles of Merger	Section 1.3
ASPP	Section 2.3(d)
Balance Sheet Date	Section 3.1(e)(vii)
Bankruptcy and Equity Exception	Section 3.1(c)(i)
Book-Entry Shares	Section 2.2(b)
Business Day	Section 7.13(d)
Buyer Parties	Preamble
Buyer Party Obligors	Section 6.5(f)(i)
Bylaws	Section 1.5
Cash Performance Award	Section 4.13(e)
Certificate	Section 2.2(b)
Change of Recommendation	Section 4.3(d)(i)(A)
Charter	Section 1.5
Chosen Court	Section 7.7(a)
Closing	Section 1.2
Closing Date	Section 1.2
Code	Section 2.6
Commitment Letter	Section 3.2(f)
Commitment Parties	Section 3.2(f)
Company	Preamble
Company Affiliates	Section 3.1(t)
Company Board	Recitals
Company Charter Documents	Section 3.1(a)(iii)
Company Common Stock	Section 7.13(e)
Company Disclosure Documents	Section 3.1(i)(i)
Company Disclosure Schedule	Section 3.1
Company Employee	Section 7.13(f)
Company Equity Plans	Section 2.3(e)
Company IP	Section 3.1(o)(i)(A)
Company Leased Properties	Section 3.1(n)(ii)
Company Material Adverse Effect	Section 7.13(g)
Company Obligors	Section 6.5(g)(i)
Company Owned Properties	Section 3.1(n)(i)
Company Plan	Section 7.13(h)
Company Preferred Stock	Section 3.1(b)(i)
Company Proxy Statement	Section 3.1(d)
Company RSU	Section 2.3(c)
Company SEC Documents	Section 3.1(e)(i)
Company Shareholder Approval	Section 3.1(c)(i)
Company Shareholders’ Meeting	Section 4.1(a)
Company Voting Agreement	Recitals
Confidentiality Agreement	Section 4.3(c)(iii)
Contract	Section 7.13(i)
Copyrights	Section 3.1(o)(i)(B)
D&O Indemnification Agreements	Section 4.8(a)
D&O Insurance.	Section 4.8(c)
Debt Financing Sources	Section 7.13(j)
Debt Letters	Section 3.2(f)
Debt Payoff	Section 4.19(b)(ii)
DOJ	Section 4.4(b)
Effective Time	Section 1.3
Engagement Letters	Section 3.1(s)
Environmental Laws	Section 3.1(l)(ii)(A)
Environmental Liabilities	Section 3.1(l)(ii)(B)
Environmental Permits	Section 3.1(l)(i)
Equity Based Awards	Section 3.1(b)(i)
ERISA	Section 7.13(l)
ERISA Affiliate	Section 7.13(m)
Event	Section 7.13(g)
Exchange Fund	Section 2.2(a)
Excluded Shares	Section 2.1(a)
Exiting Credit Agreements	Section 7.13(k)
Fairness Opinion	Section 3.1(r)
Fiduciary Termination	Section 4.3(d)(ii)
Filed Company SEC Documents	Section 3.1(e)(vii)
Financing	Section 3.2(f)
Foreign Corrupt Practices Act	Section 3.1(u)
FTC	Section 4.4(b)
GAAP	Section 7.13(o)
Government Official	Section 7.13(r)
Governmental Authority	Section 7.13(p)
Governmental Authorization	Section 7.13(q)
Hazardous Materials	Section 3.1(l)(ii)(C)
HSR Act	Section 7.13(s)
Incentive Plan Participant	Section 4.13(d)
Indemnifying Party	Section 4.8(e)
Indemnity Proceedings	Section 4.8(a)
Injunction	Section 5.1(c)
Intellectual Property	Section 3.1(o)(i)(B)
Intervening Event	Section 4.3(c)(iv)
IT Assets	Section 3.1(o)(vi)
Knowledge	Section 7.13(t)
Law	Section 7.13(u)
Licensed Intellectual Property	Section 3.1(o)(i)(C)
Liens	Section 7.13(v)
Losses	Section 4.19(e)

Marks	Section 3.1(o)(i)(B)
Material Contract	Section 3.1(m)(i)
Material Leased Properties	Section 3.1(n)(ii)
Merger	Section 1.1
Merger Recommendation	Recitals
Merger Sub	Preamble
Merger Sub Common Stock	Section 2.1(c)
NCBCA.	Recitals
Non-U.S. Company Plan	Section 3.1(k)(i)
Option	Section 2.3(a)
Owned Intellectual Property	Section 3.1(o)(i)(D)
Parent	Preamble
Parent Board	Section 3.2(b)(ii)
Parent Fee	Section 6.5(c)
Parent Material Adverse Effect	Section 3.2(b)(iii)
Parent Plans	Section 4.13(a)
Patents	Section 3.1(o)(i)(B)
Paying Agent	Section 2.2(a)
Per Share Merger Consideration	Section 2.1(a)
Permanent Financing	Section 4.19
Permitted Lien	Section 7.13(w)
Person	Section 7.13(x)
Plan of Merger	Recitals
Policies	Section 3.1(p)(i)
Redacted Fee Letter	Section 3.2(f)
Registered IP	Section 3.1(o)(iv)
Regulation S-K	Section 3.1(e)(viii)
Regulatory Termination	Section 6.5(d)
Release	Section 7.13(y)
Representatives	Section 4.3(a)
Required Information	Section 4.19(b)(ii)
Restricted Stock Award	Section 2.3(b)
SEC	Section 3.1
Securities Act	Section 7.13(z)
Subsidiary	Section 7.13(aa)
Subsidiary Documents	Section 3.1(a)(iii)
Superior Proposal	Section 4.3(c)(v)
Surviving Corporation	Section 1.1
Tax or Taxes	Section 7.13(bb)
Tax Return	Section 7.13(cc)
Termination Date	Section 6.2(a)
Termination Fee	Section 6.5
Trade Secrets	Section 3.1(o)(i)(B)
Transactions	Section 7.13(dd)
U.K. Bribery Act	Section 3.1(u)
U.S. Company Plan	Section 3.1(k)(i)
Willful Breach.	Section 6.5(a)

Section 7.14. Interpretation; Construction.
(a) When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument, statute, rule or regulation defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. When calculating the period of time before which, within which or following which any act is to be done or step taken, the date that is the reference date in beginning the calculation of such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. All references to “dollars” or “$” in this Agreement are to United States dollars.
(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.
CAMPBELL SOUP COMPANY
By:
/s/ Denise Morrison

Name: Denise Morrison
Title:   Chief Executive Officer
TWIST MERGER SUB, INC.
By:
/s/ Anthony DiSilvestro

Name: Anthony DiSilvestro
Title:   Senior Vice President & Chief
          Financial Officer
SNYDER’S-LANCE, INC.
By:
/s/ Brian J. Driscoll

Name: Brian J. Driscoll
Title:   President & Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

Exhibit A
Company Voting Agreement
VOTING AGREEMENT
This VOTING AGREEMENT, is made and entered into as of December 17, 2017 (this “Agreement”), by and among the stockholders listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”), and Campbell Soup Company, a New Jersey corporation (“Parent”).
RECITALS
WHEREAS, as of the date hereof, each Stockholder is the Beneficial Owner of the number of shares of Company Common Stock (i) set forth opposite such Stockholder’s name on Schedule A hereto and (ii) that such Stockholder comes to hold and to be entitled to vote (or direct the voting of) during the period from the date of this Agreement through the Expiration Date (the “Subject Shares”);
WHEREAS, concurrently with the execution of this Agreement, Parent, Twist Merger Sub, Inc., a North Carolina corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Snyder’s-Lance, Inc., a North Carolina corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof  (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; and
WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Stockholders enter into this Agreement, and the Stockholders desire to enter into this Agreement to induce Parent to enter into the Merger Agreement;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:
1. Voting of Shares; Irrevocable Proxy.
(a) From the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, at every meeting of the holders of Company Common Stock and at every adjournment or postponement thereof, each Stockholder shall vote or cause to be voted such Stockholder’s Subject Shares as follows (and shall authorize a proxy to vote such Subject Shares accordingly):
(i) in favor of the approval of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger;
(ii) against any Acquisition Proposal or any Superior Proposal; and
(iii) against any amendment of the articles of incorporation or bylaws of the Company or other action or agreement of the Company, in each case for which the vote of the holders of Company Common Stock is required to authorize such action or agreement, that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, (B) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, or (C) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement.
(b) Each Stockholder hereby revokes (or agrees to cause to be revoked) any and all previous proxies granted with respect to such Stockholder’s Subject Shares. By entering into this Agreement, each Stockholder hereby grants a proxy appointing Parent as Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in Stockholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1(a) above as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to such Stockholder’s Subject Shares. The proxy granted by Stockholder pursuant to this Section 1(b) is irrevocable and is
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granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by such Stockholder shall not be exercised to vote, consent or act on any matter except as contemplated by Section 1(a) above. The proxy granted by such Stockholder shall be revoked, terminated and of no further force or effect, automatically and without further action, upon termination of this Agreement in accordance with Section 9 (Termination) hereof.
2. Transfer of Shares.   Each Stockholder agrees that, from and after the date of this Agreement until the earlier of the receipt of the Company Shareholder Approval or the Expiration Date, such Stockholder will not, directly or indirectly, (i) sell, transfer, distribute, pledge, hypothecate, donate, assign, appoint or otherwise dispose of or encumber (“Transfer”) any of such Stockholder’s Subject Shares, (ii) deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy or power of attorney with respect thereto, (iii) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any Subject Shares, (iv) enter into any agreement, arrangement or understanding with any Person (other than Parent), or take any other action, that would conflict with, restrict, limit, violate or interfere with the performance of such Stockholder’s representations, warranties, covenants and obligations hereunder or (v) take any action that would reasonably be expected to restrict or otherwise adversely affect the Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement; provided that (A) the death of any Stockholder who is an individual person shall itself not be a sale, transfer or disposition of any Subject Shares prohibited by this Section 2 as long as another Stockholder or the Stockholder’s estate continues to own such Subject Shares and agrees to perform such Stockholder’s obligations hereunder and (B) each Stockholder may Transfer any Subject Shares to any Person for tax planning or charitable purposes or any Affiliate of the Stockholder; provided, that, such Person or Affiliate agrees in a written instrument reasonably acceptable to Parent, as a condition precedent to the Transfer and with respect to the Subject Shares so transferred, to be bound by this Agreement to the same extent as the Stockholder by the voting and transfer provisions set forth in this Agreement. Any Transfer in violation of this provision shall be void ab initio. The foregoing restrictions on Transfers of Subject Shares shall not prohibit any such Transfers by any Stockholder in connection with the Merger or the transactions contemplated by the Merger Agreement.
3. Acquisition Proposals.   No Stockholder shall, nor shall any Stockholder permit any of its representatives to, directly or indirectly, (i) solicit, initiate or knowingly facilitate (including by way of furnishing nonpublic information), induce or encourage any inquiries or the making of any proposal or offer (including any proposal or offer to the holders of Company Common Stock, other than from Parent or any of its Affiliates) that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) initiate any discussions or negotiations regarding or furnish to any Person any nonpublic information with respect to, or cooperate in any way that could otherwise reasonably be expected to lead to, any Acquisition Proposal or (iii) approve, recommend or make any public statement approving or recommending any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, and no Stockholder shall, alone or together with any other Person, make an Acquisition Proposal. If any Stockholder receives any inquiry or proposal regarding any Acquisition Proposal, such Stockholder shall promptly inform Parent of such inquiry or proposal and the details thereof.
4. Additional Covenants of the Stockholders.
(a) Further Assurances.   From time to time and without additional consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as are reasonably necessary in order to perform his, her or its obligations under this Agreement.
(b) Stock Dividends, etc.   In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the terms “Company Common Stock” and “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
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(c) Notice of Acquisitions.   Each Stockholder hereby agrees to notify Parent in writing as promptly as practicable, following the date Stockholder is actually made aware of such acquisition, of the number of any additional Shares or other voting securities of the Company which such Stockholder comes to hold and to be entitled to vote (or direct the voting of) on or after the date hereof through the Expiration Date; provided that any timely filing with the SEC by such Stockholder pursuant to Section 13 or Section 16 of the Exchange Act reporting any such acquisition shall constitute notice with respect to this Section 4(c).
(d) Disclosure.   Parent shall not make any public announcement that references any Stockholder without the prior written consent of such Stockholder; provided, that Parent may, without obtaining such consent, make any public statement that contains only information included in, and is consistent with, public statements previously approved in accordance with this paragraph. Subject to reasonable prior notice, each Stockholder hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure required by the SEC, including in the Company Proxy Statement, such Stockholder’s identity and ownership of such Stockholder’s Subject Shares and the nature of such Stockholder’s obligations under this Agreement.
5. Representations and Warranties of each Stockholder.   Each Stockholder on its own behalf hereby represents and warrants as of the date hereof to Parent, severally and not jointly, with respect to such Stockholder and such Stockholder’s ownership of the Subject Shares, as follows (except in each case as would not reasonably be expected to prevent or materially delay or impair such Stockholder’s ability to perform his, her or its material obligations hereunder):
(a) Authority.   Such Stockholder has (i) if such Stockholder is not a natural person, all requisite power and authority, and (ii) if such Stockholder is a natural person, capacity, in each case, to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized (if such Stockholder is not a natural person), executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception. If such Stockholder is a trust, the trustee is duly authorized to execute and deliver this Agreement and consummate the transactions contemplated hereby, and any directions or prior consents which the trustee is required to obtain pursuant to the terms of the governing trust instrument have been obtained. Other than as provided in the Merger Agreement and any filings by such Stockholder with the SEC, the execution, delivery and performance by such Stockholder of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Merger.
(b) No Conflicts.   Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a material breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, other agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder.
(c) The Subject Shares.   Such Stockholder is the Beneficial Owner of, or is a trust or estate that is the Beneficial Owner of and whose beneficiaries are the beneficial owners (not within the meaning of Rule 13d-3 promulgated under the Exchange Act, but rather, pursuant to the common law regarding beneficial interests in trusts) of, and has good and marketable title to, the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto, free and clear of any and all security interests, liens, encumbrances, equities, claims, options or limitations of whatever nature (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares). Such Stockholder does not Beneficially Own any shares of Company Common Stock other than the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to Beneficially Own Subject Shares owned by other Stockholders). Such Stockholder has, or will have at the time of the applicable meeting of holders of Shares, the right to vote or direct the vote of such Subject Shares (it being understood in the case of Stockholders that are trusts, that the trustees
A-A-3

thereof have the right to cause such Stockholders to take such actions, and if the trustees are acting subject to the direction of another party in the exercise of such voting power, then the direction of such other party has been obtained prior to the execution of this Agreement and such direction shall not be revoked except in compliance with this Agreement). None of the Subject Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Subject Shares that would prevent or materially delay a Stockholder’s ability to perform its obligations hereunder. There are no agreements or arrangements of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto (other than a Transfer from one Stockholder to another Stockholder) and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Subject Shares.
(d) Reliance by Parent.   Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.
(e) Litigation.   As of the date hereof, to the knowledge of such Stockholder, there is no action, proceeding or investigation pending or, to the knowledge of the Stockholder, threatened in writing against such Stockholder that questions the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.
6. Representations and Warranties of Parent.   Parent represents and warrants to the Stockholders as follows: Parent is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of New Jersey and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the board of directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement, the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby. The execution and delivery of the Merger Agreement by Merger Sub and the consummation of the transactions contemplated thereby have been duly and validly authorized by the board of directors of Merger Sub, and no other corporate proceedings on the part of Merger Sub are necessary to authorize the execution, delivery and performance of the Merger Agreement by Merger Sub and the consummation of the transactions contemplated thereby. Parent has duly and validly executed this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a material breach of the constituent documents of Parent, or constitute a default (with or without notice or lapse of time or both) under any provision of, any other agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent.
7. Stockholder Capacity.   No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the record holder or Beneficial Owner of, or as a trust whose beneficiaries are the beneficial owners (not within the meaning of Rule 13d-3 promulgated under the Exchange Act, but rather, pursuant to the common law regarding beneficial interests in trusts) of, Subject Shares and nothing herein shall limit or affect any actions taken (or any failures to act) by a Stockholder in such Stockholder’s capacity as a director or officer of the Company. The taking of any actions (or any failures to act) by a Stockholder (including voting on matters put to such board or any committee thereof, influencing officers, employees, agents, management or the other directors of the Company and taking any action or making any statement at any meeting of such board or any committee thereof) in such Stockholder’s capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto.
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8. Certain Definitions.
(a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.
(b) “Beneficial Ownership”   and related terms such as “Beneficially Owned” or “Beneficial Owner” have the meaning given such terms in Rule 13d-3 under the Exchange Act, and the rules and regulations promulgated thereunder, as in effect from time to time.
9. Termination.   This Agreement shall automatically terminate without further action upon the earliest to occur (the “Expiration Date”) of  (i) the Effective Time, (ii) the termination of the Merger Agreement, (iii) the written agreement of the Stockholders and Parent to terminate this Agreement and (iv) any amendment, modification, waiver or other change to any provision of the Merger Agreement, as in effect on the date hereof, that (A) is materially adverse to Stockholder from a financial point of view, including any reduction in the amount or change to the form of consideration payable to any Stockholder, or (B) would materially delay or materially impede the ability of the parties to the Merger Agreement to consummate the transactions contemplated by the Merger Agreement. At any time, Parent and any Stockholder may mutually agree in writing to terminate this Agreement with respect to such Stockholder and, if so agreed, such Stockholder shall have no further obligations under this Agreement.
10. Specific Performance.   Each Stockholder acknowledges and agrees that (i) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, (ii) Parent is relying on such covenants in connection with entering into the Merger Agreement and (iii) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law and for which monetary damages are not readily ascertainable. Therefore, each Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief  (without the requirement to post bond), in addition to remedies at law or in damages, as a court of competent jurisdiction may deem necessary or appropriate to restrain such Stockholder from committing any violation of such covenants, obligations or agreements, and shall not oppose the granting of such relief on the basis that Parent has an adequate remedy at law or in damages.
11. Governing Law and Venue; Waiver of Jury Trial.
(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
(b) Each of the parties hereby irrevocably submits exclusively to the jurisdiction of the Chancery Courts of the State of Delaware and the federal courts of the United States of America, in each case, located in New Castle County in the State of Delaware and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and each of the parties hereto irrevocably agrees that all claims relating to such action, suit or proceeding shall be heard and determined in such a state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 16 or in such other manner as may be permitted by Law, shall be valid and sufficient service thereof.
(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES
A-A-5

AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.
12. Several Obligations.   Obligations of each Stockholder under this Agreement shall be several and not joint.
13. Modification or Amendment.   This Agreement may only be amended, modified or supplemented in writing by the parties hereto, or as between Parent and any Stockholder by an instrument in writing signed by Parent and such Stockholder.
14. Waivers.   Any provision of this Agreement may be waived if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
15. Assignment.   This Agreement shall not be assignable by operation of Law or otherwise. Any assignment in contravention of the preceding sentence shall be null and void.
16. No Third-Party Beneficiaries.   This Agreement is not intended to confer upon any Person other than the parties any rights or remedies.
17. Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally or (ii) on the first Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(i) If to Parent, to:
Campbell Soup Company
One Campbell Place
Camden, New Jersey 08103
Attention: Corporate Secretary
with a copy (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention:
Michael J. Aiello
Eoghan P. Keenan
Facsimile: (212) 310-8007
If to the Patricia A. Warehime Revocable Deed of Trust to:
Patricia A. Warehime
416 Sprenkle Avenue
Hanover, PA 17331
A-A-6

with a copy (which shall not constitute notice) to:
Eckert Seamans
600 Grant Street, 44th Floor
Pittsburgh, PA 15219
Attention: John Kearns, III
Facsimile: (412) 566-6099
If to any Stockholder other than the Patricia A. Warehime Revocable Deed of Trust, to:
Charles E. Good
6663 Moulstown Road E.
Hanover, PA 17331
with a copy (which shall not constitute notice) to:
Eckert Seamans
600 Grant Street, 44th Floor
Pittsburgh, PA 15219
Attention: John Kearns, III
Facsimile: (412) 566-6099
18. Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) the parties shall negotiate in good faith to modify this Agreement to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such modification, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
19. Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto.
20. Headings.   The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
21. Counterparts; Effectiveness.   This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF) or by other electronic means), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
22. No Ownership Interests.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the applicable Stockholder. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable Law.
[SIGNATURE PAGES FOLLOW]
A-A-7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
CAMPBELL SOUP COMPANY
By:
/s/ Denise Morrison

Name:  Denise Morrison
Title:    Chief Executive Officer
TWIST MERGER SUB
By:
/s/ Anthony DiSilvestro

Name:  Anthony DiSilvestro
Title:    Senior Vice President & Chief
       Financial Officer
[Signature Page to Voting Agreement]
A-A-8

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
PATRICIA A. WAREHIME REVOCABLE DEED OF TRUST
By:
/s/ Patricia A. Warehime

Name:  Patricia A. Warehime
Title:   Trustee
[Signature Page to Voting Agreement]
A-A-9

WAREHIME 2016 GRAT #1
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-10

WAREHIME 2017 GRAT #1
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-11

WAREHIME 2012 DYNASTY TRUST FOR THE BENEFIT OF SUSAN A. RUPP
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Steve B. Yelland

Name:  Steve B. Yelland
Title:    Trustee
By:
/s/ Susan A. Rupp

Name:  Susan A. Rupp
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-12

WAREHIME 2012 DYNASTY TRUST
FOR THE BENEFIT OF KATHERINE
A. MININGER
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Steve B. Yelland

Name:  Steve B. Yelland
Title:    Trustee
By:
/s/ Katherine A. Mininger

Name:  Katherine A. Mininger
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-13

WAREHIME 2012 DYNASTY TRUST
FOR THE BENEFIT OF ELIZABETH
A. WAREHIME
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Steve B. Yelland

Name:  Steve B. Yelland
Title:    Trustee
By:
/s/ Elizabeth A. Warehime

Name:  Elizabeth A. Warehime
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-14

MICHAEL & PATRICIA WAREHIME 1995 IRREVOCABLE TRUST FOR THE BENEFIT OF DAUGHTERS
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Sally A. Yelland

Name:  Sally A. Yelland
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-15

MICHAEL A. WAREHIME 2010
TRUST FOR THE BENEFIT OF MARGARET ANNE MININGER
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Michael C. Anderson

Name:  Michael C. Anderson
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-16

MICHAEL A. WAREHIME 2010 TRUST FOR THE BENEFIT OF HARRISON MICHAEL RUPP
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Michael C. Anderson

Name:  Michael C. Anderson
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-17

MICHAEL A. WAREHIME 2010 TRUST FOR THE BENEFIT OF SOPHIE ANN MININGER
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Michael C. Anderson

Name:  Michael C. Anderson
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-18

MICHAEL A. WAREHIME 2010 TRUST FOR THE BENEFIT OF EVAN MICHAEL RUPP
By:
/s/ Charles E. Good

Name:  Charles E. Good
Title:    Trustee
By:
/s/ Michael C. Anderson

Name:  Michael C. Anderson
Title:    Trustee
[Signature Page to Voting Agreement]
A-A-19

SCHEDULE A
Name of Stockholder	Number of Shares of Company Common Stock
PATRICIA A. WAREHIME REVOCABLE DEED OF TRUST	8,953,547
WAREHIME 2016 GRAT #1	2,044,738
WAREHIME 2017 GRAT #1	1,546,783
WAREHIME 2012 DYNASTY TRUST FOR THE BENEFIT OF SUSAN A. RUPP	72,739
WAREHIME 2012 DYNASTY TRUST FOR THE BENEFIT OF KATHERINE A. MININGER	72,739
WAREHIME 2012 DYNASTY TRUST FOR THE BENEFIT OF ELIZABETH A. WAREHIME	72,739
MICHAEL & PATRICIA WAREHIME 1995 IRREVOCABLE TRUST FOR THE BENEFIT OF DAUGHTERS	51,983
MICHAEL A. WAREHIME 2010 TRUST FOR THE BENEFIT OF MARGARET ANNE MININGER	10,145
MICHAEL A. WAREHIME 2010 TRUST FOR THE BENEFIT OF HARRISON MICHAEL RUPP	9,391
MICHAEL A. WAREHIME 2010 TRUST FOR THE BENEFIT OF SOPHIE ANN MININGER	8,853
MICHAEL A. WAREHIME 2010 TRUST FOR THE BENEFIT OF EVAN MICHAEL RUPP	8,100

A-A-20

Exhibit B
Articles of Incorporation of the Surviving Corporation
EXECUTION COPY
AMENDMENTS TO ARTICLES OF INCORPORATION
OF
SURVIVING CORPORATION
The amendments to the Articles of Incorporation are:
1.
Article 2 of the Articles of Incorporation is amended to state as follows:

The name of the initial registered agent and the street address, mailing address and county of the initial registered office are:
CT Corporation System 160 Mine Lake Ct, Suite 200 Raleigh, NC 27615-6417	County: Wake
2.
Article 3 of the Articles of Incorporation is amended to state as follows:

The authorized purposes of the Corporation are to engage in any and all lawful business in which a corporation organized under the North Carolina Business Corporation Act may engage.
3.
Article 4 of the Articles of Incorporation is amended to state as follows:

The Corporation is authorized to issue 100 shares of capital stock, all of one class, designated as common stock, par value $0.01 per share.
4.
Article 5 of the Articles of Incorporation is amended to state as follows: The number of directors of the Corporation may be fixed by the bylaws.

5.
Article 7 of the Articles of Incorporation is amended to state as follows:

The Corporation does not have a principal office.
6.
Article 8 of the Articles of Incorporation is hereby deleted in is entirety and Article 9 is amended is hereby to be numbered Article 8.

A-B-1

Annex B
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
Goldman
Sachs
PERSONAL AND CONFIDENTIAL
December 18, 2017
Board of Directors
Snyder’s-Lance, Inc.
13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
Lady and Gentlemen:
Attached is our opinion letter, dated December 18, 2017 (“Opinion Letter’’), with respect to the fairness from a financial point of view to the holders (other than Campbell Soup Company (“Campbell’’) and its affiliates) of the outstanding shares of common stock, par value $0.83 1∕3 per share (the “Shares’’), of Snyder’s-Lance, Inc. (the “Company”) of the $50.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of December 18, 2017, by and among Campbell, Twist Merger Sub, Inc., a wholly owned subsidiary of Campbell, and the Company.
The Opinion Letter is provided solely for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated therein and is not to be used, circulated, quoted or otherwise referred to for any other purpose, nor is it to be filed with, included in or referred to in whole or in part in any registration statement, proxy statement or any other document, except in accordance with our prior written consent.
Very truly yours,
/s/ Goldman Sachs & Co. LLC

(GOLDMAN SACHS & CO. LLC)
Securities and Investment Services Provided by Goldman, Sachs & Co.

200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
Goldman
Sachs
PERSON AL AND CONFlDENTIAL
December 18, 2017
Board of Directors
Snyder’s-Lance, Inc.
1 3515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
Lady and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Campbell Soup Company (“Campbell”) and its affiliates) of the outstanding shares of common stock, par value $0.83 1∕3 per share (the “Shares”), of Snyder’s-Lance, Inc. (the “Company”) of the $50.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of December 18, 2017 (the “Agreement”), by and among Campbell, Twist Merger Sub, Inc., a wholly owned subsidiary of Campbell, and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Campbell, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to Campbell and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including acting as a dealer in connection with Campbell’s commercial paper program. We may also in the future provide financial advisory and/or underwriting services to the Company, Campbell and their respective affiliates for which our Investment Banking Division may receive compensation.
Securities and Investment Services Provided by Goldman Sachs & Co. LLC

Board of Directors
Snyder’s-Lance, Inc.
December 18, 2017

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2016; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the food and beverage industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Campbell and its affiliates) of Shares, as of the date hereof, of the $50.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $50.00 in cash per Share to be paid to the holders (other than Campbell and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or as to the impact of the Transaction on the solvency or viability of the Company or Campbell or the ability of the Company or Campbell to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to the Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Board of Directors
Snyder’s-Lance, Inc.
December 18, 2017

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $50.00 in cash per Share to be paid to the holders (other than Campbell and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to the holders (other than Campbell and its affiliates) of Shares.
Very truly yours,
/s/ Goldman Sachs & Co. LLC

(GOLDMAN SACHS & CO. LLC)

Snyder's Lance

Snacking is our passion

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